As filed with the U.S. Securities and Exchange Commission on April 23, 2020
Registration No. 333-100567

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-5130
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 20 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 28 [X]
John Hancock Life Insurance Company (U.S.A.) Separate Account N
(Exact Name of Registrant)
John Hancock Life Insurance Company (U.S.A.)
(Name of Depositor)
200 Berkeley Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
200 BERKELEY ST.
BOSTON, MA 02116
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 27, 2020 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 27, 2020
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account N
Interests are made available under
Corporate VUL
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Disciplined Value International
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Health Sciences
High Yield
International Equity Index
International Small Company
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Opportunistic Fixed Income
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Stock Market Index
Ultra Short Term Bond
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
CVUL 03 2020

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This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, the portfolios prospectuses, or the corresponding Statements of Additional Information.
The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for John Hancock NY and Separate Account B. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
RISKS/BENEFITS SUMMARY
Benefits
Some of the benefits of purchasing the policy are described below. Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.
Access To Your Policy Values. Variable life insurance offers access to Policy Value. You may borrow against your policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations on partial withdrawals. See “Policy Surrender and Partial Withdrawals” for further information.
Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.
Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.
Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and an additional policy rider. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.
Risks
Some of the risks of purchasing the policy are described below.
Fluctuating Investment Performance. Policy Value invested in a sub-account is not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review these prospectuses carefully before allocating Policy Value to any sub-accounts.
Unsuitable for Short-Term Investment. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the
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investment in the policy may be treated as ordinary income subject to tax. Since withdrawals reduce your Policy Value, withdrawals increase the risk of lapse.
Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.
Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your policy in the first 10 years from the purchase of the policy or the effective date of a Face Amount increase. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered. In addition, there are adverse consequences associated with partial withdrawals including potential policy lapse and adverse tax consequences. There may also be adverse consequences associated with full surrender of the policy.
Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Premium Load Charge Imposed on Premium (Load)	Upon receipt of premium	2% of each premium paid
Maximum Sales Load Charge Imposed on Premium[1]	Upon receipt of premium	8% (Coverage Year 1)[2]
Maximum Surrender Charge (Load)[1]	Upon termination or reduction of any Coverage Amount that is subject to a surrender charge including surrender of the policy for its Net Cash Surrender Value, partial withdrawal in excess of the Free Withdrawal Amount, decrease in the Face Amount, or policy lapse.	5% (Coverage Year 1)[3]
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Rebalancer	Upon transfer	Guaranteed $15.00
Current $5.00

1 A policy is subject to either a Sales Charge or a Surrender Charge but not both. The policy indicates which charge is applicable.
2 The Sales Load Charge declines in subsequent Coverage Years as noted below:
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Coverage Year	Percentage
1	8.00%
2	6.00%
3	3.00%
4	2.00%
5	1.00%
6+	0.00%

3 The Surrender Charge declines in subsequent Policy Years as noted below:
Coverage Year	Percentage
1	5.00%
2	4.00%
3	3.00%
4	2.50%
5	2.00%
6	1.50%
7	1.00%
8	1.00%
9	0.50%
10+	0.00%
The surrender charge are a percentage of the sum of all premium payments attributed to a Coverage Amount in the first five Coverage Years.
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fees and expenses of the portfolios, the underlying variable investment options for your policy.
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Charges Other Than Those of the Portfolios
Charge	When Charge isDeducted	Amount Deducted
Cost of Insurance[1]	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk.
		Charge for a Representative policy owner (a 45 year old non-smoking male) (rating classification is for short form underwriting)	Policy Subject to Sales Charge: The Cost of Insurance rate is $0.16 per month per $1,000 of the net amount at risk.
Policy Subject to Surrender Charge: The Cost of Insurance rate is $0.35 per month per $1,000 of the net amount at risk.
Cost of Insurance - Optional FTIO Rider (Flexible Term Insurance Option)[1]	Monthly	Minimum and Maximum Charges	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk
		Charge for a Representative policy owner (a 45 year old non-smoking male) rating classification is for short form underwriting)	The Cost of Insurance rate is $0.10 per month per $1,000 of the net amount at risk
Mortality and Expense Risk Fees	Monthly	0.04% (0.50% annually)[2]
Administration Fees	Monthly	$12 per Policy Month
Loan Interest Rate (Net)	Annually	0.75% [3]

1 The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. A policy owner may obtain additional information regarding cost of insurance charge by contacting the Company. The election (or failure to elect) the optional FTIO rider will impact the total cost of insurance charges.
2 Currently the Company is charging the following rates:
Policy Year	Annual Rate
1-10	0.50%
11+	0.20%

3 The Loan Interest Rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account. Currently this rate is 0.75% for Policy Years 1-10 and 0.25% for Policy Years 11 and higher. The maximum loan rate is 4%.
The next table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2019, charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.46%	2.02%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.87%, respectively.
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Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHVTA pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHVTA and may indirectly benefit from any investment management fees JHVTA retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios have the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies are as described in the following table:
Portfolio	Subadviser	Investment Objective
500 Index	Manulife Investment Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
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Portfolio	Subadviser	Investment Objective
Active Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long term growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Disciplined Value International	Boston Partners Global Investors, Inc.	To seek to provide long-term growth of capital.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	Manulife Investment Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company, LLC	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	Manulife Investment Management (US) LLC	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Subadviser	Investment Objective
Managed Volatility Balanced	Manulife Investment Management (US) LLC	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	Manulife Investment Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Opportunistic Fixed Income	Wellington Management Company LLP	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	DWS Investment Management Americas, Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	Manulife Investment Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market	Manulife Investment Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
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POLICY SUMMARY
General
The policy is a flexible premium variable universal life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy has not gone into default, there is no outstanding Policy Debt and the death benefit is not determined by the Minimum Death Benefit percentage. The policy’s provisions may vary in some states. The terms of the policy and any endorsements or riders will supersede the disclosure in this prospectus.
Death Benefits
The policy provides a death benefit in the event of the death of the Life Insured while the policy is in force. The basic death benefit amount is the Face Amount, which is provided for the lifetime of the Life Insured with no maturity or expiration date. There may be other amounts added to the death benefit as described below.
Flexible Term Insurance Option. You may add a flexible term insurance option rider (the “FTIO Rider”) to the policy to provide additional term life insurance coverage on the Life Insured. Cost of insurance rates are less than or equal to those of the policy and no Sales Loads or surrender charge will apply. However, unlike the Face Amount of the policy, the FTIO Rider will terminate at the Life Insured’s Attained Age 100. The FTIO Rider also offers the flexibility to schedule varying death benefit amounts on future dates (the “Scheduled Death Benefits”).
Death Benefit Options. There are two death benefit Options. Option 1 provides a death benefit equal to the Face Amount of the policy and the Scheduled Death Benefits of the FTIO Rider or, if greater, the Minimum Death Benefit. Option 2 provides a death benefit equal to the Face Amount and the Scheduled Death Benefits, plus the Policy Value or, if greater, the Minimum Death Benefit. You may change the death benefit Option and increase or decrease the Face Amount and Scheduled Death Benefits.
Age 100 Advantage. If the Life Insured is alive on the Policy Anniversary when the Life Insured reaches Attained Age 100, the policy will continue in force subject to the following unless the policy owner chooses to surrender the policy for its Net Cash Surrender Value:
•	the policy will be continued until the earlier of the death of the Life Insured or the date the policy owner surrenders the policy;
•	no additional premium payments will be accepted although loan repayments will be accepted;
•	no additional charges or deductions (described under “Charges and Deductions”) will be assessed;
•	interest on any Policy Debt will continue to accrue;
•	the policy owner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Accounts as described in this prospectus.
Premiums
Premium payments may be made at any time prior to Attained Age 100 and in any amount, subject to certain limitations (see “Premium Payments—Premium Limitations”). Net Premiums will be allocated to one or more of the Fixed Account and the sub-accounts of the Separate Account. You may change allocations and make transfers among the accounts subject to limitations described below.
Policy Value
The Policy Value is the accumulation of premiums paid, less charges and deductions we take for expenses and cost of insurance, plus or minus the investment returns of the accounts to which the Policy Value has been allocated. You may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal or by full surrender of the policy.
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Policy Loans
You may borrow against the Net Cash Surrender Value of the policy. Loan interest will accrue daily and be payable in arrears on each Policy Anniversary. The Policy Debt will be deducted from amounts payable at the Life Insured’s death or upon surrender.
Surrender and Partial Withdrawals
You may make a partial withdrawal of Policy Value. It may result in a decrease in the Face Amount and Scheduled Death Benefits and assessment of a portion of the surrender charge. You may surrender the policy for its Net Cash Surrender Value at any time.
Lapse and Reinstatement
A policy will lapse and terminate without value when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate premium payment from you. You may reinstate a lapsed policy within five years following lapse if the policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a premium payment described under “Reinstatement.”
The policy differs in two important ways from a conventional life insurance policy. First, failure to make planned premium payments will not itself cause the policy to lapse. Second, the policy can lapse even if planned premiums have been paid.
Charges and Deductions
We assess charges and deductions in connection with the policy, in the form of monthly deductions for the cost of insurance and administrative expenses, charges assessed daily against amounts in the Investment Accounts and loads deducted from premiums paid.
For more information, please refer to the prospectus for the underlying portfolio.
Sales Load or Surrender Charge. You may choose Coverage Amounts with one of two alternative charge structures representing different ways to cover a portion of our marketing and distribution costs. Generally, policy benefits will be approximately equal in present value under either alternative. However, there is no guarantee each alternative will perform the same in all circumstances. Therefore, you should obtain individualized illustrations for both charge structures.
Sales Load coverage features a load deducted immediately from premiums paid and no surrender charge. Surrender Charge coverage features no added sales load with surrender charges assessed upon early surrender, lapse, partial withdrawal or coverage decrease. Current cost of insurance charges in early years are higher for Surrender Charge coverage.
Reduction in Charges and Enhancement of Surrender Values. The policy is designed for employers and other sponsoring organizations that may purchases multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we may offer reductions of policy charges and enhancements of surrender value. We may change the nature and amount of reductions and enhancements available from time to time. They will be determined in a way that is not unfairly discriminatory to policyholders.
Investment Options and Investment Subadvisers
You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.
The portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated portfolios.
Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific
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events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and © foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.
Description of John Hancock (USA)
We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account. Our executive office is located at 200 Berkeley St., Boston, MA 02116.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account N
The variable investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account N, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock USA's other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.
New variable investment accounts may be added and made available to policy owners from time to time. Existing variable investment accounts may be modified or deleted at any time.
ISSUING A POLICY
Use of the Policy
The policy is designed to provide employers or other organizations with life insurance coverage on employees or other individuals in whose lives they have an insurable interest. The policy may be owned by an individual or a corporation, trust, association, or similar entity. The policy may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation liabilities or death benefit liabilities of executive retirement plans, or as a source for funding cash flow obligations under such plans.
Requirements
To purchase a policy, an applicant must submit a completed application. A policy will not be issued until the underwriting process is completed to our satisfaction and we approve issuance of the policy.
Policies may be issued on a basis that does not distinguish between the Life Insured’s sex and/or smoking status, with prior approval from us. A policy will only be issued on the lives of insureds from Issue Ages 20 through 80. Each policy has a Policy Date, an Effective Date and an Issue Date. The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are measured. The Policy Date is also the effective date of the initial Coverage Amount. The Policy Date is the same date as the Effective Date unless the policy is
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backdated (see “Backdating a Policy”). The Effective Date is the date we become obligated under the policy and when the first monthly deductions are taken. It is the later of the date we approve issuance of the policy and the date we receive at least the Minimum Initial Premium. The Issue Date is the date from which the Suicide and Incontestability provisions of the policy are measured.
If we approve issuance of a policy before we receive the Minimum Initial Premium then the Effective Date will be later than the Issue Date. The Minimum Initial Premium must be received by us within 60 days after the Issue Date and the Life Insured must be in good health on the Effective Date. If the Minimum Initial Premium is not paid or if the application is rejected, the policy will be canceled and any premiums paid will be returned to the applicant.
Net Premiums received prior to the Effective Date will be credited with interest at the rate of return earned on amounts allocated to the Money Market portfolio. On the Effective Date, Net Premiums received plus any interest credited will be allocated to Investment Accounts and the Fixed Account according to your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see “Right to Examine the Policy”).
Minimum Face Amount and Scheduled Death Benefit. The minimum Face Amount is $50,000 unless the FTIO Rider is added to the policy. With an FTIO Rider, the minimum Face Amount is $25,000 and the minimum Scheduled Death Benefit is $50,000 at all times.
Backdating a Policy. You may request that we backdate the policy by assigning a Policy Date earlier than the date the application is signed. We will not backdate the policy to a date earlier than that allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated.
Temporary Insurance Agreement
Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our underwriting practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.
Underwriting
The policies are offered on three underwriting classes that require different types and amounts of information from the applicant and prospective Life Insured. Current cost of insurance charges in early Policy Years will vary by the type of underwriting and charges will generally be lower where underwriting information is more extensive. Under any of the underwriting bases, the acceptance of an application is subject to our underwriting rules and we may request additional information or reject an application for any reason.
Short Form Underwriting. The proposed Life Insured must answer qualifying questions in the application but is not required to provide detailed medical history, submit records or undergo examinations or tests unless requested to do so by us. Availability of Short Form underwriting depends on characteristics of the Case, such as the number of lives to be insured, the amounts of insurance and other factors, and it is generally available only up to Issue Age 65.
Simplified Underwriting. The proposed Life Insured must satisfactorily answer certain health questions in the application and may be required to submit existing medical records, but requirements to undergo examinations and tests are minimized. Availability of Simplified underwriting and the nature of the requirements will depend on characteristics of the Case and the proposed lives to be insured.
Regular (Medical) Underwriting. Where Short Form or Simplified underwriting is unavailable we require satisfactory evidence of insurability under our regular underwriting guidelines for individual applicants. This may include medical exams and other information. A proposed Life Insured who fails to qualify for a standard risk classification may be eligible to be insured with an additional substandard rating.
Right to Examine the Policy
A policy may be returned for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the policy if applicable. The policy can be mailed or delivered to the John Hancock USA agent who sold it or to the Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from
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the beginning. Within seven days after receipt of the returned policy at the Service Office we will refund an amount equal to the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy, plus all charges deducted prior to that date, not including fees and expenses of the portfolios, minus any partial withdrawals and policy loans.
Some state laws require the refund of premiums paid without adjustment for investment gains and losses of the Separate Account. In these states, all Net Premiums will be allocated to the Money Market Trust during the right to examine period and the refund amount will be equal to all premiums received less any partial withdrawals and policy loans.
If you request a Face Amount increase that results in new surrender charge or sales loads, you will have the same rights described above to cancel the increase. If canceled, the premiums paid during this right to examine period will be refunded, and the Policy Value and surrender charge or sales loads will be recalculated to be as they would have been had the premiums not been paid.
We reserve the right to delay the refund of any premium paid by check until the check has cleared.
(Applicable to Residents of California Only)
Residents in California age 60 and greater may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the Company’s agent who sold it or to the Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money-Market investment option, we will refund you the amount of all premiums paid. If your premiums were allocated to one or more of the Investment Accounts (other than the Money Market portfolio), we will refund you the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy plus all charges deducted prior to that date, not including fees and expenses of the portfolios; minus any partial withdrawals and policy loans.
Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market investment option or © in one or more of the Investment Accounts, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market investment option.
Life Insurance Qualification
A policy must satisfy either of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, you must choose either the Cash Value Accumulation Test (“CVA Test”) or the Guideline Premium Test (“GP Test”) and the test cannot be changed once the policy is issued.
Cash Value Accumulation Test. The CVA Test requires the death benefit at any time to be at least a certain ratio of the Policy Value, based on prescribed calculations. The Minimum Death Benefit provision described below will ensure that the CVA Test is met. There is no restriction on the amount of premiums you may pay, but we will require you to provide satisfactory evidence of insurability before we accept an amount of premium that would increase the death benefit by more than the increase in Policy Value.
Guideline Premium Test. The GP Test limits the amount of premiums you may pay into the policy, given its death benefit, based on prescribed calculations. In addition, the GP Test requires the death benefit at any time to be at least a prescribed ratio of the Policy Value. These prescribed multiples are generally lower than those calculated under the CVA Test. The Minimum Death Benefit provision described below will ensure that this second requirement is met.
Changes to the policy or FTIO Rider, such as changes in Face Amount, Scheduled Death Benefit, death benefit Option or partial withdrawals, may affect the premium limits under the GP Test. Some changes will reduce future premium limits and may cause premiums already paid to exceed the new limits and force you to make a partial withdrawal.
DEATH BENEFITS
If the policy is in force at the time of the Life Insured’s death we will pay an insurance benefit to the beneficiary. The policy may remain in force for the Life Insured’s entire lifetime and there is no specified maturity or expiration date.
Insurance benefits are only payable when we receive due proof of death at the Service Office, in the form of either a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to us.
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The amount of the insurance benefit payable will be the death benefit on the date of death, as described below, less any Policy Debt and outstanding monthly deductions on the date of death. The insurance benefit will be paid in one lump sum unless another form of settlement is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the Life Insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.
Minimum Death Benefit. Both the CVA Test and the GP Test require the death benefit to be at least a prescribed ratio of the Policy Value at all times. The Policy’s Minimum Death Benefit ensures that these requirements are met by providing that the death benefit shall be at least equal to the Policy Value multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. Tables of Minimum Death Benefit Percentages appear below.
Table of Minimum Death Benefit Percentages.
Age	GP Test Percent	Male	CVA Test Female	Unisex
20	250%	653%	779%	67.4%
21	250%	634%	754%	654%
22	250%	615%	730%	635%
23	250%	597%	706%	616%
24	250%	580%	684%	598%
25	250%	562%	662%	579%
26	250%	545%	640%	561%
27	250%	528%	619%	544%
28	250%	511%	599%	526%
29	250%	494%	580%	509%
30	250%	479%	561%	493%
31	250%	463%	542%	477%
32	250%	448%	525%	461%
33	250%	433%	507%	446%
34	250%	419%	491%	432%
35	250%	406%	475%	418%
36	250%	392%	459%	404%
37	250%	380%	444%	391%
38	250%	367%	430%	378%
39	250%	356%	416%	366%
40	250%	344%	403%	355%
41	243%	333%	390%	343%
42	236%	323%	378%	333%
43	229%	313%	366%	322%
44	222%	303%	355%	312%
45	215%	294%	344%	303%
46	209%	285%	333%	294%
47	203%	277%	323%	285%
48	197%	268%	313%	276%
49	191%	260%	304%	268%
50	185%	253%	295%	260%
51	178%	245%	286%	253%
52	171%	238%	278%	245%
53	164%	232%	270%	238%
54	157%	225%	262%	232%
55	150%	219%	254%	225%
56	146%	213%	247%	219%
57	142%	207%	240%	213%
58	138%	202%	233%	208%
59	134%	197%	227%	202%
Age	GP Test Percent	Male	CVA Test Female	Unisex
60	130%	192%	221%	197%
61	128%	187%	214%	192%
62	126%	182%	208%	187%
63	124%	178%	203%	183%
64	122%	174%	197%	178%
65	120%	170%	192%	174%
66	119%	166%	187%	170%
67	118%	162%	182%	166%
68	117%	159%	177%	162%
69	116%	155%	173%	159%
70	115%	152%	169%	156%
71	113%	149%	164%	152%
72	111%	146%	160%	149%
73	109%	144%	156%	146%
74	107%	141%	153%	144%
75	105%	139%	149%	141%
76	105%	136%	146%	139%
77	105%	134%	143%	136%
78	105%	132%	140%	134%
79	105%	130%	138%	132%
80	105%	129%	135%	130%
81	105%	127%	133%	128%
82	105%	125%	130%	127%
83	105%	124%	128%	125%
84	105%	122%	126%	123%
85	105%	121%	124%	122%
86	105%	120%	123%	121%
87	105%	119%	121%	119%
88	105%	118%	119%	118%
89	105%	116%	118%	117%
90	105%	116%	117%	116%
91	104%	115%	115%	115%
92	103%	114%	114%	114%
93	102%	112%	113%	113%
94	101%	111%	112%	111%
95	100%	110%	110%	110%
96	100%	109%	109%	109%
97	100%	107%	107%	107%
98	100%	106%	106%	106%
99	100%	105%	105%	105%
100+	100%	100%	100%	100%

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Flexible Term Insurance Option Rider
You may add the FTIO Rider to the policy to provide additional death benefit coverage on the Life Insured. The FTIO Rider provides flexible term life insurance to Attained Age 100 with cost of insurance charges less than or equal to those of the policy. The Rider will terminate at the earlier of Attained Age 100, the date the policy lapses or is surrendered, and your request to cancel the FTIO Rider.
You may schedule the death benefit amounts that will apply at specified times (the “Scheduled Death Benefits”). Scheduled Death Benefits may be constant or varying from time to time. The Death Benefit Schedule will be shown in the policy.
The Term Insurance Benefit of the FTIO Rider is equal to (a) minus (b) but not less than zero where:
(a) the Scheduled Death Benefit for the Policy Month, and
(b) the Face Amount of the policy or, if greater, the policy’s Minimum Death Benefit
Even if the Term Insurance Benefit may be zero in a Policy Month, the Rider will not terminate.
Example. A policy is purchased for an executive as part of an employee benefit plan. The death benefit provided by the policy is to be equal to the executive’s salary of $100,000 increasing at 5% per year through age 64. Assuming the executive is currently 55, the policy will be issued with a death benefit Schedule as follows:
Policy Year	Scheduled Death Benefit
1	100,000
2	105,000
3	110,250
4	115,763
5	121,551
6	127,628
7	134,010
8	140,710
9	147,746
10+	155,133
The FTIO Rider amount will change each year as necessary to provide the benefits shown in the schedule, as follows:
Policy Year	Total Death Benefit	Face Amount	Flexible Term Insurance Amount
1	100,000	100000	0
2	105,000	100000	5,000
3	110,250	100000	10,250
4	115,763	100000	15,763
5	121,551	100000	21,551
6	127,628	100000	27,628
7	134,010	100000	34,010
8	140,710	100000	40,710
9	147,746	100000	47,746
10	155,133	100000	55,133
Death Benefit Options
You may choose either of two death benefit Options:
Death Benefit Option 1. The death benefit on any date is the Face Amount of the policy or, if greater, the Minimum Death Benefit, plus the Term Insurance Benefit of the FTIO Rider.
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Death Benefit Option 2. The death benefit on any date is the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus the Term Insurance Benefit of the FTIO Rider.
Changing the Death Benefit Option
You may change the death benefit Option at any time. The change will take effect at the beginning of the next Policy Month that is at least 30 days after your written request is received at the Service Office. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.
A change in the death benefit Option will result in a change in the Face Amount and Scheduled Death Benefits to avoid any change in the amount of death benefit, as follows:
•	Change from Option 1 to Option 2. The new Face Amount will be the Face Amount prior to the change less the Policy Value on the date of the change.
•	The Scheduled Death benefit amounts for dates on or after the date of the change will be the amounts scheduled prior to the change less the Policy Value on the date of the change.
•	Coverage Amounts will be reduced or eliminated in the order that they are listed in the policy until the total decrease in Coverage Amounts equals the decrease in Face Amount.
•	surrender charge will not be assessed for reductions that are solely due to a change in the death benefit Option.
Example. A policy is issued with a Face amount of $100,000, death benefit Option 1, and the following schedule:
Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000
The death benefit Option is changed to Option 2 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $90,000 (the Face Amount prior to the change less the Policy Value) and the Death Benefit Schedule after the change will become:
Policy Year	Scheduled Death Benefit
3	140,000
4	165,000
5+	190,000
Change from Option 2 to Option 1. The new Face Amount will be the Face Amount prior to the change plus the Policy Value on the date of the change (but the new Face Amount will be no greater than the Scheduled Death Benefit on the date of the change.)
The resulting Face Amount increase will be added to the first Coverage Amount listed in the policy.
The Annual Premium Target for this Coverage Amount will not be increased and new surrender charge or Sales Loads will not apply, however, for an increase solely due to a change in the death benefit Option.
Example. A policy is issued with a Face amount of $100,000, death benefit Option 2, and the following schedule:
Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000
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The death benefit Option is changed to Option 1 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $110,000 (the Face Amount prior to the change plus the Policy Value), and the Death Benefit Schedule after the change will become:
Policy Year	Scheduled Death Benefit
3	160,000
4	185,000
5+	210,000
Changing the Face Amount and Scheduled Death Benefits
•	At any time, you may request an increase or decrease to the Face Amount or any Scheduled Death Benefits effective on or after the date of change. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.
•	Increases in Face Amount and Scheduled Death Benefits. Increases in Face Amount and Scheduled Death Benefits are subject to the following conditions:
•	Increases in Face Amount and Scheduled Death Benefits will require satisfactory evidence of the Life Insured’s insurability.
•	Increases will take effect at the beginning of the next Policy Month after we approve the request.
•	We may refuse a requested increase that would not meet our requirements for new policy issues at the time due to the Life Insured’s Attained Age or other factors.
•	If the Face Amount is increased (other than as required by a death benefit Option change) then all Scheduled Death Benefits effective on or after the date of the change will be increased by the amount of the Face Amount increase.
New Surrender Charges or Sales Loads for a Face Amount Increase. Coverage Amounts equal to the amount of the increase will be added to the policy as follows:
•	First, Coverage Amounts that were reduced or eliminated by a prior Face Amount decrease will be restored.
•	Second, if needed, a new Coverage Amount will be added to the policy with an Annual Premium Target and new surrender charge or Sales Loads. Any new Coverage Amount will be based on the Life Insured’s Attained Age and other relevant factors on the effective date of the increase.
Premiums paid on or after the increase may be attributed to the new Coverage Amount and result in surrender charge or Sales Loads (see “Charges and Deductions—Attribution of Premiums”).
Decreases in Face Amount and Scheduled Death Benefits. Decreases in Face Amount and Scheduled Death Benefits are subject to the following conditions:
•	Decreases in Face Amount and Scheduled Death Benefits will take effect at the beginning of the next policy Month which is at least 30 days after your written request is received at the Service Office.
•	If the Face Amount is decreased then all Scheduled Death Benefits effective on or after the date of the change will be decreased by the same amount.
•	If at any time the Scheduled Death Benefit decreases to less than the Face Amount, the Face Amount will be decreased to be equal to the Scheduled Death Benefit at that time.
•	Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy. surrender charge may be assessed (see “Charges and Deductions—Sales Load or Surrender Charge”).
Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount will be decreased by an amount equal to (a) minus (b) but not less than zero, where:
(a)  is the partial withdrawal amount plus any applicable Surrender Charge and
(b)  is the excess, if any, of the policy’s Minimum Death Benefit over its Face Amount, immediately prior to the partial withdrawal.
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Decreases in Face Amount under death benefit Option 1 due to a Partial Withdrawal are subject to the following conditions:
•	Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy.
•	All Scheduled Death Benefits effective on or after the date of the partial withdrawal will be decreased by the amount of the Face Amount decrease, unless you request otherwise and we approve.
•	A Face Amount decrease due to a partial withdrawal will not incur any Surrender Charge in addition to that applicable to the partial withdrawal (see “Charges and Deductions—Sales Load or Surrender Charge”).
Example for Face Increases and Decreases. A policy is issued with a Face Amount of $100,000, death benefit Option 1, and a Death Benefit Schedule as follows:
Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000
Assume the following policy activity:
Activity	Effect on Policy	Change in Benefit Schedule
In Policy Year 2, the Face Amount is reduced to $80,000.	The initial Coverage amount is reduced to $80,000.	Policy Year	Scheduled Death Benefit
		2	105,000
		3	130,000
		4	155,000
		5+	180,000
In Policy Year 3, the Face Amount is increased to $120,000	The initial Coverage Amount (which earlier was reduced to $80,000) is restored to its original level of $100,000. A new Coverage Amount for $20,000 is added to the policy. This new coverage amount will have its own Annual Premium Target, and if applicable, its own Sales Load or surrender charge. A portion of the future premiums paid will be attributed to this Coverage Amount to determine the amount of the Sales Load or Surrender Charge.	Policy Year	Scheduled Death Benefit
		3	170,000
		4	195,000
		5+	220,000
In Policy Year 4, a Partial Withdrawal of $30,000 is made.	The Face Amount is reduced to $90,000. The most recent Coverage Amount of $20,000 is reduced to $0, and the initial Coverage Amount is reduced to $90,000.	Policy Year	Scheduled Death Benefit
		4	165,000
		5	190,000
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Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.” These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.
PREMIUM PAYMENTS
Initial Premiums
No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return earned on amounts allocated to the Money Market Trust.
On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see “Right to Examine the Policy”).
Subsequent Premiums
After the payment of the initial premium, premiums may be paid at any time during the lifetime of the Life Insured prior to Attained Age 100 and in any amount subject to the premium limitations described below. A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send you notices of your planned premium at the payment interval you select. However, you are under no obligation to make the planned premium payment.
Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. The policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover policy charges.
Premium Limitations
If the policy is issued under the GP Test, the total of all premiums paid may not exceed the then-current maximum premium limitations established by federal income tax law for the policy to qualify as life insurance. The GP Test premium limits are stated in the policy. If a premium is received which would result in total premiums exceeding the applicable GP Test limit, we will only accept that portion of the premium that will not exceed the limit. Any premium in excess of that amount will be returned.
If the policy is issued under the CVA Test, there is no restriction on the amount of premiums that may be paid into a policy, but you must provide satisfactory evidence of insurability before we accept any premium that would increase the death benefit by an amount greater than the increase in Policy Value.
Premium Allocation
You may allocate premiums to the Fixed Account and Investment Accounts. Allocations may be made as percentages that are between zero and 100% that sum to exactly 100%. Alternatively, you may allocate a premium in dollar amounts that sum to exactly the Net Premium amount. You may change premium allocations at any time and the change will take effect on the date a request for change satisfactory to us is received at the Service Office.
CHARGES AND DEDUCTIONS
Premium Load
We will deduct a Premium Load as a percentage of each premium payment that is guaranteed never to exceed 2.0%. Currently, we waive this load in Policy Years 11 and later and charge 0%.
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The charge is intended to cover a portion of the aggregate amount of various taxes and fees we pay to federal, state and local governments. It is not based on the actual premium tax rate of your state of residence or any other specific tax.
Sales Load or Surrender Charge
Each Coverage Amount listed in the policy is designated as having either a Sales Load or Surrender Charge. One or the other of these charges will apply to a Coverage Amount, but not both. This designation cannot be changed after a Coverage Amount is effective and, currently, the same alternative must apply to all Coverage Amounts.
Generally, policy benefits will be approximately equal in present value under either alternative. However, there is no guarantee each alternative will perform the same in all circumstances. Therefore, you should obtain individualized illustrations for both charge structures. Current cost of insurance rates in early Policy Years will be higher for the Surrender Charge alternative.
The Sales Load or Surrender Charge is intended to cover a portion of our costs of marketing and distributing the policies.
Attribution of Premiums. An Annual Premium Target is associated with each Coverage Amount. Annual Premium Targets are based on the Coverage Amount and the Life Insured’s Attained Age, sex and smoking status on the effective date of the Coverage Amount. The Annual Premium Targets are listed with the Coverage Amounts in the policy.
Premium payments will be attributed to Coverage Amounts that have been in effect for less than 5 years. Attribution will begin with the first applicable Coverage Amount that is listed in the policy. The sum of all premium amounts attributed to a Coverage Amount in a Coverage Year is limited to the Annual Premium Target shown in the policy. Premium amounts that exceed the Annual Premium Target will be attributed to the next listed Coverage Amount, up to its own Annual Premium Target. Attribution will continue in this manner until either the entire premium is attributed to Coverage Amounts or the Annual Premium Target is exceeded for all applicable Coverage Amounts.
Sales Load. We deduct a Sales Load from all premium amounts attributed to a Coverage Amount designated as having a Sales Load. The Sales Load is a percentage of premiums guaranteed never to exceed the percentages below.
Currently we are charging these percentages.
Coverage Year	Percentage	Coverage Year	Percentage
1	8%	4	2%
2	6%	5	1%
3	3%	6+	0%
Surrender Charge. We will deduct a Surrender Charge from the Net Policy Value upon elimination or reduction of a Coverage Amount designated as having a Surrender Charge during the first 9 Coverage Years. Coverage Amounts may be eliminated or reduced and a Surrender Charge assessed due to:
•	surrender of the policy for its Net Cash Surrender Value,
•	a partial withdrawal which exceeds the Free Partial Withdrawal Amount,
•	a Face Amount decrease that is not solely due to a death benefit Option change, or
•	lapse of the policy.
The Surrender Charge for an applicable Coverage Amount is a percentage of the sum of all premiums attributed to it since its effective date. Surrender Charge percentages are guaranteed never to exceed those below. Currently, we are charging these percentages:
Coverage Year	Percentage	Coverage Year	Percentage
1	5.0%	6	1.5%
2	4.0%	7	1.0%
3	3.0%	8	1.0%
4	2.5%	9	0.5%
5	2.0%	10+	0.0%
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Although the Surrender Charge percentages remain level or decrease as the Coverage Year increases, the total dollar amount of surrender charge may increase, as the total premium paid increases. Premiums paid in any Coverage Year in excess of the Annual Premium Target and premiums paid after the fifth Coverage Year may not add to the Surrender Charge, so the timing of premium payments may affect the amount of the Surrender Charge.
Depending upon circumstances such as premiums paid and performance of the underlying investment options, there may be a Policy Value but no Cash Surrender Value available due to the existence of the Surrender Charge.
Unless otherwise allowed by us and specified by you, surrender charge will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Account bears to the Net Policy Value.
Surrender Charges on a Partial Withdrawal. We will assess a portion of the Surrender Charge if you take a partial withdrawal that exceeds the Free Withdrawal Amount. The Free Withdrawal Amount is 10% of the Net Cash Surrender Value at the time of the withdrawal less the amount of any partial withdrawals already taken in the same Policy Year.
The portion of the policy’s total Surrender Charge that will be assessed is the ratio of (a) to (b), where (a) is the amount being withdrawn in excess of the Free Withdrawal Amount and (b) is the Net Cash Surrender Value immediately prior to the withdrawal. The remaining surrender charge for all Coverage Amounts will be reduced in the same proportion that the Surrender Charge assessed bears to the policy’s total Surrender Charge immediately prior to the partial withdrawal.
Surrender Charges on a Face Amount Decrease. We will assess a portion of the Surrender Charge upon a Face Amount decrease that is not required due to a death benefit Option change or partial withdrawal. For each Coverage Amount that is reduced or eliminated as a result of the decrease, we will assess a portion of any applicable Surrender Charge. The proportion of the Surrender Charge that is assessed will be the ratio of amount by which the Coverage Amount is reduced to the Coverage Amount prior to reduction. The remaining surrender charge for affected Coverage Amounts will be reduced by the same ratio.
Monthly Deductions
On the Policy Date and at the beginning of each Policy Month prior to Attained Age 100, a deduction is due from the Net Policy Value to cover certain charges described below. Monthly deductions due prior to the policy’s Effective Date will be taken on the Effective Date. Unless otherwise allowed by us and specified by you, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each of the Investment Accounts and the Fixed Account bears to the Net Policy Value.
Administration Charge. Currently we deduct a charge of $12 per Policy Month, which is guaranteed never to be exceeded. This charge is intended to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a policy.
Cost of Insurance Charge. A monthly charge for the cost of insurance is paid to the Company and is determined by multiplying a cost of insurance rate by the net amount at risk at the beginning of each Policy Month.
Death Benefit Option 1. The net amount at risk is equal to the greater of zero, or (a) minus (b), where
(a) is the applicable death benefit amount on the first day of the Policy Month, divided by 1.0024663; and
(b) is the Policy Value attributed to that death benefit amount on the first day of the Policy Month.
Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance.
Cost of insurance rates and net amounts at risk are determined separately for each Coverage Amount and for the excess of the death benefit over the Face Amount (the Face Amount is the sum of the Coverage Amounts).
Attribution of Policy Value to Net Amounts at Risk. To determine the net amounts at risk, the Policy Value will be attributed to Coverage Amounts in the order listed in the policy. The amount of Policy Value attributed to a Coverage Amount will be limited to the amount that results in zero net amount at risk, and any excess Policy Value will then be attributed to the next listed Coverage Amount. Attribution will continue in this manner until either the entire Policy Value is attributed or the end of the list of Coverage Amounts is reached. Any remaining Policy Value will then be attributed to the excess of the death benefit over the Face Amount.
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Current Cost of Insurance Rates. Cost of insurance rates are determined separately for each Coverage Amount and the excess of the death benefit over the Face Amount. There are different current cost of insurance rate bases for:
•	Coverage Amounts having Sales Loads,
•	Coverage Amounts having surrender charge, and
•	The excess of the death benefit over the Face Amount, including any Term Insurance Benefit under the FTIO Rider.
The cost of insurance rate in a specific Policy Month for an applicable death benefit amount will depend on:
•	the cost of insurance rate basis for the applicable death benefit amount,
•	the Life Insured’s Attained Age, sex (unless unisex rates are required by law) and smoking status on the effective date of the applicable death benefit amount,
•	the underwriting class of the applicable death benefit amount,
•	the Coverage Year, or Policy Year for the excess of the death benefit over the Face Amount,
•	any extra charges for substandard ratings, as stated in the policy.
Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.
Cost of insurance rates will generally increase with the Life Insured’s age and the Coverage Year.
Cost of insurance rates reflect our expectation as to future mortality experience. They are also intended to cover our general costs of providing the policy, to the extent that these costs are not covered by other charges. Current cost of insurance rates may be changed by us on a basis that does not unfairly discriminate within the class of lives insured.
Guaranteed Maximum Cost of Insurance Rates. In no event will the cost of insurance rates we charge exceed the guaranteed maximum rates set forth in the policy, except to the extent that an extra charge is imposed for a substandard rating. The guaranteed rates are the based on 1980 Commissioners Standard Ordinary Sex Distinct (unless unisex rates are required by law) ANB Aggregate Ultimate Mortality Tables. Current cost of insurance rates may be less than the guaranteed rates.
Asset Based Risk Charge Deducted from Investment Accounts
We assess a daily charge against amounts in the Investment Accounts. This charge is intended to compensate us for insurance risks we assume under the policy, such as benefit payments and expenses that are higher than we expected. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.
The charge is a percentage of amounts in the Investment Accounts, which will reduce Unit Values of the sub-accounts. The charge is guaranteed never to exceed an annual rate of 0.50%. Currently, we charge the following rates:
PolicyYear	Annual Rate
1-10	0.50%
11+	0.25%
Reduction in Charges and Enhanced Surrender Values
The policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of policy charges and enhancements of surrender value. Eligibility for reductions and enhancements and the amounts available will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the lives insured, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of reductions and enhancements may be guaranteed and others may be subject to restrictions or to withdrawal or modification, on a uniform case basis. We may change the nature and amount of reductions and enhancements available from time to time. Reductions and enhancements will be determined in a way that is not unfairly discriminatory to policy owners.
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COMPANY TAX CONSIDERATIONS
Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to such Account or to the policy. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of tax laws that we determines to be attributable to the Separate Account or to the policy.
POLICY VALUE
Determination of the Policy Value
A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.
The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.”
Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy times the value of such units.
Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock USA. See “The General Account—Fixed Account”.
Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock USA that is lower than the loan interest rate charged on Policy Debt. See “Policy Loans— Loan Account”.
Units and Unit Values
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange (“NYSE”) is open for trading. We normally compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the Securities and Exchange Commission and applicable regulations.
We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify: If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Unit Values. For each Business Day the unit value for a sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for that sub-account on such subsequent Business Day.
The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) minus (c), where:
(a)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day;
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(b)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day; and
(c)  is a charge not exceeding the daily mortality and expense risk charge shown in the “Charges and Deductions— Asset Based Risk Charge Deducted from Investment Accounts” section.
The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.
Transfers of Policy Value
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per
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month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.
We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Transfers Involving Fixed Account.
While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:
•	within eighteen months after the Issue Date; or
•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
•	within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.
The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.
Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.
POLICY LOANS
At any time while the policy is in force, you may borrow against the Policy Value. The policy is the only security for the loan. policy loans may have tax consequences. See “Tax Treatment of Policy Benefits—Policy Loan Interest.”
A policy loan will affect future Policy Values, since the portion of the Policy Value in the Loan Account will receive the loan interest credited rate rather than varying with the performance of the underlying portfolios or increasing at the Fixed Account interest credited rate. A policy loan may cause a policy to be more susceptible to lapse since it reduces the Net Cash
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Surrender Value from which monthly deductions are taken. A policy loan causes the amount payable upon death of the Life Insured to be reduced by the amount of outstanding Policy Debt.
Maximum Loan. The amount of any loan cannot exceed the amount that would cause the Policy Debt to equal the Policy’s Cash Surrender Value less the monthly deductions due from the date of the loan to the next Policy Anniversary.
Interest Charged on Policy Loans
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 4%.
Loan Account
When a loan is made, an amount equal to the loan will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. You may designate how this amount is allocated among the Accounts. If you give no instructions, the amount transferred will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.
Interest Credited to the Loan Account. Policy Value in the Loan Account will earn interest at an effective annual rate guaranteed to be at least 3.25%. We may declare a current interest rate that is greater than this, subject to change at any time. The excess of the loan interest charged rate (4%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt.
Currently we credit loan interest rates which vary by Policy Year as follows:
Policy Years	Current Loan Interest Credited Rates	Excess of Loan Interest Charged Rate
1-10	3.25%	0.75%
11+	3.75%	0.25%
Loan Account Adjustments. On the first day of each Policy Month the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. The amount transferred will be allocated to the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account or the Fixed Account bears to the Net Policy Value.
Loan Repayments. Policy Debt may be repaid, in whole or in part, at any time prior to the death of the Life Insured while the policy is in force. A loan repayment amount will be credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.
Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.
POLICY SURRENDER AND PARTIAL WITHDRAWALS
Policy Surrender
A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charge, monthly deductions due and Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the policy and a written request for surrender at the Service Office. When a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.
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Partial Withdrawals
You may make a partial withdrawal of the Net Cash Surrender Value at any time. You may designate how the withdrawal amount is allocated among the Investment Account and the Fixed Account. If you give no instructions, the withdrawal amount will be allocated among the Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.
Surrender Charges may be assessed on a Partial Withdrawal. See “Charges and Deductions—Surrender Charges.” The death benefit may be reduced as a result of a Partial Withdrawal. See “Death Benefits—Decreases in Face Amount under death benefit Option 1 due to a Partial Withdrawal”.
LAPSE AND REINSTATEMENT
Lapse
A policy will go into default at the beginning of a Policy Month if the Net Cash Surrender Value would go below zero after deducting the monthly deduction then due. A lapse could have adverse tax consequences as described under “Tax Considerations—Tax Treatment of Policy Benefits—Surrender or Lapse.” We will notify you of the default and will allow you a 61-day grace period in which to make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.
Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value on the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
You may reinstate a policy that has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:
•	The policy must not have been surrendered for its Net Cash Surrender Value;
•	Evidence of the Life Insured’s insurability satisfactory to us must be provided; and
•	A premium equal to the payment required during the grace period following default to keep the policy in force is paid.
THE GENERAL ACCOUNT
The general account of John Hancock USA consists of all assets owned by us other than those in the Separate Account and other Separate Accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.
By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Fixed Account
You may allocate Net Premiums to the Fixed Account or transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. John Hancock USA will hold the reserves required for any portion of the policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.
Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:
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•	the portion of the Net Premiums allocated to it; plus
•	any amounts transferred to it; plus
•	interest credited to it; less
•	any charges deducted from it; less
•	any partial withdrawals from it; less
•	any amounts transferred from it.
Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. We may declare a current interest rate in excess of the guaranteed rate, subject to change at any time.
OTHER PROVISIONS OF THE POLICY
Policy Owner Rights
Unless otherwise restricted by a separate agreement, you may:
•	Vary the premiums paid under the policy.
•	Change the death benefit Option.
•	Change the premium allocation for future premiums.
•	Transfer amounts between sub-accounts.
•	Take loans and/or partial withdrawals.
•	Surrender the contract.
•	Transfer ownership to a new owner.
•	Name a contingent owner that will automatically become owner if you die before the Life Insured.
•	Change or revoke a contingent owner.
•	Change or revoke a beneficiary.
Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at the Service Office. We assume no responsibility for the validity or effects of any assignment.
Beneficiary
You may appoint one or more beneficiaries of the policy by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured’s lifetime by giving written notice in a form satisfactory to us. If the Life Insured dies and there is no surviving beneficiary, you, or your estate if you are the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.
Incontestability
We will not contest the validity of a policy after it has been in force during the Life Insured’s lifetime for two years from the Issue Date stated in the policy, nor will we contest the validity of an increase in Face Amount after it has been in force during the Life Insured’s lifetime for two years. If a policy has been reinstated, we can contest any misrepresentation of a fact material to the reinstatement for a period of two years after the reinstatement date.
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Misstatement of Age or Sex
If the Life Insured’s stated age or sex or both in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.
Suicide Exclusion
If the Life Insured, whether sane or insane, dies by suicide within two years from the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), we will pay only the premiums paid less any partial withdrawals and any Policy Debt. If the Life Insured should die by suicide within two years after a Face Amount increase, the death benefit for the increase will be limited to the monthly deductions for the increase. At our discretion, this provision may be waived.
Supplementary Benefits
Subject to certain requirements, one or more supplementary benefits may be added to a policy, including the FTIO Rider (see “Death Benefits—Flexible term Insurance Option Rider”) and, in the case of a policy owned by a corporation or other similar entity, a benefit permitting a change in the Life Insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from us. There is no cost for any supplementary benefit currently offered by us, with the exception of FTIO Rider (see “Charges and Deductions—Monthly Deductions”).
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as
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we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
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Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
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•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½ or
•	is attributable to the policy owner becoming disabled.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
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Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
OTHER INFORMATION
Payment of Proceeds
As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at the Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.
We may delay the payment of any policy loans, surrenders, partial withdrawals, or insurance benefit that depends on Fixed Account values for up to six months or in the case of any Investment Account for any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.
Reports to Policyholders
Within 30 days after each Policy Anniversary, we will send you a statement showing, among other things:
•	the amount of death benefit;
•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
•	the value of the units in each Investment Account to which the Policy Value is allocated;
•	the Policy Debt and any loan interest charged since the last report;
•	the premiums paid and other policy transactions made during the period since the last report; and
•	any other information required by law.
You will also be sent an annual and a semi-annual report for the portfolios, which will include a list of the securities, held in each portfolio as required by the 1940 Act.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance
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products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain variable investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 15% of the target premium paid in the first policy year, 9.0% of the target premium in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars
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or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Responsibilities of John Hancock USA
John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.
Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.
Voting Rights
As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policyholders having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyholders are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.
The number of shares in each sub-account for which instructions may be given by a policyholder is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.
John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If John Hancock USA does disregard voting instructions, it will advise policyholders of that action and its reasons for such action in the next communication to policyholders.
Substitution of Portfolio Shares
It is possible that in the judgment of the Company, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.
John Hancock USA also reserves the right (i) to combine other Separate Accounts with the Separate Account, (ii) to create new Separate Accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in
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one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another Separate Account and from another Separate Account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.
Records and Accounts
Our Service Office is responsible for performing all administrative functions, such as decreases, increases, surrender and partial withdrawals, and fund transfers although certain of these functions may be delegated to a third party administrator.
All records and accounts relating to the Separate Account and the portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided the Company or by McCamish Systems on behalf of us.
State Regulation
John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.
John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.
Financial statements reference
The financial statements of John Hancock USA and the Separate Account can be found in the SAI. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2019, and for each of the two years in the period ended December 31, 2019, appearing in this Prospectus and Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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APPENDIX A: DEFINITIONS
Annual Premium Target: is an amount set forth in the policy that limits the amount of premium attributable to a Coverage Amount in Surrender Charge or Sales Load calculations.
Attained Age: is the Issue Age of the Life Insured plus the number of completed Policy Years.
Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.
Case: is a group of Policies insuring individual lives with common employment or other relationship, independent of the Policies.
Cash Surrender Value: is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.
Coverage Amount: is an amount of insurance coverage under the policy with a distinct effective date. The Face Amount of the policy at any time is the sum of the Coverage Amounts in effect.
Coverage Year: is a one-year period beginning on a Coverage Amount’s effective date and on each anniversary of this date. For Coverage Amounts in effect on the policy’s Effective Date, the Coverage Year is the same as the Policy Year.
Fixed Account: is the part of the Policy Value that reflects the value you have in our general account.
Investment Account: is the part of the Policy Value that reflects the value you have in one of the sub-accounts of the Separate Account.
Issue Age: is the Life Insured’s age on the birthday closest to the Policy Date.
Loan Account: is the part of the Policy Value that reflects policy loans and interest credited to the Policy Value in connection with such loans.
Minimum Initial Premium: is the sum of the monthly deductions due for the first 3 Policy Months plus the Premium Charges deductible from this amount.
Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt. Net Policy Value: is the Policy Value less the value in the Loan Account. Net Premium: is the premium paid less the Premium Load and Sales Load.
Policy Date, Policy Anniversary, Policy Month and Policy Year: Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months, and Policy Anniversaries are measured.
Policy Debt: on any date is the aggregate amount of policy loans, including borrowed and accrued interest, less any loan repayments.
Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.
Service Office: is PO Box 192, Boston, MA 02117 or such other address as we specify to you by written notice.
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In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue - Specialty Products John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue - Specialty Products John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-800-521-1234	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-5130—1933 Act File No. 333-100567

Statement of Additional Information
dated April 27, 2020
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account N
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office - Specialty Products by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).
The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment accounts shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2019, and for each of the two years in the period ended December 31, 2019, appearing in this Prospectus and Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
2

We offer the policies for sale, on a continuous basis, through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2019, 2018, and 2017, was $93,867,230, $95,309,756, and $94,706,904, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
Special purchase programs for eligible classes
The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
3

4

Audited Statutory-Basis Financial Statements John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2019, 2018 and 2017 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2019, 2018 and 2017

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2019, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

1

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 26, 2020

2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2019	2018
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$47,193	$44,556
Stocks:
Preferred stocks	15	14
Common stocks	1,050	918
Investments in affiliates	2,824	2,913
Mortgage loans on real estate	11,647	12,085
Real estate:
Company occupied	161	162
Investment properties	4,045	3,851
Cash, cash equivalents and short-term investments	3,816	2,988
Policy loans	2,888	2,788
Derivatives	13,049	8,511
Receivable for collateral on derivatives	154	-
Receivable for securities	2	1
Other invested assets	9,487	9,728
Total cash and invested assets	96,331	88,515
Investment income due and accrued	701	583
Premiums due	77	65
Amounts recoverable from reinsurers	216	232
Funds held by or deposited with reinsured companies	3,042	3,188
Other reinsurance receivable	225	575
Amounts due from affiliates	246	244
Other assets	1,720	2,423
Assets held in separate accounts	140,747	124,131
Total admitted assets	$243,305	$219,956

The accompanying notes are an integral part of these statutory-basis financial statements.

3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2019	2018
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$65,942	$64,047
Policyholders’ and beneficiaries’ funds	2,260	2,395
Consumer notes	138	154
Dividends payable to policyholders	376	393
Policy benefits in process of payment	456	445
Other amount payable on reinsurance	545	845
Other policy obligations	46	46
Total policy and contract obligations	69,763	68,325
Payable to parent and affiliates	1,934	1,309
Transfers to (from) separate account, net	(323)	(311)
Asset valuation reserve	2,798	1,981
Reinsurance in unauthorized companies	190	1
Funds withheld from unauthorized reinsurers	161	336
Interest maintenance reserve	1,557	1,373
Net deferred tax liability	101	77
Derivatives	7,297	3,719
Payables for collateral on derivatives	828	1,559
Payables for securities	520	29
Funds held under coinsurance	8,074	7,376
Other general account obligations	1,182	1,181
Obligations related to separate accounts	140,747	124,131
Total liabilities	234,829	211,086

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized;
100,000 shares issued and outstanding at December 31, 2019 and 2018)	-	-
Common stock (par value $1; 50,000,000 shares authorized;
4,728,940 shares issued and outstanding at December 31, 2019 and 2018)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	4,667	5,061
Total capital and surplus	8,476	8,870
Total liabilities and capital and surplus	$243,305	$219,956

The accompanying notes are an integral part of these statutory-basis financial statements.

4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2019	2018	2017
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$14,948	$5,816	$18,286
Consideration for supplementary contracts with life contingencies	145	132	176
Net investment income	4,406	4,665	4,426
Amortization of interest maintenance reserve	151	179	195
Commissions and expense allowance on reinsurance ceded	638	468	1,963
Reserve adjustment on reinsurance ceded	(7,575)	(7,820)	(12,621)
Separate account administrative and contract fees	1,711	1,786	1,772
Other revenue	145	193	347
Total premiums and other revenues	14,569	5,419	14,544

Benefits paid or provided:
Death, surrender and other contract benefits, net	12,851	12,322	12,693
Annuity benefits	1,122	1,735	1,788
Disability and long-term care benefits	853	801	738
Interest and adjustments on policy or deposit-type funds	32	(52)	(318)
Payments on supplementary contracts with life contingencies	207	203	199
Increase (decrease) in life and long-term care reserves	1,863	(5,078)	1,979
Total benefits paid or provided	16,928	9,931	17,079

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,052	1,078	1,091
General expenses	1,041	1,186	1,039
Insurance taxes, licenses and fees	159	167	138
Net transfers to (from) separate accounts	(7,050)	(7,616)	(8,706)
Investment income ceded	1,577	1,052	878
Other deductions	20	(459)	153
Total insurance expenses and other deductions	(3,201)	(4,592)	(5,407)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	842	80	2,872
Dividends to policyholders	110	111	124
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	732	(31)	2,748
Federal income tax expense (benefit)	(286)	(725)	446
Income (loss) from operations before net realized capital gains (losses)	1,018	694	2,302

Net realized capital gains (losses)	198	340	(403)
Net income (loss)	$1,216	$1,034	$1,899

The accompanying notes are an integral part of these statutory-basis financial statements.

5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2017	$5	$3,196	$585	$2,368	$6,154
Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)
Balances at December 31, 2017	5	3,219	585	4,300	8,109

Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13
Balances at December 31, 2018	5	3,219	585	5,061	8,870

Net income (loss)				1,216	1,216
Change in net unrealized capital gains (losses)				397	397
Change in net deferred income tax				(78)	(78)
Decrease (increase) in non-admitted assets				(46)	(46)
Change in liability for reinsurance in unauthorized reinsurance				(189)	(189)
Decrease (increase) in asset valuation reserves				(817)	(817)
Dividend paid to parent				(845)	(845)
Change in surplus as a result of reinsurance				(29)	(29)
Other adjustments, net			-	(3)	(3)
Balances at December 31, 2019	$5	$3,219	$585	$4,667	$8,476

The accompanying notes are an integral part of these statutory-basis financial statements.

6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2019	2018	2017
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$15,079	$13,901	$18,819
Net investment income received	4,394	4,828	4,603
Separate account fees	1,711	1,786	1,772
Commissions and expenses allowance on reinsurance ceded	638	468	1,963
Miscellaneous income	207	668	374
Benefits and losses paid	(23,052)	(22,601)	(28,091)
Net transfers from (to) separate accounts	7,038	7,670	8,763
Commissions and expenses (paid) recovered	(3,467)	(3,763)	(3,040)
Dividends paid to policyholders	(127)	(126)	(138)
Federal and foreign income and capital gain taxes (paid) recovered	677	(617)	(846)
Net cash provided by (used in) operating activities	3,098	2,214	4,179
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	15,032	22,532	19,287
Stocks	142	566	317
Mortgage loans on real estate	1,698	880	885
Real estate	106	2,507	986
Other invested assets	1,558	2,066	624
Net gains (losses) on cash, cash equivalents and short term investments	1	(4)	4
Total investment proceeds	18,537	28,547	22,103
Cost of investments acquired:
Bonds	17,230	25,992	21,195
Stocks	105	114	459
Mortgage loans on real estate	1,261	1,975	1,179
Real estate	359	213	415
Other invested assets	1,354	2,530	1,680
Derivatives	139	12	46
Total cost of investments acquired	20,448	30,836	24,974
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(395)	(547)	217
Net (increase) decrease in policy loans	(100)	(62)	(4)
Net cash provided by (used in) investment activities	(2,406)	(2,898)	(2,658)
Financing and miscellaneous activities
Surplus notes	-	-	-
Borrowed funds	(10)	(42)	(164)
Net deposits (withdrawals) on deposit-type contracts	(135)	(288)	(34)
Dividend paid to Parent	(845)	(600)	(900)
Other cash provided (applied)	1,126	471	(171)
Net cash provided by (used in) financing and miscellaneous activities	136	(459)	(1,269)
Net increase (decrease) in cash, cash equivalents and short-term investments	828	(1,143)	252
Cash, cash equivalents and short-term investments at beginning of year	2,988	4,131	3,879
Cash, cash equivalents and short-term investments at end of year	$3,816	$2,988	$4,131
Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$(109)	$7,873	$33
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	109	(7,873)	16
Financing and miscellaneous activities related to reinsurance transactions and transfer with affiliates, net	-	-	(49)

The accompanying notes are an integral part of these statutory-basis financial statements.

7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH. Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2019, 2018 and 2017, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

●	The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2019 and 2018, the Company held reserves of $ 1,032 million and $ 1,212 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

●	Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Policies using the principle-based reserving (“PBR”) method use assumptions as outlined in the Company’s PBR Actuarial Report.

●	Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

●	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

●	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

●	For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2019 and 2018. Reserves at December 31, 2019 and 2018 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

●	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

●	Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

●	From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

●	Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values. The Company is currently assessing the impact of adopting the Valuation Manual (“VM”) guideline VM-21 – Requirements for Principle-Based Reserves for Variable Annuities for the full in-force block in 2020.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 15% and 16% of the Company’s aggregate reserve for life contracts at December 31, 2019 and 2018, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries,

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2019 and 2018, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Adoption of New Accounting Standards

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation margin payment to be collateral or a legal settlement. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 - Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies are allowed to defer adoption for three years until January 1, 2020. The Company has adopted PBR for certain products launched in 2018 and 2019. As of January 1, 2020, PBR will be implemented for all new life insurance contracts. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company is currently assessing the impact of this guidance on its financial statements.

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative.   The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions.   On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) to incorporate relevant provisions from the Covered Agreement. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement.  The Company is assessing the impact on the Company’s financial position, results of operations, and financial statement disclosures.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2019, 2018 and 2017.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
U.S. government and agencies	$3,468	$225	$(37)	$3,656
States and political subdivisions	2,661	509	(3)	3,167
Foreign governments	2,372	70	(10)	2,432
Corporate bonds	32,496	4,123	(58)	36,561
Mortgage-backed and asset-backed securities	6,196	601	(2)	6,795
Total bonds	$47,193	$5,528	$(110)	$52,611

December 31, 2018:
U.S. government and agencies	$3,052	$123	$(16)	$3,159
States and political subdivisions	2,272	297	(13)	2,556
Foreign governments	2,370	54	(12)	2,412
Corporate bonds	31,188	1,749	(832)	32,105
Mortgage-backed and asset-backed securities	5,674	249	(106)	5,817
Total bonds	$44,556	$2,472	$(979)	$46,049

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2019, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$499	$551
Due after one year through five years	5,720	5,882
Due after five years through ten years	8,302	8,942
Due after ten years	26,476	30,441
Mortgage-backed and asset-backed securities	6,196	6,795
Total	$47,193	$52,611

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2019	2018
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$211	$265
Bonds and cash pledged in support of exchange-traded futures	344	362
Bonds and cash pledged in support of cleared interest rate swaps	880	337
Total fair value	$1,435	$964
At carrying value:
Bonds on deposit with government authorities	$14	$14
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	2,755	2,508
Total carrying value	$2,862	$2,615

At December 31, 2019 and 2018, the Company held below investment grade corporate bonds of $2,412 million and $2,856 million, with an aggregate fair value of $2,508 million and $2,830 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date.  Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms.  The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2019 and 2018, the Company had no Other-Than-Temporary Impairments (OTTI) for loan-backed and structured securities.

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2019:
U.S. government and agencies	$1,619	$(36)	$63	$(1)	$1,682	$(37)
States and political subdivisions	110	(3)	-	-	110	(3)
Foreign governments	-	-	49	(10)	49	(10)
Corporate bonds	1,074	(12)	512	(46)	1,586	(58)
Mortgage-backed and asset-backed securities	57	(1)	139	(1)	196	(2)
Total	$2,860	$(52)	$763	$(58)	$3,623	$(110)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2018:
U.S. government and agencies	$384	$(2)	$205	$(14)	$589	$(16)
States and political subdivisions	199	(5)	113	(8)	312	(13)
Foreign governments	10	-	75	(12)	85	(12)
Corporate bonds	14,077	(583)	3,429	(249)	17,506	(832)
Mortgage-backed and asset-backed securities	1,769	(51)	967	(55)	2,736	(106)
Total	$16,439	$(641)	$4,789	$(338)	$21,228	$(979)

At December 31, 2019 and 2018, there were 172 and 1,383 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $29 million and $43 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2019, 2018 and 2017, realized capital losses include $27 million, $72 million, and $3 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 13, 21, and 4 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2019, 2018 and 2017 was $0 million, $0 million, and $3 million, respectively. There were 1, 1, and 1 restructured corporate bonds for which an impairment was recognized during 2019, 2018 and 2017, respectively. The Company accrues interest income on impaired securities to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2019	2018	2017
(in millions)
Proceeds	$12,389	$28,102	$17,663
Realized gross gains	356	729	557
Realized gross losses	(50)	(407)	(33)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2019 and 2018.

Affiliate Transactions

In 2019, the company seeded certain bonds to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds had a book value of $63 million and fair value of $62 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $893 million and fair value of $943 million. The Company recognized $50 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $82 million and fair value of $93 million. The Company recognized $11 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $121 million and fair value of $130 million. The Company recognized $9 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $123 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $98 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $1,088 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Ltd (“MRBL”), for $109 million in lieu of a reinsurance cash settlement.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $27 million.

19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $3 million.

In 2018, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, JHFLLC. These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda Branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
Preferred stocks:
Nonaffiliated	$15	$4	$-	$19
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	784	283	(17)	1,050
Affiliates*	1,589	1,235	-	2,824
Total stocks	$2,388	$1,522	$(17)	$3,893

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2018:
Preferred stocks:
Nonaffiliated	$14	$1	$-	$15
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	791	157	(30)	918
Affiliates*	1,589	1,324	-	2,913
Total stocks	$2,394	$1,482	$(30)	$3,846

*Affiliates - fair value represents the carrying value

At December 31, 2019 and 2018, there were 120 and 309 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $4 million and $3 million at December 31, 2019 and 2018, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2019, 2018 and 2017, realized capital losses include $7 million, $11 million, and $2 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 132, 95, and 81 securities, respectively. These are primarily made up of impairments on public and private common stocks.

21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2019 and 2018, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2019:

Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$2,863	East North Central	$1,453
Industrial	752	East South Central	276
Office buildings	3,073	Middle Atlantic	1,700
Retail	3,263	Mountain	538
Agricultural	-	New England	633
Agribusiness	223	Pacific	3,710
Mixed use	7	South Atlantic	2,275
Other	1,470	West North Central	325
Allowance	(4)	West South Central	737
		Canada / Other	4
		Allowance	(4)
Total mortgage loans on real estate	$11,647	Total mortgage loans on real estate	$11,647

December 31, 2018:

Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$2,828	East North Central	$1,523
Industrial	1,020	East South Central	253
Office buildings	3,241	Middle Atlantic	1,936
Retail	3,406	Mountain	516
Agricultural	133	New England	642
Agribusiness	247	Pacific	3,823
Mixed use	7	South Atlantic	2,367
Other	1,226	West North Central	336
Allowance	(23)	West South Central	709
		Canada / Other	3
		Allowance	(23)
Total mortgage loans on real estate	$12,085	Total mortgage loans on real estate	$12,085

The aggregate mortgages outstanding to any one borrower do not exceed $378 million.

During 2019, the respective maximum and minimum lending rates for mortgage loans issued were 3.40% and 3.40% for agricultural loans and 6.38% and 2.84% for commercial loans. The Company issued no purchase money mortgages in 2019 and 2018. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or

22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2019, 2018 and 2017, respectively. The average recorded investment in impaired loans was $39 million, $56 million, and $31 million at December 31, 2019, 2018 and 2017, respectively. The Company recognized $3 million, $4 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2019, 2018 and 2017, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2019:
Recorded Investment
Current	$349	$-	$11,165	$137	$11,651
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2018:
Recorded Investment
Current	$380	$-	$11,707	$21	$12,108
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2019 and 2018. The Company was not a participant or co-lender in a mortgage loan agreement in 2019 and 2018.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2019	2018
(in millions)
AAA	$335	$279
AA	2,845	2,814
A	5,169	5,505
BBB	3,145	3,370
BB	147	61
B and lower and unrated	6	56
Total	$11,647	$12,085

23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2019, the Company sold certain mortgages to an affiliate, John Hancock GA Mortgage Trust (“JHGMT”). These mortgages had a book value of $785 million and fair value of $800 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $119 million.

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2019	2018
(in millions)
Properties occupied by the company	$239	$236
Properties held for the production of income	4,996	4,730
Properties held for sale	-	-
Less accumulated depreciation	(1,029)	(953)
Total	$4,206	$4,013

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2019, 2018 and 2017, respectively.

Affiliate Transactions

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2019 and 2018.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $97 million, $39 million, and $0 million of impairments on partnerships and LLCs during the years ended December 31, 2019, 2018 and 2017, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $451 million and fair value of $459 million which resulted in a gain to operations of $8 million.

In 2019, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $35 million.

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2019 or 2018.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2019 and 2018, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2019 and 2018.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2019 or 2018.

26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2019	2018	2017
(in millions)
Income:
Bonds	$2,117	$2,279	$2,146
Preferred stocks	-	-	-
Common stocks	125	126	23
Mortgage loans on real estate	569	594	610
Real estate	432	638	704
Policy loans	188	175	176
Cash, cash equivalents and short-term investments	45	38	33
Other invested assets	920	1,069	1,014
Derivatives	519	427	483
Other income	-	(21)	12
Total investment income	4,915	5,325	5,201

Expenses
Investment expenses	(331)	(424)	(509)
Investment taxes, licenses and fees, excluding federal income taxes	(51)	(76)	(93)
Investment interest expense	(42)	(48)	(50)
Depreciation on real estate and other invested assets	(85)	(112)	(123)
Total investment expenses	(509)	(660)	(775)
Net investment income	$4,406	$4,665	$4,426

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2019	2018	2017
(in millions)
Realized capital gains (losses)	$735	$730	$722
Less amount transferred to the IMR (net of related tax benefit (expense) of $(89) in 2019, $2 in 2018, and $(475) in 2017)	336	(6)	882
Realized capital gains (losses) before tax	399	736	(160)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	201	396	243
Net realized capital gains (losses)	$198	$340	$(403)

27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2019
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,570	$-	$-	$260	$142
	Foreign currency swaps	14	-	3	-	4
Cash flow hedges	Interest rate swaps	6,050	-	-	666	386
	Foreign currency swaps	322	34	-	46	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	2,114	-	-	170	23
	Equity total return swaps	41	-	-	8	-
Total Derivatives in Effective Hedge Accounting Relationships		$10,111	$34	$3	$1,150	$555

Other Hedging Relationships
	Interest rate swaps	$130,584	$10,762	$6,884	$10,762	$6,884
	Interest rate treasury locks	12,529	1,200	84	1,200	84
	Interest rate options	8,247	304	-	304	-
	Interest rate futures	7,784	-	-	-	-
	Foreign currency swaps	1,423	387	313	387	313
	Foreign currency forwards	540	4	1	4	1
	Foreign currency futures	843	-	-	-	-
	Equity total return swaps	310	12	9	12	9
	Equity index options	5,295	346	3	346	3
	Equity index futures	4,586	-	-	-	-
	Credit default swaps	-	-	-	-	-
Total Derivatives in Other Hedging Relationships		$172,141	$13,015	$7,294	$13,015	$7,294

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$268	$122
	Credit default swaps	-	-	-	-	-
Total Derivatives in Replication Synthetic Asset Transactions		$4,276	$-	$-	$268	$122
Total Derivatives		$186,528	$13,049	$7,297	$14,433	$7,971

30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2018
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,919	$-	$-	$259	$98
	Foreign currency swaps	17	-	3	-	5
Cash flow hedges	Interest rate swaps	6,987	-	-	484	362
	Foreign currency swaps	421	61	-	55	-
	Foreign currency forwards	66	-	-	-	7
	Interest rate treasury locks	1,351	-	-	27	12
	Equity total return swaps	32	-	-	-	6
Total Derivatives in Effective Hedge Accounting Relationships		$10,793	$61	$3	$825	$490

Other Hedging Relationships
	Interest rate swaps	$137,873	$7,336	$3,287	$7,336	$3,287
	Interest rate treasury locks	11,980	277	77	277	77
	Interest rate options	8,574	230	-	230	-
	Interest rate futures	7,977	-	-	-	-
	Foreign currency swaps	1,439	341	269	341	269
	Foreign currency forwards	718	19	14	19	14
	Foreign currency futures	1,040	-	-	-	-
	Equity total return swaps	394	11	10	11	10
	Equity index options	4,818	236	59	236	59
	Equity index futures	4,178	-	-	-	-
	Credit default swaps	-	-	-	-	-
Total Derivatives in Other Hedging Relationships		$178,991	$8,450	$3,716	$8,450	$3,716

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$19	$188
	Credit default swaps	-	-	-	-	-
Total Derivatives in Replication Synthetic Asset Transactions		$3,135	$-	$-	$19	$188
Total Derivatives		$192,919	$8,511	$3,719	$9,294	$4,394

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2019, 2018 and 2017, respectively, the Company recorded unrealized gains (losses) of $278 million, $231 million, and $402 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2019, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 27 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2019, 2018 and 2017 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2019	2018	2017
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(171)	$(193)	$(805)
Interest rate treasury locks	916	(417)	841
Interest rate options	89	(35)	(73)
Interest rate futures	(379)	212	-
Foreign currency swaps	18	-	6
Foreign currency forwards	(2)	6	(11)
Foreign currency futures	5	(11)	-
Equity total return swaps	(15)	9	3
Equity index options	177	(133)	102
Equity index futures	(169)	121	-
Credit default swaps	-	-	-
Total net unrealized capital gain (loss)	$469	$(441)	$63

Net realized capital gain (loss):
Interest rate swaps	$11	$(225)	$874
Interest rate treasury locks	428	43	34
Interest rate options	(17)	(5)	(3)
Interest rate futures	873	(411)	273
Foreign currency swaps	6	4	4
Foreign currency forwards	21	(16)	16
Foreign currency futures	18	61	(111)
Equity total return swaps	(17)	(2)	(9)
Equity index options	(1)	49	22
Equity index futures	(944)	157	(1,104)
Credit default swaps	1	-	-
Total net realized capital gain (loss)	$379	$(345)	$(4)
Total gain (loss) from derivatives in other hedging relationships	$848	$(786)	$59

The table above does not include unrealized gains (losses) of $17 million, ($28) million, $9 million and realized gains (losses) of $6 million, $12 million and $12 million for the years ended December 31, 2019, 2018 and 2017, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of $36 million, ($229) million, and $872 million (including $23 million, ($226) million, and $874 million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2019, 2018 and 2017, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The Company had no CDS protection sold at December 31, 2019 and 2018.

The Company held no purchased credit protection at December 31, 2019 and 2018. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2019 and 2018, the Company accepted collateral consisting of cash of $828 million and $1,559 million, and various securities with a fair value of $6,105 million and $3,280 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2020	$98
2021	-
2022	-
2023	-
Thereafter	-
Total Future Settled Premiums	$98

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$66	$(48)	$17
Current Year	$98	$64	$162

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2019 and 2018, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $310 million and $266 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2019 and 2018, the equity total return swap agreements with MLI had a fair value of $17 million and ($14) million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with JHRECO.  The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the IMR and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

●	Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

●	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

●	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

●	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

●	Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its

37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$5	$5	$-	$-	$5	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	5	5	-	-	5	-
Preferred stocks:
Industrial and misc	3	3	-	-	3	-
Total preferred stocks	3	3	-	-	3	-
Common stocks:
Industrial and misc	1,050	1,050	961	-	89	-
Total common stocks	1,050	1,050	961	-	89	-
Derivatives:
Interest rate swaps	10,762	10,762	-	10,737	25	-
Interest rate treasury locks	1,200	1,200	-	229	971	-
Interest rate options	304	304	-	76	228	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	387	387	-	387	-	-
Foreign currency forwards	4	4	-	4	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	12	12	-	-	12	-
Equity index options	346	346	-	346	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	13,015	13,015	-	11,779	1,236	-
Assets held in separate accounts	140,747	140,747	136,201	2,730	1,816	-
Total assets	$154,820	$154,820	$137,162	$14,509	$3,149	$-

Liabilities:
Derivatives:
Interest rate swaps	$6,884	$6,884	$-	$6,787	$97	$-
Interest rate treasury locks	84	84	-	-	84	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	313	313	-	313	-	-
Foreign currency forwards	1	1	-	1	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	9	9	-	-	9	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	7,294	7,294	-	7,104	190	-
Liabilities held in separate accounts	140,747	140,747	136,201	2,730	1,816	-
Total liabilities	$148,041	$148,041	$136,201	$9,834	$2,006	$-

39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$31	$31	$-	$25	$6	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	31	31	-	25	6	-
Preferred stocks:
Industrial and misc	3	3	-	-	3	-
Total preferred stocks	3	3	-	-	3	-
Common stocks:
Industrial and misc	918	918	807	-	111	-
Total common stocks	918	918	807	-	111	-
Derivatives:
Interest rate swaps	7,336	7,336	-	7,336	-	-
Interest rate treasury locks	277	277	-	12	265	-
Interest rate options	230	230	-	91	139	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	341	341	-	341	-	-
Foreign currency forwards	19	19	-	19	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	11	11	-	-	11	-
Equity index options	236	236	-	236	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	8,450	8,450	-	8,035	415	-
Assets held in separate accounts	124,131	124,131	119,774	2,553	1,804	-
Total assets	$133,533	$133,533	$120,581	$10,613	$2,339	$-

Liabilities:
Derivatives:
Interest rate swaps	$3,287	$3,287	$-	$3,232	$55	$-
Interest rate treasury locks	77	77	-	17	60	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	269	269	-	269	-	-
Foreign currency forwards	14	14	-	14	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	10	10	-	-	10	-
Equity index options	59	59	-	59	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	3,716	3,716	-	3,591	125	-
Liabilities held in separate accounts	124,131	124,131	119,774	2,553	1,804	-
Total liabilities	$127,847	$127,847	$119,774	$6,144	$1,929	$-

40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$47,188	$50,177	$-	$47,652	$2,525
Preferred stocks	12	16	-	-	16
Mortgage loans on real estate	11,647	12,735	-	-	12,735
Cash, cash equivalents and short term investments	3,816	3,816	2,864	952	-
Policy loans	2,888	2,888	-	2,888	-
Derivatives in effective hedge accounting and RSAT relationships	34	1,418	-	1,270	148
Total assets	$65,585	$71,050	$2,864	$52,762	$15,424

Liabilities:
Consumer notes	$138	$162	$-	$-	$162
Borrowed money	-	-	-	-	-
Policy reserves	1,268	1,267	-	-	1,267
Policyholders’ and beneficiaries’ funds	795	960	-	960	-
Derivatives in effective hedge accounting and RSAT relationships	3	677	-	310	367
Total liabilities	$2,204	$3,066	$-	$1,270	$1,796

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$44,525	$43,579	$-	$40,875	$2,704
Preferred stocks	11	12	-	-	12
Mortgage loans on real estate	12,085	12,199	-	-	12,199
Cash, cash equivalents and short term investments	2,988	2,988	2,381	607	-
Policy loans	2,788	2,788	-	2,788	-
Derivatives in effective hedge accounting and RSAT relationships	61	844	-	816	28
Total assets	$62,458	$62,410	$2,381	$45,086	$14,943

Liabilities:
Consumer notes	$154	$176	$-	$-	$176
Borrowed money	-	-	-	-	-
Policy reserves	1,322	1,306	-	-	1,306
Policyholders’ and beneficiaries’ funds	796	961	-	961	-
Derivatives in effective hedge accounting and RSAT relationships	3	678	-	438	240
Total liabilities	$2,275	$3,121	$-	$1,399	$1,722

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,429 million and $2,439 million at December 31, 2019 and 2018, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2019, 2018 and 2017, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers

	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$6	$-	$-	$-	$-	$-	$(1)	$-	$-	$-	$5
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	6	-	-	-	-	-	(1)	-	-	-	5
Preferred stocks:
Industrial and misc	3	-	-	-	-	-	-	-	-	-	3
Total preferred stocks	3	-	-	-	-	-	-	-	-	-	3
Common stocks:
Industrial and misc	111	14	(18)	-	1	-	(19)	-	-	-	89
Total common stocks	111	14	(18)	-	1	-	(19)	-	-	-	89

Net derivatives	290	425	752	-	10	-	-	(425)	-	(6)	1,046
Separate account assets/liabilities	1,804	26	-	-	35	-	(55)	-	6	-	1,816
Total	$2,214	$465	$734	$-	$46	$-	$(75)	$(425)	$6	$(6)	$2,959

42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers

	Balance at January 1, 2018	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2018
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3
Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111
Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111

Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804
Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers

	Balance at January 1, 2017	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2017
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6
Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134
Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134

Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844
Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums earned
Direct	$20,649	$20,067	$20,392
Assumed	519	603	605
Ceded	(6,220)	(14,854)	(2,711)
Net	$14,948	$5,816	$18,286
Benefits to policyholders ceded	$(15,433)	$(15,881)	$(16,741)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2019, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2019, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2019, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $5,603 million.

45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(233)	$(219)	$(224)
Premiums assumed	93	88	91
Benefits ceded	(601)	(594)	(636)
Benefits assumed	240	238	254

Other reinsurance receivable (payable)	-	-	(1)
Funds held by or deposited with reinsured companies	3,038	3,183	3,316

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded, net	$(1)	$(2,792)	$(3)
Benefits ceded, net	(623)	(541)	(418)
Other reinsurance receivable	81	96	68
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual pay-out annuities.  The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus.  Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016.   The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2019	2018
(in millions)
Premiums ceded, net	$-	$(5,317)
Benefits ceded, net	(474)	(134)

Funds held by or deposited with reinsured companies	-	-
Other reinsurance receivable	45	20
Other amounts payable on reinsurance	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities.  The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The Company has a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. On May 29, 2019, the State of Michigan Department of Insurance and Financial Services (“DFIS”) revoked SRUS status as an accredited reinsurer in Michigan. As of December 31, 2019, the Company has established full provisions to offset the reserve credit and net reinsurance receivable related to the various agreements with SRUS. Refer to the subsequent events note for further details on the status of the rehabilitation proceedings.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded, net	$(159)	$(167)	$(177)
Benefits ceded, net	(396)	(408)	(424)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	42	39	46
Other amounts payable on reinsurance	3	5	4
Treaty settlement received (paid)*	207	208	227

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were

47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(510)	$(501)	$(256)
Premiums ceded, impact of treaty recaptured	-	-	3,718
Benefits ceded	(615)	(573)	(782)

Other reinsurance receivable	-	13	2
Other amounts payable on reinsurance	-	-	-
Funds held under coinsurance	7,771	7,131	7,048
Treaty settlement received (paid)*	5	20	(8)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the pay-out annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,306 million and $9,038 million at December 31, 2019 and 2018, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $7,766 million and $7,131 million at December 31, 2019 and 2018, respectively.

48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(3,243)	$(3,763)	$(3,320)
Benefits ceded	(10,026)	(10,700)	(11,653)

Other reinsurance receivable	7	185	25
Other amounts payable on reinsurance	367	660	389
Funds withheld from unauthorized reinsurers	16	7	-
Funds held under coinsurance	81	143	141
Treaty settlement received (paid)*	(448)	178	480

* Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $2,063 million and $1,989 million as a coinsurance reserve and JHUSA holds $249 million and $420 million as a modified coinsurance reserve at December 31, 2019 and 2018, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to Actuarial Guideline 43 (“AG 43”). The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $16 million and $7 million at December 31, 2019 and 2018, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(102)	$(133)	$(255)
Benefits ceded	(623)	(595)	(545)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	7	7	7
Funds withheld from unauthorized reinsurers	145	329	66
Treaty settlement received (paid)*	(30)	(30)	(28)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further universal life and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(27)	$(28)	$(27)
Premiums assumed	-	-	-
Benefits ceded	(24)	(22)	(19)
Benefits assumed	19	19	22

Other reinsurance receivable	1	-	-
Other amounts payable on reinsurance	4	5	7
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)*	(22)	(23)	(28)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(150)	$(135)	$(373)
Premiums assumed	-	-	-
Benefits ceded	(22)	(17)	(14)
Benefits assumed	-	-	-

Other reinsurance receivable	7	-	-
Other amounts payable on reinsurance	-	22	18
Funds held under coinsurance	222	102	50
Treaty settlement received (paid)*	(6)	(68)	(55)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years. Subsequent amendment added additional term contracts.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under

51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2019.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2019
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,534	$69	$1,603
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,413	69	1,482
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,413	69	1,482
(f) Deferred tax liabilities	1,489	94	1,583
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(76)	$(25)	$(101)

	December 31, 2018
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,674	$67	$1,741
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,553	67	1,620
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,553	67	1,620
(f) Deferred tax liabilities	1,628	69	1,697
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(75)	$(2)	$(77)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$(140)	$2	$(138)
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	(140)	2	(138)
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	(140)	2	(138)
(f) Deferred tax liabilities	(139)	25	(114)
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(1)	$(23)	$(24)

52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2019. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2019
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$58	$58
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	354	-	354
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	354	-	354
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,269	-	1,269
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,059	11	1,070
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,413	$69	$1,482

53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$65	$65
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	649	-	649
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	649	-	649
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,328	-	1,328
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	904	2	906
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,553	$67	$1,620

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$(7)	$(7)
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(295)	-	(295)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(295)	-	(295)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(59)	-	(59)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	155	9	164
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(140)	$2	$(138)

54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2019	2018
(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	845%	800%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,461	$8,854

Impact of tax planning strategies is as follows:

	December 31, 2019
	(1)	(2)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,413	$69
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,413	$69
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2018
	(3)	(4)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,553	$67
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,553	$67
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(140)	$2
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(140)	$2
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2019	2018	Change
(in millions)

1. Current income tax
(a) Federal	$(286)	$(725)	$439
(b) Foreign	-	-	-
(c) Subtotal	(286)	(725)	439
(d) Federal income tax on net capital gains	201	396	(195)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-
(g) Federal and foreign income taxes incurred	$(85)	$(329)	$244

56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2019	2018	Change
(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	665	654	11
(4) Investments	80	72	8
(5) Deferred acquisition costs	462	412	50
(6) Policyholder dividends accrual	49	53	(4)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	32	34	(2)
(9) Pension accrual	18	17	1
(10) Receivables - nonadmitted	59	54	5
(11) Net operating loss carryforward	-	35	(35)
(12) Tax credit carry-forward	121	333	(212)
(13) Other (including items <5% of total ordinary tax assets)	48	10	38
(99) Subtotal	$1,534	$1,674	$(140)

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-
(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,413	$1,553	$(140)

(e) Capital:
(1) Investments	$69	$67	$2
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-
(99) Subtotal	$69	$67	$2

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-
(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$69	$67	$2
(i) Admitted deferred tax assets (2(d)+2(h))	$1,482	$1,620	$(138)

57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,100	$1,150	$(50)
(2) Fixed assets	18	18	-
(3) Deferred and uncollected premium	12	9	3
(4) Policyholder reserves	256	324	(68)
(5) Other (including items <5% of total ordinary tax liabilities)	103	127	(24)
(99) Subtotal	$1,489	$1,628	$(139)
(b) Capital:
(1) Investments	$94	$69	$25
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-
(99) Subtotal	$94	$69	$25

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,583	$1,697	$(114)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(101)	$(77)	$(24)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2019	2018	Change
(in millions)

Total deferred tax assets	$1,482	$1,620	$(138)
Total deferred tax liabilities	1,583	1,697	(114)
Net deferred tax assets (liabilities)	$(101)	$(77)	$(24)
Tax effect of unrealized gains and losses			(126)
Tax effect of unrealized foreign exchange gains (losses)			(2)
Other			182
Change in net deferred income taxes			$(78)

58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% for 2019 and 2018 and 35% for 2017 to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2019	2018	2017
(in millions)

Ordinary provisions computed at statutory rate	$221	$(7)	$962
Net realized capital gains (losses) before IMR at statutory rate	87	153	253
Change in nonadmitted assets	-	-	-
Reinsurance	(49)	77	22
Valuation allowance	-	-	-
Tax-exempt income	(22)	1	(22)
Nondeductible expenses	2	2	1
Foreign tax expense gross up	6	5	8
Amortization of IMR	(32)	(138)	(68)
Tax recorded in surplus	(11)	14	68
Dividend received deduction	(134)	(159)	(184)
Investment in subsidiaries	(16)	(18)	(25)
Prior year adjustment	(19)	(69)	(151)
Tax credits	(27)	(23)	(24)
Change in tax reserve	(13)	33	4
Pension	-	-	-
Tax rate change	-	(185)	570
Other	-	2	1
Total	$(7)	$(312)	$1,415

Federal and foreign income taxes incurred	$(286)	$(725)	$446
Capital gains tax	201	396	243
Change in net deferred income taxes	78	17	726
Total statutory income tax expense (benefit)	$(7)	$(312)	$1,415

As of December 31, 2019, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount
(in millions)

Affordable Housing Tax Credits	2007	2027	19
	2008	2028	53
	2009	2029	49
			$121

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision was repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $0 million and $323 million for the years 2019, 2018 and 2017 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company of New York
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	John Hancock Natural Resource Corp.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.

John Hancock Assignment Company	JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency Inc.)
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.
John Hancock Funding Company LLC

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are $52 million and ($47) million at December 31, 2019 and 2018, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”), and currently tax years 2014 – 2018 are under audit.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2019	2018
(in millions)

Balance at beginning of year	$108	$60
Additions based on tax positions related to the current year	1	2
Payments	-	-
Additions for tax positions of prior years	-	48
Reductions for tax positions of prior years	(38)	(2)
Balance at end of year	$71	$108

Included in the balances as of December 31, 2019 and 2018, are $71 million and $108 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2019 and 2018, are $0 million and ($1) million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, ($3) million, and ($10) million of interest expense / (benefit) for the years ended December 31, 2019, 2018 and 2017, respectively. The Company had approximately $7 million and $6 million accrued for interest as of December 31, 2019 and 2018, respectively. The Company did not recognize any material penalties for the years ended December 31, 2019, 2018 and 2017.

The Company does not have a Repatriation Transition Tax (“RTT”) liability under the Tax Cuts and Jobs Act of 2017 as the RTT was fully remitted to the IRS with the filing of the 2017 and 2018 federal income tax returns.

As of December 31, 2019, the Company reported an Alternative Minimum Tax (AMT) Credit carryforward of $34 million, all of which was recorded as a current tax recoverable. The Company expects to recover the remaining balance by 2021.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act (the “Act”) and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2019, 2018 and 2017, the Company paid ordinary dividends of $845 million, $600 million and $807 million and extraordinary dividends of $0 million, $0 million, and $93 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2019 and 2018, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2019. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2019, 2018 and 2017. Total interest paid through December 31, 2019 was $846 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month London Inter-Bank Offered Rate (“LIBOR”) plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $5 million, $5 million, and $3 million for the years ended December 31, 2019, 2018 and 2017, respectively. Total interest paid through December 31, 2019 was $29 million.

61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $216 million, $296 million, and $347 million, respectively, for the years ended December 31, 2019, 2018 and 2017.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $744 million, $748 million, and $767 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2019, 2018 and 2017, respectively, the Company received dividends of $22 million, $28 million, and $31 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $77 million, $83 million, and $72 million from JHD, $100 million, $100 million, and $0 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $251 million, $404 million, and $231 million from John Hancock Subsidiaries LLC (“JHS LLC”), and $0 million, $1 million, and $10 million from CLA CRE Opportunity Fund I LP and $0 million, $27 million and $0 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018, the Company received a return of capital of $80 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2019 and 2018, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $586 million and $572 million at December 31, 2019 and 2018, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar- London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2019	2018
(In millions)

The Manufacturers Investment Corporation	$320	$66
John Hancock Financial Corporation	89	113
Manulife Reinsurance Limited	27	17
Manulife Reinsurance (Bermuda) Ltd.	229	141
Manulife (Michigan) Reassurance Company	7	6
John Hancock Life & Health Insurance Company	228	159
John Hancock Reassurance Company, Ltd.	65	91
John Hancock Life Insurance Company New York	520	293
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	20	25
John Hancock Subsidiaries LLC	18	24
John Hancock Insurance Agency, Inc.	6	5
Essex Corporation	1	1
John Hancock Signature Services Inc.	7	9
JH Partnership Holdings I, II LP	-	-
John Hancock Realty Advisors	3	6
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	41	47
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	39	35
Hancock Capital Investment Management LLC	8	15
John Hancock RPS, LLC	49	41
The Berkeley Financial Group, LLC	2	2
Manulife Holdings (USA), LLC	-	-
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	19	11
JH Networking Insurance Agency, Inc.	6	4
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	45	45
Hancock Natural Resource Group, Inc.	35	68
Hancock Forest Management, Inc.	6	5
John Hancock Personal Financial Services, LLC	2	1
John Hancock Funding Company LLC	(4)	(9)
Total	$1,788	$1,221

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $357 million, purchase other invested assets of $1,988 million, purchase real estate of $48 million, and issue agricultural and commercial mortgages of $22 million at December 31, 2019. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 34% of these commitments expire in 2020.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2020	$8
2021	5
2022	3
2023	2
2024	2
Thereafter	14
Total	$34

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On March 18, 2019, the court approved the $91 million settlement, and proceeds were distributed beginning in June 2019.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies first issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. This case has been consolidated with an almost identical related class action that was initiated in October 2018 against the Company in the Southern District of New York and was assigned to the same judge. Discovery has commenced in these cases. No hearings on substantive matters have been scheduled. It is too early to assess the range of potential outcomes for these lawsuits.

65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
0
Subject to discretionary withdrawal:
With fair value adjustment	$459	$302	$1,567	$2,328	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	123,248	123,248	85%
Total with adjustment or at fair value	461	302	124,815	125,578	87%
At book value without adjustment (minimal or no charge or adjustment)	4,479	-	-	4,479	3%
Not subject to discretionary withdrawal	14,322	205	189	14,716	10%
Total (gross)	19,262	507	125,004	144,773	100%
Reinsurance ceded	10,116	-	-	10,116
Total (net)	$9,146	$507	$125,004	$134,657
Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
0
Subject to discretionary withdrawal:
With fair value adjustment	$522	$337	$1,385	$2,244	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	109,160	109,160	83%
Total with adjustment or at fair value	524	337	110,545	111,406	85%
At book value without adjustment (minimal or no charge or adjustment)	4,937	-	-	4,937	4%
Not subject to discretionary withdrawal	14,577	207	147	14,931	11%
Total (gross)	20,038	544	110,692	131,274	100%
Reinsurance ceded	10,830	-	-	10,830
Total (net)	$9,208	$544	$110,692	$120,444
Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2019
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$-	$-	$-	$-	$-	$-
(2) Universal Life	6,018	5,911	6,692	-	-	-
(3) Universal Life with Secondary Guarantees	14,070	12,258	24,355	-	-	-
(4) Indexed Universal Life	878	627	869	-	-	-
(5) Indexed Universal Life with Secondary Guarantees	829	706	735	-	-	-
(6) Indexed Life	-	-	-	-	-	-
(7) Other Permanent Cash Value Life Insurance	17,608	17,608	18,733	-	-	-
(8) Variable Life	-	-	23	1,957	1,927	1,957
(9) Variable Universal Life	2,963	2,944	3,054	12,947	12,647	12,697
(10) Miscellaneous Reserves	-	-	4,947	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term Policies without Cash Value	-	-	3,062	-	-	-
(2) Accidental Death Benefits	-	-	9	-	-	-
(3) Disability - Active Lives	-	-	43	-	-	-
(4) Disability - Disabled Lives	-	-	148	-	-	-
(5) Miscellaneous Reserves	-	-	320	-	-	-
C. Total (gross: direct + assumed)	$42,366	$40,054	$62,990	$14,904	$14,574	$14,654
D. Reinsurance Ceded	9,223	9,150	19,466	-	-	-
E. Total (net) (C) - (D)	$33,143	$30,904	$43,524	$14,904	$14,574	$14,654

67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$-	$-	$-	$-	$-	$-
(2) Universal Life	5,772	5,747	6,360	-	-	-
(3) Universal Life with Secondary Guarantees	14,095	12,073	23,536	-	-	-
(4) Indexed Universal Life	138	124	126	-	-	-
(5) Indexed Universal Life with Secondary Guarantees	1,055	782	901	-	-	-
(6) Indexed Life	-	-	-	-	-	-
(7) Other Permanent Cash Value Life Insurance	18,005	18,005	19,155	-	-	-
(8) Variable Life	-	-	24	1,708	1,678	1,708
(9) Variable Universal Life	2,943	2,914	2,992	10,927	10,569	10,675
(10) Miscellaneous Reserves	-	-	5,167	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term Policies without Cash Value	-	-	3,019	-	-	-
(2) Accidental Death Benefits	-	-	10	-	-	-
(3) Disability - Active Lives	-	-	46	-	-	-
(4) Disability - Disabled Lives	-	-	155	-	-	-
(5) Miscellaneous Reserves	-	-	364	-	-	-
C. Total (gross: direct + assumed)	$42,008	$39,645	$61,855	$12,635	$12,247	$12,383
D. Reinsurance Ceded	9,543	9,442	19,760	-	-	-
E. Total (net) (C) - (D)	$32,465	$30,203	$42,095	$12,635	$12,247	$12,383

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets
	December 31,
(in millions)	2019	2018	2019	2018
Group Annuity Contracts (401K)	$91,376	$78,443	$-	$-
Variable and Fixed Annuities	30,453	29,250	20	21
Life Insurance	15,022	12,771	-	-
Fixed Products - Institutional and stable value fund	2,009	1,743	-	-
Fixed Products - Retail	28	26	324	351
Investments - Funds	1,515	1,526	-	-
Total	$140,403	$123,759	$344	$372

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees
(in millions)
2019	$196	$67
2018	$210	$54
2017	$220	$62
2016	$231	$89
2015	$241	$59

The Company had the following variable annuities with guaranteed benefits:

69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2019	2018
(in millions, except for ages)
Account value	$30,730	$29,577
Amount of reserve held	1,000	1,230
Net amount at risk - gross	4,670	7,778
Weighted average attained age	70	69

The following assumptions and methodology were used to determine the amounts above at December 31, 2019 and 2018:

●	Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

●	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

●	In 2019 and 2018, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

●	In 2019 and 2018, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. In 2018 the base lapse rates also varied by utilizer status. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

●	For variable annuities, the swap curve at December 31 is used for discounting in both years.

●	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2019	2018
(in millions)
Type of Fund
Equity	$26,688	$24,071
Balanced	8,787	8,365
Bonds	5,634	5,615
Money Market	360	517
Total	$41,469	$38,568

70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2019			2018
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Premiums, deposits and other considerations	$-	$14,538	$14,538	$-	$14,007	$14,007
Reserves for accounts with assets at:
Fair value	507	139,658	140,165	544	123,076	123,620
Amortized cost	-	-	-	-	-	-
Total	$507	$139,658	$140,165	$544	$123,076	$123,620

	December 31,
	2019			2018
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$302	$1,567	$1,869	$337	$1,385	$1,722
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,240	1,240	-	1,329	1,329
At fair value	-	134,458	134,458	-	118,543	118,543
At book value without fair value adjustments and with current surrender charge of less than 5%	-	2,204	2,204	-	1,671	1,671
Subtotal	302	139,469	139,771	337	122,928	123,265
Not subject to discretionary withdrawal	205	189	394	207	148	355
Total	$507	$139,658	$140,165	$544	$123,076	$123,620

71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2019	2018	2017

(in millions)
Transfers to separate accounts	$16,277	$15,071	$17,679
Transfers from separate accounts	23,327	22,687	26,385
Net transfers to (from) separate accounts	$(7,050)	$(7,616)	$(8,706)

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $30 million, $26 million, and $34 million in 2019, 2018 and 2017, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2019, 2018 and 2017, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $313 million and $308 million at December 31, 2019 and 2018, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During 2018, the Company implemented its North American voluntary early retirement program.  The program resulted in the voluntary separation of 229 employees in the U.S. by the end of 2019.  A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018.  This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2019, 2018 and 2017, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2019 and 2018 was $127 million and $108 million, respectively.

72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2019 and 2018 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2019, 2018 and 2017, respectively.

17. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2019, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2019, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2019, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2019. At December 31, 2019, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2019, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2019, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $4 million and $3 million for the years ended December 31, 2019 and 2018.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. Effective June 13, 2019, the agreement was terminated, and the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of

73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 31, 2019 and 2018 was $138 million and $154 million, respectively. Interest ranging from 4.9% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2020-$0 million; 2021-$0 million; 2022-$13 million; 2023-$33 million; 2024-$0 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $4 million, $10 million, and $11 million in 2019, 2018 and 2017, respectively. Interest paid amounted to $6 million, $8 million, and $11 million in 2019, 2018 and 2017, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $0 million, $0 million, and $7 million for the years ended December 31, 2019, 2018 and 2017, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $0 million, $0 million, and $3 million for the years ended December 31, 2019, 2018 and 2017, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The senior note was fully repaid on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million, $1 million, and $1 million for the years ended December 31, 2019, 2018 and 2017, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2019
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$451

	December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$430

FHLBI membership stock of $0 million and $0 million was classified as not eligible for redemption for the years ended December 31, 2019 and 2018, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2019
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$-	$-	$-
(b) Separate account	-	-	-
(c) Total collateral pledged	$-	$-	$-

December 31, 2018
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$-	$-	$-
(b) Separate account	-	-	-
(c) Total collateral pledged	$-	$-	$-

75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the maximum collateral pledged to the FHLBI during the year:

December 31, 2019
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$572	$526	$300
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$572	$526	$300

December 31, 2018
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$-	$-	$-
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$-	$-	$-

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2019
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2019 was $300 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2019	2018
(in millions)

Assets:
Bonds	$2,145	$2,222
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	429	327
Real estate	668	661
Cash, cash equivalents and short-term investments	5	332
Policy loans	1,780	1,734
Other invested assets	437	407
Total cash and invested assets	5,464	5,683
Investment income due and accrued	113	110
Premiums due	4	4
Net deferred tax asset	35	32
Other closed block assets	7	372
Total closed block assets	$5,623	$6,201
Obligations:
Policy reserves	5,346	5,407
Policyholders’ and beneficiaries’ funds	56	58
Dividends payable to policyholders	295	304
Policy benefits in process of payment	65	61
Other policy obligations	2	6
Other closed block obligations	192	663
Total closed block obligations	$5,956	$6,499

77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2019 financial statements through March 26, 2020, the date the financial statements were issued.

The Company reached a settlement agreement with the Receiver of SRUS, in rehabilitation, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were commuted and terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. The Company expects to record an increase in pre-tax income of approximately $130 to $160 million comprised of the cash payment and the reversal of provisions previously established for the term coinsurance business.

78

A U D I T E D F I N A N C I A L S T A T E M E N T S

John Hancock Life Insurance Company (U.S.A.) Separate Account N

December 31, 2019

1 of 68

John Hancock Life Insurance Company (U.S.A.)

Separate Account N

Audited Financial Statements

December 31, 2019

2 of 68

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account N

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account N (the "Separate Account"), as of December 31, 2019, and the related statements of operations and changes in contract owners' equity for the two years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019 and the results of its operations and changes in contract owners' equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1987.

Boston, Massachusetts

March 26, 2020

3 of 68

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A) Separate Account N

500 Index Fund Series NAV	Managed Volatility Aggressive Portfolio Series I
Active Bond Trust Series I	Managed Volatility Aggressive Portfolio Series NAV
Active Bond Trust Series NAV	Managed Volatility Balanced Portfolio Series I
American Asset Allocation Trust Series I	Managed Volatility Balanced Portfolio Series NAV
American Global Growth Trust Series I	Managed Volatility Conservative Portfolio Series I
American Growth Trust Series I	Managed Volatility Conservative Portfolio Series NAV
American Growth-Income Trust Series I	Managed Volatility Growth Portfolio Series I
American International Trust Series I	Managed Volatility Growth Portfolio Series NAV
Blue Chip Growth Trust Series I	Managed Volatility Moderate Portfolio Series I
Blue Chip Growth Trust Series NAV	Managed Volatility Moderate Portfolio Series NAV
Capital Appreciation Trust Series I	Mid Cap Index Trust Series I
Capital Appreciation Trust Series NAV	Mid Cap Index Trust Series NAV
Capital Appreciation Value Trust Series I	Mid Cap Stock Trust Series I
Capital Appreciation Value Trust Series NAV	Mid Cap Stock Trust Series NAV
Core Bond Trust Series I	Mid Value Trust Series I
Core Bond Trust Series NAV	Mid Value Trust Series NAV
Emerging Markets Value Trust Series I	Money Market Trust Series I
Emerging Markets Value Trust Series NAV	Money-Market Trust Series NAV
Equity Income Trust Series I	PIMCO All Asset
Equity Income Trust Series NAV	Real Estate Securities Trust Series I
Financial Industries Trust Series I	Real Estate Securities Trust Series NAV
Financial Industries Trust Series NAV	Science & Technology Trust Series I
Fundamental All Cap Core Trust Series I	Science & Technology Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Select Bond Trust Series I
Fundamental Large Cap Value Trust Series I	Select Bond Trust Series NAV
Fundamental Large Cap Value Trust Series NAV	Short Term Government Income Trust Series I
Global Bond Trust Series I	Short Term Government Income Trust Series NAV
Global Bond Trust Series NAV	Small Cap Index Trust Series I
Global Trust Series I	Small Cap Index Trust Series NAV
Global Trust Series NAV	Small Cap Opportunities Trust Series I
Health Sciences Trust Series I	Small Cap Opportunities Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Stock Trust Series I
High Yield Trust Series I	Small Cap Stock Trust Series NAV
High Yield Trust Series NAV	Small Cap Value Trust Series I
International Equity Index Series I	Small Cap Value Trust Series NAV
International Equity Index Series NAV	Small Company Value Trust Series I
International Small Company Trust Series I	Small Company Value Trust Series NAV
International Small Company Trust Series NAV	Strategic Income Opportunities Trust Series I
International Value Trust Series I	Strategic Income Opportunities Trust Series NAV
International Value Trust Series NAV	Total Bond Market Series Trust NAV
Investment Quality Bond Trust Series I	Total Stock Market Index Trust Series I

4 of 68

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A) Separate Account N

Investment Quality Bond Trust Series NAV	Total Stock Market Index Trust Series NAV
Lifestyle Balanced Portfolio Series NAV	Ultra Short Term Bond Trust Series I
Lifestyle Growth Portfolio Series I	Ultra Short Term Bond Trust Series NAV
Lifestyle Growth Portfolio Series NAV
Lifestyle Moderate Portfolio Series NAV
M Capital Appreciation
M Large Cap Growth

5 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

				American Asset	American Global
	500 Index Fund	Active Bond Trust	Active Bond Trust	Allocation Trust	Growth Trust Series	American Growth
	Series NAV	Series I	Series NAV	Series I	I	Trust Series I
Total Assets

Investments at fair value	$94,354,109	$648,466	$1,157,161	$10,754,083	$2,136,337	$14,830,414

Units outstanding	1,646,870	26,800	13,650	509,142	85,836	353,730
Unit value	$57.29	$24.20	$84.77	$21.12	$24.89	$41.93
Shares	2,493,502	66,238	118,078	854,856	129,554	844,557
Cost	$74,112,160	$641,012	$1,125,377	$11,091,475	$2,001,953	$15,484,326

See accompanying notes.

6 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	American Growth-	American
	Income Trust Series	International Trust	Blue Chip Growth	Blue Chip Growth	Capital Appreciation	Capital Appreciation
	I	Series I	Trust Series I	Trust Series NAV	Trust Series I	Trust Series NAV
Total Assets

Investments at fair value	$11,171,834	$7,880,610	$11,091,977	$70,620,974	$7,432,263	$3,025,431

Units outstanding	269,324	283,725	124,335	285,330	161,870	62,578
Unit value	$41.48	$27.78	$89.21	$247.51	$45.92	$48.35
Shares	682,041	397,408	321,973	2,048,766	1,378,898	558,197
Cost	$11,469,967	$7,976,821	$10,302,845	$72,786,222	$10,448,107	$4,233,023

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		Capital Appreciation				Emerging Markets
	Capital Appreciation	Value Trust Series	Core Bond Trust	Core Bond Trust	Emerging Markets	Value Trust Series
	Value Trust Series I	NAV	Series I	Series NAV	Value Trust Series I	NAV
Total Assets

Investments at fair value	$1,233,391	$3,130,698	$8,520,277	$34,669,562	$1,051,437	$4,301,781

Units outstanding	45,522	108,931	384,699	1,855,062	63,460	312,163
Unit value	$27.09	$28.74	$22.15	$18.69	$16.57	$13.78
Shares	98,278	250,056	635,367	2,598,918	109,868	450,448
Cost	$1,168,463	$2,930,143	$8,345,591	$34,261,678	$1,108,356	$4,358,270

See accompanying notes.

8 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

					Fundamental All	Fundamental All
	Equity Income Trust	Equity Income Trust	Financial Industries	Financial Industries	Cap Core Trust	Cap Core Trust
	Series I	Series NAV	Trust Series I	Trust Series NAV	Series I	Series NAV
Total Assets

Investments at fair value	$8,011,669	$44,487,685	$760,938	$286,167	$175,319	$2,680,322

Units outstanding	133,140	655,585	23,654	6,644	2,989	72,382
Unit value	$60.17	$67.86	$32.17	$43.07	$58.65	$37.03
Shares	521,933	2,913,404	54,044	20,397	7,138	108,471
Cost	$8,303,169	$47,555,054	$745,076	$277,911	$170,966	$2,507,822

See accompanying notes.

9 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Fundamental Large	Fundamental Large
	Cap Value Trust	Cap Value Trust	Global Bond Trust	Global Bond Trust		Global Trust Series
	Series I	Series NAV	Series I	Series NAV	Global Trust Series I	NAV
Total Assets

Investments at fair value	$3,547,692	$9,105,907	$1,543,098	$9,910,687	$1,522,013	$3,069,273

Units outstanding	92,873	315,409	49,660	284,473	45,508	146,862
Unit value	$38.20	$28.87	$31.07	$34.84	$33.44	$20.90
Shares	153,381	393,514	125,455	809,036	75,949	153,387
Cost	$2,794,692	$7,304,340	$1,573,321	$10,181,285	$1,565,697	$3,020,728

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Health Sciences	Health Sciences	High Yield Trust	High Yield Trust	International Equity	International Equity
	Trust Series I	Trust Series NAV	Series I	Series NAV	Index Series I	Index Series NAV
Total Assets

Investments at fair value	$5,557,998	$7,141,453	$2,626,340	$2,729,159	$7,617,702	$28,298,965

Units outstanding	51,822	79,521	70,562	100,052	518,592	476,451
Unit value	$107.25	$89.81	$37.22	$27.28	$14.69	$59.40
Shares	204,489	258,374	494,603	521,828	416,268	1,547,237
Cost	$5,431,827	$6,585,159	$2,620,905	$2,660,396	$6,440,759	$26,843,522

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	International Small	International Small				Investment Quality
	Company Trust	Company Trust	International Value	International Value	Investment Quality	Bond Trust Series
	Series I	Series NAV	Trust Series I	Trust Series NAV	Bond Trust Series I	NAV
Total Assets

Investments at fair value	$526,293	$1,564,832	$4,222,352	$5,181,055	$3,904,115	$696,027

Units outstanding	27,892	77,503	164,989	289,148	109,168	36,999
Unit value	$18.87	$20.19	$25.59	$17.92	$35.76	$18.81
Shares	36,599	108,744	326,808	404,139	342,767	61,324
Cost	$511,781	$1,523,294	$4,124,138	$5,201,951	$3,870,525	$673,176

See accompanying notes.

12 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Lifestyle Balanced		Lifestyle Growth	Lifestyle Moderate
	Portfolio Series	Lifestyle Growth	Portfolio Series	Portfolio Series	M Capital	M Large Cap
	NAV	Portfolio Series I	NAV	NAV	Appreciation	Growth
Total Assets

Investments at fair value	$11,180	$1,029,145	$3,367,122	$74,130	$362,878	$13

Units outstanding	775	77,174	219,120	5,312	2,865	-
Unit value	$14.43	$13.34	$15.37	$13.96	$126.66	$0.00
Shares	725	60,824	199,120	4,995	14,486	-
Cost	$10,752	$989,132	$3,247,726	$72,472	$396,353	$11

See accompanying notes.

13 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

						Managed Volatility
	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility	Conservative
	Aggressive Portfolio	Aggressive Portfolio	Balanced Portfolio	Balanced Portfolio	Conservative	Portfolio Series
	Series I	Series NAV	Series I	Series NAV	Portfolio Series I	NAV
Total Assets
Investments at fair value	$1,258,261	$5,665,838	$3,764,218	$16,886,750	$1,109,150	$7,855,994

Units outstanding	35,747	232,177	94,109	730,465	29,523	381,750
Unit value	$35.20	$24.40	$40.00	$23.12	$37.57	$20.58
Shares	117,704	529,518	303,321	1,356,365	94,396	666,893
Cost	$1,217,771	$5,624,318	$3,797,213	$17,295,150	$1,067,816	$7,601,667

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility
	Growth Portfolio	Growth Portfolio	Moderate Portfolio	Moderate Portfolio	Mid Cap Index	Mid Cap Index
	Series I	Series NAV	Series I	Series NAV	Trust Series I	Trust Series NAV
Total Assets

Investments at fair value	$2,923,915	$23,201,684	$2,024,482	$7,324,186	$10,084,720	$14,488,777

Units outstanding	76,203	982,810	49,625	323,053	174,499	347,586
Unit value	$38.37	$23.61	$40.80	$22.67	$57.79	$41.68
Shares	220,174	1,744,488	169,555	612,390	471,469	677,362
Cost	$2,966,253	$23,742,666	$2,039,805	$7,615,097	$9,952,048	$14,482,037

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Mid Cap Stock Trust	Mid Cap Stock	Mid Value Trust	Mid Value Trust	Money Market Trust	Money-Market Trust
	Series I	Trust Series NAV	Series I	Series NAV	Series I	Series NAV
Total Assets

Investments at fair value	$4,487,434	$8,798,354	$4,542,025	$9,979,857	$26,285,929	$61,796,625

Units outstanding	81,156	67,518	127,097	175,374	1,225,903	5,922,138
Unit value	$55.29	$130.31	$35.74	$56.91	$21.44	$10.43
Shares	248,336	478,952	469,217	1,038,487	26,285,929	61,796,625
Cost	$4,065,664	$8,843,613	$4,814,010	$11,120,922	$26,285,929	$61,796,625

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		Real Estate	Real Estate	Science &	Science &
		Securities Trust	Securities Trust	Technology Trust	Technology Trust	Select Bond Trust
	PIMCO All Asset	Series I	Series NAV	Series I	Series NAV	Series I
Total Assets

Investments at fair value	$5,553,629	$9,601,888	$14,346,206	$10,495,985	$9,290,608	$3,291,370

Units outstanding	269,335	42,382	70,696	156,118	154,096	262,554
Unit value	$20.62	$226.56	$202.93	$67.23	$60.29	$12.54
Shares	505,335	407,723	612,824	356,642	311,347	238,678
Cost	$5,342,928	$5,818,644	$12,219,350	$9,315,378	$9,524,202	$3,226,075

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		Short Term	Short Term			Small Cap
	Select Bond Trust	Government Income	Government Income	Small Cap Index	Small Cap Index	Opportunities Trust
	Series NAV	Trust Series I	Trust Series NAV	Trust Series I	Trust Series NAV	Series I
Total Assets

Investments at fair value	$1,271,955	$4,923,922	$5,166,181	$4,270,074	$9,278,833	$12,842,730

Units outstanding	97,771	451,725	455,948	97,502	243,880	264,607
Unit value	$13.01	$10.90	$11.33	$43.79	$38.05	$48.54
Shares	92,304	407,947	428,018	285,815	620,243	503,242
Cost	$1,242,900	$4,959,059	$5,122,574	$4,179,845	$9,670,378	$14,424,563

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Small Cap
	Opportunities Trust	Small Cap Stock	Small Cap Stock	Small Cap Value	Small Cap Value	Small Company
	Series NAV	Trust Series I	Trust Series NAV	Trust Series I	Trust Series NAV	Value Trust Series I
Total Assets

Investments at fair value	$365,032	$1,403,774	$2,496,364	$826,185	$8,609,810	$2,210,763

Units outstanding	13,764	34,812	49,236	25,157	89,324	45,971
Unit value	$26.52	$40.32	$50.70	$32.84	$96.39	$48.09
Shares	14,405	158,083	276,146	45,420	475,155	213,394
Cost	$378,805	$1,502,475	$2,668,707	$861,985	$8,899,599	$3,090,298

See accompanying notes.

19 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Small Company	Strategic Income	Strategic Income			Total Stock Market
	Value Trust Series	Opportunities Trust	Opportunities Trust	Total Bond Market	Total Stock Market	Index Trust Series
	NAV	Series I	Series NAV	Series Trust NAV	Index Trust Series I	NAV
Total Assets

Investments at fair value	$1,477,754	$1,746,163	$5,209,627	$22,815,282	$4,223,942	$7,141,943

Units outstanding	42,437	60,088	229,226	841,869	113,912	54,287
Unit value	$34.82	$29.06	$22.73	$27.10	$37.08	$131.56
Shares	143,471	129,154	386,471	2,198,004	175,705	297,209
Cost	$2,030,871	$1,745,051	$5,197,338	$22,071,557	$3,518,009	$6,688,842

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		Ultra Short Term
	Ultra Short Term	Bond Trust Series
	Bond Trust Series I	NAV
Total Assets

Investments at fair value	$2,306	$907,925

Units outstanding	227	85,043
Unit value	$10.16	$10.68
Shares	200	78,881
Cost	$2,376	$908,577

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,526,889	$1,257,614	$17,133	$22,112	$35,412	$42,287
Expenses:
Mortality and expense risk and
administrative charges	(134,133)	(127,970)	(3,149)	(3,508)	-	-
Net investment income (loss)	1,392,756	1,129,644	13,984	18,604	35,412	42,287
Realized gains (losses) on investments:

Capital gain distributions received	1,336,643	1,442,034	(3)	(6)	-	-
Net realized gain (loss)	4,955,401	4,460,630	(1,834)	(8,772)	1,898	(6,454)
Realized gains (losses)
	6,292,044	5,902,664	(1,837)	(8,778)	1,898	(6,454)
Unrealized appreciation (depreciation) during
	15,505,795	(10,980,471)	43,068	(18,932)	86,169	(38,009)
the period

Net increase (decrease) in net assets from operations	23,190,595	(3,948,163)	55,215	(9,106)	123,479	(2,176)
Changes from principal transactions:
Purchase payments	1,564,857	1,810,886	97,859	101,081	134,516	199,687
Transfers between sub-accounts and the	(781,717)	(1,731,271)	7,970	205	(35,614)	117,468
company

Transfers on general account policy loans	(417,555)	(13,995)	15,329	(2,002)	-	-
Withdrawals	(5,175,510)	(5,879,141)	(15,229)	92	(392,141)	(122)
Annual contract fee	(1,771,993)	(1,893,246)	(187,829)	(178,586)	(29,749)	(26,107)
Net increase (decrease) in net assets from principal
	(6,581,918)	(7,706,767)	(81,900)	(79,210)	(322,988)	290,926
transactions

Total increase (decrease) in net assets	16,608,677	(11,654,930)	(26,685)	(88,316)	(199,509)	288,750
Net assets at beginning of period	77,745,432	89,400,362	675,151	763,467	1,356,670	1,067,920
Net assets at end of period	$94,354,109	$77,745,432	$648,466	$675,151	$1,157,161	$1,356,670

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,733,291	1,887,547	30,449	34,088	17,492	13,693
Units issued	269,737	239,716	5,731	5,513	6,030	4,970
Units redeemed	(356,158)	(393,972)	(9,380)	(9,152)	(9,872)	(1,171)
Units, end of period	1,646,870	1,733,291	26,800	30,449	13,650	17,492

See accompanying notes.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$138,387	$188,246	$12,822	$5,776	$111,317	$53,735
Expenses:
Mortality and expense risk and
administrative charges	(47,117)	(49,555)	(1,436)	(158)	(10,937)	(10,729)
Net investment income (loss)	91,270	138,691	11,386	5,618	100,380	43,006
Realized gains (losses) on investments:

Capital gain distributions received	1,243,638	1,302,055	195,473	53,488	2,509,749	2,949,997
Net realized gain (loss)	13,524	311,642	(2,923)	(1,749)	(540,969)	(557,508)
Realized gains (losses)
	1,257,162	1,613,697	192,550	51,739	1,968,780	2,392,489
Unrealized appreciation (depreciation) during
	720,243	(2,350,943)	257,726	(150,596)	1,561,215	(2,515,436)
the period

Net increase (decrease) in net assets from operations	2,068,675	(598,555)	461,662	(93,239)	3,630,375	(79,941)
Changes from principal transactions:
Purchase payments	662,735	898,117	146,444	124,713	356,503	417,574
Transfers between sub-accounts and the	(1,446,342)	(76,167)	947,780	208,301	(600,995)	(2,797,204)
company

Transfers on general account policy loans	(12,931)	24,151	(5,262)	(3,342)	24,907	(10,876)
Withdrawals	(408,383)	(395,614)	(103,294)	(127,938)	(592,975)	(180,872)
Annual contract fee	(770,269)	(919,617)	(38,977)	(40,242)	(281,637)	(311,638)
Net increase (decrease) in net assets from principal
	(1,975,190)	(469,130)	946,691	161,492	(1,094,197)	(2,883,016)
transactions

Total increase (decrease) in net assets	93,485	(1,067,685)	1,408,353	68,253	2,536,178	(2,962,957)
Net assets at beginning of period	10,660,598	11,728,283	727,984	659,731	12,294,236	15,257,193
Net assets at end of period	$10,754,083	$10,660,598	$2,136,337	$727,984	$14,830,414	$12,294,236

	2019	2018	2019	2018	2019	2018

Units, beginning of period	604,317	630,470	39,140	32,161	380,816	471,529
Units issued	30,342	58,586	55,386	30,441	67,752	108,325
Units redeemed	(125,517)	(84,739)	(8,690)	(23,462)	(94,838)	(199,038)
Units, end of period	509,142	604,317	85,836	39,140	353,730	380,816

See accompanying notes.

23 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Growth-Income Trust Series I		American International Trust Series I			Blue Chip Growth Trust Series I

	2019	2018	2019	2018		2019	2018
Income:

Dividend distributions received	$160,506	$146,244	$71,273	$190,885	$	- $	2,476
Expenses:
Mortality and expense risk and
administrative charges	(46,607)	(47,747)	(8,558)	(8,185)		(41,425)	(41,522)
Net investment income (loss)	113,899	98,497	62,715	182,700		(41,425)	(39,046)
Realized gains (losses) on investments:

Capital gain distributions received	1,229,419	1,643,194	559,619	303,689		1,505,358	1,403,338
Net realized gain (loss)	114,611	(311,123)	(63,916)	111,742		329,844	146,976
Realized gains (losses)
	1,344,030	1,332,071	495,703	415,431		1,835,202	1,550,314
Unrealized appreciation (depreciation) during
	818,870	(1,512,963)	843,406	(1,646,879)		931,171	(1,353,727)
the period

Net increase (decrease) in net assets from operations	2,276,799	(82,395)	1,401,824	(1,048,748)		2,724,948	157,541
Changes from principal transactions:
Purchase payments	530,860	487,510	323,763	453,016		52,201	80,416
Transfers between sub-accounts and the	(154,234)	(3,256,940)	843,155	(897,655)		(491,274)	188,688
company

Transfers on general account policy loans	(14,472)	33,240	(4,451)	(10,468)		(9,216)	(8,078)
Withdrawals	(197,757)	(553,503)	(546,053)	(94,553)		(210,241)	(136,515)
Annual contract fee	(630,703)	(667,982)	(255,479)	(271,829)		(408,196)	(412,151)
Net increase (decrease) in net assets from principal
	(466,306)	(3,957,675)	360,935	(821,489)		(1,066,726)	(287,640)
transactions

Total increase (decrease) in net assets	1,810,493	(4,040,070)	1,762,759	(1,870,237)		1,658,222	(130,099)
Net assets at beginning of period	9,361,341	13,401,411	6,117,851	7,988,088		9,433,755	9,563,854
Net assets at end of period	$11,171,834	$9,361,341	$7,880,610	$6,117,851		$11,091,977	$9,433,755

	2019	2018	2019	2018		2019	2018

Units, beginning of period	279,840	414,194	268,373	306,451		137,342	141,623
Units issued	19,057	53,746	60,683	86,790		18,962	11,398
Units redeemed	(29,573)	(188,100)	(45,331)	(124,868)		(31,969)	(15,679)
Units, end of period	269,324	279,840	283,725	268,373		124,335	137,342

See accompanying notes.

24 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$5,118	$24,374	$2,476	$22,419	$1,138	$8,083
Expenses:
Mortality and expense risk and
administrative charges	-	-	(25,533)	(31,960)	-	-
Net investment income (loss)	5,118	24,374	(23,057)	(9,541)	1,138	8,083
Realized gains (losses) on investments:

Capital gain distributions received	9,280,985	5,689,902	4,580,433	1,452,085	1,756,562	363,654
Net realized gain (loss)	(623,070)	13,989,750	(540,233)	110,835	(32,436)	(20,410)
Realized gains (losses)
	8,657,915	19,679,652	4,040,200	1,562,920	1,724,126	343,244
Unrealized appreciation (depreciation) during
	8,397,648	(17,284,882)	(2,023,790)	(1,531,168)	(1,009,352)	(368,302)
the period

Net increase (decrease) in net assets from operations	17,060,681	2,419,144	1,993,353	22,211	715,912	(16,975)
Changes from principal transactions:
Purchase payments	551,542	421,609	26,514	35,767	259,070	74,286
Transfers between sub-accounts and the	(4,789,274)	(6,194,749)	(1,704,526)	(674,999)	94,679	237,452
company

Transfers on general account policy loans	(61,498)	41,229	(981)	471	(3,772)	14,566
Withdrawals	(2,208,817)	(3,767,725)	(80,801)	(355,948)	(73,955)	(98,358)
Annual contract fee	(525,411)	(654,942)	(189,410)	(205,620)	(66,850)	(56,159)
Net increase (decrease) in net assets from principal
	(7,033,458)	(10,154,578)	(1,949,204)	(1,200,329)	209,172	171,787
transactions

Total increase (decrease) in net assets	10,027,223	(7,735,434)	44,149	(1,178,118)	925,084	154,812
Net assets at beginning of period	60,593,751	68,329,185	7,388,114	8,566,232	2,100,347	1,945,535
Net assets at end of period	$70,620,974	$60,593,751	$7,432,263	$7,388,114	$3,025,431	$2,100,347

	2019	2018	2019	2018	2019	2018

Units, beginning of period	317,840	365,708	213,043	244,298	57,726	53,085
Units issued	21,076	279,107	5,507	17,985	8,034	13,588
Units redeemed	(53,586)	(326,975)	(56,680)	(49,240)	(3,182)	(8,947)
Units, end of period	285,330	317,840	161,870	213,043	62,578	57,726

See accompanying notes.

25 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$16,435	$23,665	$42,437	$55,296	$200,028	$187,242
Expenses:
Mortality and expense risk and
administrative charges	(5,372)	(4,581)	-	-	(26,120)	(23,039)
Net investment income (loss)	11,063	19,084	42,437	55,296	173,908	164,203
Realized gains (losses) on investments:

Capital gain distributions received	73,022	84,697	177,326	183,241	1	-
Net realized gain (loss)	34,072	(215)	8,142	(14,722)	(33,604)	(81,431)
Realized gains (losses)
	107,094	84,482	185,468	168,519	(33,603)	(81,431)
Unrealized appreciation (depreciation) during
	155,734	(98,954)	375,266	(214,230)	476,567	(140,387)
the period

Net increase (decrease) in net assets from operations	273,891	4,612	603,171	9,585	616,872	(57,615)
Changes from principal transactions:
Purchase payments	3,273	2,204	84,610	50,604	37,581	109,837
Transfers between sub-accounts and the	(64,531)	(86,097)	91,032	58,429	395,893	648,071
company

Transfers on general account policy loans	-	-	(214)	(241)	805	501
Withdrawals	(292)	(1)	(5,363)	1,128	(143,445)	(232,627)
Annual contract fee	(30,165)	(23,430)	(58,586)	(59,731)	(242,083)	(259,198)
Net increase (decrease) in net assets from principal
	(91,715)	(107,324)	111,479	50,189	48,751	266,584
transactions

Total increase (decrease) in net assets	182,176	(102,712)	714,650	59,774	665,623	208,969
Net assets at beginning of period	1,051,215	1,153,927	2,416,048	2,356,274	7,854,654	7,645,685
Net assets at end of period	$1,233,391	$1,051,215	$3,130,698	$2,416,048	$8,520,277	$7,854,654

	2019	2018	2019	2018	2019	2018

Units, beginning of period	47,729	52,325	104,608	102,475	382,086	368,867
Units issued	17,476	281	9,748	22,395	72,204	173,587
Units redeemed	(19,683)	(4,877)	(5,425)	(20,262)	(69,591)	(160,368)
Units, end of period	45,522	47,729	108,931	104,608	384,699	382,086

See accompanying notes.

26 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Core Bond Trust Series NAV		Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$836,213	$662,462	$31,898	$54,149	$132,328	$107,004
Expenses:
Mortality and expense risk and
administrative charges	-	-	(2,767)	(4,670)	-	-
Net investment income (loss)	836,213	662,462	29,131	49,479	132,328	107,004
Realized gains (losses) on investments:

Capital gain distributions received	-	-	1	-	-	-
Net realized gain (loss)	(17,879)	(219,939)	(110,462)	12,513	14,003	41,776
Realized gains (losses)
	(17,879)	(219,939)	(110,461)	12,513	14,003	41,776
Unrealized appreciation (depreciation) during
	1,601,025	(544,158)	229,000	(351,219)	263,710	(702,742)
the period

Net increase (decrease) in net assets from operations	2,419,359	(101,635)	147,670	(289,227)	410,041	(553,962)
Changes from principal transactions:
Purchase payments	268,425	225,676	1,375	3,087	288,528	306,582
Transfers between sub-accounts and the	5,574,382	2,577,079	(993,488)	230,385	5,246	387,733
company

Transfers on general account policy loans	(21,840)	(16,857)	-	-	(8,561)	1,517
Withdrawals	(407,883)	(855,940)	(2)	(13,039)	(44,633)	(336,280)
Annual contract fee	(344,746)	(319,012)	(8,579)	(13,749)	(107,753)	(132,992)
Net increase (decrease) in net assets from principal
	5,068,338	1,610,946	(1,000,694)	206,684	132,827	226,560
transactions

Total increase (decrease) in net assets	7,487,697	1,509,311	(853,024)	(82,543)	542,868	(327,402)
Net assets at beginning of period	27,181,865	25,672,554	1,904,461	1,987,004	3,758,913	4,086,315
Net assets at end of period	$34,669,562	$27,181,865	$1,051,437	$1,904,461	$4,301,781	$3,758,913

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,575,653	1,480,100	126,708	114,038	302,479	284,502
Units issued	353,754	348,993	6,607	21,803	42,119	85,938
Units redeemed	(74,345)	(253,440)	(69,855)	(9,133)	(32,435)	(67,961)
Units, end of period	1,855,062	1,575,653	63,460	126,708	312,163	302,479

See accompanying notes.

27 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Equity Income Trust Series I		Equity Income Trust Series NAV		Financial Industries Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$142,390	$144,313	$859,712	$962,526	$29,022	$9,452
Expenses:
Mortality and expense risk and
administrative charges	(27,762)	(31,639)	-	-	(3,864)	(4,334)
Net investment income (loss)	114,628	112,674	859,712	962,526	25,158	5,118
Realized gains (losses) on investments:

Capital gain distributions received	564,614	947,828	3,638,954	8,282,738	38,486	51,305
Net realized gain (loss)	(428,833)	(123,318)	(1,803,267)	(3,339,608)	(4,847)	20,197
Realized gains (losses)
	135,781	824,510	1,835,687	4,943,130	33,639	71,502
Unrealized appreciation (depreciation) during
	1,282,943	(1,679,641)	6,797,213	(10,464,058)	119,866	(184,387)
the period

Net increase (decrease) in net assets from operations	1,533,352	(742,457)	9,492,612	(4,558,402)	178,663	(107,767)
Changes from principal transactions:
Purchase payments	182,897	181,050	203,501	157,686	42,116	32,046
Transfers between sub-accounts and the	236,823	(340,303)	(1,489,503)	(814,685)	82,995	(28,728)
company

Transfers on general account policy loans	(5,194)	409	(8,535)	(11,701)	(23)	(87)
Withdrawals	(162,838)	(416,540)	(1,719,466)	(2,512,901)	(60,059)	(21,766)
Annual contract fee	(553,555)	(534,411)	(336,801)	(446,876)	(94,635)	(82,496)
Net increase (decrease) in net assets from principal
	(301,867)	(1,109,795)	(3,350,804)	(3,628,477)	(29,606)	(101,031)
transactions

Total increase (decrease) in net assets	1,231,485	(1,852,252)	6,141,808	(8,186,879)	149,057	(208,798)
Net assets at beginning of period	6,780,184	8,632,436	38,345,877	46,532,756	611,881	820,679
Net assets at end of period	$8,011,669	$6,780,184	$44,487,685	$38,345,877	$760,938	$611,881

	2019	2018	2019	2018	2019	2018

Units, beginning of period	141,225	161,955	714,628	784,687	24,878	28,443
Units issued	31,349	12,957	91,140	928,785	9,004	3,850
Units redeemed	(39,434)	(33,687)	(150,183)	(998,844)	(10,228)	(7,415)
Units, end of period	133,140	141,225	655,585	714,628	23,654	24,878

See accompanying notes.

28 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$11,523	$4,681	$723	$997	$12,110	$13,785
Expenses:
Mortality and expense risk and
administrative charges	-	-	(575)	(979)	-	-
Net investment income (loss)	11,523	4,681	148	18	12,110	13,785
Realized gains (losses) on investments:

Capital gain distributions received	15,049	25,235	12,519	30,869	185,621	367,987
Net realized gain (loss)	(4,351)	55,712	(750)	42,238	20,194	62,267
Realized gains (losses)
	10,698	80,947	11,769	73,107	205,815	430,254
Unrealized appreciation (depreciation) during
	67,653	(142,420)	37,584	(94,565)	554,349	(816,816)
the period

Net increase (decrease) in net assets from operations	89,874	(56,792)	49,501	(21,440)	772,274	(372,777)
Changes from principal transactions:
Purchase payments	29,137	38,128	221	1,429	213,127	198,993
Transfers between sub-accounts and the	(49,932)	52,392	(58,860)	(154,604)	74,095	(17,171)
company

Transfers on general account policy loans	(177)	(341)	-	-	(29)	(29)
Withdrawals	(117,808)	(50,484)	(94)	(39,348)	(689,254)	(138,421)
Annual contract fee	(11,616)	(15,696)	(8,184)	(11,708)	(59,716)	(61,372)
Net increase (decrease) in net assets from principal
	(150,396)	23,999	(66,917)	(204,231)	(461,777)	(18,000)
transactions

Total increase (decrease) in net assets	(60,522)	(32,793)	(17,416)	(225,671)	310,497	(390,777)
Net assets at beginning of period	346,689	379,482	192,735	418,406	2,369,825	2,760,602
Net assets at end of period	$286,167	$346,689	$175,319	$192,735	$2,680,322	$2,369,825

	2019	2018	2019	2018	2019	2018

Units, beginning of period	10,602	9,936	4,466	8,401	87,406	88,415
Units issued	944	7,617	134	673	9,905	10,344
Units redeemed	(4,902)	(6,951)	(1,611)	(4,608)	(24,929)	(11,353)
Units, end of period	6,644	10,602	2,989	4,466	72,382	87,406

See accompanying notes.

29 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			Fundamental Large Cap Value Trust Series
	Fundamental Large Cap Value Trust Series I		NAV		Global Bond Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$37,759	$37,940	$98,339	$92,563	$96,920	$27,477
Expenses:
Mortality and expense risk and
administrative charges	(14,246)	(15,329)	-	-	(6,557)	(4,074)
Net investment income (loss)	23,513	22,611	98,339	92,563	90,363	23,403
Realized gains (losses) on investments:

Capital gain distributions received	53,137	-	130,903	-	(2)	-
Net realized gain (loss)	81,281	70,228	153,285	194,681	1,020	2,049
Realized gains (losses)
	134,418	70,228	284,188	194,681	1,018	2,049
Unrealized appreciation (depreciation) during
	783,374	(693,285)	1,976,580	(1,641,467)	(12,844)	(48,665)
the period

Net increase (decrease) in net assets from operations	941,305	(600,446)	2,359,107	(1,354,223)	78,537	(23,213)
Changes from principal transactions:
Purchase payments	142,474	133,798	409,524	483,055	31,738	37,315
Transfers between sub-accounts and the	62,085	(103,876)	84,269	(387,142)	582,421	98,011
company

Transfers on general account policy loans	1,621	(6,861)	(3,786)	(16,794)	107	106
Withdrawals	(154,727)	(10,703)	(110,055)	(322,263)	(125,446)	(1,549)
Annual contract fee	(286,673)	(269,422)	(102,603)	(118,308)	(89,266)	(61,107)
Net increase (decrease) in net assets from principal
	(235,220)	(257,064)	277,349	(361,452)	399,554	72,776
transactions

Total increase (decrease) in net assets	706,085	(857,510)	2,636,456	(1,715,675)	478,091	49,563
Net assets at beginning of period	2,841,607	3,699,117	6,469,451	8,185,126	1,065,007	1,015,444
Net assets at end of period	$3,547,692	$2,841,607	$9,105,907	$6,469,451	$1,543,098	$1,065,007

	2019	2018	2019	2018	2019	2018

Units, beginning of period	100,819	108,435	304,694	319,859	36,145	33,610
Units issued	9,073	3,449	43,668	47,269	30,854	5,603
Units redeemed	(17,019)	(11,065)	(32,953)	(62,434)	(17,339)	(3,068)
Units, end of period	92,873	100,819	315,409	304,694	49,660	36,145

See accompanying notes.

30 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Global Bond Trust Series NAV		Global Trust Series I		Global Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$614,438	$252,484	$31,950	$33,171	$64,764	$51,008
Expenses:
Mortality and expense risk and
administrative charges	-	-	(8,009)	(11,159)	-	-
Net investment income (loss)	614,438	252,484	23,941	22,012	64,764	51,008
Realized gains (losses) on investments:

Capital gain distributions received	-	1	56,991	(2)	103,911	-
Net realized gain (loss)	(24,413)	97,878	(21,582)	157,186	(3,494)	20,640
Realized gains (losses)
	(24,413)	97,879	35,409	157,184	100,417	20,640
Unrealized appreciation (depreciation) during
	8,791	(512,279)	150,489	(454,152)	230,246	(474,634)
the period

Net increase (decrease) in net assets from operations	598,816	(161,916)	209,839	(274,956)	395,427	(402,986)
Changes from principal transactions:
Purchase payments	207,596	219,683	24,098	29,903	81,099	66,173
Transfers between sub-accounts and the	356,343	635,848	(103,958)	(446,216)	389,137	223,170
company

Transfers on general account policy loans	2,294	1,753	301	(281)	(4,491)	(8,238)
Withdrawals	(354,387)	(378,354)	(37,308)	(277,693)	(76,233)	(25,103)
Annual contract fee	(126,725)	(133,361)	(85,943)	(124,022)	(73,229)	(74,198)
Net increase (decrease) in net assets from principal
	85,121	345,569	(202,810)	(818,309)	316,283	181,804
transactions

Total increase (decrease) in net assets	683,937	183,653	7,029	(1,093,265)	711,710	(221,182)
Net assets at beginning of period	9,226,750	9,043,097	1,514,984	2,608,249	2,357,563	2,578,745
Net assets at end of period	$9,910,687	$9,226,750	$1,522,013	$1,514,984	$3,069,273	$2,357,563

	2019	2018	2019	2018	2019	2018

Units, beginning of period	281,707	271,299	52,210	76,411	130,924	122,558
Units issued	70,265	98,472	7,795	14,540	23,998	25,542
Units redeemed	(67,499)	(88,064)	(14,497)	(38,741)	(8,060)	(17,176)
Units, end of period	284,473	281,707	45,508	52,210	146,862	130,924

See accompanying notes.

31 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

					For the years ended December 31,
		Health Sciences Trust Series I			Health Sciences Trust Series NAV		High Yield Trust Series I

		2019	2018		2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$	- $	-	$137,791	$160,142
Expenses:
Mortality and expense risk and
administrative charges		(19,781)	(20,230)		-	-	(9,948)	(11,169)
Net investment income (loss)		(19,781)	(20,230)		-	-	127,843	148,973
Realized gains (losses) on investments:

Capital gain distributions received		391,659	533,541		487,670	591,825	(1)	-
Net realized gain (loss)		(191,267)	(53,581)		44,615	(90,186)	(43,669)	(59,946)
Realized gains (losses)
		200,392	479,960		532,285	501,639	(43,670)	(59,946)
Unrealized appreciation (depreciation) during
		1,133,510	(446,221)		1,087,744	(379,070)	271,166	(176,232)
the period

Net increase (decrease) in net assets from operations		1,314,121	13,509		1,620,029	122,569	355,339	(87,205)
Changes from principal transactions:
Purchase payments		24,037	17,509		277,877	176,473	86,606	72,504
Transfers between sub-accounts and the		(470,688)	42,987		(29,161)	(616,006)	(66,703)	(103,350)
company

Transfers on general account policy loans		(132)	(241)		(63,540)	27,641	385	3
Withdrawals		(281,438)	(15,796)		(248,244)	(446,325)	(53,485)	(136,872)
Annual contract fee		(131,503)	(112,479)		(106,681)	(128,553)	(218,630)	(201,189)
Net increase (decrease) in net assets from principal
		(859,724)	(68,020)		(169,749)	(986,770)	(251,827)	(368,904)
transactions

Total increase (decrease) in net assets		454,397	(54,511)		1,450,280	(864,201)	103,512	(456,109)
Net assets at beginning of period		5,103,601	5,158,112		5,691,173	6,555,374	2,522,828	2,978,937
Net assets at end of period		$5,557,998	$5,103,601		$7,141,453	$5,691,173	$2,626,340	$2,522,828

		2019	2018		2019	2018	2019	2018

Units, beginning of period		61,069	61,871		81,539	94,638	78,312	89,337
Units issued		3,134	4,186		10,266	14,517	7,537	8,423
Units redeemed		(12,381)	(4,988)		(12,284)	(27,616)	(15,287)	(19,448)
Units, end of period		51,822	61,069		79,521	81,539	70,562	78,312

See accompanying notes.

32 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$145,866	$122,664	$167,357	$193,600	$546,685	$420,032
Expenses:
Mortality and expense risk and
administrative charges	-	-	(29,173)	(33,719)	-	-
Net investment income (loss)	145,866	122,664	138,184	159,881	546,685	420,032
Realized gains (losses) on investments:

Capital gain distributions received	2	-	2	2,917	-	5,983
Net realized gain (loss)	3,848	(15,419)	(2,314)	93,174	406,363	388,008
Realized gains (losses)
	3,850	(15,419)	(2,312)	96,091	406,363	393,991
Unrealized appreciation (depreciation) during
	195,694	(176,418)	1,270,217	(1,505,370)	2,619,089	(3,354,573)
the period

Net increase (decrease) in net assets from operations	345,410	(69,173)	1,406,089	(1,249,398)	3,572,137	(2,540,550)
Changes from principal transactions:
Purchase payments	138,474	71,581	18,553	41,020	383,155	310,188
Transfers between sub-accounts and the	279,544	440,232	(902,059)	(479,977)	11,023,187	532,226
company

Transfers on general account policy loans	(1,420)	(1,866)	(172)	1,756	(7,948)	(632)
Withdrawals	(13,683)	(33,768)	(136,144)	(1,706)	(1,617,802)	(137,301)
Annual contract fee	(30,243)	(18,091)	(151,468)	(170,064)	(250,910)	(289,758)
Net increase (decrease) in net assets from principal
	372,672	458,088	(1,171,290)	(608,971)	9,529,682	414,723
transactions

Total increase (decrease) in net assets	718,082	388,915	234,799	(1,858,369)	13,101,819	(2,125,827)
Net assets at beginning of period	2,011,077	1,622,162	7,382,903	9,241,272	15,197,146	17,322,973
Net assets at end of period	$2,729,159	$2,011,077	$7,617,702	$7,382,903	$28,298,965	$15,197,146

	2019	2018	2019	2018	2019	2018

Units, beginning of period	85,515	66,895	607,637	650,594	310,723	304,244
Units issued	18,407	26,575	58,470	52,072	224,355	119,106
Units redeemed	(3,870)	(7,955)	(147,515)	(95,029)	(58,627)	(112,627)
Units, end of period	100,052	85,515	518,592	607,637	476,451	310,723

See accompanying notes.

33 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			International Small Company Trust Series
	International Small Company Trust Series I		NAV		International Value Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$10,866	$10,737	$34,302	$17,379	$113,740	$123,411
Expenses:
Mortality and expense risk and
administrative charges	(3,059)	(4,449)	-	-	(15,286)	(19,456)
Net investment income (loss)	7,807	6,288	34,302	17,379	98,454	103,955
Realized gains (losses) on investments:

Capital gain distributions received	20,655	1	62,701	-	(1)	-
Net realized gain (loss)	2,176	41,681	28,183	133,615	(31,859)	155,697
Realized gains (losses)
	22,831	41,682	90,884	133,615	(31,860)	155,697
Unrealized appreciation (depreciation) during
	63,708	(180,823)	163,655	(440,086)	389,923	(1,083,965)
the period

Net increase (decrease) in net assets from operations	94,346	(132,853)	288,841	(289,092)	456,517	(824,313)
Changes from principal transactions:
Purchase payments	10,727	11,170	27,525	69,387	78,557	88,188
Transfers between sub-accounts and the	58,832	(253,023)	190,443	177,708	(396,255)	(739,304)
company

Transfers on general account policy loans	722	288	1,235	1,243	(172)	(4,904)
Withdrawals	(48,256)	(5,407)	(123,357)	(326,879)	(19,911)	(214,020)
Annual contract fee	(25,429)	(38,469)	(35,895)	(63,901)	(195,626)	(228,448)
Net increase (decrease) in net assets from principal
	(3,404)	(285,441)	59,951	(142,442)	(533,407)	(1,098,488)
transactions

Total increase (decrease) in net assets	90,942	(418,294)	348,792	(431,534)	(76,890)	(1,922,801)
Net assets at beginning of period	435,351	853,645	1,216,040	1,647,574	4,299,242	6,222,043
Net assets at end of period	$526,293	$435,351	$1,564,832	$1,216,040	$4,222,352	$4,299,242

	2019	2018	2019	2018	2019	2018

Units, beginning of period	28,135	43,760	73,902	80,027	187,925	230,516
Units issued	5,144	6,805	14,345	23,272	15,264	18,439
Units redeemed	(5,387)	(22,430)	(10,744)	(29,397)	(38,200)	(61,030)
Units, end of period	27,892	28,135	77,503	73,902	164,989	187,925

See accompanying notes.

34 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	International Value Trust Series NAV		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$146,027	$166,058	$97,786	$117,420	$18,430	$26,802
Expenses:
Mortality and expense risk and
administrative charges	-	-	(17,401)	(18,353)	-	-
Net investment income (loss)	146,027	166,058	80,385	99,067	18,430	26,802
Realized gains (losses) on investments:

Capital gain distributions received	1	-	1	29,804	1	6,535
Net realized gain (loss)	89,949	(101,142)	(16,015)	(36,084)	(1,904)	(21,555)
Realized gains (losses)
	89,950	(101,142)	(16,014)	(6,280)	(1,903)	(15,020)
Unrealized appreciation (depreciation) during
	364,827	(1,086,477)	296,191	(151,490)	51,305	(18,536)
the period

Net increase (decrease) in net assets from operations	600,804	(1,021,561)	360,562	(58,703)	67,832	(6,754)
Changes from principal transactions:
Purchase payments	62,862	107,554	67,114	73,061	42,291	65,847
Transfers between sub-accounts and the	(158,610)	(401,543)	(541,902)	473,549	(29,354)	109,825
company

Transfers on general account policy loans	109	(1,870)	978	20,990	(212)	(607)
Withdrawals	(447,868)	(603,352)	(84,919)	(652,129)	(96,065)	(240,592)
Annual contract fee	(67,780)	(102,271)	(176,545)	(185,869)	(15,878)	(22,751)
Net increase (decrease) in net assets from principal
	(611,287)	(1,001,482)	(735,274)	(270,398)	(99,218)	(88,278)
transactions

Total increase (decrease) in net assets	(10,483)	(2,023,043)	(374,712)	(329,101)	(31,386)	(95,032)
Net assets at beginning of period	5,191,538	7,214,581	4,278,827	4,607,928	727,413	822,445
Net assets at end of period	$5,181,055	$5,191,538	$3,904,115	$4,278,827	$696,027	$727,413

	2019	2018	2019	2018	2019	2018

Units, beginning of period	325,673	384,866	129,783	138,776	42,284	47,484
Units issued	52,753	51,527	4,405	16,176	10,716	15,762
Units redeemed	(89,278)	(110,720)	(25,020)	(25,169)	(16,001)	(20,962)
Units, end of period	289,148	325,673	109,168	129,783	36,999	42,284

See accompanying notes.

35 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Balanced Portfolio Series NAV		Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$216	$171	$17,979	$2,514	$60,397	$59,800
Expenses:
Mortality and expense risk and
administrative charges	-	-	(1,647)	(1,138)	-	-
Net investment income (loss)	216	171	16,332	1,376	60,397	59,800
Realized gains (losses) on investments:

Capital gain distributions received	315	-	5,497	1,421	135,696	33,706
Net realized gain (loss)	19	(241)	488	14,520	957	10,422
Realized gains (losses)
	334	(241)	5,985	15,941	136,653	44,128
Unrealized appreciation (depreciation) during
	837	(410)	50,156	(26,278)	354,691	(267,661)
the period

Net increase (decrease) in net assets from operations	1,387	(480)	72,473	(8,961)	551,741	(163,733)
Changes from principal transactions:
Purchase payments	3,838	313	438	2,371	134,409	96,164
Transfers between sub-accounts and the	(519)	6,979	853,380	(208,194)	311,088	2,001
company

Transfers on general account policy loans	-	-	-	-	671	(277)
Withdrawals	(6)	19	-	-	(61,236)	(14,580)
Annual contract fee	(297)	(54)	(4,664)	(1,557)	(70,603)	(71,231)
Net increase (decrease) in net assets from principal
	3,016	7,257	849,154	(207,380)	314,329	12,077
transactions

Total increase (decrease) in net assets	4,403	6,777	921,627	(216,341)	866,070	(151,656)
Net assets at beginning of period	6,777	-	107,518	323,859	2,501,052	2,652,708
Net assets at end of period	$11,180	$6,777	$1,029,145	$107,518	$3,367,122	$2,501,052

	2019	2018	2019	2018	2019	2018

Units, beginning of period	554	-	9,806	27,555	197,788	197,048
Units issued	280	1,089	69,168	207	31,039	23,613
Units redeemed	(59)	(535)	(1,800)	(17,956)	(9,707)	(22,873)
Units, end of period	775	554	77,174	9,806	219,120	197,788

See accompanying notes.

36 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Moderate Portfolio Series NAV		M Capital Appreciation			M Large Cap Growth

	2019 (c)	2018	2019	2018		2019	2018
Income:

Dividend distributions received	$1,483	$-	$1,102	$942	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-		-	-
Net investment income (loss)	1,483	-	1,102	942		-	-
Realized gains (losses) on investments:

Capital gain distributions received	1,050	-	28,355	58,479		1	1
Net realized gain (loss)	34	-	(13,595)	111		-	-
Realized gains (losses)
	1,084	-	14,760	58,590		1	1
Unrealized appreciation (depreciation) during
	1,658	-	65,433	(104,586)		3	(2)
the period

Net increase (decrease) in net assets from operations	4,225	-	81,295	(45,054)		4	(1)
Changes from principal transactions:
Purchase payments	4,422	-	-	-		-	-
Transfers between sub-accounts and the	66,783	-	22,313	25,000		-	-
company

Transfers on general account policy loans	-	-	-	-		-	-
Withdrawals	1	-	-	(1)		-	-
Annual contract fee	(1,301)	-	(6,960)	(7,551)		-	-
Net increase (decrease) in net assets from principal
	69,905	-	15,353	17,448		-	-
transactions

Total increase (decrease) in net assets	74,130	-	96,648	(27,606)		4	(1)
Net assets at beginning of period	-	-	266,230	293,836		9	10
Net assets at end of period	$74,130	$-	$362,878	$266,230		$13	$9

	2019	2018	2019	2018		2019	2018

Units, beginning of period	-	-	2,708	2,566		-	-
Units issued	5,408	-	825	208		-	-
Units redeemed	(96)	-	(668)	(66)		-	-
Units, end of period	5,312	-	2,865	2,708		-	-

(c) Sub-account available in prior year but no activity.

See accompanying notes.

37 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Aggressive Portfolio		Managed Volatility Aggressive Portfolio		Managed Volatility Balanced Portfolio Series
	Series I		Series NAV			I

	2019	2018	2019	2018	2019		2018
Income:

Dividend distributions received	$16,052	$26,441	$74,395	$101,204	$71,944		$82,453
Expenses:
Mortality and expense risk and
administrative charges	(7,003)	(6,931)	-	-	(20,224)		(20,416)
Net investment income (loss)	9,049	19,510	74,395	101,204	51,720		62,037
Realized gains (losses) on investments:

Capital gain distributions received	121,932	80,633	498,931	298,764	161,251		243,860
Net realized gain (loss)	8,173	25,904	35,451	104,902	(14,485)		12,863
Realized gains (losses)
	130,105	106,537	534,382	403,666	146,766		256,723
Unrealized appreciation (depreciation) during
	80,737	(240,634)	305,475	(868,406)	373,629		(509,701)
the period

Net increase (decrease) in net assets from operations	219,891	(114,587)	914,252	(363,536)	572,115		(190,941)
Changes from principal transactions:
Purchase payments	28,518	27,832	831,920	671,593	70,632		63,440
Transfers between sub-accounts and the	(91,792)	134,541	(148,038)	(29,858)	125,187		(2,723)
company

Transfers on general account policy loans	-	-	(2,775)	(135,273)	7,797		(2,584)
Withdrawals	(5,875)	(34,027)	(49,136)	(138,475)	(25,380)		(127,199)
Annual contract fee	(55,626)	(50,766)	(227,059)	(233,971)	(306,652)		(360,354)
Net increase (decrease) in net assets from principal
	(124,775)	77,580	404,912	134,016	(128,416)		(429,420)
transactions

Total increase (decrease) in net assets	95,116	(37,007)	1,319,164	(229,520)	443,699		(620,361)
Net assets at beginning of period	1,163,145	1,200,152	4,346,674	4,576,194	3,320,519		3,940,880
Net assets at end of period	$1,258,261	$1,163,145	$5,665,838	$4,346,674	$3,764,218		$3,320,519

	2019	2018	2019	2018	2019		2018

Units, beginning of period	39,564	37,230	215,205	207,715	97,349		108,896
Units issued	2,912	6,676	37,791	60,707	7,738		7,854
Units redeemed	(6,729)	(4,342)	(20,819)	(53,217)	(10,978)		(19,401)
Units, end of period	35,747	39,564	232,177	215,205	94,109		97,349

See accompanying notes.

38 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Balanced Portfolio Series		Managed Volatility Conservative Portfolio		Managed Volatility Conservative Portfolio
	NAV		Series I		Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$330,860	$395,193	$25,884	$33,816	$186,251	$156,822
Expenses:
Mortality and expense risk and
administrative charges	-	-	(6,247)	(6,637)	-	-
Net investment income (loss)	330,860	395,193	19,637	27,179	186,251	156,822
Realized gains (losses) on investments:

Capital gain distributions received	725,979	1,112,505	-	37,899	-	152,040
Net realized gain (loss)	(360,134)	(202,149)	(11,328)	(21,419)	(5,793)	218
Realized gains (losses)
	365,845	910,356	(11,328)	16,480	(5,793)	152,258
Unrealized appreciation (depreciation) during
	1,997,774	(2,107,502)	129,870	(77,305)	672,237	(436,446)
the period

Net increase (decrease) in net assets from operations	2,694,479	(801,953)	138,179	(33,646)	852,695	(127,366)
Changes from principal transactions:
Purchase payments	453,250	1,090,742	10,128	9,801	1,831,190	1,662,672
Transfers between sub-accounts and the	(312,003)	(136,849)	(222,664)	(106,351)	149,667	(273,668)
company

Transfers on general account policy loans	(34,683)	(12,185)	-	(213)	(66,439)	(75,432)
Withdrawals	(1,025,062)	(564,548)	(2,629)	(21,390)	(288,983)	(37,825)
Annual contract fee	(488,926)	(521,280)	(62,404)	(63,631)	(315,723)	(254,845)
Net increase (decrease) in net assets from principal
	(1,407,424)	(144,120)	(277,569)	(181,784)	1,309,712	1,020,902
transactions

Total increase (decrease) in net assets	1,287,055	(946,073)	(139,390)	(215,430)	2,162,407	893,536
Net assets at beginning of period	15,599,695	16,545,768	1,248,540	1,463,970	5,693,587	4,800,051
Net assets at end of period	$16,886,750	$15,599,695	$1,109,150	$1,248,540	$7,855,994	$5,693,587

	2019	2018	2019	2018	2019	2018

Units, beginning of period	796,399	803,982	37,037	41,931	314,017	258,867
Units issued	45,378	87,715	3,082	13,469	106,206	108,392
Units redeemed	(111,312)	(95,298)	(10,596)	(18,363)	(38,473)	(53,242)
Units, end of period	730,465	796,399	29,523	37,037	381,750	314,017

See accompanying notes.

39 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			Managed Volatility Growth Portfolio Series		Managed Volatility Moderate Portfolio Series
	Managed Volatility Growth Portfolio Series I		NAV			I

	2019	2018	2019	2018	2019		2018
Income:

Dividend distributions received	$48,601	$65,239	$397,212	$481,026	$41,428		$54,267
Expenses:
Mortality and expense risk and
administrative charges	(14,696)	(15,966)	-	-	(10,512)		(10,122)
Net investment income (loss)	33,905	49,273	397,212	481,026	30,916		44,145
Realized gains (losses) on investments:

Capital gain distributions received	202,555	267,791	1,602,236	1,752,244	72,697		140,588
Net realized gain (loss)	(19,606)	34,329	(224,433)	(52,718)	(49,962)		(57,250)
Realized gains (losses)
	182,949	302,120	1,377,803	1,699,526	22,735		83,338
Unrealized appreciation (depreciation) during
	263,822	(562,102)	2,090,131	(3,508,943)	257,153		(234,321)
the period

Net increase (decrease) in net assets from operations	480,676	(210,709)	3,865,146	(1,328,391)	310,804		(106,838)
Changes from principal transactions:
Purchase payments	97,683	97,500	1,668,729	1,792,598	73,329		56,680
Transfers between sub-accounts and the	(181,104)	73,283	(485,248)	(2,584,187)	(249,484)		297,900
company

Transfers on general account policy loans	1,146	64,542	9,714	(33,085)	868		(7,893)
Withdrawals	(4,398)	(177,530)	(1,257,761)	(572,670)	(2,952)		(33,933)
Annual contract fee	(246,736)	(227,423)	(602,411)	(658,898)	(198,864)		(162,557)
Net increase (decrease) in net assets from principal
	(333,409)	(169,628)	(666,977)	(2,056,242)	(377,103)		150,197
transactions

Total increase (decrease) in net assets	147,267	(380,337)	3,198,169	(3,384,633)	(66,299)		43,359
Net assets at beginning of period	2,776,648	3,156,985	20,003,515	23,388,148	2,090,781		2,047,422
Net assets at end of period	$2,923,915	$2,776,648	$23,201,684	$20,003,515	$2,024,482		$2,090,781

	2019	2018	2019	2018	2019		2018

Units, beginning of period	85,836	90,667	1,014,085	1,107,957	58,445		54,906
Units issued	6,185	11,544	70,105	147,391	11,805		14,935
Units redeemed	(15,818)	(16,375)	(101,380)	(241,263)	(20,625)		(11,396)
Units, end of period	76,203	85,836	982,810	1,014,085	49,625		58,445

See accompanying notes.

40 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Moderate Portfolio Series
	NAV		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$152,922	$168,519	$102,662	$103,728	$160,956	$173,869
Expenses:
Mortality and expense risk and
administrative charges	-	-	(41,600)	(43,475)	-	-
Net investment income (loss)	152,922	168,519	61,062	60,253	160,956	173,869
Realized gains (losses) on investments:

Capital gain distributions received	258,260	426,274	717,331	636,030	1,115,907	1,006,849
Net realized gain (loss)	(36,362)	(128,511)	(92,286)	78,006	(89,455)	(97,501)
Realized gains (losses)
	221,898	297,763	625,045	714,036	1,026,452	909,348
Unrealized appreciation (depreciation) during
	690,690	(731,145)	1,284,551	(1,826,520)	1,895,937	(2,774,097)
the period

Net increase (decrease) in net assets from operations	1,065,510	(264,863)	1,970,658	(1,052,231)	3,083,345	(1,690,880)
Changes from principal transactions:
Purchase payments	213,014	259,395	214,752	192,913	490,566	369,613
Transfers between sub-accounts and the	(87,031)	58,437	565,212	(346,567)	60,692	(352,128)
company

Transfers on general account policy loans	(15,083)	(16,583)	3,742	196	(19,785)	(29,945)
Withdrawals	(84,844)	(472,492)	(67,147)	(134,775)	(1,349,478)	(650,625)
Annual contract fee	(130,885)	(149,806)	(529,847)	(497,142)	(303,739)	(335,895)
Net increase (decrease) in net assets from principal
	(104,829)	(321,049)	186,712	(785,375)	(1,121,744)	(998,980)
transactions

Total increase (decrease) in net assets	960,681	(585,912)	2,157,370	(1,837,606)	1,961,601	(2,689,860)
Net assets at beginning of period	6,363,505	6,949,417	7,927,350	9,764,956	12,527,176	15,217,036
Net assets at end of period	$7,324,186	$6,363,505	$10,084,720	$7,927,350	$14,488,777	$12,527,176

	2019	2018	2019	2018	2019	2018

Units, beginning of period	327,981	344,088	171,433	186,083	377,811	406,367
Units issued	13,757	27,193	29,598	8,917	51,434	67,805
Units redeemed	(18,685)	(43,300)	(26,532)	(23,567)	(81,659)	(96,361)
Units, end of period	323,053	327,981	174,499	171,433	347,586	377,811

See accompanying notes.

41 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

					For the years ended December 31,
		Mid Cap Stock Trust Series I			Mid Cap Stock Trust Series NAV		Mid Value Trust Series I

		2019	2018		2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$	- $	-	$42,435	$27,112
Expenses:
Mortality and expense risk and
administrative charges		(15,834)	(14,196)		-	-	(11,455)	(10,835)
Net investment income (loss)		(15,834)	(14,196)		-	-	30,980	16,277
Realized gains (losses) on investments:

Capital gain distributions received		659,166	424,105		1,369,955	838,342	433,204	275,600
Net realized gain (loss)		222,521	116,246		40,635	368,115	(103,305)	21,515
Realized gains (losses)
		881,687	540,351		1,410,590	1,206,457	329,899	297,115
Unrealized appreciation (depreciation) during
		380,287	(592,112)		803,647	(1,310,574)	314,459	(683,656)
the period

Net increase (decrease) in net assets from operations		1,246,140	(65,957)		2,214,237	(104,117)	675,338	(370,264)
Changes from principal transactions:
Purchase payments		26,219	29,554		445,784	244,676	8,841	12,601
Transfers between sub-accounts and the		(103,060)	152,462		305,972	239,893	999,271	104,211
company

Transfers on general account policy loans		1,206	(221)		(64)	(6,071)	(678)	(7,270)
Withdrawals		(175,221)	(63,306)		(230,509)	(107,873)	(26,783)	(233,700)
Annual contract fee		(118,925)	(103,805)		(134,990)	(124,111)	(104,993)	(101,670)
Net increase (decrease) in net assets from principal
		(369,781)	14,684		386,193	246,514	875,658	(225,828)
transactions

Total increase (decrease) in net assets		876,359	(51,273)		2,600,430	142,397	1,550,996	(596,092)
Net assets at beginning of period		3,611,075	3,662,348		6,197,924	6,055,527	2,991,029	3,587,121
Net assets at end of period		$4,487,434	$3,611,075		$8,798,354	$6,197,924	$4,542,025	$2,991,029

		2019	2018		2019	2018	2019	2018

Units, beginning of period		87,718	87,269		64,035	61,598	99,663	106,318
Units issued		12,035	9,172		29,027	35,582	56,111	10,592
Units redeemed		(18,597)	(8,723)		(25,544)	(33,145)	(28,677)	(17,247)
Units, end of period		81,156	87,718		67,518	64,035	127,097	99,663

See accompanying notes.

42 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Mid Value Trust Series NAV		Money Market Trust Series I		Money-Market Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$111,233	$88,263	$454,311	$309,941	$1,240,217	$810,631
Expenses:
Mortality and expense risk and
administrative charges	-	-	(91,802)	(82,511)	-	-
Net investment income (loss)	111,233	88,263	362,509	227,430	1,240,217	810,631
Realized gains (losses) on investments:

Capital gain distributions received	1,232,694	837,177	(3)	(2)	-	(1)
Net realized gain (loss)	(246,929)	(134,535)	-	-	-	-
Realized gains (losses)
	985,765	702,642	(3)	(2)	-	(1)
Unrealized appreciation (depreciation) during
	554,792	(1,887,045)	1	-	(1)	-
the period

Net increase (decrease) in net assets from operations	1,651,790	(1,096,140)	362,507	227,428	1,240,216	810,630
Changes from principal transactions:
Purchase payments	202,242	167,975	249,055	159,332	4,931,755	4,686,280
Transfers between sub-accounts and the	5,433	(885,287)	8,060,298	1,863,022	(1,597,038)	9,294,173
company

Transfers on general account policy loans	(10,084)	(1,704)	(19,835)	219,680	(254,227)	6,548
Withdrawals	(480,721)	(552,600)	(169,552)	(1,984,261)	(5,596,102)	(2,695,360)
Annual contract fee	(109,172)	(134,346)	(1,068,275)	(821,780)	(1,077,371)	(1,134,332)
Net increase (decrease) in net assets from principal
	(392,302)	(1,405,962)	7,051,691	(564,007)	(3,592,983)	10,157,309
transactions

Total increase (decrease) in net assets	1,259,488	(2,502,102)	7,414,198	(336,579)	(2,352,767)	10,967,939
Net assets at beginning of period	8,720,369	11,222,471	18,871,731	19,208,310	64,149,392	53,181,453
Net assets at end of period	$9,979,857	$8,720,369	$26,285,929	$18,871,731	$61,796,625	$64,149,392

	2019	2018	2019	2018	2019	2018

Units, beginning of period	183,104	210,469	904,658	930,799	6,269,924	5,280,323
Units issued	31,146	31,658	771,831	585,774	3,158,645	4,944,326
Units redeemed	(38,876)	(59,023)	(450,586)	(611,915)	(3,506,431)	(3,954,725)
Units, end of period	175,374	183,104	1,225,903	904,658	5,922,138	6,269,924

See accompanying notes.

43 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$138,363	$141,819	$190,280	$138,701	$290,161	$202,332
Expenses:
Mortality and expense risk and
administrative charges	(8,835)	(6,561)	(51,320)	(46,970)	-	-
Net investment income (loss)	129,528	135,258	138,960	91,731	290,161	202,332
Realized gains (losses) on investments:

Capital gain distributions received	-	-	72,381	1	108,204	-
Net realized gain (loss)	(3,592)	(35,841)	341,312	329,979	635,178	477,547
Realized gains (losses)
	(3,592)	(35,841)	413,693	329,980	743,382	477,547
Unrealized appreciation (depreciation) during
	430,902	(377,403)	1,647,748	(750,638)	2,358,338	(1,137,176)
the period

Net increase (decrease) in net assets from operations	556,838	(277,986)	2,200,401	(328,927)	3,391,881	(457,297)
Changes from principal transactions:
Purchase payments	106,931	124,150	110,472	119,085	370,682	311,476
Transfers between sub-accounts and the	186,227	743,415	154,732	164,727	(113,796)	(1,419,759)
company

Transfers on general account policy loans	(41)	(40)	(4,249)	(15,786)	(3,986)	(9,553)
Withdrawals	(70,251)	(41,100)	(278,639)	(443,784)	(653,382)	(405,968)
Annual contract fee	(168,016)	(152,494)	(383,448)	(362,313)	(174,339)	(181,329)
Net increase (decrease) in net assets from principal
	54,850	673,931	(401,132)	(538,071)	(574,821)	(1,705,133)
transactions

Total increase (decrease) in net assets	611,688	395,945	1,799,269	(866,998)	2,817,060	(2,162,430)
Net assets at beginning of period	4,941,941	4,545,996	7,802,619	8,669,617	11,529,146	13,691,576
Net assets at end of period	$5,553,629	$4,941,941	$9,601,888	$7,802,619	$14,346,206	$11,529,146

	2019	2018	2019	2018	2019	2018

Units, beginning of period	266,790	235,317	44,393	47,363	73,556	84,360
Units issued	18,011	67,094	3,010	3,074	16,705	21,338
Units redeemed	(15,466)	(35,621)	(5,021)	(6,044)	(19,565)	(32,142)
Units, end of period	269,335	266,790	42,382	44,393	70,696	73,556

See accompanying notes.

44 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Science & Technology Trust Series I		Science & Technology Trust Series NAV		Select Bond Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$12,191	$-	$12,354	$-	$86,267	$173,071
Expenses:
Mortality and expense risk and
administrative charges	(34,576)	(34,184)	-	-	(18,298)	(25,047)
Net investment income (loss)	(22,385)	(34,184)	12,354	-	67,969	148,024
Realized gains (losses) on investments:

Capital gain distributions received	1,680,519	1,273,882	1,291,641	1,110,658	-	1
Net realized gain (loss)	275,683	447,346	47,147	366,610	(44,226)	(43,393)
Realized gains (losses)
	1,956,202	1,721,228	1,338,788	1,477,268	(44,226)	(43,392)
Unrealized appreciation (depreciation) during
	957,345	(1,679,630)	1,171,605	(1,749,546)	386,740	(163,984)
the period

Net increase (decrease) in net assets from operations	2,891,162	7,414	2,522,747	(272,278)	410,483	(59,352)
Changes from principal transactions:
Purchase payments	61,623	66,565	302,060	218,349	11,803	17,520
Transfers between sub-accounts and the	196,787	(162,950)	608,231	2,269,470	(3,127,366)	(231,872)
company

Transfers on general account policy loans	(9,722)	(1,091)	(11,339)	(1,458)	812	(23)
Withdrawals	(238,912)	(384,912)	(1,217,609)	(469,031)	(108,526)	(34,326)
Annual contract fee	(296,625)	(295,533)	(167,188)	(196,153)	(109,389)	(131,881)
Net increase (decrease) in net assets from principal
	(286,849)	(777,921)	(485,845)	1,821,177	(3,332,666)	(380,582)
transactions

Total increase (decrease) in net assets	2,604,313	(770,507)	2,036,902	1,548,899	(2,922,183)	(439,934)
Net assets at beginning of period	7,891,672	8,662,179	7,253,706	5,704,807	6,213,553	6,653,487
Net assets at end of period	$10,495,985	$7,891,672	$9,290,608	$7,253,706	$3,291,370	$6,213,553

	2019	2018	2019	2018	2019	2018

Units, beginning of period	160,836	176,794	166,136	129,919	537,193	570,745
Units issued	16,517	15,261	51,568	92,463	37,255	47,545
Units redeemed	(21,235)	(31,219)	(63,608)	(56,246)	(311,894)	(81,097)
Units, end of period	156,118	160,836	154,096	166,136	262,554	537,193

See accompanying notes.

45 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			Short Term Government Income Trust Series			Short Term Government Income Trust Series
	Select Bond Trust Series NAV			I		NAV

	2019	2018	2019		2018	2019	2018
Income:

Dividend distributions received	$32,687	$36,563	$81,533		$30,495	$86,615	$114,686
Expenses:
Mortality and expense risk and
administrative charges	-	-	(12,370)		(7,279)	-	-
Net investment income (loss)	32,687	36,563	69,163		23,216	86,615	114,686
Realized gains (losses) on investments:

Capital gain distributions received	-	-	(2)		-	(1)	-
Net realized gain (loss)	(2,091)	(48,294)	(10,011)		(14,871)	(26,573)	(42,645)
Realized gains (losses)
	(2,091)	(48,294)	(10,013)		(14,871)	(26,574)	(42,645)
Unrealized appreciation (depreciation) during
	72,052	(3,507)	16,528		(2,742)	96,150	(5,310)
the period

Net increase (decrease) in net assets from operations	102,648	(15,238)	75,678		5,603	156,191	66,731
Changes from principal transactions:
Purchase payments	141,536	101,926	49,084		19,019	43,642	39,495
Transfers between sub-accounts and the	(35,856)	(500,480)	3,371,115		246,501	341,951	3,927,798
company

Transfers on general account policy loans	7,032	4,805	375		(80)	-	1,836
Withdrawals	(75,522)	(18,758)	(4,155)		(51,046)	(644,711)	(806,914)
Annual contract fee	(55,748)	(66,040)	(157,656)		(81,841)	(53,604)	(39,572)
Net increase (decrease) in net assets from principal
	(18,558)	(478,547)	3,258,763		132,553	(312,722)	3,122,643
transactions

Total increase (decrease) in net assets	84,090	(493,785)	3,334,441		138,156	(156,531)	3,189,374
Net assets at beginning of period	1,187,865	1,681,650	1,589,481		1,451,325	5,322,712	2,133,338
Net assets at end of period	$1,271,955	$1,187,865	$4,923,922		$1,589,481	$5,166,181	$5,322,712

	2019	2018	2019		2018	2019	2018

Units, beginning of period	99,532	140,363	152,384		139,708	485,904	196,487
Units issued	12,705	27,620	323,652		35,795	147,884	406,070
Units redeemed	(14,466)	(68,451)	(24,311)		(23,119)	(177,840)	(116,653)
Units, end of period	97,771	99,532	451,725		152,384	455,948	485,904

See accompanying notes.

46 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Small Cap Index Trust Series I		Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$53,199	$60,811	$91,903	$111,046	$48,726	$58,896
Expenses:
Mortality and expense risk and
administrative charges	(21,724)	(25,027)	-	-	(75,516)	(86,108)
Net investment income (loss)	31,475	35,784	91,903	111,046	(26,790)	(27,212)
Realized gains (losses) on investments:

Capital gain distributions received	556,190	378,619	824,218	659,260	1,033,728	2,783,208
Net realized gain (loss)	(151,717)	23,472	(306,374)	(114,755)	(313,900)	30,713
Realized gains (losses)
	404,473	402,091	517,844	544,505	719,828	2,813,921
Unrealized appreciation (depreciation) during
	697,061	(1,168,595)	1,423,967	(2,307,636)	2,018,523	(4,681,250)
the period

Net increase (decrease) in net assets from operations	1,133,009	(730,720)	2,033,714	(1,652,085)	2,711,561	(1,894,541)
Changes from principal transactions:
Purchase payments	8,749	24,494	287,879	176,340	338,840	360,987
Transfers between sub-accounts and the	(2,255,718)	88,187	(113,982)	4,543,854	(241,826)	(133,096)
company

Transfers on general account policy loans	188	110	(5,668)	(9,286)	(23,900)	4,806
Withdrawals	(14,001)	1,889	(1,644,171)	(813,316)	(588,050)	(738,692)
Annual contract fee	(75,551)	(97,156)	(156,950)	(180,857)	(809,657)	(859,067)
Net increase (decrease) in net assets from principal
	(2,336,333)	17,524	(1,632,892)	3,716,735	(1,324,593)	(1,365,062)
transactions

Total increase (decrease) in net assets	(1,203,324)	(713,196)	400,822	2,064,650	1,386,968	(3,259,603)
Net assets at beginning of period	5,473,398	6,186,594	8,878,011	6,813,361	11,455,762	14,715,365
Net assets at end of period	$4,270,074	$5,473,398	$9,278,833	$8,878,011	$12,842,730	$11,455,762

	2019	2018	2019	2018	2019	2018

Units, beginning of period	155,055	154,601	291,837	198,652	294,387	323,762
Units issued	6,319	14,562	39,694	188,172	2,093	5,738
Units redeemed	(63,872)	(14,108)	(87,651)	(94,987)	(31,873)	(35,113)
Units, end of period	97,502	155,055	243,880	291,837	264,607	294,387

See accompanying notes.

47 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
	Small Cap Opportunities Trust Series NAV			Small Cap Stock Trust Series I			Small Cap Stock Trust Series NAV

	2019	2018		2019	2018		2019	2018
Income:

Dividend distributions received	$1,536	$1,888	$	- $	-	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	-	-		(7,015)	(7,317)		-	-
Net investment income (loss)	1,536	1,888		(7,015)	(7,317)		-	-
Realized gains (losses) on investments:

Capital gain distributions received	28,449	80,203		400,383	91,715		620,615	96,902
Net realized gain (loss)	(42,121)	(13,226)		55,251	41,757		39,566	1,464,455
Realized gains (losses)
	(13,672)	66,977		455,634	133,472		660,181	1,561,357
Unrealized appreciation (depreciation) during
	93,163	(126,218)		(41,718)	(210,621)		3,782	(1,047,288)
the period

Net increase (decrease) in net assets from operations	81,027	(57,353)		406,901	(84,466)		663,963	514,069
Changes from principal transactions:
Purchase payments	43,808	35,173		4,302	5,910		179,955	145,571
Transfers between sub-accounts and the	42,515	44,814		(76,369)	29,138		(19,198)	(3,618,949)
company

Transfers on general account policy loans	(33)	(933)		82	(8)		(526)	(7,099)
Withdrawals	(120,084)	(14,100)		(37,846)	(81,038)		(7,598)	(439,681)
Annual contract fee	(13,077)	(15,523)		(69,314)	(65,960)		(62,525)	(95,288)
Net increase (decrease) in net assets from principal
	(46,871)	49,431		(179,145)	(111,958)		90,108	(4,015,446)
transactions

Total increase (decrease) in net assets	34,156	(7,922)		227,756	(196,424)		754,071	(3,501,377)
Net assets at beginning of period	330,876	338,798		1,176,018	1,372,442		1,742,293	5,243,670
Net assets at end of period	$365,032	$330,876		$1,403,774	$1,176,018		$2,496,364	$1,742,293

	2019	2018		2019	2018		2019	2018

Units, beginning of period	15,670	13,830		40,024	44,078		47,456	135,350
Units issued	6,133	6,211		8,341	9,675		6,825	55,334
Units redeemed	(8,039)	(4,371)		(13,553)	(13,729)		(5,045)	(143,228)
Units, end of period	13,764	15,670		34,812	40,024		49,236	47,456

See accompanying notes.

48 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Small Cap Value Trust Series I		Small Cap Value Trust Series NAV		Small Company Value Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$4,668	$5,305	$47,934	$57,650	$18,269	$9,363
Expenses:
Mortality and expense risk and
administrative charges	(3,209)	(3,413)	-	-	(7,289)	(8,582)
Net investment income (loss)	1,459	1,892	47,934	57,650	10,980	781
Realized gains (losses) on investments:

Capital gain distributions received	56,745	96,359	512,665	948,496	1,024,476	220,761
Net realized gain (loss)	(58,802)	(21,861)	(254,659)	(428,381)	(136,715)	22,979
Realized gains (losses)
	(2,057)	74,498	258,006	520,115	887,761	243,740
Unrealized appreciation (depreciation) during
	165,710	(170,927)	1,400,431	(1,541,331)	(415,044)	(572,889)
the period

Net increase (decrease) in net assets from operations	165,112	(94,537)	1,706,371	(963,566)	483,697	(328,368)
Changes from principal transactions:
Purchase payments	1,725	1,646	241,308	239,103	16,972	24,115
Transfers between sub-accounts and the	89,806	(31,997)	575,640	(1,064,374)	(320,773)	(77,189)
company

Transfers on general account policy loans	-	-	4,731	(12,716)	(838)	(3,946)
Withdrawals	(39,432)	(20,950)	(178,478)	(53,354)	(37,914)	(118,028)
Annual contract fee	(26,840)	(26,794)	(105,361)	(135,517)	(76,156)	(90,031)
Net increase (decrease) in net assets from principal
	25,259	(78,095)	537,840	(1,026,858)	(418,709)	(265,079)
transactions

Total increase (decrease) in net assets	190,371	(172,632)	2,244,211	(1,990,424)	64,988	(593,447)
Net assets at beginning of period	635,814	808,446	6,365,599	8,356,023	2,145,775	2,739,222
Net assets at end of period	$826,185	$635,814	$8,609,810	$6,365,599	$2,210,763	$2,145,775

	2019	2018	2019	2018	2019	2018

Units, beginning of period	24,550	27,201	83,621	96,106	55,895	61,798
Units issued	7,452	2,321	19,624	20,089	857	7,416
Units redeemed	(6,845)	(4,972)	(13,921)	(32,574)	(10,781)	(13,319)
Units, end of period	25,157	24,550	89,324	83,621	45,971	55,895

See accompanying notes.

49 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
					Strategic Income Opportunities Trust Series
	Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I		NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$12,670	$5,345	$49,976	$91,874	$142,618	$203,671
Expenses:
Mortality and expense risk and
administrative charges	-	-	(6,639)	(7,883)	-	-
Net investment income (loss)	12,670	5,345	43,337	83,991	142,618	203,671
Realized gains (losses) on investments:

Capital gain distributions received	669,468	111,085	-	-	-	-
Net realized gain (loss)	(91,185)	(49,687)	(11,386)	(2,199)	(8,735)	(10,539)
Realized gains (losses)
	578,283	61,398	(11,386)	(2,199)	(8,735)	(10,539)
Unrealized appreciation (depreciation) during
	(303,856)	(228,849)	184,659	(217,160)	398,887	(461,874)
the period

Net increase (decrease) in net assets from operations	287,097	(162,106)	216,610	(135,368)	532,770	(268,742)
Changes from principal transactions:
Purchase payments	114,792	55,321	23,434	28,388	339,447	283,182
Transfers between sub-accounts and the	65,276	180,761	(626,414)	69,090	(490,611)	193,350
company

Transfers on general account policy loans	(5,309)	(9,971)	472	6	(3,668)	(1,728)
Withdrawals	(17,169)	(100,925)	(102,674)	(117,893)	(41,771)	(96,812)
Annual contract fee	(28,519)	(30,094)	(80,979)	(89,543)	(104,930)	(119,096)
Net increase (decrease) in net assets from principal
	129,071	95,092	(786,161)	(109,952)	(301,533)	258,896
transactions

Total increase (decrease) in net assets	416,168	(67,014)	(569,551)	(245,320)	231,237	(9,846)
Net assets at beginning of period	1,061,586	1,128,600	2,315,714	2,561,034	4,978,390	4,988,236
Net assets at end of period	$1,477,754	$1,061,586	$1,746,163	$2,315,714	$5,209,627	$4,978,390

	2019	2018	2019	2018	2019	2018

Units, beginning of period	38,304	35,455	87,920	92,337	243,138	231,440
Units issued	7,501	13,254	6,991	18,400	19,109	45,709
Units redeemed	(3,368)	(10,405)	(34,823)	(22,817)	(33,021)	(34,011)
Units, end of period	42,437	38,304	60,088	87,920	229,226	243,138

See accompanying notes.

50 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$562,161	$624,416	$81,672	$84,592	$105,658	$79,888
Expenses:
Mortality and expense risk and
administrative charges	-	-	(19,241)	(24,709)	-	-
Net investment income (loss)	562,161	624,416	62,431	59,883	105,658	79,888
Realized gains (losses) on investments:

Capital gain distributions received	-	-	446,462	245,343	433,295	208,050
Net realized gain (loss)	232,220	(879,545)	471,752	503,370	17,273	452,975
Realized gains (losses)
	232,220	(879,545)	918,214	748,713	450,568	661,025
Unrealized appreciation (depreciation) during
	973,521	197,635	449,133	(1,108,702)	1,094,319	(1,044,932)
the period

Net increase (decrease) in net assets from operations	1,767,902	(57,494)	1,429,778	(300,106)	1,650,545	(304,019)
Changes from principal transactions:
Purchase payments	115,865	127,360	23,700	24,217	681,410	550,782
Transfers between sub-accounts and the	3,419,907	(1,696,312)	(3,367,018)	(1,376,449)	(147,153)	(24,669)
company

Transfers on general account policy loans	6,032	7,044	234	4,751	-	(297)
Withdrawals	(2,229,716)	(1,224,876)	(38,480)	(1,429)	(835,536)	(47,412)
Annual contract fee	(257,807)	(308,984)	(89,637)	(111,355)	(116,170)	(126,298)
Net increase (decrease) in net assets from principal
	1,054,281	(3,095,768)	(3,471,201)	(1,460,265)	(417,449)	352,106
transactions

Total increase (decrease) in net assets	2,822,183	(3,153,262)	(2,041,423)	(1,760,371)	1,233,096	48,087
Net assets at beginning of period	19,993,099	23,146,361	6,265,365	8,025,736	5,908,847	5,860,760
Net assets at end of period	$22,815,282	$19,993,099	$4,223,942	$6,265,365	$7,141,943	$5,908,847

	2019	2018	2019	2018	2019	2018

Units, beginning of period	798,955	922,711	219,468	263,987	58,253	54,510
Units issued	377,716	869,854	23,860	14,484	10,459	157,939
Units redeemed	(334,802)	(993,610)	(129,416)	(59,003)	(14,425)	(154,196)
Units, end of period	841,869	798,955	113,912	219,468	54,287	58,253

See accompanying notes.

51 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV

	2019	2018	2019	2018
Income:

Dividend distributions received	$43	$48	$16,746	$12,184
Expenses:
Mortality and expense risk and
administrative charges	(15)	(18)	-	-
Net investment income (loss)	28	30	16,746	12,184
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-
Net realized gain (loss)	(19)	(24)	(601)	(5,129)
Realized gains (losses)
	(19)	(24)	(601)	(5,129)
Unrealized appreciation (depreciation) during
	54	15	9,463	3,177
the period

Net increase (decrease) in net assets from operations	63	21	25,608	10,232
Changes from principal transactions:
Purchase payments	-	-	7,111	3,012
Transfers between sub-accounts and the	-	-	215,748	119,348
company

Transfers on general account policy loans	-	-	829	863
Withdrawals	-	-	(11,431)	38
Annual contract fee	(465)	(479)	(27,568)	(25,719)
Net increase (decrease) in net assets from principal
	(465)	(479)	184,689	97,542
transactions

Total increase (decrease) in net assets	(402)	(458)	210,297	107,774
Net assets at beginning of period	2,708	3,166	697,628	589,854
Net assets at end of period	$2,306	$2,708	$907,925	$697,628

	2019	2018	2019	2018

Units, beginning of period	274	324	67,356	57,823
Units issued	-	-	21,529	32,193
Units redeemed	(47)	(50)	(3,842)	(22,660)
Units, end of period	227	274	85,043	67,356

See accompanying notes.

52 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (the "Account") is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services – Investment Companies. The Account consists of 89 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the "Trust"), and 3 active sub- accounts that are invested in portfolios of other Non-affiliated Trusts (the "Non-affiliated Trusts"). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub- accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b- 1 fees and other expenses assessed against the Portfolio's assets.

Funds transferred in 2019 are as follows:

Transferred from	Transferred to	Effective Date
International Growth Stock Trust Series I	International Equity Index Series I	11/01/2019
International Growth Stock Trust Series NAV	International Equity Index Series NAV	11/01/2019
Utilities Trust Series I	Equity Income Trust Series I	11/01/2019
Utilities Trust Series NAV	Equity Income Trust Series NAV	11/01/2019

53 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset- based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2019.

54 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company's consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2019, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners' Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

55 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

5. Fair Value Measurements

ASC 820 "Fair Value Measurements and Disclosures" provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2019. The following table presents the Account's assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2019:

	Level 1	Level 2	Level 3		Total
Mutual Funds
Affiliated	$804,354,264		-	-	804,354,264
NonAffiliated	$5,916,520		-	-	5,916,520

Total	$810,270,784		-	-	810,270,784

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values ("NAV"), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment's valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2019.

56 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2019 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$16,353,133	$20,205,651
Active Bond Trust Series I	151,537	219,456
Active Bond Trust Series NAV	520,920	808,496
American Asset Allocation Trust Series I	1,974,438	2,614,720
American Global Growth Trust Series I	1,355,339	201,788
American Growth Trust Series I	5,031,252	3,515,319
American Growth-Income Trust Series I	1,990,103	1,113,089
American International Trust Series I	2,256,606	1,273,337
Blue Chip Growth Trust Series I	2,998,830	2,601,621
Blue Chip Growth Trust Series NAV	13,785,422	11,532,778
Capital Appreciation Trust Series I	4,793,504	2,185,332
Capital Appreciation Trust Series NAV	2,105,481	138,607
Capital Appreciation Value Trust Series I	509,924	517,555
Capital Appreciation Value Trust Series NAV	475,785	144,542
Core Bond Trust Series I	1,736,981	1,514,322
Core Bond Trust Series NAV	7,249,514	1,344,962
Emerging Markets Value Trust Series I	137,879	1,109,441
Emerging Markets Value Trust Series NAV	682,645	417,489
Equity Income Trust Series I	2,467,753	2,090,379
Equity Income Trust Series NAV	10,047,598	8,899,738
Financial Industries Trust Series I	322,051	288,014
Financial Industries Trust Series NAV	62,979	186,803
Fundamental All Cap Core Trust Series I	20,138	74,387
Fundamental All Cap Core Trust Series NAV	519,573	783,619
Fundamental Large Cap Value Trust Series I	404,078	562,648
Fundamental Large Cap Value Trust Series NAV	1,334,515	827,924
Global Bond Trust Series I	1,010,286	520,371
Global Bond Trust Series NAV	2,985,474	2,285,915
Global Trust Series I	327,044	448,924
Global Trust Series NAV	638,111	153,154
Health Sciences Trust Series I	673,949	1,161,795
Health Sciences Trust Series NAV	1,289,971	972,050
High Yield Trust Series I	403,111	527,095
High Yield Trust Series NAV	616,558	98,017
International Equity Index Series I	972,402	2,005,506
International Equity Index Series NAV	13,243,357	3,166,991
International Growth Stock Trust Series I (c)	121,905	1,012,949
International Growth Stock Trust Series NAV (d)	7,213,590	12,495,345
International Small Company Trust Series I	118,645	93,585
International Small Company Trust Series NAV	354,110	197,153
International Value Trust Series I	469,413	904,368
International Value Trust Series NAV	1,021,284	1,486,544
Investment Quality Bond Trust Series I	246,667	901,554
Investment Quality Bond Trust Series NAV	211,129	291,915
Lifestyle Balanced Portfolio Series NAV	4,340	793
Lifestyle Growth Portfolio Series I	895,722	24,741
Lifestyle Growth Portfolio Series NAV	647,798	137,376
Lifestyle Moderate Portfolio Series NAV	73,738	1,300
M Capital Appreciation	126,786	81,977

57 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments (continued):
Sub-Account	Purchases	Sales
M Large Cap Growth	$1	$0
Managed Volatility Aggressive Portfolio Series I	227,731	221,525
Managed Volatility Aggressive Portfolio Series NAV	1,440,535	462,296
Managed Volatility Balanced Portfolio Series I	512,173	427,618
Managed Volatility Balanced Portfolio Series NAV	2,023,597	2,374,181
Managed Volatility Conservative Portfolio Series I	135,437	393,370
Managed Volatility Conservative Portfolio Series NAV	2,245,400	749,437
Managed Volatility Growth Portfolio Series I	462,790	559,739
Managed Volatility Growth Portfolio Series NAV	3,526,785	2,194,313
Managed Volatility Moderate Portfolio Series I	553,987	827,477
Managed Volatility Moderate Portfolio Series NAV	701,888	395,536
Mid Cap Index Trust Series I	2,407,241	1,442,137
Mid Cap Index Trust Series NAV	3,208,105	3,052,986
Mid Cap Stock Trust Series I	1,234,360	960,809
Mid Cap Stock Trust Series NAV	4,838,615	3,082,468
Mid Value Trust Series I	2,306,372	966,530
Mid Value Trust Series NAV	2,947,781	1,996,157
Money Market Trust Series I	17,085,920	9,671,722
Money-Market Trust Series NAV	33,812,912	36,165,680
PIMCO All Asset	510,952	326,574
Real Estate Securities Trust Series I	898,831	1,088,622
Real Estate Securities Trust Series NAV	3,525,630	3,702,088
Science & Technology Trust Series I	2,606,828	1,235,542
Science & Technology Trust Series NAV	4,180,530	3,362,379
Select Bond Trust Series I	540,203	3,804,898
Select Bond Trust Series NAV	193,400	179,271
Short Term Government Income Trust Series I	3,595,415	267,492
Short Term Government Income Trust Series NAV	1,729,281	1,955,389
Small Cap Index Trust Series I	859,029	2,607,698
Small Cap Index Trust Series NAV	2,255,592	2,972,361
Small Cap Opportunities Trust Series I	1,170,567	1,488,223
Small Cap Opportunities Trust Series NAV	177,392	194,278
Small Cap Stock Trust Series I	694,735	480,512
Small Cap Stock Trust Series NAV	933,693	222,970
Small Cap Value Trust Series I	285,915	202,453
Small Cap Value Trust Series NAV	2,299,605	1,201,167
Small Company Value Trust Series I	1,078,761	462,011
Small Company Value Trust Series NAV	921,888	110,682
Strategic Income Opportunities Trust Series I	240,427	983,250
Strategic Income Opportunities Trust Series NAV	558,510	717,425
Total Bond Market Series Trust NAV	10,427,825	8,811,384
Total Stock Market Index Trust Series I	1,313,382	4,275,691
Total Stock Market Index Trust Series NAV	1,771,192	1,649,688
Ultra Short Term Bond Trust Series I	43	481
Ultra Short Term Bond Trust Series NAV	241,869	40,433
Utilities Trust Series I (a)	729,660	1,881,282
Utilities Trust Series NAV (b)	219,210	2,570,073

Ref6notes

58 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments (continued):

Ref6notes

(a)Terminated as an investment option and funds transferred to Equity Income Trust Series I on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(b)Terminated as an investment option and funds transferred to Equity Income Trust Series NAV on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(c)Terminated as an investment option and funds transferred to International Equity Index Series I on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(d)Terminated as an investment option and funds transferred to International Equity Index Series NAV on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

59 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
500 Index Fund Series NAV(*)	2019	1,647	$ 73.32 to $ 41.36		$ 94,354 .	0.70 % to 0.00%	1.75%	31.16 % to 30.24%
.	2018	1,733	55.90 to	31.75	77,745 .	0.70 to 0.00	1.37	-4.64 to -5.32
.	2017	1,888	58.62 to	33.53	89,400 .	0.70 to 0.00	1.69	21.54 to 20.70
.	2016	2,089	48.23 to	27.78	82,800 .	0.70 to 0.00	1.84	11.64 to 10.86
.	2015	1,981	43.20 to	25.06	71,734 .	0.70 to 0.00	1.79	1.15 to 0.44
.	.	.	.		. ..		.	.
Active Bond Trust Series I(*)	2019	27	25.19 to	23.59	648 .	0.65 to 0.20	2.62	9.04 to 8.55
.	2018	30	23.10 to	21.73	675 .	0.65 to 0.20	3.13	-0.80 to -1.25
.	2017	34	23.29 to	22.00	763 .	0.65 to 0.20	4.13	4.63 to 4.16
.	2016	28	22.26 to	21.12	586 .	0.65 to 0.20	3.60	4.14 to 3.66
.	2015	30	21.37 to	20.38	623 .	0.65 to 0.20	4.95	-0.03 to -0.49
.	.	.	.		. ..		.	.
Active Bond Trust Series NAV(*)	2019	14	84.77 to	84.77	1,157 .	0.00 to 0.00	2.64	9.29 to 9.29
.	2018	17	77.56 to	77.56	1,357 .	0.00 to 0.00	3.48	-0.55 to -0.55
.	2017	14	77.99 to	77.99	1,068 .	0.00 to 0.00	4.02	4.89 to 4.89
.	2016	7	74.36 to	74.36	518 .	0.00 to 0.00	4.10	4.50 to 4.50
.	2015	5	71.15 to	71.15	340 .	0.00 to 0.00	5.26	0.12 to 0.12
.	.	.	.		. ..		.	.
American Asset Allocation Trust Series I(*)	2019	509	22.29 to	20.54	10,754 .	0.70 to 0.00	1.22	20.78 to 19.94
.	2018	604	18.46 to	17.12	10,661 .	0.70 to 0.00	1.64	-4.91 to -5.57
.	2017	630	19.41 to	18.13	11,728 .	0.70 to 0.00	1.26	15.79 to 14.99
.	2016	563	16.76 to	15.77	9,005 .	0.70 to 0.00	1.27	8.99 to 8.23
.	2015	598	15.38 to	14.57	8,795 .	0.70 to 0.00	2.04	1.06 to 0.35
.	.	.	.		. ..		.	.
American Global Growth Trust Series I(*)	2019	86	25.09 to	23.64	2,136 .	0.65 to 0.00	0.74	34.71 to 33.84
.	2018	39	18.63 to	17.67	728 .	0.65 to 0.00	0.68	-9.37 to -9.96
.	2017	32	20.55 to	19.62	660 .	0.65 to 0.00	0.24	30.92 to 30.06
.	2016	30	15.70 to	15.09	469 .	0.65 to 0.00	1.02	0.29 to -0.36
.	2015	27	15.66 to	15.14	427 .	0.65 to 0.00	1.58	6.64 to 5.94
.	.	.	.		. ..		.	.
American Growth Trust Series I(*)	2019	354	55.03 to	40.69	14,830 .	0.65 to 0.00	0.79	30.30 to 29.46
.	2018	381	42.51 to	31.23	12,294 .	0.65 to 0.00	0.33	-0.66 to -1.30
.	2017	472	43.07 to	31.43	15,257 .	0.65 to 0.00	0.38	27.86 to 27.04
.	2016	537	33.90 to	24.58	13,960 .	0.65 to 0.00	0.41	9.08 to 8.37
.	2015	488	31.29 to	22.54	11,721 .	0.65 to 0.00	0.23	6.44 to 5.75
.	.	.	.		. ..		.	.
American Growth-Income Trust Series I(*)	2019	269	44.77 to	33.66	11,172 .	0.70 to 0.00	1.56	25.70 to 24.82
.	2018	280	35.87 to	26.78	9,361 .	0.70 to 0.00	1.10	-2.18 to -2.87
.	2017	414	36.92 to	27.38	13,401 .	0.70 to 0.00	1.06	22.03 to 21.18
.	2016	486	30.47 to	22.44	13,415 .	0.70 to 0.00	1.72	11.10 to 10.33
.	2015	469	27.62 to	20.19	11,818 .	0.70 to 0.00	1.32	1.11 to 0.41
.	.	.	.		. ..		.	.
American International Trust Series I(*)	2019	284	39.57 to	25.02	7,881 .	0.65 to 0.00	0.99	22.40 to 21.61
.	2018	268	32.54 to	20.44	6,118 .	0.65 to 0.00	2.46	-13.46 to -14.02
.	2017	306	37.84 to	23.62	7,988 .	0.65 to 0.00	0.53	31.65 to 30.80
.	2016	776	28.93 to	17.94	14,938 .	0.65 to 0.00	0.97	3.12 to 2.45
.	2015	849	28.24 to	17.40	15,951 .	0.65 to 0.00	1.13	-4.82 to -5.44
.	.	.	.		. ..		.	.
Blue Chip Growth Trust Series I(*)	2019	124	95.13 to	86.50	11,092 .	0.70 to 0.20	0.00	29.53 to 28.89
.	2018	137	73.44 to	67.11	9,434 .	0.70 to 0.20	0.02	1.77 to 1.26
.	2017	142	72.16 to	66.28	9,564 .	0.70 to 0.20	0.07	36.01 to 35.33
.	2016	153	53.06 to	48.98	7,724 .	0.70 to 0.20	0.01	0.61 to 0.11
.	2015	174	52.74 to	48.92	8,641 .	0.70 to 0.20	0.00	10.84 to 10.29
.	.	.	.		. ..		.	.
Blue Chip Growth Trust Series NAV(*)	2019	285	247.50 to	247.50	70,621 .	0.00 to 0.00	0.01	29.83 to 29.83
.	2018	318	190.64 to	190.64	60,594 .	0.00 to 0.00	0.04	2.03 to 2.03
.	2017	366	186.84 to	186.84	68,329 .	0.00 to 0.00	0.11	36.34 to 36.34
.	2016	394	137.04 to	137.04	54,032 .	0.00 to 0.00	0.06	0.85 to 0.85
.	2015	345	135.88 to	135.88	46,931 .	0.00 to 0.00	0.00	11.13 to 11.13
.	.	.	.		. ..		.	.
Capital Appreciation Trust Series I(*)	2019	162	47.35 to	43.14	7,432 .	0.70 to 0.20	0.04	32.63 to 31.97
.	2018	213	35.70 to	32.69	7,388 .	0.70 to 0.20	0.26	-1.00 to -1.50
.	2017	244	36.06 to	33.18	8,566 .	0.70 to 0.20	0.06	36.26 to 35.58
.	2016	274	26.47 to	24.48	7,058 .	0.70 to 0.20	0.00	-1.27 to -1.77
.	2015	327	26.81 to	24.92	8,542 .	0.70 to 0.20	0.00	11.23 to 10.68
.	.	.	.		. ..		.	.
Capital Appreciation Trust Series NAV(*)	2019	63	48.34 to	48.34	3,025 .	0.00 to 0.00	0.04	32.88 to 32.88
.	2018	58	36.38 to	36.38	2,100 .	0.00 to 0.00	0.38	-0.72 to -0.72
.	2017	53	36.64 to	36.64	1,946 .	0.00 to 0.00	0.11	36.51 to 36.51
.	2016	62	26.84 to	26.84	1,667 .	0.00 to 0.00	0.01	-1.00 to -1.00
.	2015	65	27.11 to	27.11	1,756 .	0.00 to 0.00	0.03	11.47 to 11.47
.	.	.	.		. ..		.	.
Capital Appreciation Value Trust Series I(*)	2019	46	27.94 to	26.51	1,233 .	0.65 to 0.20	1.29	24.06 to 23.50
.	2018	48	22.52 to	21.47	1,051 .	0.65 to 0.20	2.08	0.19 to -0.26
.	2017	52	22.48 to	21.52	1,154 .	0.65 to 0.20	1.85	14.91 to 14.40
.	2016	18	19.31 to	18.81	330 .	0.65 to 0.35	1.32	7.74 to 7.42
.	2015	18	17.92 to	17.52	321 .	0.65 to 0.35	0.39	4.92 to 4.60
.	.	.	.		. ..		.	.

60 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Capital Appreciation Value Trust Series NAV(*)	2019	109	$ 28.74 to $ 28.74		$ 3,131 .	0.00 % to 0.00%	1.50%	24.44 % to 24.44%
.	2018	105	23.09 to	23.09	2,416 .	0.00 to 0.00	2.24	0.45 to 0.45
.	2017	102	22.99 to	22.99	2,356 .	0.00 to 0.00	1.53	15.13 to 15.13
.	2016	95	19.97 to	19.97	1,900 .	0.00 to 0.00	2.04	8.19 to 8.19
.	2015	14	18.46 to	18.46	263 .	0.00 to 0.00	1.40	5.27 to 5.27
.	.	.	.		. ..	.		.
Core Bond Trust Series I(*)	2019	385	22.56 to	21.13	8,520 .	0.65 to 0.20	2.45	8.10 to 7.62
.	2018	382	20.87 to	19.63	7,855 .	0.65 to 0.20	2.54	-0.79 to -1.23
.	2017	369	21.03 to	19.88	7,646 .	0.65 to 0.20	2.00	3.20 to 2.73
.	2016	484	20.38 to	19.35	9,744 .	0.65 to 0.20	1.95	2.54 to 2.08
.	2015	557	19.87 to	18.96	10,922 .	0.65 to 0.20	2.59	0.12 to -0.33
.	.	.	.		. ..	.		.
Core Bond Trust Series NAV(*)	2019	1,855	18.69 to	18.69	34,670 .	0.00 to 0.00	2.68	8.33 to 8.33
.	2018	1,576	17.25 to	17.25	27,182 .	0.00 to 0.00	2.68	-0.54 to -0.54
.	2017	1,480	17.35 to	17.35	25,673 .	0.00 to 0.00	2.30	3.47 to 3.47
.	2016	1,270	16.76 to	16.76	21,287 .	0.00 to 0.00	2.15	2.73 to 2.73
.	2015	1,411	16.32 to	16.32	23,019 .	0.00 to 0.00	2.19	0.36 to 0.36
.	.	.	.		. ..	.		.
Emerging Markets Value Trust Series I(*)	2019	63	16.70 to	15.78	1,051 .	0.65 to 0.20	3.07	10.71 to 10.21
.	2018	127	15.09 to	14.31	1,904 .	0.65 to 0.20	2.71	-13.77 to -14.16
.	2017	114	17.50 to	16.68	1,987 .	0.65 to 0.20	4.52	32.44 to 31.84
.	2016	6	13.02 to	12.65	72 .	0.65 to 0.35	2.13	17.60 to 17.24
.	2015	6	11.07 to	10.79	68 .	0.65 to 0.35	1.99	-19.36 to -19.60
.	.	.	.		. ..	.		.
Emerging Markets Value Trust Series NAV(*)	2019	312	13.78 to	13.78	4,302 .	0.00 to 0.00	3.32	10.90 to 10.90
.	2018	302	12.43 to	12.43	3,759 .	0.00 to 0.00	2.72	-13.48 to -13.48
.	2017	285	14.36 to	14.36	4,086 .	0.00 to 0.00	2.38	32.67 to 32.67
.	2016	126	10.83 to	10.83	1,368 .	0.00 to 0.00	2.42	18.09 to 18.09
.	2015	91	9.17 to	9.17	833 .	0.00 to 0.00	2.21	-19.05 to -19.05
.	.	.	.		. ..	.		.
Equity Income Trust Series I(*)	2019	133	63.17 to	57.45	8,012 .	0.70 to 0.20	2.15	26.09 to 25.46
.	2018	141	50.10 to	45.79	6,780 .	0.70 to 0.20	1.85	-9.76 to -10.21
.	2017	162	55.52 to	51.00	8,632 .	0.70 to 0.20	2.21	16.06 to 15.48
.	2016	190	47.84 to	44.16	8,763 .	0.70 to 0.20	2.14	18.88 to 18.29
.	2015	240	40.24 to	37.33	9,307 .	0.70 to 0.20	1.68	-6.93 to -7.40
.	.	.	.		. ..	.		.
Equity Income Trust Series NAV(*)	2019	656	67.86 to	67.86	44,488 .	0.00 to 0.00	2.11	26.47 to 26.47
.	2018	715	53.66 to	53.66	38,346 .	0.00 to 0.00	2.00	-9.52 to -9.52
.	2017	785	59.30 to	59.30	46,533 .	0.00 to 0.00	2.47	16.28 to 16.28
.	2016	730	51.00 to	51.00	37,229 .	0.00 to 0.00	2.26	19.18 to 19.18
.	2015	824	42.79 to	42.79	35,253 .	0.00 to 0.00	1.98	-6.66 to -6.66
.	.	.	.		. ..	.		.
Financial Industries Trust Series I(*)	2019	24	34.38 to	31.62	761 .	0.65 to 0.20	4.27	31.52 to 30.93
.	2018	25	26.14 to	24.15	612 .	0.65 to 0.20	1.20	-14.66 to -15.05
.	2017	28	30.63 to	28.43	821 .	0.65 to 0.20	1.03	15.05 to 14.54
.	2016	35	26.63 to	24.82	888 .	0.65 to 0.20	1.31	19.13 to 18.60
.	2015	32	22.35 to	20.93	682 .	0.65 to 0.20	0.60	-2.84 to -3.27
.	.	.	.		. ..	.		.
Financial Industries Trust Series NAV(*)	2019	7	43.07 to	43.07	286 .	0.00 to 0.00	3.65	31.71 to 31.71
.	2018	11	32.70 to	32.70	347 .	0.00 to 0.00	1.16	-14.38 to -14.38
.	2017	10	38.19 to	38.19	379 .	0.00 to 0.00	1.32	15.29 to 15.29
.	2016	9	33.13 to	33.13	300 .	0.00 to 0.00	1.30	19.47 to 19.47
.	2015	14	27.73 to	27.73	379 .	0.00 to 0.00	1.02	-2.58 to -2.58
.	.	.	.		. ..	.		.
Fundamental All Cap Core Trust Series I(*)	2019	3	60.14 to	55.80	175 .	0.65 to 0.20	0.45	36.17 to 35.56
.	2018	4	44.17 to	41.16	193 .	0.65 to 0.20	0.36	-13.33 to -13.73
.	2017	8	50.96 to	47.71	418 .	0.65 to 0.20	0.74	27.44 to 26.87
.	2016	8	39.99 to	37.61	327 .	0.65 to 0.20	0.52	8.12 to 7.64
.	2015	12	36.99 to	34.94	438 .	0.65 to 0.20	0.00	3.81 to 3.34
.	.	.	.		. ..	.		.
Fundamental All Cap Core Trust Series NAV(*)	2019	72	37.03 to	37.03	2,680 .	0.00 to 0.00	0.50	36.58 to 36.58
.	2018	87	27.11 to	27.11	2,370 .	0.00 to 0.00	0.48	-13.16 to -13.16
.	2017	88	31.22 to	31.22	2,761 .	0.00 to 0.00	0.92	27.77 to 27.77
.	2016	59	24.44 to	24.44	1,446 .	0.00 to 0.00	0.70	8.40 to 8.40
.	2015	58	22.55 to	22.55	1,309 .	0.00 to 0.00	0.00	4.09 to 4.09
.	.	.	.		. ..	.		.
Fundamental Large Cap Value Trust Series I(*)	2019	93	39.63 to	36.65	3,548 .	0.70 to 0.20	1.18	35.58 to 34.91
.	2018	101	29.23 to	27.17	2,842 .	0.70 to 0.20	1.11	-17.20 to -17.61
.	2017	108	35.30 to	32.98	3,699 .	0.70 to 0.20	1.51	17.20 to 16.62
.	2016	160	30.12 to	28.28	4,698 .	0.70 to 0.20	2.16	9.95 to 9.41
.	2015	217	27.40 to	25.85	5,781 .	0.70 to 0.20	0.97	-1.31 to -1.80
.	.	.	.		. ..	.		.
Fundamental Large Cap Value Trust Series NAV(*)	2019	315	28.87 to	28.87	9,106 .	0.00 to 0.00	1.23	35.97 to 35.97
.	2018	305	21.23 to	21.23	6,469 .	0.00 to 0.00	1.18	-17.03 to -17.03
.	2017	320	25.59 to	25.59	8,185 .	0.00 to 0.00	1.72	17.54 to 17.54
.	2016	317	21.77 to	21.77	6,911 .	0.00 to 0.00	2.58	10.21 to 10.21
.	2015	191	19.75 to	19.75	3,773 .	0.00 to 0.00	1.03	-1.06 to -1.06
.	.	.	.		. ..	.		.

61 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Global Bond Trust Series I(*)	2019	50	$ 32.56 to $ 29.62		$ 1,543 .	0.70 % to 0.20%	6.61%	6.16 % to 5.63%
.	2018	36	30.67 to	28.04	1,065 .	0.70 to 0.20	2.71	-2.10 to -2.58
.	2017	34	31.33 to	28.78	1,015 .	0.70 to 0.20	2.36	8.54 to 8.00
.	2016	36	28.86 to	26.65	1,015 .	0.70 to 0.20	0.00	2.85 to 2.33
.	2015	41	28.07 to	26.04	1,123 .	0.70 to 0.20	1.76	-3.70 to -4.17
.	.	.	.		. ..		.	.
Global Bond Trust Series NAV(*)	2019	284	34.84 to	34.84	9,911 .	0.00 to 0.00	6.38	6.37 to 6.37
.	2018	282	32.75 to	32.75	9,227 .	0.00 to 0.00	2.70	-1.74 to -1.74
.	2017	271	33.33 to	33.33	9,043 .	0.00 to 0.00	2.29	8.71 to 8.71
.	2016	213	30.66 to	30.66	6,545 .	0.00 to 0.00	0.00	3.15 to 3.15
.	2015	201	29.73 to	29.73	5,977 .	0.00 to 0.00	2.49	-3.51 to -3.51
.	.	.	.		. ..		.	.
Global Trust Series I(*)	2019	46	36.24 to	32.95	1,522 .	0.70 to 0.20	2.08	15.81 to 15.23
.	2018	52	31.30 to	28.60	1,515 .	0.70 to 0.20	1.53	-14.67 to -15.09
.	2017	76	36.67 to	33.68	2,608 .	0.70 to 0.20	1.97	18.64 to 18.05
.	2016	75	30.91 to	28.53	2,158 .	0.70 to 0.20	4.37	9.25 to 8.70
.	2015	83	28.30 to	26.25	2,224 .	0.70 to 0.20	1.81	-6.61 to -7.08
.	.	.	.		. ..		.	.
Global Trust Series NAV(*)	2019	147	20.90 to	20.90	3,069 .	0.00 to 0.00	2.34	16.06 to 16.06
.	2018	131	18.01 to	18.01	2,358 .	0.00 to 0.00	1.91	-14.42 to -14.42
.	2017	123	21.04 to	21.04	2,579 .	0.00 to 0.00	2.00	18.90 to 18.90
.	2016	115	17.70 to	17.70	2,032 .	0.00 to 0.00	4.62	9.46 to 9.46
.	2015	123	16.17 to	16.17	1,989 .	0.00 to 0.00	1.96	-6.33 to -6.33
.	.	.	.		. ..		.	.
Health Sciences Trust Series I(*)	2019	52	110.75 to	101.82	5,558 .	0.65 to 0.20	0.00	28.42 to 27.85
.	2018	61	86.24 to	79.65	5,104 .	0.65 to 0.20	0.00	0.48 to 0.03
.	2017	62	85.82 to	79.62	5,158 .	0.65 to 0.20	0.00	27.25 to 26.68
.	2016	67	67.44 to	62.85	4,375 .	0.65 to 0.20	0.06	-10.75 to -11.15
.	2015	110	75.57 to	70.74	8,069 .	0.65 to 0.20	0.00	12.47 to 11.97
.	.	.	.		. ..		.	.
Health Sciences Trust Series NAV(*)	2019	80	89.80 to	89.80	7,141 .	0.00 to 0.00	0.00	28.67 to 28.67
.	2018	82	69.79 to	69.79	5,691 .	0.00 to 0.00	0.00	0.76 to 0.76
.	2017	95	69.27 to	69.27	6,555 .	0.00 to 0.00	0.00	27.61 to 27.61
.	2016	93	54.28 to	54.28	5,051 .	0.00 to 0.00	0.11	-10.54 to -10.54
.	2015	81	60.67 to	60.67	4,921 .	0.00 to 0.00	0.00	12.76 to 12.76
.	.	.	.		. ..		.	.
High Yield Trust Series I(*)	2019	71	38.67 to	35.18	2,626 .	0.70 to 0.20	5.48	15.43 to 14.85
.	2018	78	33.50 to	30.63	2,523 .	0.70 to 0.20	5.76	-3.21 to -3.69
.	2017	89	34.61 to	31.81	2,979 .	0.70 to 0.20	5.79	7.28 to 6.75
.	2016	114	32.27 to	29.80	3,561 .	0.70 to 0.20	7.03	16.03 to 15.45
.	2015	102	27.81 to	25.81	2,758 .	0.70 to 0.20	7.30	-8.51 to -8.96
.	.	.	.		. ..		.	.
High Yield Trust Series NAV(*)	2019	100	27.28 to	27.28	2,729 .	0.00 to 0.00	5.91	15.99 to 15.99
.	2018	86	23.52 to	23.52	2,011 .	0.00 to 0.00	6.89	-3.02 to -3.02
.	2017	67	24.25 to	24.25	1,622 .	0.00 to 0.00	4.30	7.46 to 7.46
.	2016	124	22.57 to	22.57	2,802 .	0.00 to 0.00	6.85	16.56 to 16.56
.	2015	117	19.36 to	19.36	2,264 .	0.00 to 0.00	6.07	-8.38 to -8.38
.	.	.	.		. ..		.	.
International Equity Index Series I(*)	2019	519	14.89 to	14.42	7,618 .	0.65 to 0.20	2.29	21.13 to 20.59
.	2018	608	12.30 to	11.96	7,383 .	0.65 to 0.20	2.26	-14.27 to -14.66
.	2017	651	14.34 to	14.02	9,241 .	0.65 to 0.20	2.46	27.05 to 26.49
.	2016	498	11.29 to	11.08	5,569 .	0.65 to 0.20	2.47	4.24 to 3.77
.	2015	420	10.83 to	10.68	4,525 .	0.65 to 0.20	2.54	-6.11 to -6.53
.	.	.	.		. ..		.	.
International Equity Index Series NAV(*)	2019	476	59.39 to	59.39	28,299 .	0.00 to 0.00	3.08	21.44 to 21.44
.	2018	311	48.91 to	48.91	15,197 .	0.00 to 0.00	2.43	-14.10 to -14.10
.	2017	304	56.94 to	56.94	17,323 .	0.00 to 0.00	2.37	27.45 to 27.45
.	2016	252	44.68 to	44.68	11,245 .	0.00 to 0.00	2.78	4.43 to 4.43
.	2015	276	42.78 to	42.78	11,819 .	0.00 to 0.00	2.45	-5.80 to -5.80
.	.	.	.		. ..		.	.
International Small Company Trust Series I(*)	2019	28	19.67 to	18.71	526 .	0.70 to 0.20	2.20	22.36 to 21.75
.	2018	28	16.08 to	15.37	435 .	0.70 to 0.20	1.47	-20.26 to -20.66
.	2017	44	20.16 to	19.37	854 .	0.70 to 0.20	1.44	29.20 to 28.56
.	2016	33	15.61 to	15.06	497 .	0.70 to 0.20	1.86	4.69 to 4.17
.	2015	40	14.91 to	14.46	587 .	0.70 to 0.20	1.51	6.32 to 5.80
.	.	.	.		. ..		.	.
International Small Company Trust Series NAV(*)	2019	78	20.19 to	20.19	1,565 .	0.00 to 0.00	2.34	22.71 to 22.71
.	2018	74	16.45 to	16.45	1,216 .	0.00 to 0.00	1.17	-20.07 to -20.07
.	2017	80	20.59 to	20.59	1,648 .	0.00 to 0.00	1.69	29.59 to 29.59
.	2016	57	15.89 to	15.89	904 .	0.00 to 0.00	1.97	4.95 to 4.95
.	2015	66	15.14 to	15.14	1,004 .	0.00 to 0.00	1.77	6.68 to 6.68
.	.	.	.		. ..		.	.
International Value Trust Series I(*)	2019	165	26.38 to	23.99	4,222 .	0.70 to 0.20	2.75	12.10 to 11.55
.	2018	188	23.54 to	21.51	4,299 .	0.70 to 0.20	2.28	-15.20 to -15.63
.	2017	231	27.75 to	25.49	6,222 .	0.70 to 0.20	1.84	16.91 to 16.32
.	2016	245	23.74 to	21.91	5,665 .	0.70 to 0.20	2.83	12.02 to 11.46
.	2015	174	21.19 to	19.66	3,623 .	0.70 to 0.20	1.92	-7.99 to -8.45
.	.	.	.		. ..		.	.

62 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
International Value Trust Series NAV(*)	2019	289	$ 17.92 to $ 17.92		$ 5,181 .	0.00 % to 0.00%	2.89%	12.40 % to 12.40%
.	2018	326	15.94 to	15.94	5,192 .	0.00 to 0.00	2.53	-14.96 to -14.96
.	2017	385	18.75 to	18.75	7,215 .	0.00 to 0.00	2.01	17.25 to 17.25
.	2016	345	15.99 to	15.99	5,518 .	0.00 to 0.00	2.38	12.20 to 12.20
.	2015	288	14.25 to	14.25	4,105 .	0.00 to 0.00	1.96	-7.72 to -7.72
.	.	.	.		. ..		.	.
Investment Quality Bond Trust Series I(*)	2019	109	37.35 to	33.97	3,904 .	0.70 to 0.20	2.36	9.15 to 8.60
.	2018	130	34.22 to	31.28	4,279 .	0.70 to 0.20	2.68	-1.02 to -1.51
.	2017	139	34.57 to	31.76	4,608 .	0.70 to 0.20	2.62	4.39 to 3.88
.	2016	147	33.12 to	30.57	4,666 .	0.70 to 0.20	2.20	4.09 to 3.56
.	2015	156	31.82 to	29.52	4,775 .	0.70 to 0.20	1.85	-1.02 to -1.51
.	.	.	.		. ..		.	.
Investment Quality Bond Trust Series NAV(*)	2019	37	18.81 to	18.81	696 .	0.00 to 0.00	2.47	9.35 to 9.35
.	2018	42	17.20 to	17.20	727 .	0.00 to 0.00	3.02	-0.67 to -0.67
.	2017	47	17.32 to	17.32	822 .	0.00 to 0.00	2.73	4.67 to 4.67
.	2016	44	16.55 to	16.55	729 .	0.00 to 0.00	2.42	4.26 to 4.26
.	2015	44	15.87 to	15.87	691 .	0.00 to 0.00	1.94	-0.68 to -0.68
.	.	.	.		. ..		.	.
Lifestyle Balanced Portfolio Series NAV(*)	2019	1	14.43 to	14.43	11 .	0.00 to 0.00	2.40	17.89 to 17.89
.	2018 (e)	1	12.24 to	12.24	7 .	0.00 to 0.00	10.50	-3.29 to -3.29
.	.	.	.		. ..		.	.
Lifestyle Growth Portfolio Series I(*)	2019	77	13.36 to	13.23	1,029 .	0.65 to 0.35	4.98	21.03 to 20.68
.	2018	10	10.96 to	10.96	108 .	0.65 to 0.65	1.45	-6.73 to -6.73
.	2017	28	11.75 to	11.75	324 .	0.65 to 0.65	2.93	15.37 to 15.37
.	2016	1	10.19 to	10.19	9 .	0.65 to 0.65	9.65	1.87 to 1.87
.	.	.	.		. ..		.	.
Lifestyle Growth Portfolio Series NAV(*)	2019	219	15.37 to	15.37	3,367 .	0.00 to 0.00	2.09	21.52 to 21.52
.	2018	198	12.64 to	12.64	2,501 .	0.00 to 0.00	2.22	-6.07 to -6.07
.	2017	197	13.46 to	13.46	2,653 .	0.00 to 0.00	8.30	16.20 to 16.20
.	2016	11	11.59 to	11.59	128 .	0.00 to 0.00	10.08	1.99 to 1.99
.	.	.	.		. ..		.	.
Lifestyle Moderate Portfolio Series NAV(*)	2019 (e)	5	13.96 to	13.96	74 .	0.00 to 0.00	4.10	15.95 to 15.95
.	.	.	.		. ..		.	.
M Capital Appreciation	2019	3	126.67 to	126.67	363 .	0.00 to 0.00	0.30	28.85 to 28.85
.	2018	3	98.31 to	98.31	266 .	0.00 to 0.00	0.30	-14.15 to -14.15
.	2017	3	114.51 to	114.51	294 .	0.00 to 0.00	0.00	19.02 to 19.02
.	2016	6	96.21 to	96.21	529 .	0.00 to 0.00	0.00	21.06 to 21.06
.	2015	4	79.47 to	79.47	329 .	0.00 to 0.00	0.00	-6.58 to -6.58
.	.	.	.		. ..		.	.
Managed Volatility Aggressive Portfolio Series I(*)	2019	36	38.16 to	35.04	1,258 .	0.65 to 0.20	1.32	20.54 to 20.00
.	2018	40	31.66 to	29.20	1,163 .	0.65 to 0.20	2.16	-8.65 to -9.06
.	2017	37	34.65 to	32.11	1,200 .	0.65 to 0.20	1.71	22.57 to 22.03
.	2016	40	28.27 to	26.31	1,056 .	0.65 to 0.20	1.55	1.75 to 1.29
.	2015	40	27.78 to	25.98	1,050 .	0.65 to 0.20	1.41	-6.04 to -6.46
.	.	.	.		. ..		.	.
Managed Volatility Aggressive Portfolio Series NAV(*)	2019	232	24.40 to	24.40	5,666 .	0.00 to 0.00	1.51	20.82 to 20.82
.	2018	215	20.19 to	20.19	4,347 .	0.00 to 0.00	2.20	-8.32 to -8.32
.	2017	208	22.03 to	22.03	4,576 .	0.00 to 0.00	1.73	22.88 to 22.88
.	2016	266	17.93 to	17.93	4,766 .	0.00 to 0.00	1.35	1.89 to 1.89
.	2015	366	17.59 to	17.59	6,434 .	0.00 to 0.00	2.05	-5.79 to -5.79
.	.	.	.		. ..		.	.
Managed Volatility Balanced Portfolio Series I(*)	2019	94	43.56 to	40.00	3,764 .	0.65 to 0.20	1.98	17.69 to 17.16
.	2018	97	37.02 to	34.14	3,321 .	0.65 to 0.20	2.24	-5.08 to -5.51
.	2017	109	39.00 to	36.13	3,941 .	0.65 to 0.20	2.02	13.90 to 13.40
.	2016	133	34.24 to	31.86	4,245 .	0.65 to 0.20	1.95	4.58 to 4.11
.	2015	147	32.74 to	30.60	4,491 .	0.65 to 0.20	2.84	-2.45 to -2.88
.	.	.	.		. ..		.	.
Managed Volatility Balanced Portfolio Series NAV(*)	2019	730	23.11 to	23.11	16,887 .	0.00 to 0.00	2.03	18.02 to 18.02
.	2018	796	19.58 to	19.58	15,600 .	0.00 to 0.00	2.37	-4.82 to -4.82
.	2017	804	20.58 to	20.58	16,546 .	0.00 to 0.00	2.18	14.15 to 14.15
.	2016	950	18.02 to	18.02	17,126 .	0.00 to 0.00	2.23	4.91 to 4.91
.	2015	880	17.18 to	17.18	15,117 .	0.00 to 0.00	2.49	-2.20 to -2.20
.	.	.	.		. ..		.	.
Managed Volatility Conservative Portfolio Series I(*)	2019	30	41.25 to	37.87	1,109 .	0.65 to 0.20	2.28	13.16 to 12.65
.	2018	37	36.45 to	33.61	1,249 .	0.65 to 0.20	2.50	-2.37 to -2.82
.	2017	42	37.34 to	34.59	1,464 .	0.65 to 0.20	2.40	7.60 to 7.12
.	2016	56	34.70 to	32.29	1,829 .	0.65 to 0.20	2.39	4.37 to 3.91
.	2015	58	33.25 to	31.08	1,842 .	0.65 to 0.20	2.54	-0.15 to -0.61
.	.	.	.		. ..		.	.
Managed Volatility Conservative Portfolio Series NAV(*)	2019	382	20.58 to	20.58	7,856 .	0.00 to 0.00	2.68	13.51 to 13.51
.	2018	314	18.13 to	18.13	5,694 .	0.00 to 0.00	2.96	-2.21 to -2.21
.	2017	259	18.54 to	18.54	4,800 .	0.00 to 0.00	2.51	7.94 to 7.94
.	2016	282	17.17 to	17.17	4,839 .	0.00 to 0.00	2.57	4.53 to 4.53
.	2015	277	16.43 to	16.43	4,546 .	0.00 to 0.00	2.71	0.18 to 0.18
.	.	.	.		. ..		.	.
Managed Volatility Growth Portfolio Series I(*)	2019	76	41.30 to	37.91	2,924 .	0.65 to 0.20	1.76	19.32 to 18.78
.	2018	86	34.61 to	31.91	2,777 .	0.65 to 0.20	2.09	-6.73 to -7.15
.	2017	91	37.11 to	34.37	3,157 .	0.65 to 0.20	1.91	18.35 to 17.82

63 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,					For the years and periods ended December 31,
		Units	Unit Fair Value			Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)			(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Managed Volatility Growth Portfolio Series I(*)	2016	100	$ 31.36 to $ 29.17			$ 2,959 .	0.65 % to 0.20%	1.61%	3.12 % to 2.67%
.	2015	127	30.41 to	28.41		3,612 .	0.65 to 0.20	2.66	-4.72 to -5.15
.	.	.	.		.	..		.	.
Managed Volatility Growth Portfolio Series NAV(*)	2019	983	23.61 to	23.61		23,202 .	0.00 to 0.00	1.84	19.68 to 19.68
.	2018	1,014	19.72 to	19.72		20,004 .	0.00 to 0.00	2.13	-6.56 to -6.56
.	2017	1,108	21.11 to	21.11		23,388 .	0.00 to 0.00	1.88	18.71 to 18.71
.	2016	1,378	17.78 to	17.78		24,499 .	0.00 to 0.00	1.95	3.38 to 3.38
.	2015	1,440	17.20 to	17.20		24,773 .	0.00 to 0.00	2.29	-4.55 to -4.55
.	.	.	.		.	..		.	.
Managed Volatility Moderate Portfolio Series I(*)	2019	50	44.15 to	40.53		2,024 .	0.65 to 0.20	2.05	16.49 to 15.96
.	2018	58	37.90 to	34.95		2,091 .	0.65 to 0.20	2.57	-4.18 to -4.61
.	2017	55	39.56 to	36.64		2,047 .	0.65 to 0.20	2.43	11.66 to 11.16
.	2016	54	35.43 to	32.96		1,825 .	0.65 to 0.20	2.25	5.08 to 4.61
.	2015	57	33.71 to	31.51		1,808 .	0.65 to 0.20	2.58	-1.11 to -1.56
.	.	.	.		.	..		.	.
Managed Volatility Moderate Portfolio Series NAV(*)	2019	323	22.67 to	22.67		7,324 .	0.00 to 0.00	2.20	16.85 to 16.85
.	2018	328	19.40 to	19.40		6,364 .	0.00 to 0.00	2.42	-3.93 to -3.93
.	2017	344	20.19 to	20.19		6,949 .	0.00 to 0.00	1.92	12.02 to 12.02
.	2016	534	18.03 to	18.03		9,624 .	0.00 to 0.00	2.22	5.25 to 5.25
.	2015	528	17.13 to	17.13		9,046 .	0.00 to 0.00	2.49	-0.86 to -0.86
.	.	.	.		.	..		.	.
Mid Cap Index Trust Series I(*)	2019	174	60.79 to	55.26		10,085 .	0.70 to 0.20	1.16	25.34 to 24.71
.	2018	171	48.50 to	44.31		7,927 .	0.70 to 0.20	1.11	-11.63 to -12.08
.	2017	186	54.88 to	50.40		9,765 .	0.70 to 0.20	0.53	15.58 to 15.00
.	2016	154	47.49 to	43.83		7,075 .	0.70 to 0.20	1.18	19.87 to 19.28
.	2015	165	39.61 to	36.74		6,321 .	0.70 to 0.20	1.13	-2.79 to -3.27
.	.	.	.		.	..		.	.
Mid Cap Index Trust Series NAV(*)	2019	348	41.68 to	41.68		14,489 .	0.00 to 0.00	1.19	25.72 to 25.72
.	2018	378	33.16 to	33.16		12,527 .	0.00 to 0.00	1.16	-11.45 to -11.45
.	2017	406	37.45 to	37.45		15,217 .	0.00 to 0.00	0.58	15.86 to 15.86
.	2016	335	32.32 to	32.32		10,816 .	0.00 to 0.00	0.87	20.17 to 20.17
.	2015	861	26.89 to	26.89		23,160 .	0.00 to 0.00	1.35	-2.54 to -2.54
.	.	.	.		.	..		.	.
Mid Cap Stock Trust Series I(*)	2019	81	56.89 to	51.72		4,487 .	0.70 to 0.20	0.00	34.26 to 33.59
.	2018	88	42.37 to	38.72		3,611 .	0.70 to 0.20	0.00	-1.76 to -2.25
.	2017	87	43.13 to	39.61		3,662 .	0.70 to 0.20	0.00	28.29 to 27.65
.	2016	104	33.62 to	31.03		3,425 .	0.70 to 0.20	0.00	0.39 to -0.11
.	2015	107	33.49 to	31.06		3,500 .	0.70 to 0.20	0.00	2.79 to 2.28
.	.	.	.		.	..		.	.
Mid Cap Stock Trust Series NAV(*)	2019	68	130.31 to	130.31		8,798 .	0.00 to 0.00	0.00	34.64 to 34.64
.	2018	64	96.79 to	96.79		6,198 .	0.00 to 0.00	0.00	-1.54 to -1.54
.	2017	62	98.30 to	98.30		6,056 .	0.00 to 0.00	0.00	28.66 to 28.66
.	2016	78	76.41 to	76.41		5,992 .	0.00 to 0.00	0.00	0.58 to 0.58
.	2015	85	75.96 to	75.96		6,484 .	0.00 to 0.00	0.00	3.04 to 3.04
.	.	.	.		.	..		.	.
Mid Value Trust Series I(*)	2019	127	36.17 to	34.48		4,542 .	0.65 to 0.20	1.11	19.29 to 18.76
.	2018	100	30.32 to	29.03		2,991 .	0.65 to 0.20	0.78	-11.02 to -11.42
.	2017	106	34.08 to	32.78		3,587 .	0.65 to 0.20	0.90	11.21 to 10.71
.	2016	159	30.64 to	29.60		4,842 .	0.65 to 0.20	1.17	23.77 to 23.22
.	2015	162	24.76 to	24.03		3,980 .	0.65 to 0.20	0.96	-3.62 to -4.06
.	.	.	.		.	..		.	.
Mid Value Trust Series NAV(*)	2019	175	56.90 to	56.90		9,980 .	0.00 to 0.00	1.18	19.49 to 19.49
.	2018	183	47.62 to	47.62		8,720 .	0.00 to 0.00	0.83	-10.68 to -10.68
.	2017	210	53.32 to	53.32		11,222 .	0.00 to 0.00	0.99	11.46 to 11.46
.	2016	231	47.84 to	47.84		11,066 .	0.00 to 0.00	1.24	24.09 to 24.09
.	2015	217	38.55 to	38.55		8,364 .	0.00 to 0.00	0.78	-3.41 to -3.41
.	.	.	.		.	..		.	.
Money Market Trust Series I(*)	2019	1,226	22.36 to	20.32		26,286 .	0.70 to 0.20	1.89	1.74 to 1.23
.	2018	905	21.98 to	20.07		18,872 .	0.70 to 0.20	1.52	1.34 to 0.83
.	2017	931	21.69 to	19.91		19,208 .	0.70 to 0.20	0.57	0.38 to -0.11
.	2016	1,317	21.60 to	19.93		27,416 .	0.70 to 0.20	0.07	-0.15 to -0.62
.	2015	1,286	21.64 to	20.05		26,532 .	0.70 to 0.20	0.00	-0.19 to -0.72
.	.	.	.		.	..		.	.
Money-Market Trust Series NAV(*)	2019	5,922	10.43 to	10.43		61,797 .	0.00 to 0.00	1.97	1.97 to 1.97
.	2018	6,270	10.23 to	10.23		64,149 .	0.00 to 0.00	1.58	1.60 to 1.60
.	2017	5,280	10.07 to	10.07		53,181 .	0.00 to 0.00	0.63	0.61 to 0.61
.	2016	3,628	10.00 to	10.00		36,318 .	0.00 to 0.00	0.16	0.05 to 0.05
.	.	.	.		.	..		.	.
PIMCO All Asset	2019	269	24.55 to	19.26		5,554 .	0.65 to 0.00	2.63	11.44 to 10.72
.	2018	267	22.17 to	17.29		4,942 .	0.65 to 0.00	2.97	-5.59 to -6.21
.	2017	235	23.64 to	18.31		4,546 .	0.65 to 0.00	4.49	13.19 to 12.46
.	2016	215	21.02 to	16.18		3,668 .	0.65 to 0.00	2.36	12.59 to 11.85
.	2015	208	18.79 to	14.37		3,158 .	0.65 to 0.00	2.98	-9.31 to -9.90
.	.	.	.		.	..		.	.
Real Estate Securities Trust Series I(*)	2019	42	243.37 to	221.30		9,602 .	0.70 to 0.20	2.08	29.14 to 28.50
.	2018	44	188.45 to	172.22		7,803 .	0.70 to 0.20	1.68	-3.66 to -4.14
.	2017	47	195.60 to	179.66		8,670 .	0.70 to 0.20	0.50	6.02 to 5.50
.	2016	57	184.49 to	170.30		9,971 .	0.70 to 0.20	3.37	6.71 to 6.17

64 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Real Estate Securities Trust Series I(*)	2015	64	$ 172.90 to $ 160.39		$ 10,349 .	0.70 % to 0.20%	1.83%	2.47 % to 1.96%
.	.	.	.		. ..		.	.
Real Estate Securities Trust Series NAV(*)	2019	71	202.92 to	202.92	14,346 .	0.00 to 0.00	2.12	29.47 to 29.47
.	2018	74	156.74 to	156.74	11,529 .	0.00 to 0.00	1.70	-3.43 to -3.43
.	2017	84	162.30 to	162.30	13,692 .	0.00 to 0.00	0.63	6.26 to 6.26
.	2016	88	152.74 to	152.74	13,370 .	0.00 to 0.00	3.58	6.96 to 6.96
.	2015	89	142.80 to	142.80	12,731 .	0.00 to 0.00	1.90	2.80 to 2.80
.	.	.	.		. ..		.	.
Science & Technology Trust Series I(*)	2019	156	71.33 to	64.86	10,496 .	0.70 to 0.20	0.13	37.78 to 37.09
.	2018	161	51.77 to	47.31	7,892 .	0.70 to 0.20	0.00	-0.81 to -1.31
.	2017	177	52.19 to	47.93	8,662 .	0.70 to 0.20	0.05	40.85 to 40.15
.	2016	225	37.05 to	34.20	7,948 .	0.70 to 0.20	0.00	8.17 to 7.63
.	2015	271	34.25 to	31.78	8,846 .	0.70 to 0.20	0.00	6.47 to 5.94
.	.	.	.		. ..		.	.
Science & Technology Trust Series NAV(*)	2019	154	60.29 to	60.29	9,291 .	0.00 to 0.00	0.16	38.09 to 38.09
.	2018	166	43.66 to	43.66	7,254 .	0.00 to 0.00	0.00	-0.57 to -0.57
.	2017	130	43.91 to	43.91	5,705 .	0.00 to 0.00	0.10	41.21 to 41.21
.	2016	112	31.10 to	31.10	3,496 .	0.00 to 0.00	0.00	8.41 to 8.41
.	2015	82	28.68 to	28.68	2,339 .	0.00 to 0.00	0.00	6.78 to 6.78
.	.	.	.		. ..		.	.
Select Bond Trust Series I(*)	2019	263	12.73 to	12.29	3,291 .	0.65 to 0.20	1.91	8.72 to 8.25
.	2018	537	11.71 to	11.35	6,214 .	0.65 to 0.20	2.72	-0.64 to -1.08
.	2017	571	11.79 to	11.47	6,653 .	0.65 to 0.20	2.69	3.45 to 2.99
.	2016	636	11.39 to	11.14	7,180 .	0.65 to 0.20	3.14	2.85 to 2.39
.	2015	528	11.08 to	10.88	5,810 .	0.65 to 0.20	3.49	0.01 to -0.41
.	.	.	.		. ..		.	.
Select Bond Trust Series NAV(*)	2019	98	13.01 to	13.01	1,272 .	0.00 to 0.00	2.70	9.01 to 9.01
.	2018	100	11.94 to	11.94	1,188 .	0.00 to 0.00	2.32	-0.38 to -0.38
.	2017	140	11.98 to	11.98	1,682 .	0.00 to 0.00	1.98	3.65 to 3.65
.	2016	664	11.56 to	11.56	7,677 .	0.00 to 0.00	4.98	3.19 to 3.19
.	2015	62	11.20 to	11.20	699 .	0.00 to 0.00	3.02	0.30 to 0.30
.	.	.	.		. ..		.	.
Short Term Government Income Trust Series I(*)	2019	452	11.02 to	10.53	4,924 .	0.70 to 0.20	2.45	3.12 to 2.66
.	2018	152	10.69 to	10.26	1,589 .	0.70 to 0.20	2.09	0.60 to 0.12
.	2017	140	10.63 to	10.25	1,451 .	0.70 to 0.20	1.38	0.35 to -0.13
.	2016	138	10.59 to	10.26	1,436 .	0.70 to 0.20	1.80	0.33 to -0.13
.	2015	151	10.55 to	10.27	1,562 .	0.70 to 0.20	1.66	0.41 to -0.06
.	.	.	.		. ..		.	.
Short Term Government Income Trust Series NAV(*)	2019	456	11.33 to	11.33	5,166 .	0.00 to 0.00	1.81	3.44 to 3.44
.	2018	486	10.95 to	10.95	5,323 .	0.00 to 0.00	3.55	0.89 to 0.89
.	2017	196	10.86 to	10.86	2,133 .	0.00 to 0.00	1.52	0.62 to 0.62
.	2016	191	10.79 to	10.79	2,057 .	0.00 to 0.00	1.75	0.63 to 0.63
.	2015	132	10.72 to	10.72	1,410 .	0.00 to 0.00	2.13	0.69 to 0.69
.	.	.	.		. ..		.	.
Small Cap Index Trust Series I(*)	2019	98	45.60 to	41.46	4,270 .	0.70 to 0.20	0.98	24.79 to 24.17
.	2018	155	36.54 to	33.39	5,473 .	0.70 to 0.20	0.95	-11.60 to -12.05
.	2017	155	41.34 to	37.96	6,187 .	0.70 to 0.20	0.44	14.16 to 13.59
.	2016	168	36.21 to	33.42	5,910 .	0.70 to 0.20	1.13	20.73 to 20.13
.	2015	200	29.99 to	27.82	5,827 .	0.70 to 0.20	1.06	-4.77 to -5.24
.	.	.	.		. ..		.	.
Small Cap Index Trust Series NAV(*)	2019	244	38.05 to	38.05	9,279 .	0.00 to 0.00	1.03	25.07 to 25.07
.	2018	292	30.42 to	30.42	8,878 .	0.00 to 0.00	1.22	-11.31 to -11.31
.	2017	199	34.30 to	34.30	6,813 .	0.00 to 0.00	0.52	14.43 to 14.43
.	2016	197	29.98 to	29.98	5,906 .	0.00 to 0.00	1.17	21.02 to 21.02
.	2015	217	24.77 to	24.77	5,375 .	0.00 to 0.00	1.09	-4.59 to -4.59
.	.	.	.		. ..		.	.
Small Cap Opportunities Trust Series I(*)	2019	265	51.95 to	47.79	12,843 .	0.70 to 0.20	0.39	25.28 to 24.66
.	2018	294	41.46 to	38.34	11,456 .	0.70 to 0.20	0.42	-14.02 to -14.45
.	2017	324	48.22 to	44.81	14,715 .	0.70 to 0.20	0.41	10.85 to 10.30
.	2016	360	43.50 to	40.62	14,819 .	0.70 to 0.20	0.47	19.23 to 18.63
.	2015	394	36.49 to	34.24	13,649 .	0.70 to 0.20	0.07	-5.35 to -5.83
.	.	.	.		. ..		.	.
Small Cap Opportunities Trust Series NAV(*)	2019	14	26.52 to	26.52	365 .	0.00 to 0.00	0.42	25.60 to 25.60
.	2018	16	21.11 to	21.11	331 .	0.00 to 0.00	0.50	-13.81 to -13.81
.	2017	14	24.50 to	24.50	339 .	0.00 to 0.00	0.39	11.18 to 11.18
.	2016	19	22.03 to	22.03	409 .	0.00 to 0.00	0.54	19.51 to 19.51
.	2015	16	18.44 to	18.44	286 .	0.00 to 0.00	0.14	-5.12 to -5.12
.	.	.	.		. ..		.	.
Small Cap Stock Trust Series I(*)	2019	35	41.70 to	39.66	1,404 .	0.65 to 0.20	0.00	37.75 to 37.13
.	2018	40	30.27 to	28.93	1,176 .	0.65 to 0.20	0.00	-5.38 to -5.81
.	2017	44	32.00 to	30.71	1,372 .	0.65 to 0.20	0.00	26.21 to 25.65
.	2016	63	25.35 to	24.44	1,544 .	0.65 to 0.20	0.00	2.09 to 1.63
.	2015	46	24.83 to	24.05	1,118 .	0.65 to 0.20	0.00	-9.03 to -9.44
.	.	.	.		. ..		.	.
Small Cap Stock Trust Series NAV(*)	2019	49	50.71 to	50.71	2,496 .	0.00 to 0.00	0.00	38.10 to 38.10
.	2018	47	36.72 to	36.72	1,742 .	0.00 to 0.00	0.00	-5.22 to -5.22
.	2017	135	38.74 to	38.74	5,244 .	0.00 to 0.00	0.00	26.70 to 26.70
.	2016	257	30.58 to	30.58	7,850 .	0.00 to 0.00	0.00	2.27 to 2.27

65 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Small Cap Stock Trust Series NAV(*)	2015	274	$ 29.90 to $ 29.90		$ 8,184 .	0.00 % to 0.00%	0.00	-8.78 % to -8.78%
.	.	.	.		. ..		.	.
Small Cap Value Trust Series I(*)	2019	25	33.69 to	31.89	826 .	0.65 to 0.20	0.61	26.27 to 25.70
.	2018	25	26.68 to	25.37	636 .	0.65 to 0.20	0.68	-12.67 to -13.07
.	2017	27	30.55 to	29.18	808 .	0.65 to 0.20	0.86	3.52 to 3.06
.	2016	38	29.51 to	28.32	1,090 .	0.65 to 0.20	0.74	22.43 to 21.88
.	2015	34	24.11 to	23.24	790 .	0.65 to 0.20	0.38	-1.56 to -2.00
.	.	.	.		. ..		.	.
Small Cap Value Trust Series NAV(*)	2019	89	96.38 to	96.38	8,610 .	0.00 to 0.00	0.65	26.62 to 26.62
.	2018	84	76.12 to	76.12	6,366 .	0.00 to 0.00	0.72	-12.45 to -12.45
.	2017	96	86.94 to	86.94	8,356 .	0.00 to 0.00	0.94	3.79 to 3.79
.	2016	108	83.77 to	83.77	9,050 .	0.00 to 0.00	0.76	22.68 to 22.68
.	2015	115	68.28 to	68.28	7,882 .	0.00 to 0.00	0.50	-1.31 to -1.31
.	.	.	.		. ..		.	.
Small Company Value Trust Series I(*)	2019	46	49.36 to	44.88	2,211 .	0.70 to 0.20	0.84	25.28 to 24.65
.	2018	56	39.40 to	36.00	2,146 .	0.70 to 0.20	0.37	-13.12 to -13.55
.	2017	62	45.35 to	41.65	2,739 .	0.70 to 0.20	0.22	11.27 to 10.72
.	2016	87	40.75 to	37.62	3,467 .	0.70 to 0.20	0.77	32.05 to 31.39
.	2015	101	30.86 to	28.63	3,053 .	0.70 to 0.20	1.09	-5.79 to -6.26
.	.	.	.		. ..		.	.
Small Company Value Trust Series NAV(*)	2019	42	34.82 to	34.82	1,478 .	0.00 to 0.00	0.95	25.65 to 25.65
.	2018	38	27.71 to	27.71	1,062 .	0.00 to 0.00	0.43	-12.93 to -12.93
.	2017	35	31.83 to	31.83	1,129 .	0.00 to 0.00	0.24	11.58 to 11.58
.	2016	23	28.53 to	28.53	648 .	0.00 to 0.00	0.90	32.33 to 32.33
.	2015	21	21.56 to	21.56	454 .	0.00 to 0.00	0.75	-5.51 to -5.51
.	.	.	.		. ..		.	.
Strategic Income Opportunities Trust Series I(*)	2019	60	29.63 to	27.60	1,746 .	0.65 to 0.20	2.43	10.68 to 10.18
.	2018	88	26.77 to	25.05	2,316 .	0.65 to 0.20	3.68	-5.23 to -5.66
.	2017	92	28.25 to	26.55	2,561 .	0.65 to 0.20	3.00	5.38 to 4.90
.	2016	108	26.80 to	25.31	2,834 .	0.65 to 0.20	2.56	4.92 to 4.45
.	2015	105	25.55 to	24.23	2,624 .	0.65 to 0.20	2.91	1.02 to 0.56
.	.	.	.		. ..		.	.
Strategic Income Opportunities Trust Series NAV(*)	2019	229	22.73 to	22.73	5,210 .	0.00 to 0.00	2.78	11.00 to 11.00
.	2018	243	20.48 to	20.48	4,978 .	0.00 to 0.00	3.90	-5.00 to -5.00
.	2017	231	21.56 to	21.56	4,988 .	0.00 to 0.00	3.38	5.66 to 5.66
.	2016	185	20.40 to	20.40	3,772 .	0.00 to 0.00	2.55	5.19 to 5.19
.	2015	179	19.39 to	19.39	3,462 .	0.00 to 0.00	2.41	1.27 to 1.27
.	.	.	.		. ..		.	.
Total Bond Market Series Trust NAV(*)	2019	842	27.10 to	27.10	22,815 .	0.00 to 0.00	2.47	8.30 to 8.30
.	2018	799	25.02 to	25.02	19,993 .	0.00 to 0.00	2.75	-0.24 to -0.24
.	2017	923	25.08 to	25.08	23,146 .	0.00 to 0.00	2.73	3.34 to 3.34
.	2016	1,152	24.27 to	24.27	27,955 .	0.00 to 0.00	3.32	2.45 to 2.45
.	2015	687	23.69 to	23.69	16,288 .	0.00 to 0.00	2.85	0.30 to 0.30
.	.	.	.		. ..		.	.
Total Stock Market Index Trust Series I(*)	2019	114	37.78 to	34.35	4,224 .	0.70 to 0.20	1.39	29.37 to 28.73
.	2018	219	29.21 to	26.69	6,265 .	0.70 to 0.20	1.11	-5.89 to -6.36
.	2017	264	31.03 to	28.50	8,026 .	0.70 to 0.20	1.47	20.35 to 19.75
.	2016	282	25.79 to	23.80	7,153 .	0.70 to 0.20	1.42	12.16 to 11.60
.	2015	274	22.99 to	21.33	6,177 .	0.70 to 0.20	1.75	-0.83 to -1.33
.	.	.	.		. ..		.	.
Total Stock Market Index Trust Series NAV(*)	2019	54	131.56 to	131.56	7,142 .	0.00 to 0.00	1.66	29.70 to 29.70
.	2018	58	101.44 to	101.44	5,909 .	0.00 to 0.00	1.23	-5.66 to -5.66
.	2017	55	107.52 to	107.52	5,861 .	0.00 to 0.00	1.62	20.65 to 20.65
.	2016	28	89.11 to	89.11	2,505 .	0.00 to 0.00	1.60	12.38 to 12.38
.	2015	22	79.30 to	79.30	1,706 .	0.00 to 0.00	1.43	-0.53 to -0.53
.	.	.	.		. ..		.	.
Ultra Short Term Bond Trust Series I(*)	2019	0	10.22 to 9.98		2 .	0.65 to 0.45	1.73	2.67 to 2.42
.	2018	0	9.95 to	9.75	3 .	0.65 to 0.45	1.64	0.97 to 0.70
.	2017	0	9.86 to	9.68	3 .	0.65 to 0.45	0.90	0.23 to -0.04
.	2016	1	9.84 to	9.68	9 .	0.65 to 0.45	1.53	0.10 to -0.17
.	2015	1	9.83 to	9.70	9 .	0.65 to 0.45	1.31	-0.47 to -0.71
.	.	.	.		. ..		.	.
Ultra Short Term Bond Trust Series NAV(*)	2019	85	10.68 to	10.68	908 .	0.00 to 0.00	1.96	3.08 to 3.08
.	2018	67	10.36 to	10.36	698 .	0.00 to 0.00	1.81	1.53 to 1.53
.	2017	58	10.20 to	10.20	590 .	0.00 to 0.00	1.55	0.62 to 0.62
.	2016	63	10.14 to	10.14	635 .	0.00 to 0.00	1.36	0.67 to 0.67
.	2015	124	10.07 to	10.07	1,252 .	0.00 to 0.00	2.02	0.01 to 0.01

66 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7.Unit Values (continued):

(*)Sub-account that invests in affiliated Trust.

(a)As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as "Revenue from underlying fund (12b-1, STA, Other)" and "Revenue from Sub-account" (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)Sub-account available in prior year but no activity.

67 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code ("the Code"). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0.00% and 0.70% of the average net value of the Account's assets for the assumption of mortality and expense risks.

68 of 68

Prospectus dated April 27, 2020
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account N
Interests are made available under
Corporate VUL
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Disciplined Value International
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Health Sciences
High Yield
International Equity Index
International Small Company
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Opportunistic Fixed Income
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Stock Market Index
Ultra Short Term Bond
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
CVUL 04 2020

2

The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.
Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for JHUSA and Separate Account N. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
SUMMARY OF BENEFITS AND RISKS
Benefits
Some of the benefits of purchasing the policy are described below.
Death Benefit Protection: This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured person. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.
Access to Your Policy Values: Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrender and partial withdrawal. There are limitations on partial withdrawals. See “Policy Surrender and Partial Withdrawals” for further information. Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.
Tax Deferred Accumulation: Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.
Investment Options: In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.
Flexibility: The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.
Risks
Some of the risks of purchasing the policy are described below.
Fluctuating Investment Performance: Policy Values invested in a sub-account are not guaranteed. Policy Values will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Values to any sub-accounts.
Unsuitable for Short-Term Investment: The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse: Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.
3

Decreasing Death Benefit: Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.
Adverse Consequences of Early Surrender: Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered. In addition, there are adverse consequences associated with partial withdrawals including potential policy lapse and adverse tax consequences. There may also be adverse consequences associated with full surrender of the policy.
Adverse Tax Consequences: You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.
FEE TABLES
The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Charge	Upon receipt of premium	2.5% of each premium paid
Sales Charge	Upon receipt of premium	13% (Coverage Year 1)[1]
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Balancer	Upon transfer	Guaranteed $15.00
Current $0.00

1 The sales charge declines in subsequent Coverage Years as noted below:
Coverage Year	Percentage
1	13.00%
2	6.25%
3	3.50%
4	2.50%
5	0.50%
6	0.50%
7+	0.00%
The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy. These fees and expenses do not include fees and expenses of the portfolios, which are the underlying variable investment options for your policy.
4

Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1]	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 45 year old non-smoking male) (rating classification is for short form underwriting)	The cost of insurance rate is $0.08 per month per $1,000 of the net amount at risk.
Cost of Insurance – Optional FTIO Rider (Flexible Term Insurance Option)[1]	Monthly	Minimum and Maximum Charges	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 45 year old non-smoking male) rating classification is for short form underwriting)	The cost of insurance rate is $0.38 per month per $1,000 of the net amount at risk.
Mortality and Expense Risk Charge	Monthly	0.50% annually[2]
Administration Charge	Monthly	$12 per Policy Month
Loan Interest Rate (Net)	Annually	0.75% [3]

1 The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. A policy owner may obtain additional information regarding cost of insurance charge by contacting the Company. The election (or failure to elect) the optional FTIO rider will impact the total cost of insurance charges.
2 Currently the Company is charging the following rates:
Policy Years	Annual Rate
1-10	0.45%
11+	0.25%

3 The Loan Interest Rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account. Currently this rate is 0.75% for Policy Years 1-10 and 0.25% for Policy Years 11 and higher. The maximum loan rate is 4%.
The next table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2019, charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.46%	2.02%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.87%, respectively.
5

Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHVTA pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHVTA and may indirectly benefit from any investment management fees JHVTA retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios have the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies are as described in the following table:
Portfolio	Subadviser	Investment Objective
500 Index	Manulife Investment Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
6

Portfolio	Subadviser	Investment Objective
Active Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long term growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Disciplined Value International	Boston Partners Global Investors, Inc.	To seek to provide long-term growth of capital.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	Manulife Investment Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company, LLC	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	Manulife Investment Management (US) LLC	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
7

Portfolio	Subadviser	Investment Objective
Managed Volatility Balanced	Manulife Investment Management (US) LLC	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	Manulife Investment Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Opportunistic Fixed Income	Wellington Management Company LLP	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	DWS Investment Management Americas, Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	Manulife Investment Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market	Manulife Investment Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
8

POLICY SUMMARY
General
The policy is a flexible premium variable universal life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy is not in default, that there is no outstanding Policy Debt and the death benefit is not determined by the Minimum Death Benefit Percentage. Your policy’s provisions may vary in some states and the terms of the policy, and any endorsements or riders, supersede the disclosure in this prospectus.
Death Benefits
The policy provides a death benefit in the event of the death of the Life Insured while the policy is in force. The basic death benefit amount is the Face Amount, which is provided for the lifetime of the Life Insured with no maturity or expiration date. There may be other amounts added to the death benefit as described below.
Flexible Term Insurance Option. You may add a Flexible Term Insurance Option rider (the “FTIO Rider”) to the policy to provide additional term life insurance coverage on the Life Insured. Cost of insurance rates are less than or equal to those of the policy and no sales charge will apply. However, unlike the Face Amount of the policy, the FTIO Rider will terminate at the Life Insured’s Attained Age 100. The FTIO Rider also offers the flexibility to schedule varying death benefit amounts on future dates (the “Scheduled Death Benefits”).
Death Benefit Options. There are two death benefit options. Option 1 provides a death benefit equal to the Face Amount of the policy or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO option. Option 2 provides a death benefit equal to the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO option. You may change the death benefit option and increase or decrease the Face Amount and Scheduled Death Benefits.
Age 100 Advantage. If the Life Insured is alive on the Policy Anniversary when the Life Insured reaches Attained Age 100, the policy will continue in force subject to the following unless the policy owner chooses to surrender the policy for its Net Cash Surrender Value:
•	the policy will be continued until the earlier of the death of the Life Insured or the date the policy owner surrenders the policy;
•	no additional premium payments will be accepted although loan repayments will be accepted;
•	no additional charges or deductions (described under “Charges and Deductions”) will be assessed;
•	interest on any Policy Debt will continue to accrue;
•	the policy owner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Accounts as described in this prospectus.
Premiums
Premium payments may be made at any time prior to Attained Age 100 and in any amount, subject to certain limitations (see “Premium Payments—Premium Limitations”). Net Premiums will be allocated to one or more of the Fixed Account and the sub-accounts of the Separate Account. You may change allocations and make transfers among the accounts subject to limitations described below.
Policy Value
The Policy Value is the accumulation of premiums paid, less charges and deductions we take for expenses and cost of insurance, plus or minus the investment returns of the accounts to which the Policy Value has been allocated. You may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal or by full surrender of the policy.
9

Policy Loans
You may borrow against the Net Cash Surrender Value of the policy. Loan interest will accrue daily and be payable in arrears on each Policy Anniversary. The Policy Debt will be deducted from amounts payable at the Life Insured’s death or upon surrender of the policy.
Surrender and Partial Withdrawals
You may make a partial withdrawal of the Policy Value. It may result in a decrease in the Face Amount and Scheduled Death Benefits. You may surrender the policy for its Net Cash Surrender Value at any time.
Lapse and Reinstatement
Your policy will lapse and terminate without value when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate premium payment from you. You may reinstate a lapsed policy within five years following lapse if the policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a premium payment described under “Lapse and Reinstatement—Reinstatement.”
The policy differs in two important ways from conventional life insurance policies. First, failure to make planned premium payments will not in itself cause the policy to lapse. Second, a policy can lapse even if planned premiums have been paid.
Charges and Deductions
We assess certain charges and deductions in connection with the policy. These include: (i) charges in the form of monthly deductions for the cost of insurance and administrative expenses, (ii) charges assessed daily against amounts in the Investment Account and (iii) charges deducted from premiums paid. These charges are summarized in the Fee Tables.
In addition, there are charges deducted from each portfolio. For more information, please refer to the prospectus for the underlying portfolio.
Reduction in Charges and Enhancement of Surrender Values: The policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a case. The size or nature of the case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of policy charges and enhancements of surrender value. We may change the nature and amount of reductions and enhancements available from time to time. They will be determined in a way that is not unfairly discriminatory to policy owners.
Investment Options and Investment Subadvisers
You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.
The Table of Investment Options and Investment Subadvisers describes the portfolios and shows the subadvisers that provide investment subadvisory services.
Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities, and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.
10

Description of John Hancock (USA)
We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account. Our executive office is located at 200 Berkeley St., Boston, MA 02116.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account N
The variable investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account N, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock USA's other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.
New variable investment accounts may be added and made available to policy owners from time to time. Existing variable investment accounts may be modified or deleted at any time.
ISSUING A POLICY
Use of the Policy
The policy is designed to provide employers or other organizations with life insurance coverage on employees or other individuals in whose lives they have an insurable interest. The policy may be owned by an individual or a corporation, trust, association, or similar entity. The policy may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation liabilities or death benefit liabilities of executive retirement plans, or as a source for funding cash flow obligations under such plans.
Requirements
To purchase a policy, you must submit a completed application. Your policy will not be issued until the underwriting process is completed to our satisfaction.
With our prior approval, the policy may be issued on a basis that does not distinguish between the Life Insured’s sex and/or smoking status. A policy will only be issued on the lives of insureds from Issue Ages 20 through 80.
Each policy has a Policy Date, an Effective Date and an Issue Date (see “Definitions” in Appendix A). The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Policy Date is also the effective date of the initial Coverage Amount. The Policy Date is the same date as the Effective Date unless the policy is backdated (see “Backdating a Policy”). The Effective Date is the date we become obligated under the policy and when the first monthly deductions are taken. It is the later of the date we approve issuance of the policy and the date we receive at least the Minimum Initial Premium. The Issue Date is the date from which the Suicide and Incontestability provisions of the policy are determined.
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If we approve issuance of a policy before we receive the Minimum Initial Premium then the Effective Date will be later than the Issue Date. The Minimum Initial Premium must be received by us within 60 days after the Issue Date and the Life Insured must be in good health on the Effective Date. If the Minimum Initial Premium is not paid or if the application is rejected, the policy will be canceled and any premiums paid will be returned to the applicant.
Net Premiums received prior to the Effective Date will be credited with interest at the rate of return earned on amounts allocated to the Money Market portfolio. On the Effective Date, Net Premiums received plus any interest credited will be allocated to Investment Accounts and the Fixed Account according to your instructions, unless first allocated to the Money Market portfolio for the duration of the right to examine period (see “Right to Examine the Policy”).
Minimum Face Amount and Scheduled Death Benefit. The minimum Face Amount is $50,000 unless the FTIO Rider is added to the policy. With an FTIO Rider, the minimum Face Amount is $25,000 and the minimum Scheduled Death Benefit is $50,000.
Backdating a Policy. You may request that we backdate the policy by assigning a Policy Date earlier than the date the application is signed. We will not backdate the policy to a date earlier than that allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated.
Temporary Insurance Agreement
Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our underwriting practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.
Underwriting
The policies are offered on three underwriting classes that require different types and amounts of information from the applicant and prospective Life Insured. Current cost of insurance charges in early Policy Years will vary by the type of underwriting, and charges will generally be lower where underwriting information is more extensive. Under any of the underwriting bases, the acceptance of an application is subject to our underwriting rules and we may request additional information or reject an application for any reason.
Short Form Underwriting. The proposed Life Insured must answer qualifying questions in the application but is not required to provide detailed medical history, submit records or undergo examinations or tests unless requested to do so by us. Availability of short form underwriting depends on characteristics of the case, such as the number of lives to be insured, the amounts of insurance and other factors, and it is generally available only up to Issue Age 65.
Simplified Underwriting. The proposed Life Insured must satisfactorily answer certain health questions in the application and may be required to submit existing medical records, but requirements to undergo examinations and tests are minimized. Availability of simplified underwriting and the nature of the requirements will depend on characteristics of the case and the proposed lives to be insured.
Regular (Medical) Underwriting. Where short form or simplified underwriting is unavailable we require satisfactory evidence of insurability under our regular underwriting guidelines for individual applicants. This may include medical exams and other information. A proposed Life Insured who fails to qualify for a standard risk classification may be eligible to be insured with an additional substandard rating.
Right to Examine the Policy
You may return your policy for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the policy if applicable. The policy can be mailed or delivered to the Company agent who sold it to you or to our Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at our Service Office we will refund an amount equal to the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy, plus all charges deducted prior to that date, not including the fees and expenses of the portfolios, minus any partial withdrawals and policy loans.
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Some state laws require the refund of premiums paid without adjustment for investment gains and losses of the Separate Account. In these states, all Net Premiums will be allocated to the Money Market portfolio during the Right to Examine period and the refund amount will be equal to all premiums received less any partial withdrawals and policy loans.
If you request a Face Amount increase that results in new sales charge, you will have the same rights described above to cancel the increase. If canceled the Policy Value and sales charge will be recalculated to be as they would have been had the premiums not been paid.
We reserve the right to delay the refund of any premium paid by check until the check has cleared.
(Applicable to Residents of California Only)
Residents of California, age 60 and greater, may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the Company’s agent who sold it, or to our Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money Market portfolio, we will refund you the amount of all premiums paid. If your premiums were allocated to one or more of the Investment Accounts (other than the Money Market portfolio), we will refund you the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy plus all charges deducted prior to that date, not including the fees and expenses of the portfolios, minus any partial withdrawals and policy loans. Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market portfolio or (c) in one or more of the Investment Accounts, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market portfolio.
Life Insurance Qualification
A policy must satisfy either of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, you must choose either the Cash Value Accumulation Test (“CVA Test”) or the Guideline Premium Test (“GP Test”) and the test cannot be changed once the policy is issued.
Cash Value Accumulation Test. The CVA Test requires the death benefit at any time to be at least a certain ratio of the Policy Value, based on prescribed calculations. The Minimum Death Benefit provision described below will ensure that the CVA Test is met. There is no restriction on the amount of premiums you may pay, but we will require you to provide satisfactory evidence of insurability before we accept an amount of premium that would increase the death benefit by more than the increase in Policy Value.
Guideline Premium Test. The GP Test limits the amount of premiums you may pay into the policy, given its death benefit, based on prescribed calculations. In addition, the GP Test requires the death benefit at any time to be at least a prescribed ratio of the Policy Value. These prescribed multiples are generally lower than those calculated under the CVA Test. The Minimum Death Benefit provision described below will ensure that this second requirement is met.
Changes to the policy or FTIO Rider, such as changes in Face Amount, Scheduled Death Benefit, death benefit option or partial withdrawals, may affect the premium limits under the GP Test. Some changes will reduce future premium limits and may cause premiums already paid to exceed the new limits and force you to make a partial withdrawal.
DEATH BENEFITS
If the policy is in force at the time of the Life Insured’s death we will pay an insurance benefit to the beneficiary. The policy may remain in force for the Life Insured’s entire lifetime and there is no specified maturity or expiration date.
Insurance benefits are only payable when we receive due proof of death at our Service Office, in the form of either a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to us.
The amount of the insurance benefit payable will be the death benefit on the date of death, as described below, less any Policy Debt, accrued interest, and outstanding monthly deductions on the date of death. The insurance benefit will be paid in one lump sum unless another form of settlement is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the Life Insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.
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Minimum Death Benefit. Both the CVA Test and the GP Test require the death benefit to be at least a prescribed ratio of the Policy Value at all times. The policy’s Minimum Death Benefit ensures that these requirements are met by providing that the death benefit shall be at least equal to the Policy Value multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. Tables of Minimum Death Benefit Percentages appear below.
Table of Minimum Death Benefit Percentages.
Age	GP Test Percent	CVA Test Male	Female	Unisex
20	250%	644%	768%	665%
21	250%	625%	743%	645%
22	250%	607%	720%	626%
23	250%	589%	697%	608%
24	250%	572%	674%	589%
25	250%	554%	652%	571%
26	250%	537%	631%	554%
27	250%	520%	611%	536%
28	250%	504%	591%	519%
29	250%	488%	572%	502%
30	250%	472%	553%	486%
31	250%	457%	535%	470%
32	250%	442%	517%	455%
33	250%	428%	500%	440%
34	250%	414%	484%	426%
35	250%	400%	468%	412%
36	250%	387%	453%	399%
37	250%	375%	438%	386%
38	250%	362%	424%	373%
39	250%	351%	410%	361%
40	250%	340%	397%	350%
41	243%	329%	384%	339%
42	236%	319%	372%	328%
43	229%	309%	361%	318%
44	222%	299%	350%	308%
45	215%	290%	339%	299%
46	209%	281%	329%	290%
47	203%	273%	319%	281%
48	197%	265%	309%	272%
49	191%	257%	300%	264%
50	185%	249%	291%	257%
51	178%	242%	282%	249%
52	171%	235%	274%	242%
53	164%	228%	266%	235%
54	157%	222%	258%	229%
55	150%	216%	251%	222%
56	146%	210%	244%	216%
57	142%	205%	237%	210%
58	138%	199%	230%	205%
59	134%	194%	224%	199%
Age	GP Test Percent	CVA Test Male	Female	Unisex
60	130%	189%	218%	194%
61	128%	184%	211%	189%
62	126%	180%	206%	185%
63	124%	175%	200%	180%
64	122%	171%	194%	176%
65	120%	167%	189%	172%
66	119%	164%	184%	168%
67	118%	160%	180%	164%
68	117%	157%	175%	160%
69	116%	153%	171%	157%
70	115%	150%	166%	154%
71	113%	147%	162%	151%
72	111%	145%	158%	147%
73	109%	142%	154%	145%
74	107%	139%	151%	142%
75	105%	137%	147%	139%
76	105%	135%	144%	137%
77	105%	133%	141%	135%
78	105%	131%	139%	133%
79	105%	129%	136%	131%
80	105%	127%	133%	129%
81	105%	125%	131%	127%
82	105%	124%	129%	125%
83	105%	122%	127%	124%
84	105%	121%	125%	122%
85	105%	120%	123%	121%
86	105%	118%	121%	119%
87	105%	117%	120%	118%
88	105%	116%	118%	117%
89	105%	115%	117%	116%
90	105%	114%	115%	115%
91	104%	113%	114%	114%
92	103%	112%	113%	112%
93	102%	111%	112%	111%
94	101%	110%	110%	110%
95	100%	109%	109%	109%
96	100%	107%	107%	107%
97	100%	106%	106%	106%
98	100%	104%	104%	104%
99	100%	103%	103%	103%
100+	100%	100%	100%	100%

Flexible Term Insurance Option Rider
You may add an FTIO Rider to the policy to provide additional death benefit coverage on the Life Insured. The FTIO Rider provides flexible term life insurance to Attained Age 100 with cost of insurance charges less than or equal to those of
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the policy. The election of (or failure to elect) the FTIO Rider will impact the total cost of insurance charges. The FTIO Rider will terminate at the earlier of Attained Age 100, the date the policy lapses or is surrendered, and your request to cancel the FTIO Rider.
You may schedule the death benefit amounts that will apply at specified times (the “Scheduled Death Benefits”). Scheduled Death Benefits may be constant or varying from time to time. The Scheduled Death Benefits will be shown in the policy.
The term insurance benefit of the FTIO Rider is equal to (a) minus (b) but not less than zero where:
(a) is the Scheduled Death Benefit for the Policy Month, and
(b) is the Face Amount of the policy or, if greater, the policy’s Minimum Death Benefit.
Even if the term insurance benefit may be zero in a Policy Month, the FTIO Rider will not terminate.
Example. A policy is purchased for an executive as part of an employee benefit plan. The death benefit provided by the policy is to be equal to the executive’s salary of $100,000 increasing at 5% per year through age 64. Assuming the executive is currently 55, the policy will be issued with a Scheduled Death Benefit as follows:
Policy Year	Scheduled Death Benefit
1	100,000
2	105,000
3	110,250
4	115,763
5	121,551
6	127,628
7	134,010
8	140,710
9	147,746
10+	155,133
The FTIO Rider amount will change each year as necessary to provide the benefits shown in the schedule, as follows:
Policy Year	Total Death Benefit	Face Amount	Flexible Term Insurance Amount
1	100,000	100,000	0
2	105,000	100,000	5,000
3	110,250	100,000	10,250
4	115,763	100,000	15,763
5	121,551	100,000	21,551
6	127,628	100,000	27,628
7	134,010	100,000	34,010
8	140,710	100,000	40,710
9	147,746	100,000	47,746
10	155,133	100,000	55,133
Death Benefit Options
You may choose either of two death benefit options:
Death Benefit Option 1. The death benefit on any date is the Face Amount of the policy or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO Rider.
Death Benefit Option 2. The death benefit on any date is the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO Rider.
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Changing the Death Benefit Option
You may change the death benefit option at any time. The change will take effect at the beginning of the next Policy Month at least 30 days after your written request is received at our Service Office. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.
A change in the death benefit option will result in a change in the Face Amount and Scheduled Death Benefits to avoid any change in the amount of death benefit, as follows:
Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change less the Policy Value on the date of the change.
The Scheduled Death Benefit amounts for dates on or after the date of the change will be the amounts scheduled prior to the change less the Policy Value on the date of the change.
Coverage Amounts will be reduced or eliminated in the order that they are listed in the policy until the total decrease in coverage amounts equals the decrease in Face Amount.
Example. A policy is issued with a Face Amount of $100,000, death benefit Option 1, and the following schedule:
Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000
The death benefit option is changed to Option 2 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $90,000 (the Face Amount prior to the change less the Policy Value), and the Scheduled Death Benefit after the change will become:
Policy Year	Scheduled Death Benefit
3	140,000
4	165,000
5+	190,000
Change from Option 2 to Option 1. The new Face Amount will be the Face Amount prior to the change plus the Policy Value on the date of the change (but the new Face Amount will be no greater than the Scheduled Death Benefit on the date of the change).
The resulting Face Amount increase amount will be added to the first Coverage Amount listed in the policy.
The Annual Premium Target for this Coverage Amount will not be increased and new sales charges will not apply, however, for an increase solely due to a change in the death benefit option.
Example. A policy is issued with a Face amount of $100,000, death benefit Option 2, and the following schedule:
Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000
The death benefit option is changed to Option 1 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $110,000 (the Face Amount prior to the change plus the Policy Value), and the Scheduled Death Benefit after the change will become:
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Policy Year	Scheduled Death Benefit
3	160,000
4	185,000
5+	210,000
Changing the Face Amount and Scheduled Death Benefits
At any time, you may request an increase or decrease to the Face Amount or any Scheduled Death Benefits effective on or after the date of change. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.
Increases in Face Amount and Scheduled Death Benefits. Increases in Face Amount and Scheduled Death Benefits are subject to the following conditions:
•	Increases in Face Amount and Scheduled Death Benefits will require satisfactory evidence of the Life Insured’s insurability.
•	Increases will take effect at the beginning of the next Policy Month after we approve the request.
•	We may refuse a requested increase that would not meet our requirements for new policy issues at the time due to the Life Insured’s Attained Age or other factors.
•	If the Face Amount is increased (other than as required by a death benefit option change) then all Scheduled Death Benefits effective on or after the date of the change will be increased by the amount of the Face Amount increase.
New Sales Loads for a Face Amount Increase. Coverage Amounts equal to the amount of the increase will be added to the policy as follows:
•	First, Coverage Amounts that were reduced or eliminated by a prior Face Amount decrease will be restored.
•	Second, if needed, a new Coverage Amount will be added to the policy with an Annual Premium Target and new sales charges. Any new Coverage Amount will be based on the Life Insured’s Attained Age and other relevant factors on the effective date of the increase.
Premiums paid on or after the increase may be attributed to the new Coverage Amount and result in sales charges (see “Charges and Deductions—Attribution of Premiums”).
Decreases in Face Amount and Scheduled Death Benefits. Decreases in Face Amount and Scheduled Death Benefits are subject to the following conditions:
•	Decreases in Face Amount and Scheduled Death Benefits will take effect at the beginning of the next Policy Month which is 30 days after your written request is received at our Service Office.
•	If the Face Amount is decreased then all Scheduled Death Benefits effective on or after the date of the change will be decreased by the same amount.
•	If at any time the Scheduled Death Benefit decreases to less than the Face Amount, the Face Amount will be decreased to be equal to the Scheduled Death Benefit at that time.
•	Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy.
Decreases in Face Amount Under Death Benefit Option 1 Due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount will be decreased by an amount equal to (a) minus (b) but not less than zero, where:
(a) is the partial withdrawal amount and
(b) is the excess, if any, of the policy’s Minimum Death Benefit over its Face Amount, immediately prior to the partial withdrawal.
Decreases in Face Amount under death benefit Option 1 due to a partial withdrawal are subject to the following conditions:
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•	Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy.
•	All Scheduled Death Benefits effective on or after the date of the partial withdrawal will be decreased by the amount of the Face Amount decrease, unless you request otherwise and we approve.
Example for Face Increases and Decreases. A policy is issued with a Face Amount of $100,000, death benefit Option 1, and a Scheduled Death Benefit as follows:
Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000
Assume the following policy activity:
Activity	Effect on Policy	Change in Benefit Schedule
In Policy Year 2, the Face Amount is reduced to $80,000.	The initial Coverage Amount is reduced to $80,000.	Policy Year	Scheduled Death Benefit
		2	105,000
		3	130,000
		4	155,000
		5+	180,000
In Policy Year 3, the Face Amount is increased to $120,000	The initial Coverage Amount (which earlier was reduced to $80,000) is restored to its original level of $100,000. A new Coverage Amount for $20,000 is added to the policy. This new Coverage Amount will have its own Annual Premium Target, and its own sales charges. A portion of the future premiums paid will be attributed to this Coverage Amount to determine the amount of the sales charges.	Policy Year	Scheduled Death Benefit
		3	170,000
		4	195,000
		5+	220,000
In Policy Year 4, a partial withdrawal of $30,000 is made.	The Face Amount is reduced to $90,000. The most recent Coverage Amount of $20,000 is reduced to $0, and the initial Coverage Amount is reduced to $90,000.	Policy Year	Scheduled Death Benefit
		4	165,000
		5	190,000
Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks”. These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.
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PREMIUM PAYMENTS
Initial Premiums
No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in our general account and credited with interest from the date of receipt at the rate of return earned on amounts allocated to the Money Market portfolio.
On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions, unless first allocated to the Money Market portfolio for the duration of the Right to Examine period (see “Right to Examine the Policy”).
Subsequent Premiums
After the payment of the initial premium, premiums may be paid at any time during the lifetime of the Life Insured prior to Attained Age 100 and in any amount subject to the premium limitations described below.
A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send you notices of your planned premium at the payment interval you select. However, you are under no obligation to make the planned premium payment.
Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. The policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover policy charges.
Premium Limitations
If the policy is issued under the GP Test, the total of all premiums paid may not exceed the then-current maximum premium limitations established by federal income tax law for the policy to qualify as life insurance. The GP Test premium limits are stated in the policy. If a premium is received which would result in total premiums exceeding the applicable GP Test limit, we will only accept that portion of the premium that will not exceed the limit. Any premium in excess of that amount will be returned to you.
If the policy is issued under the CVA Test, there is no restriction on the amount of premiums that may be paid into a policy, but you must provide satisfactory evidence of insurability before we accept any premium that would increase the death benefit by an amount greater than the increase in Policy Value.
Premium Allocation
You may allocate premiums to the Fixed Account and Investment Accounts. Allocations may be made as percentages that are between zero and 100% that sum to exactly 100%. Alternatively, you may allocate a premium in dollar amounts that sum to exactly the Net Premium amount. You may change premium allocations at any time and the change will take effect on the date a request for change satisfactory to us is received at our Service Office.
CHARGES AND DEDUCTIONS
Premium Charge
We will deduct a premium charge as a percentage of each premium payment that is guaranteed never to exceed 2.5%. Currently, we waive this charge in Policy Years 4 and later and charge 0%.
The charge is intended to cover a portion of the aggregate amount of various taxes and fees we pay to federal, state and local governments. It is not based on the actual premium tax rate of your state of residence or any other specific tax.
Sales Charge
The sales charge is intended to cover a portion of our costs of marketing and distributing the policies.
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Attribution of Premiums. An Annual Premium Target is associated with each Coverage Amount. Annual Premium Targets are based on the Coverage Amount and the Life Insured’s Attained Age, sex and smoking status on the effective date of the Coverage Amount. The Annual Premium Targets are listed with the Coverage Amounts in the policy.
Premium payments will be attributed to Coverage Amounts that have been in effect for less than 5 years. Attribution will begin with the first applicable Coverage Amount that is listed in the policy. The sum of all premium amounts attributed to a Coverage Amount in a Coverage Year is limited to the Annual Premium Target shown in the policy. Premium amounts that exceed the Annual Premium Target will be attributed to the next listed Coverage Amount, up to its own Annual Premium Target. Attribution will continue in this manner until either the entire premium is attributed to Coverage Amounts or the Annual Premium Target is exceeded for all applicable Coverage Amounts.
Sales Charge. We deduct a sales charge from all premium amounts attributed to a Coverage Amount designated as having a sales charge. The sales charge is a percentage of premiums guaranteed never to exceed the percentages below. Currently we are charging these percentages.
Coverage Year	Percentage
1	13.00%
2	6.25%
3	3.50%
4	2.50%
5	0.50%
6	0.50%
7+	0.00%
Monthly Deductions
On the Policy Date and at the beginning of each Policy Month prior to Attained Age 100, a deduction is due from the Net Policy Value to cover certain charges described below. Monthly deductions due prior to the policy’s Effective Date will be taken on the Effective Date. Unless otherwise allowed by us and specified by you, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each of the Investment Accounts and the Fixed Account bears to the Net Policy Value.
Administration Charge. Currently we deduct a charge of $12 per Policy Month, which is guaranteed never to be exceeded. This charge is intended to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a policy.
Cost of Insurance Charge. A monthly charge for the cost of insurance is paid to us and is determined by multiplying a cost of insurance rate by the net amount at risk at the beginning of each Policy Month.
Death Benefit Option 1. The net amount at risk is equal to the greater of zero, or (a) minus (b), where
(a) is the applicable death benefit amount on the first day of the month, divided by 1.0024663; and
(b) is the Policy Value attributed to that death benefit amount on the first day of the month.
Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance.
Cost of insurance rates and net amounts at risk are determined separately for each Coverage Amount and for the excess of the death benefit over the Face Amount (the Face Amount is the sum of the Coverage Amounts).
Attribution of Policy Value for Net Amounts at Risk. To determine the net amounts at risk, the Policy Value will be attributed to Coverage Amounts in the order listed in the policy. The amount of Policy Value attributed to a Coverage Amount will be limited to the amount that results in zero net amount at risk, and any excess Policy Value will then be attributed to the next listed Coverage Amount. Attribution will continue in this manner until either the entire Policy Value is attributed or the end of the list of Coverage Amounts is reached. Any remaining Policy Value will then be attributed to the excess of the death benefit over the Face Amount.
Current Cost of Insurance Rates. Cost of insurance rates are determined separately for each Coverage Amount and the excess of the death benefit over the Face Amount. There are different current cost of insurance rate bases for:
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•	Coverage Amounts having sales charges, and
•	The excess of the death benefit over the Face Amount, including any term insurance benefit under the FTIO Rider.
The cost of insurance rate in a specific Policy Month for an applicable death benefit amount will depend on:
•	the cost of insurance rate basis for the applicable death benefit amount,
•	the Life Insured’s Attained Age, sex (unless unisex rates are required by law) and smoking status on the effective date of the applicable death benefit amount,
•	the underwriting class of the applicable death benefit amount,
•	the Coverage Year, or Policy Year for the excess of the death benefit over the Face Amount,
•	any extra charges for substandard ratings, as stated in the policy.
Since the net amount of risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.
Cost of insurance rates will generally increase with the Life Insured’s age and the Coverage Year.
Cost of insurance rates reflect our expectation as to future mortality experience. They are also intended to cover our general costs of providing the policy, to the extent that these costs are not covered by other charges. Current cost of insurance rates may be changed by us on a basis that does not unfairly discriminate within the class of lives insured.
Guaranteed Maximum Cost of Insurance Rates. In no event will the cost of insurance rates we charge exceed the guaranteed maximum rates set forth in the policy, except to the extent that an extra charge is imposed for a substandard rating. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Sex Distinct (unless unisex rates are required by law) ANB Aggregate Ultimate Mortality Tables. Current cost of insurance rates may be less than the guaranteed rates.
Asset Based Risk Charge Deducted from Investment Accounts
We assess a daily charge against amounts in the Investment Accounts. This charge is intended to compensate us for insurance risks we assume under the policy, such as benefit payments and expenses that are higher than we expected. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy. The charge is a percentage of amounts in the Investment Accounts, which will reduce unit values of the sub-accounts. The charge is guaranteed never to exceed an annual rate of 0.50%. Currently, we charge the following rates:
Policy Year	Annual Rate
1-10	0.45%
11+	0.25%
Reduction in Charges and Enhanced Surrender Values
The policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a case. The size or nature of the case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of policy charges and enhancements of surrender value. Eligibility for reductions and enhancements and the amounts available will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the lives insured, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of reductions and enhancements may be guaranteed and others may be subject to restrictions or to withdrawal or modification, on a uniform case basis. We may change the nature and amount of reductions and enhancements available from time to time. Reductions and enhancements will be determined in a way that is not unfairly discriminatory to policy owners.
COMPANY TAX CONSIDERATIONS
Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the policy. We reserve the right in the future, however, to make a charge for any such tax or other
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economic burden resulting from the application of tax laws that we determine to be properly attributable to the Separate Account or to the policy.
POLICY VALUE
Determination of the Policy Value
A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.
The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks”.
Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.
Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “The General Account—Fixed Account”.
Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us that is lower than the loan interest rate charged on Policy Debt. See “Policy Loans—Loan Account”.
Units and Unit Values
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange (“NYSE”) is open for trading. We normally compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the Securities and Exchange Commission and applicable regulations.
We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify: If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the net investment factor for the that sub-account by the unit value for the immediately preceding Business Day.
The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) minus (c), where:
(a)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day;
(b)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day; and
(c)  is a charge not exceeding the daily mortality and expense risk charge shown in the “Charges and Deductions— Asset Based Risk Charge Deducted from Investment Accounts” section.
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The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.
Transfers of Policy Value
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money
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Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.
We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Transfers Involving Fixed Account.
While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:
•	within eighteen months after the Issue Date; or
•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
•	within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.
The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.
Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.
POLICY LOANS
At any time while this policy is in force, you may borrow against the Policy Value. This policy is the only security for the loan. Policy loans may have tax consequences, see “Tax Treatment of Policy Benefits—Policy Loans”.
A policy loan will affect future Policy Values, since the portion of the Policy Value in the Loan Account will receive the loan interest credited rate rather than varying with the performance of the underlying portfolios or increasing at the Fixed Account interest credited rate. A policy loan may cause a policy to be more susceptible to lapse since it reduces the Net Cash Surrender Value from which monthly deductions are taken. A policy loan causes the amount payable upon death of the Life Insured to be reduced by the amount of outstanding Policy Debt.
Maximum Loan. The amount of any loan cannot exceed the amount that would cause the Policy Debt to equal the policy’s Cash Surrender Value less the monthly deductions due from the date of the loan to the next Policy Anniversary.
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Interest Charged on Policy Loans
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 4%.
Loan Account
When a loan is made, an amount equal to the loan will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. You may designate how this amount is allocated among the accounts. If you give no instructions, the amount transferred will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.
Interest Credited to the Loan Account. Policy Value in the Loan Account will earn interest at an effective annual rate guaranteed to be at least 3.25%. We may declare a current interest rate that is greater than this, subject to change at any time. The excess of the loan interest charged rate (4%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt.
Currently we credit loan interest rates which vary by Policy Year as follows:
Policy Years	Current Loan Interest Credited Rates	Excess Loan Interest Charged Rate
1-10	3.25%	0.75%
11+	3.75%	0.25%
Loan Account Adjustments. On the first day of each Policy Month the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. The amount transferred will be allocated to the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account or the Fixed Account bears to the Net Policy Value.
Loan Repayments. Policy Debt may be repaid, in whole or in part, at any time prior to the death of the Life Insured while the policy is in force. A loan repayment amount will be credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value.
Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.
POLICY SURRENDER AND PARTIAL WITHDRAWALS
Policy Surrender
A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any outstanding monthly deductions due minus the Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the policy and a written request for surrender at our our Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.
Partial Withdrawals
You may make a partial withdrawal of the Net Cash Surrender Value at any time. You may designate how the withdrawal amount is allocated among the Investment Account and the Fixed Account. If you give no instructions, the withdrawal amount will be allocated among the accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value.
The death benefit may be reduced as a result of a Partial Withdrawal. (See “Death Benefits—Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal”).
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LAPSE AND REINSTATEMENT
Lapse
A policy will go into default at the beginning of a Policy Month if the Net Cash Surrender Value would be zero and below after deducting the monthly deduction then due. A lapse could have adverse tax consequences as described under “Tax Considerations—Other Policy Distributions”. We will notify you of the default and will allow you a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.
Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value on the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.
Reinstatement
You may reinstate a policy that has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:
•	The policy must not have been surrendered for its Net Cash Surrender Value;
•	Evidence of the Life Insured’s insurability satisfactory to us must be provided; and
•	A premium equal to the payment required during the grace period following default to keep the policy in force is paid.
Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case.
THE GENERAL ACCOUNT
The general account of John Hancock USA consists of all assets owned by us other than those in Separate Account N and other separate accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.
By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 (“1933 Act”) and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
Fixed Account
You may elect to allocate Net Premiums to the Fixed Account or transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.
Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:
•	the portion of the Net Premiums allocated to it; plus
•	any amounts transferred to it; plus
•	interest credited to it; less
•	any charges deducted from it; less
•	any partial withdrawals from it; less
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•	any amounts transferred from it.
Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. We may declare a current interest rate in excess of the guaranteed rate, subject to change at any time.
OTHER PROVISIONS OF THE POLICY
Policy Owner Rights
Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.
While the insured person is alive, you will have a number of options under the policy. Here are some major ones:
•	Determine when and how much you invest in the various accounts
•	Borrow or withdraw amounts you have in the accounts
•	Change the beneficiary who will receive the death benefit
•	Change the amount of insurance
•	Turn in (i.e., “surrender”) the policy for the full amount of its Net Cash surrender value
•	Choose the form in which we will pay out the death benefit or other proceeds
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.
Policy Cancellation
Unless otherwise restricted by a separate agreement, you may:
•	Vary the premiums paid under the policy.
•	Change the death benefit option.
•	Change the premium allocation for future premiums.
•	Take loans and/or partial withdrawals.
•	Surrender the policy.
•	Transfer ownership to a new owner.
•	Name a contingent owner that will automatically become owner if you die before the Life Insured.
•	Change or revoke a contingent owner.
•	Change or revoke a beneficiary.
Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at our Service Office. We assume no responsibility for the validity or effects of any assignment.
Beneficiary
You may appoint one or more beneficiaries of the policy by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured’s lifetime by giving written notice in a form satisfactory to us. If the Life Insured dies and there is no surviving beneficiary, you, or your estate if you are
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the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.
Incontestability
We will not contest the validity of a policy after it has been in force during the Life Insured’s lifetime for two years from the Issue Date stated in the policy, nor will we contest the validity of an increase in Face Amount after it has been in force during the Life Insured’s lifetime for two years. If a policy has been reinstated, we can contest any misrepresentation of a fact material to the reinstatement for a period of two years after the reinstatement date.
Misstatement of Age or Sex
If the Life Insured’s stated age or sex or both in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.
Suicide Exclusion
If the Life Insured, whether sane or insane, dies by suicide within two years from the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), we will pay only the premiums paid less any partial withdrawals and any Policy Debt. If the Life Insured should die by suicide within two years after a Face Amount increase, the death benefit for the increase will be limited to the monthly deductions for the increase. At our discretion, this provision may be waived; for example, with policies purchased in conjunction with certain existing benefit plans.
Supplementary Benefits
Subject to certain requirements, one or more supplementary benefits may be added to a policy, including the FTIO Rider (see “Death Benefits—Flexible Term Insurance Option Rider”) and, in the case of a policy owned by a corporation or other similar entity, a benefit permitting a change in the Life Insured (a taxable event). More detailed information concerning this supplementary benefit may be obtained from us. There is no cost for any supplementary benefit currently offered by us, with the exception of the FTIO Rider (see “Charges and Deductions—Monthly Deductions”).
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and
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not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its
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owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until
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maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½ or
•	is attributable to the policy owner becoming disabled.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
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Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
OTHER INFORMATION
Payment of Proceeds
As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.
We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum. We may delay the payment of any policy loans, surrenders, partial withdrawals, or insurance benefit that depends on Fixed Account values for up to six months or in the case of any Investment Account for any period during which:
(i)   the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
(ii)   trading on the New York Stock Exchange is restricted
(iii)   an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets or
(iv)   the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.
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Reports to Policy Owners
Within 30 days after each Policy Anniversary, we will send you a statement showing, among other things:
•	the amount of death benefit;
•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
•	the value of the units in each Investment Account to which the Policy Value is allocated;
•	the Policy Debt and any loan interest charged since the last report;
•	the premiums paid and other policy transactions made during the period since the last report; and
•	any other information required by law.
You will also be sent an annual and a semi-annual report for each portfolio, which will include a list of the securities, held in each portfolio as required by the 1940 Act.
Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain variable investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
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The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 30% of the target premium paid in policy year 1, 5% of target premium paid in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%. Broker-dealers may also receive a service fee of up to $100 per policy per year, and an asset trail of up to .10%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Responsibilities of John Hancock USA
John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.
Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.
Voting Rights
As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policyholders having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyholders are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.
The number of shares in each sub-account for which instructions may be given by a policyholder is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.
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John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If John Hancock USA does disregard voting instructions, it will advise policyholders of that action and its reasons for such action in the next communication to policyholders.
Substitution of Portfolio Shares
It is possible that in the judgment of the Company, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.
John Hancock USA also reserves the right (i) to combine other Separate Accounts with the Separate Account, (ii) to create new Separate Accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another Separate Account and from another Separate Account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.
Records and Accounts
Our Service Office is responsible for performing all administrative functions, such as decreases, increases, surrender and partial withdrawals, and fund transfers although certain of these functions may be delegated to a third party administrator.
All records and accounts relating to the Separate Account and the portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided the Company or by McCamish Systems on behalf of us.
State Regulation
John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.
John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.
Financial statements reference
The financial statements of John Hancock USA and the Separate Account can be found in the SAI. The financial statements of John Hancock USA should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
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Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2019, and for each of the two years in the period ended December 31, 2019, appearing in this Prospectus and Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
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APPENDIX A: DEFINITIONS
Annual Premium Target: is an amount set forth in the policy that limits the amount of premium attributable to a Coverage Amount in Sales Load calculations.
Attained Age: is the Issue Age of the Life Insured plus the number of completed Policy Years.
Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.
Case: is a group of policies insuring individual lives with common employment or other relationship, independent of the policies.
Cash Surrender Value: is the Policy Value less any outstanding monthly deductions due.
Coverage Amount: is an amount of insurance coverage under the policy with a distinct effective date. The Face Amount of the policy at any time is the sum of the Coverage Amounts in effect.
Coverage Year: is a one-year period beginning on a Coverage Amount’s effective date and on each anniversary of this date. For Coverage Amounts in effect on the policy’s Effective Date, the Coverage Year is the same as the Policy Year.
Fixed Account: is the part of the Policy Value that reflects the value you have in our general account.
Investment Account: is the part of the Policy Value that reflects the value you have in one of the sub-accounts of the Separate Account.
Issue Age: is the Life Insured’s age on the birthday closest to the Policy Date.
Loan Account: is the part of the Policy Value that reflects policy loans and interest credited to the Policy Value in connection with such loans.
Minimum Initial Premium: is the sum of the monthly deductions due for the first 3 Policy Months plus the Premium Charges deductible from this amount.
Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.
Net Policy Value: is the Policy Value less the value in the Loan Account.
Net Premium: is the premium paid less the Premium Load and Sales Load.
Policy Date, Policy Anniversary, Policy Month and Policy Year: Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months, and Policy Anniversaries are measured.
Policy Debt: on any date is the aggregate amount of policy loans, including borrowed and accrued interest, less any loan repayments.
Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.
Service Office: is PO Box 192, Boston, MA 02117-0192, or such other address as we specify to you by written notice.
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In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK USA SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue - Specialty Products John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue - Specialty Products John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-800-521-1234	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-5130—1933 Act File No. 333-100567

Statement of Additional Information
dated April 27, 2020
for interests in
John Hancock Life Insurance Company (U.S.A.) Separate Account N
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting our Service Office - Specialty Products by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).
The Depositor's ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment accounts shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2019, and for each of the two years in the period ended December 31, 2019, appearing in this Prospectus and Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.
JH Distributors' principal address is 200 Berkeley Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
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We offer the policies for sale, on a continuous basis, through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2019, 2018, and 2017, was $93,867,230, $95,309,756, and $94,706,904, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
Special purchase programs for eligible classes
The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
3

4

Audited Statutory-Basis Financial Statements John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2019, 2018 and 2017 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2019, 2018 and 2017

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2019 and 2018, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2019, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 26, 2020

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2019	2018
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$47,193	$44,556
Stocks:
Preferred stocks	15	14
Common stocks	1,050	918
Investments in affiliates	2,824	2,913
Mortgage loans on real estate	11,647	12,085
Real estate:
Company occupied	161	162
Investment properties	4,045	3,851
Cash, cash equivalents and short-term investments	3,816	2,988
Policy loans	2,888	2,788
Derivatives	13,049	8,511
Receivable for collateral on derivatives	154	-
Receivable for securities	2	1
Other invested assets	9,487	9,728
Total cash and invested assets	96,331	88,515
Investment income due and accrued	701	583
Premiums due	77	65
Amounts recoverable from reinsurers	216	232
Funds held by or deposited with reinsured companies	3,042	3,188
Other reinsurance receivable	225	575
Amounts due from affiliates	246	244
Other assets	1,720	2,423
Assets held in separate accounts	140,747	124,131
Total admitted assets	$243,305	$219,956

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2019	2018
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$65,942	$64,047
Policyholders’ and beneficiaries’ funds	2,260	2,395
Consumer notes	138	154
Dividends payable to policyholders	376	393
Policy benefits in process of payment	456	445
Other amount payable on reinsurance	545	845
Other policy obligations	46	46
Total policy and contract obligations	69,763	68,325
Payable to parent and affiliates	1,934	1,309
Transfers to (from) separate account, net	(323)	(311)
Asset valuation reserve	2,798	1,981
Reinsurance in unauthorized companies	190	1
Funds withheld from unauthorized reinsurers	161	336
Interest maintenance reserve	1,557	1,373
Net deferred tax liability	101	77
Derivatives	7,297	3,719
Payables for collateral on derivatives	828	1,559
Payables for securities	520	29
Funds held under coinsurance	8,074	7,376
Other general account obligations	1,182	1,181
Obligations related to separate accounts	140,747	124,131
Total liabilities	234,829	211,086

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized;
100,000 shares issued and outstanding at December 31, 2019 and 2018)	-	-
Common stock (par value $1; 50,000,000 shares authorized;
4,728,940 shares issued and outstanding at December 31, 2019 and 2018)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	4,667	5,061
Total capital and surplus	8,476	8,870
Total liabilities and capital and surplus	$243,305	$219,956

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2019	2018	2017
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$14,948	$5,816	$18,286
Consideration for supplementary contracts with life contingencies	145	132	176
Net investment income	4,406	4,665	4,426
Amortization of interest maintenance reserve	151	179	195
Commissions and expense allowance on reinsurance ceded	638	468	1,963
Reserve adjustment on reinsurance ceded	(7,575)	(7,820)	(12,621)
Separate account administrative and contract fees	1,711	1,786	1,772
Other revenue	145	193	347
Total premiums and other revenues	14,569	5,419	14,544

Benefits paid or provided:
Death, surrender and other contract benefits, net	12,851	12,322	12,693
Annuity benefits	1,122	1,735	1,788
Disability and long-term care benefits	853	801	738
Interest and adjustments on policy or deposit-type funds	32	(52)	(318)
Payments on supplementary contracts with life contingencies	207	203	199
Increase (decrease) in life and long-term care reserves	1,863	(5,078)	1,979
Total benefits paid or provided	16,928	9,931	17,079

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,052	1,078	1,091
General expenses	1,041	1,186	1,039
Insurance taxes, licenses and fees	159	167	138
Net transfers to (from) separate accounts	(7,050)	(7,616)	(8,706)
Investment income ceded	1,577	1,052	878
Other deductions	20	(459)	153
Total insurance expenses and other deductions	(3,201)	(4,592)	(5,407)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	842	80	2,872
Dividends to policyholders	110	111	124
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	732	(31)	2,748
Federal income tax expense (benefit)	(286)	(725)	446
Income (loss) from operations before net realized capital gains (losses)	1,018	694	2,302

Net realized capital gains (losses)	198	340	(403)
Net income (loss)	$1,216	$1,034	$1,899

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2017	$5	$3,196	$585	$2,368	$6,154
Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)
Balances at December 31, 2017	5	3,219	585	4,300	8,109

Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13
Balances at December 31, 2018	5	3,219	585	5,061	8,870

Net income (loss)				1,216	1,216
Change in net unrealized capital gains (losses)				397	397
Change in net deferred income tax				(78)	(78)
Decrease (increase) in non-admitted assets				(46)	(46)
Change in liability for reinsurance in unauthorized reinsurance				(189)	(189)
Decrease (increase) in asset valuation reserves				(817)	(817)
Dividend paid to parent				(845)	(845)
Change in surplus as a result of reinsurance				(29)	(29)
Other adjustments, net			-	(3)	(3)
Balances at December 31, 2019	$5	$3,219	$585	$4,667	$8,476

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2019	2018	2017
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$15,079	$13,901	$18,819
Net investment income received	4,394	4,828	4,603
Separate account fees	1,711	1,786	1,772
Commissions and expenses allowance on reinsurance ceded	638	468	1,963
Miscellaneous income	207	668	374
Benefits and losses paid	(23,052)	(22,601)	(28,091)
Net transfers from (to) separate accounts	7,038	7,670	8,763
Commissions and expenses (paid) recovered	(3,467)	(3,763)	(3,040)
Dividends paid to policyholders	(127)	(126)	(138)
Federal and foreign income and capital gain taxes (paid) recovered	677	(617)	(846)
Net cash provided by (used in) operating activities	3,098	2,214	4,179
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	15,032	22,532	19,287
Stocks	142	566	317
Mortgage loans on real estate	1,698	880	885
Real estate	106	2,507	986
Other invested assets	1,558	2,066	624
Net gains (losses) on cash, cash equivalents and short term investments	1	(4)	4
Total investment proceeds	18,537	28,547	22,103
Cost of investments acquired:
Bonds	17,230	25,992	21,195
Stocks	105	114	459
Mortgage loans on real estate	1,261	1,975	1,179
Real estate	359	213	415
Other invested assets	1,354	2,530	1,680
Derivatives	139	12	46
Total cost of investments acquired	20,448	30,836	24,974
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(395)	(547)	217
Net (increase) decrease in policy loans	(100)	(62)	(4)
Net cash provided by (used in) investment activities	(2,406)	(2,898)	(2,658)
Financing and miscellaneous activities
Surplus notes	-	-	-
Borrowed funds	(10)	(42)	(164)
Net deposits (withdrawals) on deposit-type contracts	(135)	(288)	(34)
Dividend paid to Parent	(845)	(600)	(900)
Other cash provided (applied)	1,126	471	(171)
Net cash provided by (used in) financing and miscellaneous activities	136	(459)	(1,269)
Net increase (decrease) in cash, cash equivalents and short-term investments	828	(1,143)	252
Cash, cash equivalents and short-term investments at beginning of year	2,988	4,131	3,879
Cash, cash equivalents and short-term investments at end of year	$3,816	$2,988	$4,131
Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$(109)	$7,873	$33
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	109	(7,873)	16
Financing and miscellaneous activities related to reinsurance transactions and transfer with affiliates, net	-	-	(49)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH. Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2019, 2018 and 2017, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

●	The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2019 and 2018, the Company held reserves of $ 1,032 million and $ 1,212 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

●	Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Policies using the principle-based reserving (“PBR”) method use assumptions as outlined in the Company’s PBR Actuarial Report.

●	Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

●	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

●	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

●	For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2019 and 2018. Reserves at December 31, 2019 and 2018 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

●	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

●	Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

●	From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

●	Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values. The Company is currently assessing the impact of adopting the Valuation Manual (“VM”) guideline VM-21 – Requirements for Principle-Based Reserves for Variable Annuities for the full in-force block in 2020.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 15% and 16% of the Company’s aggregate reserve for life contracts at December 31, 2019 and 2018, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2019 and 2018, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Adoption of New Accounting Standards

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation margin payment to be collateral or a legal settlement. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 - Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies are allowed to defer adoption for three years until January 1, 2020. The Company has adopted PBR for certain products launched in 2018 and 2019. As of January 1, 2020, PBR will be implemented for all new life insurance contracts. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company is currently assessing the impact of this guidance on its financial statements.

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative.   The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions.   On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) to incorporate relevant provisions from the Covered Agreement. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement.  The Company is assessing the impact on the Company’s financial position, results of operations, and financial statement disclosures.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2019, 2018 and 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
U.S. government and agencies	$3,468	$225	$(37)	$3,656
States and political subdivisions	2,661	509	(3)	3,167
Foreign governments	2,372	70	(10)	2,432
Corporate bonds	32,496	4,123	(58)	36,561
Mortgage-backed and asset-backed securities	6,196	601	(2)	6,795
Total bonds	$47,193	$5,528	$(110)	$52,611

December 31, 2018:
U.S. government and agencies	$3,052	$123	$(16)	$3,159
States and political subdivisions	2,272	297	(13)	2,556
Foreign governments	2,370	54	(12)	2,412
Corporate bonds	31,188	1,749	(832)	32,105
Mortgage-backed and asset-backed securities	5,674	249	(106)	5,817
Total bonds	$44,556	$2,472	$(979)	$46,049

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2019, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$499	$551
Due after one year through five years	5,720	5,882
Due after five years through ten years	8,302	8,942
Due after ten years	26,476	30,441
Mortgage-backed and asset-backed securities	6,196	6,795
Total	$47,193	$52,611

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2019	2018
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$211	$265
Bonds and cash pledged in support of exchange-traded futures	344	362
Bonds and cash pledged in support of cleared interest rate swaps	880	337
Total fair value	$1,435	$964
At carrying value:
Bonds on deposit with government authorities	$14	$14
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	2,755	2,508
Total carrying value	$2,862	$2,615

At December 31, 2019 and 2018, the Company held below investment grade corporate bonds of $2,412 million and $2,856 million, with an aggregate fair value of $2,508 million and $2,830 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date.  Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms.  The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2019 and 2018, the Company had no Other-Than-Temporary Impairments (OTTI) for loan-backed and structured securities.

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2019:
U.S. government and agencies	$1,619	$(36)	$63	$(1)	$1,682	$(37)
States and political subdivisions	110	(3)	-	-	110	(3)
Foreign governments	-	-	49	(10)	49	(10)
Corporate bonds	1,074	(12)	512	(46)	1,586	(58)
Mortgage-backed and asset-backed securities	57	(1)	139	(1)	196	(2)
Total	$2,860	$(52)	$763	$(58)	$3,623	$(110)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
(in millions)
December 31, 2018:
U.S. government and agencies	$384	$(2)	$205	$(14)	$589	$(16)
States and political subdivisions	199	(5)	113	(8)	312	(13)
Foreign governments	10	-	75	(12)	85	(12)
Corporate bonds	14,077	(583)	3,429	(249)	17,506	(832)
Mortgage-backed and asset-backed securities	1,769	(51)	967	(55)	2,736	(106)
Total	$16,439	$(641)	$4,789	$(338)	$21,228	$(979)

At December 31, 2019 and 2018, there were 172 and 1,383 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $29 million and $43 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2019, 2018 and 2017, realized capital losses include $27 million, $72 million, and $3 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 13, 21, and 4 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2019, 2018 and 2017 was $0 million, $0 million, and $3 million, respectively. There were 1, 1, and 1 restructured corporate bonds for which an impairment was recognized during 2019, 2018 and 2017, respectively. The Company accrues interest income on impaired securities to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2019	2018	2017
(in millions)
Proceeds	$12,389	$28,102	$17,663
Realized gross gains	356	729	557
Realized gross losses	(50)	(407)	(33)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2019 and 2018.

Affiliate Transactions

In 2019, the company seeded certain bonds to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds had a book value of $63 million and fair value of $62 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $893 million and fair value of $943 million. The Company recognized $50 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $82 million and fair value of $93 million. The Company recognized $11 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $121 million and fair value of $130 million. The Company recognized $9 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $123 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $98 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $1,088 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Ltd (“MRBL”), for $109 million in lieu of a reinsurance cash settlement.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $27 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $3 million.

In 2018, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, JHFLLC. These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda Branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
Preferred stocks:
Nonaffiliated	$15	$4	$-	$19
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	784	283	(17)	1,050
Affiliates*	1,589	1,235	-	2,824
Total stocks	$2,388	$1,522	$(17)	$3,893

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2018:
Preferred stocks:
Nonaffiliated	$14	$1	$-	$15
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	791	157	(30)	918
Affiliates*	1,589	1,324	-	2,913
Total stocks	$2,394	$1,482	$(30)	$3,846

*Affiliates - fair value represents the carrying value

At December 31, 2019 and 2018, there were 120 and 309 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $4 million and $3 million at December 31, 2019 and 2018, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2019, 2018 and 2017, realized capital losses include $7 million, $11 million, and $2 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 132, 95, and 81 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2019 and 2018, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2019:

Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$2,863	East North Central	$1,453
Industrial	752	East South Central	276
Office buildings	3,073	Middle Atlantic	1,700
Retail	3,263	Mountain	538
Agricultural	-	New England	633
Agribusiness	223	Pacific	3,710
Mixed use	7	South Atlantic	2,275
Other	1,470	West North Central	325
Allowance	(4)	West South Central	737
		Canada / Other	4
		Allowance	(4)
Total mortgage loans on real estate	$11,647	Total mortgage loans on real estate	$11,647

December 31, 2018:

Property Type	Carrying Value	Geographic Concentration	Carrying Value
(in millions)		(in millions)
Apartments	$2,828	East North Central	$1,523
Industrial	1,020	East South Central	253
Office buildings	3,241	Middle Atlantic	1,936
Retail	3,406	Mountain	516
Agricultural	133	New England	642
Agribusiness	247	Pacific	3,823
Mixed use	7	South Atlantic	2,367
Other	1,226	West North Central	336
Allowance	(23)	West South Central	709
		Canada / Other	3
		Allowance	(23)
Total mortgage loans on real estate	$12,085	Total mortgage loans on real estate	$12,085

The aggregate mortgages outstanding to any one borrower do not exceed $378 million.

During 2019, the respective maximum and minimum lending rates for mortgage loans issued were 3.40% and 3.40% for agricultural loans and 6.38% and 2.84% for commercial loans. The Company issued no purchase money mortgages in 2019 and 2018. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2019, 2018 and 2017, respectively. The average recorded investment in impaired loans was $39 million, $56 million, and $31 million at December 31, 2019, 2018 and 2017, respectively. The Company recognized $3 million, $4 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2019, 2018 and 2017, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2019:
Recorded Investment
Current	$349	$-	$11,165	$137	$11,651
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2018:
Recorded Investment
Current	$380	$-	$11,707	$21	$12,108
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2019 and 2018. The Company was not a participant or co-lender in a mortgage loan agreement in 2019 and 2018.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2019	2018
(in millions)
AAA	$335	$279
AA	2,845	2,814
A	5,169	5,505
BBB	3,145	3,370
BB	147	61
B and lower and unrated	6	56
Total	$11,647	$12,085

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2019, the Company sold certain mortgages to an affiliate, John Hancock GA Mortgage Trust (“JHGMT”). These mortgages had a book value of $785 million and fair value of $800 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $119 million.

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2019	2018
(in millions)
Properties occupied by the company	$239	$236
Properties held for the production of income	4,996	4,730
Properties held for sale	-	-
Less accumulated depreciation	(1,029)	(953)
Total	$4,206	$4,013

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2019, 2018 and 2017, respectively.

Affiliate Transactions

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2019 and 2018.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $97 million, $39 million, and $0 million of impairments on partnerships and LLCs during the years ended December 31, 2019, 2018 and 2017, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $451 million and fair value of $459 million which resulted in a gain to operations of $8 million.

In 2019, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $35 million.

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2019 or 2018.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2019 and 2018, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2019 and 2018.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2019 or 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2019	2018	2017
(in millions)
Income:
Bonds	$2,117	$2,279	$2,146
Preferred stocks	-	-	-
Common stocks	125	126	23
Mortgage loans on real estate	569	594	610
Real estate	432	638	704
Policy loans	188	175	176
Cash, cash equivalents and short-term investments	45	38	33
Other invested assets	920	1,069	1,014
Derivatives	519	427	483
Other income	-	(21)	12
Total investment income	4,915	5,325	5,201

Expenses
Investment expenses	(331)	(424)	(509)
Investment taxes, licenses and fees, excluding federal income taxes	(51)	(76)	(93)
Investment interest expense	(42)	(48)	(50)
Depreciation on real estate and other invested assets	(85)	(112)	(123)
Total investment expenses	(509)	(660)	(775)
Net investment income	$4,406	$4,665	$4,426

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2019	2018	2017
(in millions)
Realized capital gains (losses)	$735	$730	$722
Less amount transferred to the IMR (net of related tax benefit (expense) of $(89) in 2019, $2 in 2018, and $(475) in 2017)	336	(6)	882
Realized capital gains (losses) before tax	399	736	(160)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	201	396	243
Net realized capital gains (losses)	$198	$340	$(403)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2019
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,570	$-	$-	$260	$142
	Foreign currency swaps	14	-	3	-	4
Cash flow hedges	Interest rate swaps	6,050	-	-	666	386
	Foreign currency swaps	322	34	-	46	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	2,114	-	-	170	23
	Equity total return swaps	41	-	-	8	-
Total Derivatives in Effective Hedge Accounting Relationships		$10,111	$34	$3	$1,150	$555

Other Hedging Relationships
	Interest rate swaps	$130,584	$10,762	$6,884	$10,762	$6,884
	Interest rate treasury locks	12,529	1,200	84	1,200	84
	Interest rate options	8,247	304	-	304	-
	Interest rate futures	7,784	-	-	-	-
	Foreign currency swaps	1,423	387	313	387	313
	Foreign currency forwards	540	4	1	4	1
	Foreign currency futures	843	-	-	-	-
	Equity total return swaps	310	12	9	12	9
	Equity index options	5,295	346	3	346	3
	Equity index futures	4,586	-	-	-	-
	Credit default swaps	-	-	-	-	-
Total Derivatives in Other Hedging Relationships		$172,141	$13,015	$7,294	$13,015	$7,294

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$268	$122
	Credit default swaps	-	-	-	-	-
Total Derivatives in Replication Synthetic Asset Transactions		$4,276	$-	$-	$268	$122
Total Derivatives		$186,528	$13,049	$7,297	$14,433	$7,971

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2018
(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,919	$-	$-	$259	$98
	Foreign currency swaps	17	-	3	-	5
Cash flow hedges	Interest rate swaps	6,987	-	-	484	362
	Foreign currency swaps	421	61	-	55	-
	Foreign currency forwards	66	-	-	-	7
	Interest rate treasury locks	1,351	-	-	27	12
	Equity total return swaps	32	-	-	-	6
Total Derivatives in Effective Hedge Accounting Relationships		$10,793	$61	$3	$825	$490

Other Hedging Relationships
	Interest rate swaps	$137,873	$7,336	$3,287	$7,336	$3,287
	Interest rate treasury locks	11,980	277	77	277	77
	Interest rate options	8,574	230	-	230	-
	Interest rate futures	7,977	-	-	-	-
	Foreign currency swaps	1,439	341	269	341	269
	Foreign currency forwards	718	19	14	19	14
	Foreign currency futures	1,040	-	-	-	-
	Equity total return swaps	394	11	10	11	10
	Equity index options	4,818	236	59	236	59
	Equity index futures	4,178	-	-	-	-
	Credit default swaps	-	-	-	-	-
Total Derivatives in Other Hedging Relationships		$178,991	$8,450	$3,716	$8,450	$3,716

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$19	$188
	Credit default swaps	-	-	-	-	-
Total Derivatives in Replication Synthetic Asset Transactions		$3,135	$-	$-	$19	$188
Total Derivatives		$192,919	$8,511	$3,719	$9,294	$4,394

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2019, 2018 and 2017, respectively, the Company recorded unrealized gains (losses) of $278 million, $231 million, and $402 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2019, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 27 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2019, 2018 and 2017 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2019	2018	2017
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(171)	$(193)	$(805)
Interest rate treasury locks	916	(417)	841
Interest rate options	89	(35)	(73)
Interest rate futures	(379)	212	-
Foreign currency swaps	18	-	6
Foreign currency forwards	(2)	6	(11)
Foreign currency futures	5	(11)	-
Equity total return swaps	(15)	9	3
Equity index options	177	(133)	102
Equity index futures	(169)	121	-
Credit default swaps	-	-	-
Total net unrealized capital gain (loss)	$469	$(441)	$63

Net realized capital gain (loss):
Interest rate swaps	$11	$(225)	$874
Interest rate treasury locks	428	43	34
Interest rate options	(17)	(5)	(3)
Interest rate futures	873	(411)	273
Foreign currency swaps	6	4	4
Foreign currency forwards	21	(16)	16
Foreign currency futures	18	61	(111)
Equity total return swaps	(17)	(2)	(9)
Equity index options	(1)	49	22
Equity index futures	(944)	157	(1,104)
Credit default swaps	1	-	-
Total net realized capital gain (loss)	$379	$(345)	$(4)
Total gain (loss) from derivatives in other hedging relationships	$848	$(786)	$59

The table above does not include unrealized gains (losses) of $17 million, ($28) million, $9 million and realized gains (losses) of $6 million, $12 million and $12 million for the years ended December 31, 2019, 2018 and 2017, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of $36 million, ($229) million, and $872 million (including $23 million, ($226) million, and $874 million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2019, 2018 and 2017, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The Company had no CDS protection sold at December 31, 2019 and 2018.

The Company held no purchased credit protection at December 31, 2019 and 2018. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2019 and 2018, the Company accepted collateral consisting of cash of $828 million and $1,559 million, and various securities with a fair value of $6,105 million and $3,280 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2020	$98
2021	-
2022	-
2023	-
Thereafter	-
Total Future Settled Premiums	$98

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
(in millions)
Prior Year	$66	$(48)	$17
Current Year	$98	$64	$162

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2019 and 2018, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $310 million and $266 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2019 and 2018, the equity total return swap agreements with MLI had a fair value of $17 million and ($14) million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with JHRECO.  The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the IMR and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

●	Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

●	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

●	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

●	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

●	Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$5	$5	$-	$-	$5	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	5	5	-	-	5	-
Preferred stocks:
Industrial and misc	3	3	-	-	3	-
Total preferred stocks	3	3	-	-	3	-
Common stocks:
Industrial and misc	1,050	1,050	961	-	89	-
Total common stocks	1,050	1,050	961	-	89	-
Derivatives:
Interest rate swaps	10,762	10,762	-	10,737	25	-
Interest rate treasury locks	1,200	1,200	-	229	971	-
Interest rate options	304	304	-	76	228	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	387	387	-	387	-	-
Foreign currency forwards	4	4	-	4	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	12	12	-	-	12	-
Equity index options	346	346	-	346	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	13,015	13,015	-	11,779	1,236	-
Assets held in separate accounts	140,747	140,747	136,201	2,730	1,816	-
Total assets	$154,820	$154,820	$137,162	$14,509	$3,149	$-

Liabilities:
Derivatives:
Interest rate swaps	$6,884	$6,884	$-	$6,787	$97	$-
Interest rate treasury locks	84	84	-	-	84	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	313	313	-	313	-	-
Foreign currency forwards	1	1	-	1	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	9	9	-	-	9	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	7,294	7,294	-	7,104	190	-
Liabilities held in separate accounts	140,747	140,747	136,201	2,730	1,816	-
Total liabilities	$148,041	$148,041	$136,201	$9,834	$2,006	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$31	$31	$-	$25	$6	$-
Loan-backed and structured securities	-	-	-	-	-	-
Total bonds with NAIC 6 rating	31	31	-	25	6	-
Preferred stocks:
Industrial and misc	3	3	-	-	3	-
Total preferred stocks	3	3	-	-	3	-
Common stocks:
Industrial and misc	918	918	807	-	111	-
Total common stocks	918	918	807	-	111	-
Derivatives:
Interest rate swaps	7,336	7,336	-	7,336	-	-
Interest rate treasury locks	277	277	-	12	265	-
Interest rate options	230	230	-	91	139	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	341	341	-	341	-	-
Foreign currency forwards	19	19	-	19	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	11	11	-	-	11	-
Equity index options	236	236	-	236	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	8,450	8,450	-	8,035	415	-
Assets held in separate accounts	124,131	124,131	119,774	2,553	1,804	-
Total assets	$133,533	$133,533	$120,581	$10,613	$2,339	$-

Liabilities:
Derivatives:
Interest rate swaps	$3,287	$3,287	$-	$3,232	$55	$-
Interest rate treasury locks	77	77	-	17	60	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	269	269	-	269	-	-
Foreign currency forwards	14	14	-	14	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	10	10	-	-	10	-
Equity index options	59	59	-	59	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-
Total derivatives	3,716	3,716	-	3,591	125	-
Liabilities held in separate accounts	124,131	124,131	119,774	2,553	1,804	-
Total liabilities	$127,847	$127,847	$119,774	$6,144	$1,929	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2019
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$47,188	$50,177	$-	$47,652	$2,525
Preferred stocks	12	16	-	-	16
Mortgage loans on real estate	11,647	12,735	-	-	12,735
Cash, cash equivalents and short term investments	3,816	3,816	2,864	952	-
Policy loans	2,888	2,888	-	2,888	-
Derivatives in effective hedge accounting and RSAT relationships	34	1,418	-	1,270	148
Total assets	$65,585	$71,050	$2,864	$52,762	$15,424

Liabilities:
Consumer notes	$138	$162	$-	$-	$162
Borrowed money	-	-	-	-	-
Policy reserves	1,268	1,267	-	-	1,267
Policyholders’ and beneficiaries’ funds	795	960	-	960	-
Derivatives in effective hedge accounting and RSAT relationships	3	677	-	310	367
Total liabilities	$2,204	$3,066	$-	$1,270	$1,796

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$44,525	$43,579	$-	$40,875	$2,704
Preferred stocks	11	12	-	-	12
Mortgage loans on real estate	12,085	12,199	-	-	12,199
Cash, cash equivalents and short term investments	2,988	2,988	2,381	607	-
Policy loans	2,788	2,788	-	2,788	-
Derivatives in effective hedge accounting and RSAT relationships	61	844	-	816	28
Total assets	$62,458	$62,410	$2,381	$45,086	$14,943

Liabilities:
Consumer notes	$154	$176	$-	$-	$176
Borrowed money	-	-	-	-	-
Policy reserves	1,322	1,306	-	-	1,306
Policyholders’ and beneficiaries’ funds	796	961	-	961	-
Derivatives in effective hedge accounting and RSAT relationships	3	678	-	438	240
Total liabilities	$2,275	$3,121	$-	$1,399	$1,722

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,429 million and $2,439 million at December 31, 2019 and 2018, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2019, 2018 and 2017, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers

	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$6	$-	$-	$-	$-	$-	$(1)	$-	$-	$-	$5
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	6	-	-	-	-	-	(1)	-	-	-	5
Preferred stocks:
Industrial and misc	3	-	-	-	-	-	-	-	-	-	3
Total preferred stocks	3	-	-	-	-	-	-	-	-	-	3
Common stocks:
Industrial and misc	111	14	(18)	-	1	-	(19)	-	-	-	89
Total common stocks	111	14	(18)	-	1	-	(19)	-	-	-	89

Net derivatives	290	425	752	-	10	-	-	(425)	-	(6)	1,046
Separate account assets/liabilities	1,804	26	-	-	35	-	(55)	-	6	-	1,816
Total	$2,214	$465	$734	$-	$46	$-	$(75)	$(425)	$6	$(6)	$2,959

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers

	Balance at January 1, 2018	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2018
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3
Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111
Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111

Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804
Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers

	Balance at January 1, 2017	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2017
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6
Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-
Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134
Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134

Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844
Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums earned
Direct	$20,649	$20,067	$20,392
Assumed	519	603	605
Ceded	(6,220)	(14,854)	(2,711)
Net	$14,948	$5,816	$18,286
Benefits to policyholders ceded	$(15,433)	$(15,881)	$(16,741)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2019, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2019, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2019, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $5,603 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(233)	$(219)	$(224)
Premiums assumed	93	88	91
Benefits ceded	(601)	(594)	(636)
Benefits assumed	240	238	254

Other reinsurance receivable (payable)	-	-	(1)
Funds held by or deposited with reinsured companies	3,038	3,183	3,316

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded, net	$(1)	$(2,792)	$(3)
Benefits ceded, net	(623)	(541)	(418)
Other reinsurance receivable	81	96	68
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual pay-out annuities.  The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus.  Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016.   The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2019	2018
(in millions)
Premiums ceded, net	$-	$(5,317)
Benefits ceded, net	(474)	(134)

Funds held by or deposited with reinsured companies	-	-
Other reinsurance receivable	45	20
Other amounts payable on reinsurance	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities.  The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The Company has a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. On May 29, 2019, the State of Michigan Department of Insurance and Financial Services (“DFIS”) revoked SRUS status as an accredited reinsurer in Michigan. As of December 31, 2019, the Company has established full provisions to offset the reserve credit and net reinsurance receivable related to the various agreements with SRUS. Refer to the subsequent events note for further details on the status of the rehabilitation proceedings.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded, net	$(159)	$(167)	$(177)
Benefits ceded, net	(396)	(408)	(424)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	42	39	46
Other amounts payable on reinsurance	3	5	4
Treaty settlement received (paid)*	207	208	227

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(510)	$(501)	$(256)
Premiums ceded, impact of treaty recaptured	-	-	3,718
Benefits ceded	(615)	(573)	(782)

Other reinsurance receivable	-	13	2
Other amounts payable on reinsurance	-	-	-
Funds held under coinsurance	7,771	7,131	7,048
Treaty settlement received (paid)*	5	20	(8)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the pay-out annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,306 million and $9,038 million at December 31, 2019 and 2018, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $7,766 million and $7,131 million at December 31, 2019 and 2018, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(3,243)	$(3,763)	$(3,320)
Benefits ceded	(10,026)	(10,700)	(11,653)

Other reinsurance receivable	7	185	25
Other amounts payable on reinsurance	367	660	389
Funds withheld from unauthorized reinsurers	16	7	-
Funds held under coinsurance	81	143	141
Treaty settlement received (paid)*	(448)	178	480

* Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $2,063 million and $1,989 million as a coinsurance reserve and JHUSA holds $249 million and $420 million as a modified coinsurance reserve at December 31, 2019 and 2018, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to Actuarial Guideline 43 (“AG 43”). The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $16 million and $7 million at December 31, 2019 and 2018, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(102)	$(133)	$(255)
Benefits ceded	(623)	(595)	(545)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	7	7	7
Funds withheld from unauthorized reinsurers	145	329	66
Treaty settlement received (paid)*	(30)	(30)	(28)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further universal life and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(27)	$(28)	$(27)
Premiums assumed	-	-	-
Benefits ceded	(24)	(22)	(19)
Benefits assumed	19	19	22

Other reinsurance receivable	1	-	-
Other amounts payable on reinsurance	4	5	7
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)*	(22)	(23)	(28)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2019	2018	2017
(in millions)
Premiums ceded	$(150)	$(135)	$(373)
Premiums assumed	-	-	-
Benefits ceded	(22)	(17)	(14)
Benefits assumed	-	-	-

Other reinsurance receivable	7	-	-
Other amounts payable on reinsurance	-	22	18
Funds held under coinsurance	222	102	50
Treaty settlement received (paid)*	(6)	(68)	(55)

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years. Subsequent amendment added additional term contracts.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2019.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2019
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,534	$69	$1,603
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,413	69	1,482
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,413	69	1,482
(f) Deferred tax liabilities	1,489	94	1,583
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(76)	$(25)	$(101)

	December 31, 2018
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,674	$67	$1,741
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,553	67	1,620
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,553	67	1,620
(f) Deferred tax liabilities	1,628	69	1,697
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(75)	$(2)	$(77)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$(140)	$2	$(138)
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	(140)	2	(138)
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	(140)	2	(138)
(f) Deferred tax liabilities	(139)	25	(114)
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(1)	$(23)	$(24)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2019. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2019
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$58	$58
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	354	-	354
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	354	-	354
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,269	-	1,269
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,059	11	1,070
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,413	$69	$1,482

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$65	$65
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	649	-	649
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	649	-	649
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,328	-	1,328
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	904	2	906
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,553	$67	$1,620

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$(7)	$(7)
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(295)	-	(295)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(295)	-	(295)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	(59)	-	(59)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	155	9	164
(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(140)	$2	$(138)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2019	2018
(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	845%	800%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,461	$8,854

Impact of tax planning strategies is as follows:

	December 31, 2019
	(1)	(2)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,413	$69
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,413	$69
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2018
	(3)	(4)

	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,553	$67
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,553	$67
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital
(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(140)	$2
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(140)	$2
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2019	2018	Change
(in millions)

1. Current income tax
(a) Federal	$(286)	$(725)	$439
(b) Foreign	-	-	-
(c) Subtotal	(286)	(725)	439
(d) Federal income tax on net capital gains	201	396	(195)
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-
(g) Federal and foreign income taxes incurred	$(85)	$(329)	$244

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2019	2018	Change
(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	665	654	11
(4) Investments	80	72	8
(5) Deferred acquisition costs	462	412	50
(6) Policyholder dividends accrual	49	53	(4)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	32	34	(2)
(9) Pension accrual	18	17	1
(10) Receivables - nonadmitted	59	54	5
(11) Net operating loss carryforward	-	35	(35)
(12) Tax credit carry-forward	121	333	(212)
(13) Other (including items <5% of total ordinary tax assets)	48	10	38
(99) Subtotal	$1,534	$1,674	$(140)

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-
(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,413	$1,553	$(140)

(e) Capital:
(1) Investments	$69	$67	$2
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-
(99) Subtotal	$69	$67	$2

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-
(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$69	$67	$2
(i) Admitted deferred tax assets (2(d)+2(h))	$1,482	$1,620	$(138)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,100	$1,150	$(50)
(2) Fixed assets	18	18	-
(3) Deferred and uncollected premium	12	9	3
(4) Policyholder reserves	256	324	(68)
(5) Other (including items <5% of total ordinary tax liabilities)	103	127	(24)
(99) Subtotal	$1,489	$1,628	$(139)
(b) Capital:
(1) Investments	$94	$69	$25
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-
(99) Subtotal	$94	$69	$25

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,583	$1,697	$(114)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(101)	$(77)	$(24)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2019	2018	Change
(in millions)

Total deferred tax assets	$1,482	$1,620	$(138)
Total deferred tax liabilities	1,583	1,697	(114)
Net deferred tax assets (liabilities)	$(101)	$(77)	$(24)
Tax effect of unrealized gains and losses			(126)
Tax effect of unrealized foreign exchange gains (losses)			(2)
Other			182
Change in net deferred income taxes			$(78)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% for 2019 and 2018 and 35% for 2017 to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2019	2018	2017
(in millions)

Ordinary provisions computed at statutory rate	$221	$(7)	$962
Net realized capital gains (losses) before IMR at statutory rate	87	153	253
Change in nonadmitted assets	-	-	-
Reinsurance	(49)	77	22
Valuation allowance	-	-	-
Tax-exempt income	(22)	1	(22)
Nondeductible expenses	2	2	1
Foreign tax expense gross up	6	5	8
Amortization of IMR	(32)	(138)	(68)
Tax recorded in surplus	(11)	14	68
Dividend received deduction	(134)	(159)	(184)
Investment in subsidiaries	(16)	(18)	(25)
Prior year adjustment	(19)	(69)	(151)
Tax credits	(27)	(23)	(24)
Change in tax reserve	(13)	33	4
Pension	-	-	-
Tax rate change	-	(185)	570
Other	-	2	1
Total	$(7)	$(312)	$1,415

Federal and foreign income taxes incurred	$(286)	$(725)	$446
Capital gains tax	201	396	243
Change in net deferred income taxes	78	17	726
Total statutory income tax expense (benefit)	$(7)	$(312)	$1,415

As of December 31, 2019, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount
(in millions)

Affordable Housing Tax Credits	2007	2027	19
	2008	2028	53
	2009	2029	49
			$121

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision was repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $0 million and $323 million for the years 2019, 2018 and 2017 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company of New York
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	John Hancock Natural Resource Corp.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.

John Hancock Assignment Company	JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency Inc.)
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.
John Hancock Funding Company LLC

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are $52 million and ($47) million at December 31, 2019 and 2018, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”), and currently tax years 2014 – 2018 are under audit.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2019	2018
(in millions)

Balance at beginning of year	$108	$60
Additions based on tax positions related to the current year	1	2
Payments	-	-
Additions for tax positions of prior years	-	48
Reductions for tax positions of prior years	(38)	(2)
Balance at end of year	$71	$108

Included in the balances as of December 31, 2019 and 2018, are $71 million and $108 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2019 and 2018, are $0 million and ($1) million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, ($3) million, and ($10) million of interest expense / (benefit) for the years ended December 31, 2019, 2018 and 2017, respectively. The Company had approximately $7 million and $6 million accrued for interest as of December 31, 2019 and 2018, respectively. The Company did not recognize any material penalties for the years ended December 31, 2019, 2018 and 2017.

The Company does not have a Repatriation Transition Tax (“RTT”) liability under the Tax Cuts and Jobs Act of 2017 as the RTT was fully remitted to the IRS with the filing of the 2017 and 2018 federal income tax returns.

As of December 31, 2019, the Company reported an Alternative Minimum Tax (AMT) Credit carryforward of $34 million, all of which was recorded as a current tax recoverable. The Company expects to recover the remaining balance by 2021.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act (the “Act”) and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2019, 2018 and 2017, the Company paid ordinary dividends of $845 million, $600 million and $807 million and extraordinary dividends of $0 million, $0 million, and $93 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2019 and 2018, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2019. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2019, 2018 and 2017. Total interest paid through December 31, 2019 was $846 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month London Inter-Bank Offered Rate (“LIBOR”) plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $5 million, $5 million, and $3 million for the years ended December 31, 2019, 2018 and 2017, respectively. Total interest paid through December 31, 2019 was $29 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $216 million, $296 million, and $347 million, respectively, for the years ended December 31, 2019, 2018 and 2017.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $744 million, $748 million, and $767 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2019, 2018 and 2017, respectively, the Company received dividends of $22 million, $28 million, and $31 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $77 million, $83 million, and $72 million from JHD, $100 million, $100 million, and $0 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $251 million, $404 million, and $231 million from John Hancock Subsidiaries LLC (“JHS LLC”), and $0 million, $1 million, and $10 million from CLA CRE Opportunity Fund I LP and $0 million, $27 million and $0 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018, the Company received a return of capital of $80 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2019 and 2018, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2019, 2018 and 2017, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $586 million and $572 million at December 31, 2019 and 2018, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar- London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2019	2018
(In millions)

The Manufacturers Investment Corporation	$320	$66
John Hancock Financial Corporation	89	113
Manulife Reinsurance Limited	27	17
Manulife Reinsurance (Bermuda) Ltd.	229	141
Manulife (Michigan) Reassurance Company	7	6
John Hancock Life & Health Insurance Company	228	159
John Hancock Reassurance Company, Ltd.	65	91
John Hancock Life Insurance Company New York	520	293
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	20	25
John Hancock Subsidiaries LLC	18	24
John Hancock Insurance Agency, Inc.	6	5
Essex Corporation	1	1
John Hancock Signature Services Inc.	7	9
JH Partnership Holdings I, II LP	-	-
John Hancock Realty Advisors	3	6
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	41	47
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	39	35
Hancock Capital Investment Management LLC	8	15
John Hancock RPS, LLC	49	41
The Berkeley Financial Group, LLC	2	2
Manulife Holdings (USA), LLC	-	-
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	19	11
JH Networking Insurance Agency, Inc.	6	4
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	45	45
Hancock Natural Resource Group, Inc.	35	68
Hancock Forest Management, Inc.	6	5
John Hancock Personal Financial Services, LLC	2	1
John Hancock Funding Company LLC	(4)	(9)
Total	$1,788	$1,221

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $357 million, purchase other invested assets of $1,988 million, purchase real estate of $48 million, and issue agricultural and commercial mortgages of $22 million at December 31, 2019. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 34% of these commitments expire in 2020.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2020	$8
2021	5
2022	3
2023	2
2024	2
Thereafter	14
Total	$34

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On March 18, 2019, the court approved the $91 million settlement, and proceeds were distributed beginning in June 2019.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies first issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. This case has been consolidated with an almost identical related class action that was initiated in October 2018 against the Company in the Southern District of New York and was assigned to the same judge. Discovery has commenced in these cases. No hearings on substantive matters have been scheduled. It is too early to assess the range of potential outcomes for these lawsuits.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2019
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
0
Subject to discretionary withdrawal:
With fair value adjustment	$459	$302	$1,567	$2,328	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	123,248	123,248	85%
Total with adjustment or at fair value	461	302	124,815	125,578	87%
At book value without adjustment (minimal or no charge or adjustment)	4,479	-	-	4,479	3%
Not subject to discretionary withdrawal	14,322	205	189	14,716	10%
Total (gross)	19,262	507	125,004	144,773	100%
Reinsurance ceded	10,116	-	-	10,116
Total (net)	$9,146	$507	$125,004	$134,657
Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
0
Subject to discretionary withdrawal:
With fair value adjustment	$522	$337	$1,385	$2,244	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	109,160	109,160	83%
Total with adjustment or at fair value	524	337	110,545	111,406	85%
At book value without adjustment (minimal or no charge or adjustment)	4,937	-	-	4,937	4%
Not subject to discretionary withdrawal	14,577	207	147	14,931	11%
Total (gross)	20,038	544	110,692	131,274	100%
Reinsurance ceded	10,830	-	-	10,830
Total (net)	$9,208	$544	$110,692	$120,444
Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14.	Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2019
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$-	$-	$-	$-	$-	$-
(2) Universal Life	6,018	5,911	6,692	-	-	-
(3) Universal Life with Secondary Guarantees	14,070	12,258	24,355	-	-	-
(4) Indexed Universal Life	878	627	869	-	-	-
(5) Indexed Universal Life with Secondary Guarantees	829	706	735	-	-	-
(6) Indexed Life	-	-	-	-	-	-
(7) Other Permanent Cash Value Life Insurance	17,608	17,608	18,733	-	-	-
(8) Variable Life	-	-	23	1,957	1,927	1,957
(9) Variable Universal Life	2,963	2,944	3,054	12,947	12,647	12,697
(10) Miscellaneous Reserves	-	-	4,947	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term Policies without Cash Value	-	-	3,062	-	-	-
(2) Accidental Death Benefits	-	-	9	-	-	-
(3) Disability - Active Lives	-	-	43	-	-	-
(4) Disability - Disabled Lives	-	-	148	-	-	-
(5) Miscellaneous Reserves	-	-	320	-	-	-
C. Total (gross: direct + assumed)	$42,366	$40,054	$62,990	$14,904	$14,574	$14,654
D. Reinsurance Ceded	9,223	9,150	19,466	-	-	-
E. Total (net) (C) - (D)	$33,143	$30,904	$43,524	$14,904	$14,574	$14,654

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2018
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
A. Subject to discretionary withdrawal, surrender values, or policy loans:
(1) Term Policies with Cash Value	$-	$-	$-	$-	$-	$-
(2) Universal Life	5,772	5,747	6,360	-	-	-
(3) Universal Life with Secondary Guarantees	14,095	12,073	23,536	-	-	-
(4) Indexed Universal Life	138	124	126	-	-	-
(5) Indexed Universal Life with Secondary Guarantees	1,055	782	901	-	-	-
(6) Indexed Life	-	-	-	-	-	-
(7) Other Permanent Cash Value Life Insurance	18,005	18,005	19,155	-	-	-
(8) Variable Life	-	-	24	1,708	1,678	1,708
(9) Variable Universal Life	2,943	2,914	2,992	10,927	10,569	10,675
(10) Miscellaneous Reserves	-	-	5,167	-	-	-

B. Not subject to discretionary withdrawal or no cash values
(1) Term Policies without Cash Value	-	-	3,019	-	-	-
(2) Accidental Death Benefits	-	-	10	-	-	-
(3) Disability - Active Lives	-	-	46	-	-	-
(4) Disability - Disabled Lives	-	-	155	-	-	-
(5) Miscellaneous Reserves	-	-	364	-	-	-
C. Total (gross: direct + assumed)	$42,008	$39,645	$61,855	$12,635	$12,247	$12,383
D. Reinsurance Ceded	9,543	9,442	19,760	-	-	-
E. Total (net) (C) - (D)	$32,465	$30,203	$42,095	$12,635	$12,247	$12,383

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets
	December 31,
(in millions)	2019	2018	2019	2018
Group Annuity Contracts (401K)	$91,376	$78,443	$-	$-
Variable and Fixed Annuities	30,453	29,250	20	21
Life Insurance	15,022	12,771	-	-
Fixed Products - Institutional and stable value fund	2,009	1,743	-	-
Fixed Products - Retail	28	26	324	351
Investments - Funds	1,515	1,526	-	-
Total	$140,403	$123,759	$344	$372

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees
(in millions)
2019	$196	$67
2018	$210	$54
2017	$220	$62
2016	$231	$89
2015	$241	$59

The Company had the following variable annuities with guaranteed benefits:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,
	2019	2018
(in millions, except for ages)
Account value	$30,730	$29,577
Amount of reserve held	1,000	1,230
Net amount at risk - gross	4,670	7,778
Weighted average attained age	70	69

The following assumptions and methodology were used to determine the amounts above at December 31, 2019 and 2018:

●	Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

●	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

●	In 2019 and 2018, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

●	In 2019 and 2018, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. In 2018 the base lapse rates also varied by utilizer status. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

●	For variable annuities, the swap curve at December 31 is used for discounting in both years.

●	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2019	2018
(in millions)
Type of Fund
Equity	$26,688	$24,071
Balanced	8,787	8,365
Bonds	5,634	5,615
Money Market	360	517
Total	$41,469	$38,568

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2019			2018
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Premiums, deposits and other considerations	$-	$14,538	$14,538	$-	$14,007	$14,007
Reserves for accounts with assets at:
Fair value	507	139,658	140,165	544	123,076	123,620
Amortized cost	-	-	-	-	-	-
Total	$507	$139,658	$140,165	$544	$123,076	$123,620

	December 31,
	2019			2018
	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$302	$1,567	$1,869	$337	$1,385	$1,722
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,240	1,240	-	1,329	1,329
At fair value	-	134,458	134,458	-	118,543	118,543
At book value without fair value adjustments and with current surrender charge of less than 5%	-	2,204	2,204	-	1,671	1,671
Subtotal	302	139,469	139,771	337	122,928	123,265
Not subject to discretionary withdrawal	205	189	394	207	148	355
Total	$507	$139,658	$140,165	$544	$123,076	$123,620

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2019	2018	2017

(in millions)
Transfers to separate accounts	$16,277	$15,071	$17,679
Transfers from separate accounts	23,327	22,687	26,385
Net transfers to (from) separate accounts	$(7,050)	$(7,616)	$(8,706)

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $30 million, $26 million, and $34 million in 2019, 2018 and 2017, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2019, 2018 and 2017, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $313 million and $308 million at December 31, 2019 and 2018, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During 2018, the Company implemented its North American voluntary early retirement program.  The program resulted in the voluntary separation of 229 employees in the U.S. by the end of 2019.  A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018.  This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2019, 2018 and 2017, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2019 and 2018 was $127 million and $108 million, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2019 and 2018 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2019, 2018 and 2017, respectively.

17. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2019, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2019, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2019, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2019. At December 31, 2019, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2019, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2019, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $4 million and $3 million for the years ended December 31, 2019 and 2018.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. Effective June 13, 2019, the agreement was terminated, and the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 31, 2019 and 2018 was $138 million and $154 million, respectively. Interest ranging from 4.9% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2020-$0 million; 2021-$0 million; 2022-$13 million; 2023-$33 million; 2024-$0 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $4 million, $10 million, and $11 million in 2019, 2018 and 2017, respectively. Interest paid amounted to $6 million, $8 million, and $11 million in 2019, 2018 and 2017, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $0 million, $0 million, and $7 million for the years ended December 31, 2019, 2018 and 2017, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $0 million, $0 million, and $3 million for the years ended December 31, 2019, 2018 and 2017, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The senior note was fully repaid on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million, $1 million, and $1 million for the years ended December 31, 2019, 2018 and 2017, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2019
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$451

	December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account
(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$430

FHLBI membership stock of $0 million and $0 million was classified as not eligible for redemption for the years ended December 31, 2019 and 2018, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2019
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$-	$-	$-
(b) Separate account	-	-	-
(c) Total collateral pledged	$-	$-	$-

December 31, 2018
(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing
(a) General account	$-	$-	$-
(b) Separate account	-	-	-
(c) Total collateral pledged	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the maximum collateral pledged to the FHLBI during the year:

December 31, 2019
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$572	$526	$300
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$572	$526	$300

December 31, 2018
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
(a) General account	$-	$-	$-
(b) Separate account	-	-	-
(c) Total maximum collateral pledged	$-	$-	$-

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2019
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established
(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2019 was $300 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2019	2018
(in millions)

Assets:
Bonds	$2,145	$2,222
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	429	327
Real estate	668	661
Cash, cash equivalents and short-term investments	5	332
Policy loans	1,780	1,734
Other invested assets	437	407
Total cash and invested assets	5,464	5,683
Investment income due and accrued	113	110
Premiums due	4	4
Net deferred tax asset	35	32
Other closed block assets	7	372
Total closed block assets	$5,623	$6,201
Obligations:
Policy reserves	5,346	5,407
Policyholders’ and beneficiaries’ funds	56	58
Dividends payable to policyholders	295	304
Policy benefits in process of payment	65	61
Other policy obligations	2	6
Other closed block obligations	192	663
Total closed block obligations	$5,956	$6,499

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2019 financial statements through March 26, 2020, the date the financial statements were issued.

The Company reached a settlement agreement with the Receiver of SRUS, in rehabilitation, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were commuted and terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. The Company expects to record an increase in pre-tax income of approximately $130 to $160 million comprised of the cash payment and the reversal of provisions previously established for the term coinsurance business.

A U D I T E D F I N A N C I A L S T A T E M E N T S

John Hancock Life Insurance Company (U.S.A.) Separate Account N

December 31, 2019

1 of 68

John Hancock Life Insurance Company (U.S.A.)

Separate Account N

Audited Financial Statements

December 31, 2019

2 of 68

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account N

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account N (the "Separate Account"), as of December 31, 2019, and the related statements of operations and changes in contract owners' equity for the two years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019 and the results of its operations and changes in contract owners' equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1987.

Boston, Massachusetts

March 26, 2020

3 of 68

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A) Separate Account N

500 Index Fund Series NAV	Managed Volatility Aggressive Portfolio Series I
Active Bond Trust Series I	Managed Volatility Aggressive Portfolio Series NAV
Active Bond Trust Series NAV	Managed Volatility Balanced Portfolio Series I
American Asset Allocation Trust Series I	Managed Volatility Balanced Portfolio Series NAV
American Global Growth Trust Series I	Managed Volatility Conservative Portfolio Series I
American Growth Trust Series I	Managed Volatility Conservative Portfolio Series NAV
American Growth-Income Trust Series I	Managed Volatility Growth Portfolio Series I
American International Trust Series I	Managed Volatility Growth Portfolio Series NAV
Blue Chip Growth Trust Series I	Managed Volatility Moderate Portfolio Series I
Blue Chip Growth Trust Series NAV	Managed Volatility Moderate Portfolio Series NAV
Capital Appreciation Trust Series I	Mid Cap Index Trust Series I
Capital Appreciation Trust Series NAV	Mid Cap Index Trust Series NAV
Capital Appreciation Value Trust Series I	Mid Cap Stock Trust Series I
Capital Appreciation Value Trust Series NAV	Mid Cap Stock Trust Series NAV
Core Bond Trust Series I	Mid Value Trust Series I
Core Bond Trust Series NAV	Mid Value Trust Series NAV
Emerging Markets Value Trust Series I	Money Market Trust Series I
Emerging Markets Value Trust Series NAV	Money-Market Trust Series NAV
Equity Income Trust Series I	PIMCO All Asset
Equity Income Trust Series NAV	Real Estate Securities Trust Series I
Financial Industries Trust Series I	Real Estate Securities Trust Series NAV
Financial Industries Trust Series NAV	Science & Technology Trust Series I
Fundamental All Cap Core Trust Series I	Science & Technology Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Select Bond Trust Series I
Fundamental Large Cap Value Trust Series I	Select Bond Trust Series NAV
Fundamental Large Cap Value Trust Series NAV	Short Term Government Income Trust Series I
Global Bond Trust Series I	Short Term Government Income Trust Series NAV
Global Bond Trust Series NAV	Small Cap Index Trust Series I
Global Trust Series I	Small Cap Index Trust Series NAV
Global Trust Series NAV	Small Cap Opportunities Trust Series I
Health Sciences Trust Series I	Small Cap Opportunities Trust Series NAV
Health Sciences Trust Series NAV	Small Cap Stock Trust Series I
High Yield Trust Series I	Small Cap Stock Trust Series NAV
High Yield Trust Series NAV	Small Cap Value Trust Series I
International Equity Index Series I	Small Cap Value Trust Series NAV
International Equity Index Series NAV	Small Company Value Trust Series I
International Small Company Trust Series I	Small Company Value Trust Series NAV
International Small Company Trust Series NAV	Strategic Income Opportunities Trust Series I
International Value Trust Series I	Strategic Income Opportunities Trust Series NAV
International Value Trust Series NAV	Total Bond Market Series Trust NAV
Investment Quality Bond Trust Series I	Total Stock Market Index Trust Series I

4 of 68

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A) Separate Account N

Investment Quality Bond Trust Series NAV	Total Stock Market Index Trust Series NAV
Lifestyle Balanced Portfolio Series NAV	Ultra Short Term Bond Trust Series I
Lifestyle Growth Portfolio Series I	Ultra Short Term Bond Trust Series NAV
Lifestyle Growth Portfolio Series NAV
Lifestyle Moderate Portfolio Series NAV
M Capital Appreciation
M Large Cap Growth

5 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

				American Asset	American Global
	500 Index Fund	Active Bond Trust	Active Bond Trust	Allocation Trust	Growth Trust Series	American Growth
	Series NAV	Series I	Series NAV	Series I	I	Trust Series I
Total Assets

Investments at fair value	$94,354,109	$648,466	$1,157,161	$10,754,083	$2,136,337	$14,830,414

Units outstanding	1,646,870	26,800	13,650	509,142	85,836	353,730
Unit value	$57.29	$24.20	$84.77	$21.12	$24.89	$41.93
Shares	2,493,502	66,238	118,078	854,856	129,554	844,557
Cost	$74,112,160	$641,012	$1,125,377	$11,091,475	$2,001,953	$15,484,326

See accompanying notes.

6 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	American Growth-	American
	Income Trust Series	International Trust	Blue Chip Growth	Blue Chip Growth	Capital Appreciation	Capital Appreciation
	I	Series I	Trust Series I	Trust Series NAV	Trust Series I	Trust Series NAV
Total Assets

Investments at fair value	$11,171,834	$7,880,610	$11,091,977	$70,620,974	$7,432,263	$3,025,431

Units outstanding	269,324	283,725	124,335	285,330	161,870	62,578
Unit value	$41.48	$27.78	$89.21	$247.51	$45.92	$48.35
Shares	682,041	397,408	321,973	2,048,766	1,378,898	558,197
Cost	$11,469,967	$7,976,821	$10,302,845	$72,786,222	$10,448,107	$4,233,023

See accompanying notes.

7 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		Capital Appreciation				Emerging Markets
	Capital Appreciation	Value Trust Series	Core Bond Trust	Core Bond Trust	Emerging Markets	Value Trust Series
	Value Trust Series I	NAV	Series I	Series NAV	Value Trust Series I	NAV
Total Assets

Investments at fair value	$1,233,391	$3,130,698	$8,520,277	$34,669,562	$1,051,437	$4,301,781

Units outstanding	45,522	108,931	384,699	1,855,062	63,460	312,163
Unit value	$27.09	$28.74	$22.15	$18.69	$16.57	$13.78
Shares	98,278	250,056	635,367	2,598,918	109,868	450,448
Cost	$1,168,463	$2,930,143	$8,345,591	$34,261,678	$1,108,356	$4,358,270

See accompanying notes.

8 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

					Fundamental All	Fundamental All
	Equity Income Trust	Equity Income Trust	Financial Industries	Financial Industries	Cap Core Trust	Cap Core Trust
	Series I	Series NAV	Trust Series I	Trust Series NAV	Series I	Series NAV
Total Assets

Investments at fair value	$8,011,669	$44,487,685	$760,938	$286,167	$175,319	$2,680,322

Units outstanding	133,140	655,585	23,654	6,644	2,989	72,382
Unit value	$60.17	$67.86	$32.17	$43.07	$58.65	$37.03
Shares	521,933	2,913,404	54,044	20,397	7,138	108,471
Cost	$8,303,169	$47,555,054	$745,076	$277,911	$170,966	$2,507,822

See accompanying notes.

9 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Fundamental Large	Fundamental Large
	Cap Value Trust	Cap Value Trust	Global Bond Trust	Global Bond Trust		Global Trust Series
	Series I	Series NAV	Series I	Series NAV	Global Trust Series I	NAV
Total Assets

Investments at fair value	$3,547,692	$9,105,907	$1,543,098	$9,910,687	$1,522,013	$3,069,273

Units outstanding	92,873	315,409	49,660	284,473	45,508	146,862
Unit value	$38.20	$28.87	$31.07	$34.84	$33.44	$20.90
Shares	153,381	393,514	125,455	809,036	75,949	153,387
Cost	$2,794,692	$7,304,340	$1,573,321	$10,181,285	$1,565,697	$3,020,728

See accompanying notes.

10 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Health Sciences	Health Sciences	High Yield Trust	High Yield Trust	International Equity	International Equity
	Trust Series I	Trust Series NAV	Series I	Series NAV	Index Series I	Index Series NAV
Total Assets

Investments at fair value	$5,557,998	$7,141,453	$2,626,340	$2,729,159	$7,617,702	$28,298,965

Units outstanding	51,822	79,521	70,562	100,052	518,592	476,451
Unit value	$107.25	$89.81	$37.22	$27.28	$14.69	$59.40
Shares	204,489	258,374	494,603	521,828	416,268	1,547,237
Cost	$5,431,827	$6,585,159	$2,620,905	$2,660,396	$6,440,759	$26,843,522

See accompanying notes.

11 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	International Small	International Small				Investment Quality
	Company Trust	Company Trust	International Value	International Value	Investment Quality	Bond Trust Series
	Series I	Series NAV	Trust Series I	Trust Series NAV	Bond Trust Series I	NAV
Total Assets

Investments at fair value	$526,293	$1,564,832	$4,222,352	$5,181,055	$3,904,115	$696,027

Units outstanding	27,892	77,503	164,989	289,148	109,168	36,999
Unit value	$18.87	$20.19	$25.59	$17.92	$35.76	$18.81
Shares	36,599	108,744	326,808	404,139	342,767	61,324
Cost	$511,781	$1,523,294	$4,124,138	$5,201,951	$3,870,525	$673,176

See accompanying notes.

12 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Lifestyle Balanced		Lifestyle Growth	Lifestyle Moderate
	Portfolio Series	Lifestyle Growth	Portfolio Series	Portfolio Series	M Capital	M Large Cap
	NAV	Portfolio Series I	NAV	NAV	Appreciation	Growth
Total Assets

Investments at fair value	$11,180	$1,029,145	$3,367,122	$74,130	$362,878	$13

Units outstanding	775	77,174	219,120	5,312	2,865	-
Unit value	$14.43	$13.34	$15.37	$13.96	$126.66	$0.00
Shares	725	60,824	199,120	4,995	14,486	-
Cost	$10,752	$989,132	$3,247,726	$72,472	$396,353	$11

See accompanying notes.

13 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

						Managed Volatility
	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility	Conservative
	Aggressive Portfolio	Aggressive Portfolio	Balanced Portfolio	Balanced Portfolio	Conservative	Portfolio Series
	Series I	Series NAV	Series I	Series NAV	Portfolio Series I	NAV
Total Assets
Investments at fair value	$1,258,261	$5,665,838	$3,764,218	$16,886,750	$1,109,150	$7,855,994

Units outstanding	35,747	232,177	94,109	730,465	29,523	381,750
Unit value	$35.20	$24.40	$40.00	$23.12	$37.57	$20.58
Shares	117,704	529,518	303,321	1,356,365	94,396	666,893
Cost	$1,217,771	$5,624,318	$3,797,213	$17,295,150	$1,067,816	$7,601,667

See accompanying notes.

14 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Managed Volatility	Managed Volatility	Managed Volatility	Managed Volatility
	Growth Portfolio	Growth Portfolio	Moderate Portfolio	Moderate Portfolio	Mid Cap Index	Mid Cap Index
	Series I	Series NAV	Series I	Series NAV	Trust Series I	Trust Series NAV
Total Assets

Investments at fair value	$2,923,915	$23,201,684	$2,024,482	$7,324,186	$10,084,720	$14,488,777

Units outstanding	76,203	982,810	49,625	323,053	174,499	347,586
Unit value	$38.37	$23.61	$40.80	$22.67	$57.79	$41.68
Shares	220,174	1,744,488	169,555	612,390	471,469	677,362
Cost	$2,966,253	$23,742,666	$2,039,805	$7,615,097	$9,952,048	$14,482,037

See accompanying notes.

15 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Mid Cap Stock Trust	Mid Cap Stock	Mid Value Trust	Mid Value Trust	Money Market Trust	Money-Market Trust
	Series I	Trust Series NAV	Series I	Series NAV	Series I	Series NAV
Total Assets

Investments at fair value	$4,487,434	$8,798,354	$4,542,025	$9,979,857	$26,285,929	$61,796,625

Units outstanding	81,156	67,518	127,097	175,374	1,225,903	5,922,138
Unit value	$55.29	$130.31	$35.74	$56.91	$21.44	$10.43
Shares	248,336	478,952	469,217	1,038,487	26,285,929	61,796,625
Cost	$4,065,664	$8,843,613	$4,814,010	$11,120,922	$26,285,929	$61,796,625

See accompanying notes.

16 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		Real Estate	Real Estate	Science &	Science &
		Securities Trust	Securities Trust	Technology Trust	Technology Trust	Select Bond Trust
	PIMCO All Asset	Series I	Series NAV	Series I	Series NAV	Series I
Total Assets

Investments at fair value	$5,553,629	$9,601,888	$14,346,206	$10,495,985	$9,290,608	$3,291,370

Units outstanding	269,335	42,382	70,696	156,118	154,096	262,554
Unit value	$20.62	$226.56	$202.93	$67.23	$60.29	$12.54
Shares	505,335	407,723	612,824	356,642	311,347	238,678
Cost	$5,342,928	$5,818,644	$12,219,350	$9,315,378	$9,524,202	$3,226,075

See accompanying notes.

17 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		Short Term	Short Term			Small Cap
	Select Bond Trust	Government Income	Government Income	Small Cap Index	Small Cap Index	Opportunities Trust
	Series NAV	Trust Series I	Trust Series NAV	Trust Series I	Trust Series NAV	Series I
Total Assets

Investments at fair value	$1,271,955	$4,923,922	$5,166,181	$4,270,074	$9,278,833	$12,842,730

Units outstanding	97,771	451,725	455,948	97,502	243,880	264,607
Unit value	$13.01	$10.90	$11.33	$43.79	$38.05	$48.54
Shares	92,304	407,947	428,018	285,815	620,243	503,242
Cost	$1,242,900	$4,959,059	$5,122,574	$4,179,845	$9,670,378	$14,424,563

See accompanying notes.

18 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Small Cap
	Opportunities Trust	Small Cap Stock	Small Cap Stock	Small Cap Value	Small Cap Value	Small Company
	Series NAV	Trust Series I	Trust Series NAV	Trust Series I	Trust Series NAV	Value Trust Series I
Total Assets

Investments at fair value	$365,032	$1,403,774	$2,496,364	$826,185	$8,609,810	$2,210,763

Units outstanding	13,764	34,812	49,236	25,157	89,324	45,971
Unit value	$26.52	$40.32	$50.70	$32.84	$96.39	$48.09
Shares	14,405	158,083	276,146	45,420	475,155	213,394
Cost	$378,805	$1,502,475	$2,668,707	$861,985	$8,899,599	$3,090,298

See accompanying notes.

19 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

	Small Company	Strategic Income	Strategic Income			Total Stock Market
	Value Trust Series	Opportunities Trust	Opportunities Trust	Total Bond Market	Total Stock Market	Index Trust Series
	NAV	Series I	Series NAV	Series Trust NAV	Index Trust Series I	NAV
Total Assets

Investments at fair value	$1,477,754	$1,746,163	$5,209,627	$22,815,282	$4,223,942	$7,141,943

Units outstanding	42,437	60,088	229,226	841,869	113,912	54,287
Unit value	$34.82	$29.06	$22.73	$27.10	$37.08	$131.56
Shares	143,471	129,154	386,471	2,198,004	175,705	297,209
Cost	$2,030,871	$1,745,051	$5,197,338	$22,071,557	$3,518,009	$6,688,842

See accompanying notes.

20 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019

		Ultra Short Term
	Ultra Short Term	Bond Trust Series
	Bond Trust Series I	NAV
Total Assets

Investments at fair value	$2,306	$907,925

Units outstanding	227	85,043
Unit value	$10.16	$10.68
Shares	200	78,881
Cost	$2,376	$908,577

See accompanying notes.

21 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$1,526,889	$1,257,614	$17,133	$22,112	$35,412	$42,287
Expenses:
Mortality and expense risk and
administrative charges	(134,133)	(127,970)	(3,149)	(3,508)	-	-
Net investment income (loss)	1,392,756	1,129,644	13,984	18,604	35,412	42,287
Realized gains (losses) on investments:

Capital gain distributions received	1,336,643	1,442,034	(3)	(6)	-	-
Net realized gain (loss)	4,955,401	4,460,630	(1,834)	(8,772)	1,898	(6,454)
Realized gains (losses)
	6,292,044	5,902,664	(1,837)	(8,778)	1,898	(6,454)
Unrealized appreciation (depreciation) during
	15,505,795	(10,980,471)	43,068	(18,932)	86,169	(38,009)
the period

Net increase (decrease) in net assets from operations	23,190,595	(3,948,163)	55,215	(9,106)	123,479	(2,176)
Changes from principal transactions:
Purchase payments	1,564,857	1,810,886	97,859	101,081	134,516	199,687
Transfers between sub-accounts and the	(781,717)	(1,731,271)	7,970	205	(35,614)	117,468
company

Transfers on general account policy loans	(417,555)	(13,995)	15,329	(2,002)	-	-
Withdrawals	(5,175,510)	(5,879,141)	(15,229)	92	(392,141)	(122)
Annual contract fee	(1,771,993)	(1,893,246)	(187,829)	(178,586)	(29,749)	(26,107)
Net increase (decrease) in net assets from principal
	(6,581,918)	(7,706,767)	(81,900)	(79,210)	(322,988)	290,926
transactions

Total increase (decrease) in net assets	16,608,677	(11,654,930)	(26,685)	(88,316)	(199,509)	288,750
Net assets at beginning of period	77,745,432	89,400,362	675,151	763,467	1,356,670	1,067,920
Net assets at end of period	$94,354,109	$77,745,432	$648,466	$675,151	$1,157,161	$1,356,670

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,733,291	1,887,547	30,449	34,088	17,492	13,693
Units issued	269,737	239,716	5,731	5,513	6,030	4,970
Units redeemed	(356,158)	(393,972)	(9,380)	(9,152)	(9,872)	(1,171)
Units, end of period	1,646,870	1,733,291	26,800	30,449	13,650	17,492

See accompanying notes.

22 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$138,387	$188,246	$12,822	$5,776	$111,317	$53,735
Expenses:
Mortality and expense risk and
administrative charges	(47,117)	(49,555)	(1,436)	(158)	(10,937)	(10,729)
Net investment income (loss)	91,270	138,691	11,386	5,618	100,380	43,006
Realized gains (losses) on investments:

Capital gain distributions received	1,243,638	1,302,055	195,473	53,488	2,509,749	2,949,997
Net realized gain (loss)	13,524	311,642	(2,923)	(1,749)	(540,969)	(557,508)
Realized gains (losses)
	1,257,162	1,613,697	192,550	51,739	1,968,780	2,392,489
Unrealized appreciation (depreciation) during
	720,243	(2,350,943)	257,726	(150,596)	1,561,215	(2,515,436)
the period

Net increase (decrease) in net assets from operations	2,068,675	(598,555)	461,662	(93,239)	3,630,375	(79,941)
Changes from principal transactions:
Purchase payments	662,735	898,117	146,444	124,713	356,503	417,574
Transfers between sub-accounts and the	(1,446,342)	(76,167)	947,780	208,301	(600,995)	(2,797,204)
company

Transfers on general account policy loans	(12,931)	24,151	(5,262)	(3,342)	24,907	(10,876)
Withdrawals	(408,383)	(395,614)	(103,294)	(127,938)	(592,975)	(180,872)
Annual contract fee	(770,269)	(919,617)	(38,977)	(40,242)	(281,637)	(311,638)
Net increase (decrease) in net assets from principal
	(1,975,190)	(469,130)	946,691	161,492	(1,094,197)	(2,883,016)
transactions

Total increase (decrease) in net assets	93,485	(1,067,685)	1,408,353	68,253	2,536,178	(2,962,957)
Net assets at beginning of period	10,660,598	11,728,283	727,984	659,731	12,294,236	15,257,193
Net assets at end of period	$10,754,083	$10,660,598	$2,136,337	$727,984	$14,830,414	$12,294,236

	2019	2018	2019	2018	2019	2018

Units, beginning of period	604,317	630,470	39,140	32,161	380,816	471,529
Units issued	30,342	58,586	55,386	30,441	67,752	108,325
Units redeemed	(125,517)	(84,739)	(8,690)	(23,462)	(94,838)	(199,038)
Units, end of period	509,142	604,317	85,836	39,140	353,730	380,816

See accompanying notes.

23 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	American Growth-Income Trust Series I		American International Trust Series I			Blue Chip Growth Trust Series I

	2019	2018	2019	2018		2019	2018
Income:

Dividend distributions received	$160,506	$146,244	$71,273	$190,885	$	- $	2,476
Expenses:
Mortality and expense risk and
administrative charges	(46,607)	(47,747)	(8,558)	(8,185)		(41,425)	(41,522)
Net investment income (loss)	113,899	98,497	62,715	182,700		(41,425)	(39,046)
Realized gains (losses) on investments:

Capital gain distributions received	1,229,419	1,643,194	559,619	303,689		1,505,358	1,403,338
Net realized gain (loss)	114,611	(311,123)	(63,916)	111,742		329,844	146,976
Realized gains (losses)
	1,344,030	1,332,071	495,703	415,431		1,835,202	1,550,314
Unrealized appreciation (depreciation) during
	818,870	(1,512,963)	843,406	(1,646,879)		931,171	(1,353,727)
the period

Net increase (decrease) in net assets from operations	2,276,799	(82,395)	1,401,824	(1,048,748)		2,724,948	157,541
Changes from principal transactions:
Purchase payments	530,860	487,510	323,763	453,016		52,201	80,416
Transfers between sub-accounts and the	(154,234)	(3,256,940)	843,155	(897,655)		(491,274)	188,688
company

Transfers on general account policy loans	(14,472)	33,240	(4,451)	(10,468)		(9,216)	(8,078)
Withdrawals	(197,757)	(553,503)	(546,053)	(94,553)		(210,241)	(136,515)
Annual contract fee	(630,703)	(667,982)	(255,479)	(271,829)		(408,196)	(412,151)
Net increase (decrease) in net assets from principal
	(466,306)	(3,957,675)	360,935	(821,489)		(1,066,726)	(287,640)
transactions

Total increase (decrease) in net assets	1,810,493	(4,040,070)	1,762,759	(1,870,237)		1,658,222	(130,099)
Net assets at beginning of period	9,361,341	13,401,411	6,117,851	7,988,088		9,433,755	9,563,854
Net assets at end of period	$11,171,834	$9,361,341	$7,880,610	$6,117,851		$11,091,977	$9,433,755

	2019	2018	2019	2018		2019	2018

Units, beginning of period	279,840	414,194	268,373	306,451		137,342	141,623
Units issued	19,057	53,746	60,683	86,790		18,962	11,398
Units redeemed	(29,573)	(188,100)	(45,331)	(124,868)		(31,969)	(15,679)
Units, end of period	269,324	279,840	283,725	268,373		124,335	137,342

See accompanying notes.

24 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$5,118	$24,374	$2,476	$22,419	$1,138	$8,083
Expenses:
Mortality and expense risk and
administrative charges	-	-	(25,533)	(31,960)	-	-
Net investment income (loss)	5,118	24,374	(23,057)	(9,541)	1,138	8,083
Realized gains (losses) on investments:

Capital gain distributions received	9,280,985	5,689,902	4,580,433	1,452,085	1,756,562	363,654
Net realized gain (loss)	(623,070)	13,989,750	(540,233)	110,835	(32,436)	(20,410)
Realized gains (losses)
	8,657,915	19,679,652	4,040,200	1,562,920	1,724,126	343,244
Unrealized appreciation (depreciation) during
	8,397,648	(17,284,882)	(2,023,790)	(1,531,168)	(1,009,352)	(368,302)
the period

Net increase (decrease) in net assets from operations	17,060,681	2,419,144	1,993,353	22,211	715,912	(16,975)
Changes from principal transactions:
Purchase payments	551,542	421,609	26,514	35,767	259,070	74,286
Transfers between sub-accounts and the	(4,789,274)	(6,194,749)	(1,704,526)	(674,999)	94,679	237,452
company

Transfers on general account policy loans	(61,498)	41,229	(981)	471	(3,772)	14,566
Withdrawals	(2,208,817)	(3,767,725)	(80,801)	(355,948)	(73,955)	(98,358)
Annual contract fee	(525,411)	(654,942)	(189,410)	(205,620)	(66,850)	(56,159)
Net increase (decrease) in net assets from principal
	(7,033,458)	(10,154,578)	(1,949,204)	(1,200,329)	209,172	171,787
transactions

Total increase (decrease) in net assets	10,027,223	(7,735,434)	44,149	(1,178,118)	925,084	154,812
Net assets at beginning of period	60,593,751	68,329,185	7,388,114	8,566,232	2,100,347	1,945,535
Net assets at end of period	$70,620,974	$60,593,751	$7,432,263	$7,388,114	$3,025,431	$2,100,347

	2019	2018	2019	2018	2019	2018

Units, beginning of period	317,840	365,708	213,043	244,298	57,726	53,085
Units issued	21,076	279,107	5,507	17,985	8,034	13,588
Units redeemed	(53,586)	(326,975)	(56,680)	(49,240)	(3,182)	(8,947)
Units, end of period	285,330	317,840	161,870	213,043	62,578	57,726

See accompanying notes.

25 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$16,435	$23,665	$42,437	$55,296	$200,028	$187,242
Expenses:
Mortality and expense risk and
administrative charges	(5,372)	(4,581)	-	-	(26,120)	(23,039)
Net investment income (loss)	11,063	19,084	42,437	55,296	173,908	164,203
Realized gains (losses) on investments:

Capital gain distributions received	73,022	84,697	177,326	183,241	1	-
Net realized gain (loss)	34,072	(215)	8,142	(14,722)	(33,604)	(81,431)
Realized gains (losses)
	107,094	84,482	185,468	168,519	(33,603)	(81,431)
Unrealized appreciation (depreciation) during
	155,734	(98,954)	375,266	(214,230)	476,567	(140,387)
the period

Net increase (decrease) in net assets from operations	273,891	4,612	603,171	9,585	616,872	(57,615)
Changes from principal transactions:
Purchase payments	3,273	2,204	84,610	50,604	37,581	109,837
Transfers between sub-accounts and the	(64,531)	(86,097)	91,032	58,429	395,893	648,071
company

Transfers on general account policy loans	-	-	(214)	(241)	805	501
Withdrawals	(292)	(1)	(5,363)	1,128	(143,445)	(232,627)
Annual contract fee	(30,165)	(23,430)	(58,586)	(59,731)	(242,083)	(259,198)
Net increase (decrease) in net assets from principal
	(91,715)	(107,324)	111,479	50,189	48,751	266,584
transactions

Total increase (decrease) in net assets	182,176	(102,712)	714,650	59,774	665,623	208,969
Net assets at beginning of period	1,051,215	1,153,927	2,416,048	2,356,274	7,854,654	7,645,685
Net assets at end of period	$1,233,391	$1,051,215	$3,130,698	$2,416,048	$8,520,277	$7,854,654

	2019	2018	2019	2018	2019	2018

Units, beginning of period	47,729	52,325	104,608	102,475	382,086	368,867
Units issued	17,476	281	9,748	22,395	72,204	173,587
Units redeemed	(19,683)	(4,877)	(5,425)	(20,262)	(69,591)	(160,368)
Units, end of period	45,522	47,729	108,931	104,608	384,699	382,086

See accompanying notes.

26 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Core Bond Trust Series NAV		Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$836,213	$662,462	$31,898	$54,149	$132,328	$107,004
Expenses:
Mortality and expense risk and
administrative charges	-	-	(2,767)	(4,670)	-	-
Net investment income (loss)	836,213	662,462	29,131	49,479	132,328	107,004
Realized gains (losses) on investments:

Capital gain distributions received	-	-	1	-	-	-
Net realized gain (loss)	(17,879)	(219,939)	(110,462)	12,513	14,003	41,776
Realized gains (losses)
	(17,879)	(219,939)	(110,461)	12,513	14,003	41,776
Unrealized appreciation (depreciation) during
	1,601,025	(544,158)	229,000	(351,219)	263,710	(702,742)
the period

Net increase (decrease) in net assets from operations	2,419,359	(101,635)	147,670	(289,227)	410,041	(553,962)
Changes from principal transactions:
Purchase payments	268,425	225,676	1,375	3,087	288,528	306,582
Transfers between sub-accounts and the	5,574,382	2,577,079	(993,488)	230,385	5,246	387,733
company

Transfers on general account policy loans	(21,840)	(16,857)	-	-	(8,561)	1,517
Withdrawals	(407,883)	(855,940)	(2)	(13,039)	(44,633)	(336,280)
Annual contract fee	(344,746)	(319,012)	(8,579)	(13,749)	(107,753)	(132,992)
Net increase (decrease) in net assets from principal
	5,068,338	1,610,946	(1,000,694)	206,684	132,827	226,560
transactions

Total increase (decrease) in net assets	7,487,697	1,509,311	(853,024)	(82,543)	542,868	(327,402)
Net assets at beginning of period	27,181,865	25,672,554	1,904,461	1,987,004	3,758,913	4,086,315
Net assets at end of period	$34,669,562	$27,181,865	$1,051,437	$1,904,461	$4,301,781	$3,758,913

	2019	2018	2019	2018	2019	2018

Units, beginning of period	1,575,653	1,480,100	126,708	114,038	302,479	284,502
Units issued	353,754	348,993	6,607	21,803	42,119	85,938
Units redeemed	(74,345)	(253,440)	(69,855)	(9,133)	(32,435)	(67,961)
Units, end of period	1,855,062	1,575,653	63,460	126,708	312,163	302,479

See accompanying notes.

27 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Equity Income Trust Series I		Equity Income Trust Series NAV		Financial Industries Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$142,390	$144,313	$859,712	$962,526	$29,022	$9,452
Expenses:
Mortality and expense risk and
administrative charges	(27,762)	(31,639)	-	-	(3,864)	(4,334)
Net investment income (loss)	114,628	112,674	859,712	962,526	25,158	5,118
Realized gains (losses) on investments:

Capital gain distributions received	564,614	947,828	3,638,954	8,282,738	38,486	51,305
Net realized gain (loss)	(428,833)	(123,318)	(1,803,267)	(3,339,608)	(4,847)	20,197
Realized gains (losses)
	135,781	824,510	1,835,687	4,943,130	33,639	71,502
Unrealized appreciation (depreciation) during
	1,282,943	(1,679,641)	6,797,213	(10,464,058)	119,866	(184,387)
the period

Net increase (decrease) in net assets from operations	1,533,352	(742,457)	9,492,612	(4,558,402)	178,663	(107,767)
Changes from principal transactions:
Purchase payments	182,897	181,050	203,501	157,686	42,116	32,046
Transfers between sub-accounts and the	236,823	(340,303)	(1,489,503)	(814,685)	82,995	(28,728)
company

Transfers on general account policy loans	(5,194)	409	(8,535)	(11,701)	(23)	(87)
Withdrawals	(162,838)	(416,540)	(1,719,466)	(2,512,901)	(60,059)	(21,766)
Annual contract fee	(553,555)	(534,411)	(336,801)	(446,876)	(94,635)	(82,496)
Net increase (decrease) in net assets from principal
	(301,867)	(1,109,795)	(3,350,804)	(3,628,477)	(29,606)	(101,031)
transactions

Total increase (decrease) in net assets	1,231,485	(1,852,252)	6,141,808	(8,186,879)	149,057	(208,798)
Net assets at beginning of period	6,780,184	8,632,436	38,345,877	46,532,756	611,881	820,679
Net assets at end of period	$8,011,669	$6,780,184	$44,487,685	$38,345,877	$760,938	$611,881

	2019	2018	2019	2018	2019	2018

Units, beginning of period	141,225	161,955	714,628	784,687	24,878	28,443
Units issued	31,349	12,957	91,140	928,785	9,004	3,850
Units redeemed	(39,434)	(33,687)	(150,183)	(998,844)	(10,228)	(7,415)
Units, end of period	133,140	141,225	655,585	714,628	23,654	24,878

See accompanying notes.

28 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$11,523	$4,681	$723	$997	$12,110	$13,785
Expenses:
Mortality and expense risk and
administrative charges	-	-	(575)	(979)	-	-
Net investment income (loss)	11,523	4,681	148	18	12,110	13,785
Realized gains (losses) on investments:

Capital gain distributions received	15,049	25,235	12,519	30,869	185,621	367,987
Net realized gain (loss)	(4,351)	55,712	(750)	42,238	20,194	62,267
Realized gains (losses)
	10,698	80,947	11,769	73,107	205,815	430,254
Unrealized appreciation (depreciation) during
	67,653	(142,420)	37,584	(94,565)	554,349	(816,816)
the period

Net increase (decrease) in net assets from operations	89,874	(56,792)	49,501	(21,440)	772,274	(372,777)
Changes from principal transactions:
Purchase payments	29,137	38,128	221	1,429	213,127	198,993
Transfers between sub-accounts and the	(49,932)	52,392	(58,860)	(154,604)	74,095	(17,171)
company

Transfers on general account policy loans	(177)	(341)	-	-	(29)	(29)
Withdrawals	(117,808)	(50,484)	(94)	(39,348)	(689,254)	(138,421)
Annual contract fee	(11,616)	(15,696)	(8,184)	(11,708)	(59,716)	(61,372)
Net increase (decrease) in net assets from principal
	(150,396)	23,999	(66,917)	(204,231)	(461,777)	(18,000)
transactions

Total increase (decrease) in net assets	(60,522)	(32,793)	(17,416)	(225,671)	310,497	(390,777)
Net assets at beginning of period	346,689	379,482	192,735	418,406	2,369,825	2,760,602
Net assets at end of period	$286,167	$346,689	$175,319	$192,735	$2,680,322	$2,369,825

	2019	2018	2019	2018	2019	2018

Units, beginning of period	10,602	9,936	4,466	8,401	87,406	88,415
Units issued	944	7,617	134	673	9,905	10,344
Units redeemed	(4,902)	(6,951)	(1,611)	(4,608)	(24,929)	(11,353)
Units, end of period	6,644	10,602	2,989	4,466	72,382	87,406

See accompanying notes.

29 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			Fundamental Large Cap Value Trust Series
	Fundamental Large Cap Value Trust Series I		NAV		Global Bond Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$37,759	$37,940	$98,339	$92,563	$96,920	$27,477
Expenses:
Mortality and expense risk and
administrative charges	(14,246)	(15,329)	-	-	(6,557)	(4,074)
Net investment income (loss)	23,513	22,611	98,339	92,563	90,363	23,403
Realized gains (losses) on investments:

Capital gain distributions received	53,137	-	130,903	-	(2)	-
Net realized gain (loss)	81,281	70,228	153,285	194,681	1,020	2,049
Realized gains (losses)
	134,418	70,228	284,188	194,681	1,018	2,049
Unrealized appreciation (depreciation) during
	783,374	(693,285)	1,976,580	(1,641,467)	(12,844)	(48,665)
the period

Net increase (decrease) in net assets from operations	941,305	(600,446)	2,359,107	(1,354,223)	78,537	(23,213)
Changes from principal transactions:
Purchase payments	142,474	133,798	409,524	483,055	31,738	37,315
Transfers between sub-accounts and the	62,085	(103,876)	84,269	(387,142)	582,421	98,011
company

Transfers on general account policy loans	1,621	(6,861)	(3,786)	(16,794)	107	106
Withdrawals	(154,727)	(10,703)	(110,055)	(322,263)	(125,446)	(1,549)
Annual contract fee	(286,673)	(269,422)	(102,603)	(118,308)	(89,266)	(61,107)
Net increase (decrease) in net assets from principal
	(235,220)	(257,064)	277,349	(361,452)	399,554	72,776
transactions

Total increase (decrease) in net assets	706,085	(857,510)	2,636,456	(1,715,675)	478,091	49,563
Net assets at beginning of period	2,841,607	3,699,117	6,469,451	8,185,126	1,065,007	1,015,444
Net assets at end of period	$3,547,692	$2,841,607	$9,105,907	$6,469,451	$1,543,098	$1,065,007

	2019	2018	2019	2018	2019	2018

Units, beginning of period	100,819	108,435	304,694	319,859	36,145	33,610
Units issued	9,073	3,449	43,668	47,269	30,854	5,603
Units redeemed	(17,019)	(11,065)	(32,953)	(62,434)	(17,339)	(3,068)
Units, end of period	92,873	100,819	315,409	304,694	49,660	36,145

See accompanying notes.

30 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Global Bond Trust Series NAV		Global Trust Series I		Global Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$614,438	$252,484	$31,950	$33,171	$64,764	$51,008
Expenses:
Mortality and expense risk and
administrative charges	-	-	(8,009)	(11,159)	-	-
Net investment income (loss)	614,438	252,484	23,941	22,012	64,764	51,008
Realized gains (losses) on investments:

Capital gain distributions received	-	1	56,991	(2)	103,911	-
Net realized gain (loss)	(24,413)	97,878	(21,582)	157,186	(3,494)	20,640
Realized gains (losses)
	(24,413)	97,879	35,409	157,184	100,417	20,640
Unrealized appreciation (depreciation) during
	8,791	(512,279)	150,489	(454,152)	230,246	(474,634)
the period

Net increase (decrease) in net assets from operations	598,816	(161,916)	209,839	(274,956)	395,427	(402,986)
Changes from principal transactions:
Purchase payments	207,596	219,683	24,098	29,903	81,099	66,173
Transfers between sub-accounts and the	356,343	635,848	(103,958)	(446,216)	389,137	223,170
company

Transfers on general account policy loans	2,294	1,753	301	(281)	(4,491)	(8,238)
Withdrawals	(354,387)	(378,354)	(37,308)	(277,693)	(76,233)	(25,103)
Annual contract fee	(126,725)	(133,361)	(85,943)	(124,022)	(73,229)	(74,198)
Net increase (decrease) in net assets from principal
	85,121	345,569	(202,810)	(818,309)	316,283	181,804
transactions

Total increase (decrease) in net assets	683,937	183,653	7,029	(1,093,265)	711,710	(221,182)
Net assets at beginning of period	9,226,750	9,043,097	1,514,984	2,608,249	2,357,563	2,578,745
Net assets at end of period	$9,910,687	$9,226,750	$1,522,013	$1,514,984	$3,069,273	$2,357,563

	2019	2018	2019	2018	2019	2018

Units, beginning of period	281,707	271,299	52,210	76,411	130,924	122,558
Units issued	70,265	98,472	7,795	14,540	23,998	25,542
Units redeemed	(67,499)	(88,064)	(14,497)	(38,741)	(8,060)	(17,176)
Units, end of period	284,473	281,707	45,508	52,210	146,862	130,924

See accompanying notes.

31 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

					For the years ended December 31,
		Health Sciences Trust Series I			Health Sciences Trust Series NAV		High Yield Trust Series I

		2019	2018		2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$	- $	-	$137,791	$160,142
Expenses:
Mortality and expense risk and
administrative charges		(19,781)	(20,230)		-	-	(9,948)	(11,169)
Net investment income (loss)		(19,781)	(20,230)		-	-	127,843	148,973
Realized gains (losses) on investments:

Capital gain distributions received		391,659	533,541		487,670	591,825	(1)	-
Net realized gain (loss)		(191,267)	(53,581)		44,615	(90,186)	(43,669)	(59,946)
Realized gains (losses)
		200,392	479,960		532,285	501,639	(43,670)	(59,946)
Unrealized appreciation (depreciation) during
		1,133,510	(446,221)		1,087,744	(379,070)	271,166	(176,232)
the period

Net increase (decrease) in net assets from operations		1,314,121	13,509		1,620,029	122,569	355,339	(87,205)
Changes from principal transactions:
Purchase payments		24,037	17,509		277,877	176,473	86,606	72,504
Transfers between sub-accounts and the		(470,688)	42,987		(29,161)	(616,006)	(66,703)	(103,350)
company

Transfers on general account policy loans		(132)	(241)		(63,540)	27,641	385	3
Withdrawals		(281,438)	(15,796)		(248,244)	(446,325)	(53,485)	(136,872)
Annual contract fee		(131,503)	(112,479)		(106,681)	(128,553)	(218,630)	(201,189)
Net increase (decrease) in net assets from principal
		(859,724)	(68,020)		(169,749)	(986,770)	(251,827)	(368,904)
transactions

Total increase (decrease) in net assets		454,397	(54,511)		1,450,280	(864,201)	103,512	(456,109)
Net assets at beginning of period		5,103,601	5,158,112		5,691,173	6,555,374	2,522,828	2,978,937
Net assets at end of period		$5,557,998	$5,103,601		$7,141,453	$5,691,173	$2,626,340	$2,522,828

		2019	2018		2019	2018	2019	2018

Units, beginning of period		61,069	61,871		81,539	94,638	78,312	89,337
Units issued		3,134	4,186		10,266	14,517	7,537	8,423
Units redeemed		(12,381)	(4,988)		(12,284)	(27,616)	(15,287)	(19,448)
Units, end of period		51,822	61,069		79,521	81,539	70,562	78,312

See accompanying notes.

32 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$145,866	$122,664	$167,357	$193,600	$546,685	$420,032
Expenses:
Mortality and expense risk and
administrative charges	-	-	(29,173)	(33,719)	-	-
Net investment income (loss)	145,866	122,664	138,184	159,881	546,685	420,032
Realized gains (losses) on investments:

Capital gain distributions received	2	-	2	2,917	-	5,983
Net realized gain (loss)	3,848	(15,419)	(2,314)	93,174	406,363	388,008
Realized gains (losses)
	3,850	(15,419)	(2,312)	96,091	406,363	393,991
Unrealized appreciation (depreciation) during
	195,694	(176,418)	1,270,217	(1,505,370)	2,619,089	(3,354,573)
the period

Net increase (decrease) in net assets from operations	345,410	(69,173)	1,406,089	(1,249,398)	3,572,137	(2,540,550)
Changes from principal transactions:
Purchase payments	138,474	71,581	18,553	41,020	383,155	310,188
Transfers between sub-accounts and the	279,544	440,232	(902,059)	(479,977)	11,023,187	532,226
company

Transfers on general account policy loans	(1,420)	(1,866)	(172)	1,756	(7,948)	(632)
Withdrawals	(13,683)	(33,768)	(136,144)	(1,706)	(1,617,802)	(137,301)
Annual contract fee	(30,243)	(18,091)	(151,468)	(170,064)	(250,910)	(289,758)
Net increase (decrease) in net assets from principal
	372,672	458,088	(1,171,290)	(608,971)	9,529,682	414,723
transactions

Total increase (decrease) in net assets	718,082	388,915	234,799	(1,858,369)	13,101,819	(2,125,827)
Net assets at beginning of period	2,011,077	1,622,162	7,382,903	9,241,272	15,197,146	17,322,973
Net assets at end of period	$2,729,159	$2,011,077	$7,617,702	$7,382,903	$28,298,965	$15,197,146

	2019	2018	2019	2018	2019	2018

Units, beginning of period	85,515	66,895	607,637	650,594	310,723	304,244
Units issued	18,407	26,575	58,470	52,072	224,355	119,106
Units redeemed	(3,870)	(7,955)	(147,515)	(95,029)	(58,627)	(112,627)
Units, end of period	100,052	85,515	518,592	607,637	476,451	310,723

See accompanying notes.

33 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			International Small Company Trust Series
	International Small Company Trust Series I		NAV		International Value Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$10,866	$10,737	$34,302	$17,379	$113,740	$123,411
Expenses:
Mortality and expense risk and
administrative charges	(3,059)	(4,449)	-	-	(15,286)	(19,456)
Net investment income (loss)	7,807	6,288	34,302	17,379	98,454	103,955
Realized gains (losses) on investments:

Capital gain distributions received	20,655	1	62,701	-	(1)	-
Net realized gain (loss)	2,176	41,681	28,183	133,615	(31,859)	155,697
Realized gains (losses)
	22,831	41,682	90,884	133,615	(31,860)	155,697
Unrealized appreciation (depreciation) during
	63,708	(180,823)	163,655	(440,086)	389,923	(1,083,965)
the period

Net increase (decrease) in net assets from operations	94,346	(132,853)	288,841	(289,092)	456,517	(824,313)
Changes from principal transactions:
Purchase payments	10,727	11,170	27,525	69,387	78,557	88,188
Transfers between sub-accounts and the	58,832	(253,023)	190,443	177,708	(396,255)	(739,304)
company

Transfers on general account policy loans	722	288	1,235	1,243	(172)	(4,904)
Withdrawals	(48,256)	(5,407)	(123,357)	(326,879)	(19,911)	(214,020)
Annual contract fee	(25,429)	(38,469)	(35,895)	(63,901)	(195,626)	(228,448)
Net increase (decrease) in net assets from principal
	(3,404)	(285,441)	59,951	(142,442)	(533,407)	(1,098,488)
transactions

Total increase (decrease) in net assets	90,942	(418,294)	348,792	(431,534)	(76,890)	(1,922,801)
Net assets at beginning of period	435,351	853,645	1,216,040	1,647,574	4,299,242	6,222,043
Net assets at end of period	$526,293	$435,351	$1,564,832	$1,216,040	$4,222,352	$4,299,242

	2019	2018	2019	2018	2019	2018

Units, beginning of period	28,135	43,760	73,902	80,027	187,925	230,516
Units issued	5,144	6,805	14,345	23,272	15,264	18,439
Units redeemed	(5,387)	(22,430)	(10,744)	(29,397)	(38,200)	(61,030)
Units, end of period	27,892	28,135	77,503	73,902	164,989	187,925

See accompanying notes.

34 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	International Value Trust Series NAV		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$146,027	$166,058	$97,786	$117,420	$18,430	$26,802
Expenses:
Mortality and expense risk and
administrative charges	-	-	(17,401)	(18,353)	-	-
Net investment income (loss)	146,027	166,058	80,385	99,067	18,430	26,802
Realized gains (losses) on investments:

Capital gain distributions received	1	-	1	29,804	1	6,535
Net realized gain (loss)	89,949	(101,142)	(16,015)	(36,084)	(1,904)	(21,555)
Realized gains (losses)
	89,950	(101,142)	(16,014)	(6,280)	(1,903)	(15,020)
Unrealized appreciation (depreciation) during
	364,827	(1,086,477)	296,191	(151,490)	51,305	(18,536)
the period

Net increase (decrease) in net assets from operations	600,804	(1,021,561)	360,562	(58,703)	67,832	(6,754)
Changes from principal transactions:
Purchase payments	62,862	107,554	67,114	73,061	42,291	65,847
Transfers between sub-accounts and the	(158,610)	(401,543)	(541,902)	473,549	(29,354)	109,825
company

Transfers on general account policy loans	109	(1,870)	978	20,990	(212)	(607)
Withdrawals	(447,868)	(603,352)	(84,919)	(652,129)	(96,065)	(240,592)
Annual contract fee	(67,780)	(102,271)	(176,545)	(185,869)	(15,878)	(22,751)
Net increase (decrease) in net assets from principal
	(611,287)	(1,001,482)	(735,274)	(270,398)	(99,218)	(88,278)
transactions

Total increase (decrease) in net assets	(10,483)	(2,023,043)	(374,712)	(329,101)	(31,386)	(95,032)
Net assets at beginning of period	5,191,538	7,214,581	4,278,827	4,607,928	727,413	822,445
Net assets at end of period	$5,181,055	$5,191,538	$3,904,115	$4,278,827	$696,027	$727,413

	2019	2018	2019	2018	2019	2018

Units, beginning of period	325,673	384,866	129,783	138,776	42,284	47,484
Units issued	52,753	51,527	4,405	16,176	10,716	15,762
Units redeemed	(89,278)	(110,720)	(25,020)	(25,169)	(16,001)	(20,962)
Units, end of period	289,148	325,673	109,168	129,783	36,999	42,284

See accompanying notes.

35 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Balanced Portfolio Series NAV		Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$216	$171	$17,979	$2,514	$60,397	$59,800
Expenses:
Mortality and expense risk and
administrative charges	-	-	(1,647)	(1,138)	-	-
Net investment income (loss)	216	171	16,332	1,376	60,397	59,800
Realized gains (losses) on investments:

Capital gain distributions received	315	-	5,497	1,421	135,696	33,706
Net realized gain (loss)	19	(241)	488	14,520	957	10,422
Realized gains (losses)
	334	(241)	5,985	15,941	136,653	44,128
Unrealized appreciation (depreciation) during
	837	(410)	50,156	(26,278)	354,691	(267,661)
the period

Net increase (decrease) in net assets from operations	1,387	(480)	72,473	(8,961)	551,741	(163,733)
Changes from principal transactions:
Purchase payments	3,838	313	438	2,371	134,409	96,164
Transfers between sub-accounts and the	(519)	6,979	853,380	(208,194)	311,088	2,001
company

Transfers on general account policy loans	-	-	-	-	671	(277)
Withdrawals	(6)	19	-	-	(61,236)	(14,580)
Annual contract fee	(297)	(54)	(4,664)	(1,557)	(70,603)	(71,231)
Net increase (decrease) in net assets from principal
	3,016	7,257	849,154	(207,380)	314,329	12,077
transactions

Total increase (decrease) in net assets	4,403	6,777	921,627	(216,341)	866,070	(151,656)
Net assets at beginning of period	6,777	-	107,518	323,859	2,501,052	2,652,708
Net assets at end of period	$11,180	$6,777	$1,029,145	$107,518	$3,367,122	$2,501,052

	2019	2018	2019	2018	2019	2018

Units, beginning of period	554	-	9,806	27,555	197,788	197,048
Units issued	280	1,089	69,168	207	31,039	23,613
Units redeemed	(59)	(535)	(1,800)	(17,956)	(9,707)	(22,873)
Units, end of period	775	554	77,174	9,806	219,120	197,788

See accompanying notes.

36 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Lifestyle Moderate Portfolio Series NAV		M Capital Appreciation			M Large Cap Growth

	2019 (c)	2018	2019	2018		2019	2018
Income:

Dividend distributions received	$1,483	$-	$1,102	$942	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	-	-	-	-		-	-
Net investment income (loss)	1,483	-	1,102	942		-	-
Realized gains (losses) on investments:

Capital gain distributions received	1,050	-	28,355	58,479		1	1
Net realized gain (loss)	34	-	(13,595)	111		-	-
Realized gains (losses)
	1,084	-	14,760	58,590		1	1
Unrealized appreciation (depreciation) during
	1,658	-	65,433	(104,586)		3	(2)
the period

Net increase (decrease) in net assets from operations	4,225	-	81,295	(45,054)		4	(1)
Changes from principal transactions:
Purchase payments	4,422	-	-	-		-	-
Transfers between sub-accounts and the	66,783	-	22,313	25,000		-	-
company

Transfers on general account policy loans	-	-	-	-		-	-
Withdrawals	1	-	-	(1)		-	-
Annual contract fee	(1,301)	-	(6,960)	(7,551)		-	-
Net increase (decrease) in net assets from principal
	69,905	-	15,353	17,448		-	-
transactions

Total increase (decrease) in net assets	74,130	-	96,648	(27,606)		4	(1)
Net assets at beginning of period	-	-	266,230	293,836		9	10
Net assets at end of period	$74,130	$-	$362,878	$266,230		$13	$9

	2019	2018	2019	2018		2019	2018

Units, beginning of period	-	-	2,708	2,566		-	-
Units issued	5,408	-	825	208		-	-
Units redeemed	(96)	-	(668)	(66)		-	-
Units, end of period	5,312	-	2,865	2,708		-	-

(c) Sub-account available in prior year but no activity.

See accompanying notes.

37 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Aggressive Portfolio		Managed Volatility Aggressive Portfolio		Managed Volatility Balanced Portfolio Series
	Series I		Series NAV			I

	2019	2018	2019	2018	2019		2018
Income:

Dividend distributions received	$16,052	$26,441	$74,395	$101,204	$71,944		$82,453
Expenses:
Mortality and expense risk and
administrative charges	(7,003)	(6,931)	-	-	(20,224)		(20,416)
Net investment income (loss)	9,049	19,510	74,395	101,204	51,720		62,037
Realized gains (losses) on investments:

Capital gain distributions received	121,932	80,633	498,931	298,764	161,251		243,860
Net realized gain (loss)	8,173	25,904	35,451	104,902	(14,485)		12,863
Realized gains (losses)
	130,105	106,537	534,382	403,666	146,766		256,723
Unrealized appreciation (depreciation) during
	80,737	(240,634)	305,475	(868,406)	373,629		(509,701)
the period

Net increase (decrease) in net assets from operations	219,891	(114,587)	914,252	(363,536)	572,115		(190,941)
Changes from principal transactions:
Purchase payments	28,518	27,832	831,920	671,593	70,632		63,440
Transfers between sub-accounts and the	(91,792)	134,541	(148,038)	(29,858)	125,187		(2,723)
company

Transfers on general account policy loans	-	-	(2,775)	(135,273)	7,797		(2,584)
Withdrawals	(5,875)	(34,027)	(49,136)	(138,475)	(25,380)		(127,199)
Annual contract fee	(55,626)	(50,766)	(227,059)	(233,971)	(306,652)		(360,354)
Net increase (decrease) in net assets from principal
	(124,775)	77,580	404,912	134,016	(128,416)		(429,420)
transactions

Total increase (decrease) in net assets	95,116	(37,007)	1,319,164	(229,520)	443,699		(620,361)
Net assets at beginning of period	1,163,145	1,200,152	4,346,674	4,576,194	3,320,519		3,940,880
Net assets at end of period	$1,258,261	$1,163,145	$5,665,838	$4,346,674	$3,764,218		$3,320,519

	2019	2018	2019	2018	2019		2018

Units, beginning of period	39,564	37,230	215,205	207,715	97,349		108,896
Units issued	2,912	6,676	37,791	60,707	7,738		7,854
Units redeemed	(6,729)	(4,342)	(20,819)	(53,217)	(10,978)		(19,401)
Units, end of period	35,747	39,564	232,177	215,205	94,109		97,349

See accompanying notes.

38 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Balanced Portfolio Series		Managed Volatility Conservative Portfolio		Managed Volatility Conservative Portfolio
	NAV		Series I		Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$330,860	$395,193	$25,884	$33,816	$186,251	$156,822
Expenses:
Mortality and expense risk and
administrative charges	-	-	(6,247)	(6,637)	-	-
Net investment income (loss)	330,860	395,193	19,637	27,179	186,251	156,822
Realized gains (losses) on investments:

Capital gain distributions received	725,979	1,112,505	-	37,899	-	152,040
Net realized gain (loss)	(360,134)	(202,149)	(11,328)	(21,419)	(5,793)	218
Realized gains (losses)
	365,845	910,356	(11,328)	16,480	(5,793)	152,258
Unrealized appreciation (depreciation) during
	1,997,774	(2,107,502)	129,870	(77,305)	672,237	(436,446)
the period

Net increase (decrease) in net assets from operations	2,694,479	(801,953)	138,179	(33,646)	852,695	(127,366)
Changes from principal transactions:
Purchase payments	453,250	1,090,742	10,128	9,801	1,831,190	1,662,672
Transfers between sub-accounts and the	(312,003)	(136,849)	(222,664)	(106,351)	149,667	(273,668)
company

Transfers on general account policy loans	(34,683)	(12,185)	-	(213)	(66,439)	(75,432)
Withdrawals	(1,025,062)	(564,548)	(2,629)	(21,390)	(288,983)	(37,825)
Annual contract fee	(488,926)	(521,280)	(62,404)	(63,631)	(315,723)	(254,845)
Net increase (decrease) in net assets from principal
	(1,407,424)	(144,120)	(277,569)	(181,784)	1,309,712	1,020,902
transactions

Total increase (decrease) in net assets	1,287,055	(946,073)	(139,390)	(215,430)	2,162,407	893,536
Net assets at beginning of period	15,599,695	16,545,768	1,248,540	1,463,970	5,693,587	4,800,051
Net assets at end of period	$16,886,750	$15,599,695	$1,109,150	$1,248,540	$7,855,994	$5,693,587

	2019	2018	2019	2018	2019	2018

Units, beginning of period	796,399	803,982	37,037	41,931	314,017	258,867
Units issued	45,378	87,715	3,082	13,469	106,206	108,392
Units redeemed	(111,312)	(95,298)	(10,596)	(18,363)	(38,473)	(53,242)
Units, end of period	730,465	796,399	29,523	37,037	381,750	314,017

See accompanying notes.

39 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			Managed Volatility Growth Portfolio Series		Managed Volatility Moderate Portfolio Series
	Managed Volatility Growth Portfolio Series I		NAV			I

	2019	2018	2019	2018	2019		2018
Income:

Dividend distributions received	$48,601	$65,239	$397,212	$481,026	$41,428		$54,267
Expenses:
Mortality and expense risk and
administrative charges	(14,696)	(15,966)	-	-	(10,512)		(10,122)
Net investment income (loss)	33,905	49,273	397,212	481,026	30,916		44,145
Realized gains (losses) on investments:

Capital gain distributions received	202,555	267,791	1,602,236	1,752,244	72,697		140,588
Net realized gain (loss)	(19,606)	34,329	(224,433)	(52,718)	(49,962)		(57,250)
Realized gains (losses)
	182,949	302,120	1,377,803	1,699,526	22,735		83,338
Unrealized appreciation (depreciation) during
	263,822	(562,102)	2,090,131	(3,508,943)	257,153		(234,321)
the period

Net increase (decrease) in net assets from operations	480,676	(210,709)	3,865,146	(1,328,391)	310,804		(106,838)
Changes from principal transactions:
Purchase payments	97,683	97,500	1,668,729	1,792,598	73,329		56,680
Transfers between sub-accounts and the	(181,104)	73,283	(485,248)	(2,584,187)	(249,484)		297,900
company

Transfers on general account policy loans	1,146	64,542	9,714	(33,085)	868		(7,893)
Withdrawals	(4,398)	(177,530)	(1,257,761)	(572,670)	(2,952)		(33,933)
Annual contract fee	(246,736)	(227,423)	(602,411)	(658,898)	(198,864)		(162,557)
Net increase (decrease) in net assets from principal
	(333,409)	(169,628)	(666,977)	(2,056,242)	(377,103)		150,197
transactions

Total increase (decrease) in net assets	147,267	(380,337)	3,198,169	(3,384,633)	(66,299)		43,359
Net assets at beginning of period	2,776,648	3,156,985	20,003,515	23,388,148	2,090,781		2,047,422
Net assets at end of period	$2,923,915	$2,776,648	$23,201,684	$20,003,515	$2,024,482		$2,090,781

	2019	2018	2019	2018	2019		2018

Units, beginning of period	85,836	90,667	1,014,085	1,107,957	58,445		54,906
Units issued	6,185	11,544	70,105	147,391	11,805		14,935
Units redeemed	(15,818)	(16,375)	(101,380)	(241,263)	(20,625)		(11,396)
Units, end of period	76,203	85,836	982,810	1,014,085	49,625		58,445

See accompanying notes.

40 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Managed Volatility Moderate Portfolio Series
	NAV		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$152,922	$168,519	$102,662	$103,728	$160,956	$173,869
Expenses:
Mortality and expense risk and
administrative charges	-	-	(41,600)	(43,475)	-	-
Net investment income (loss)	152,922	168,519	61,062	60,253	160,956	173,869
Realized gains (losses) on investments:

Capital gain distributions received	258,260	426,274	717,331	636,030	1,115,907	1,006,849
Net realized gain (loss)	(36,362)	(128,511)	(92,286)	78,006	(89,455)	(97,501)
Realized gains (losses)
	221,898	297,763	625,045	714,036	1,026,452	909,348
Unrealized appreciation (depreciation) during
	690,690	(731,145)	1,284,551	(1,826,520)	1,895,937	(2,774,097)
the period

Net increase (decrease) in net assets from operations	1,065,510	(264,863)	1,970,658	(1,052,231)	3,083,345	(1,690,880)
Changes from principal transactions:
Purchase payments	213,014	259,395	214,752	192,913	490,566	369,613
Transfers between sub-accounts and the	(87,031)	58,437	565,212	(346,567)	60,692	(352,128)
company

Transfers on general account policy loans	(15,083)	(16,583)	3,742	196	(19,785)	(29,945)
Withdrawals	(84,844)	(472,492)	(67,147)	(134,775)	(1,349,478)	(650,625)
Annual contract fee	(130,885)	(149,806)	(529,847)	(497,142)	(303,739)	(335,895)
Net increase (decrease) in net assets from principal
	(104,829)	(321,049)	186,712	(785,375)	(1,121,744)	(998,980)
transactions

Total increase (decrease) in net assets	960,681	(585,912)	2,157,370	(1,837,606)	1,961,601	(2,689,860)
Net assets at beginning of period	6,363,505	6,949,417	7,927,350	9,764,956	12,527,176	15,217,036
Net assets at end of period	$7,324,186	$6,363,505	$10,084,720	$7,927,350	$14,488,777	$12,527,176

	2019	2018	2019	2018	2019	2018

Units, beginning of period	327,981	344,088	171,433	186,083	377,811	406,367
Units issued	13,757	27,193	29,598	8,917	51,434	67,805
Units redeemed	(18,685)	(43,300)	(26,532)	(23,567)	(81,659)	(96,361)
Units, end of period	323,053	327,981	174,499	171,433	347,586	377,811

See accompanying notes.

41 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

					For the years ended December 31,
		Mid Cap Stock Trust Series I			Mid Cap Stock Trust Series NAV		Mid Value Trust Series I

		2019	2018		2019	2018	2019	2018
Income:

Dividend distributions received	$	- $	-	$	- $	-	$42,435	$27,112
Expenses:
Mortality and expense risk and
administrative charges		(15,834)	(14,196)		-	-	(11,455)	(10,835)
Net investment income (loss)		(15,834)	(14,196)		-	-	30,980	16,277
Realized gains (losses) on investments:

Capital gain distributions received		659,166	424,105		1,369,955	838,342	433,204	275,600
Net realized gain (loss)		222,521	116,246		40,635	368,115	(103,305)	21,515
Realized gains (losses)
		881,687	540,351		1,410,590	1,206,457	329,899	297,115
Unrealized appreciation (depreciation) during
		380,287	(592,112)		803,647	(1,310,574)	314,459	(683,656)
the period

Net increase (decrease) in net assets from operations		1,246,140	(65,957)		2,214,237	(104,117)	675,338	(370,264)
Changes from principal transactions:
Purchase payments		26,219	29,554		445,784	244,676	8,841	12,601
Transfers between sub-accounts and the		(103,060)	152,462		305,972	239,893	999,271	104,211
company

Transfers on general account policy loans		1,206	(221)		(64)	(6,071)	(678)	(7,270)
Withdrawals		(175,221)	(63,306)		(230,509)	(107,873)	(26,783)	(233,700)
Annual contract fee		(118,925)	(103,805)		(134,990)	(124,111)	(104,993)	(101,670)
Net increase (decrease) in net assets from principal
		(369,781)	14,684		386,193	246,514	875,658	(225,828)
transactions

Total increase (decrease) in net assets		876,359	(51,273)		2,600,430	142,397	1,550,996	(596,092)
Net assets at beginning of period		3,611,075	3,662,348		6,197,924	6,055,527	2,991,029	3,587,121
Net assets at end of period		$4,487,434	$3,611,075		$8,798,354	$6,197,924	$4,542,025	$2,991,029

		2019	2018		2019	2018	2019	2018

Units, beginning of period		87,718	87,269		64,035	61,598	99,663	106,318
Units issued		12,035	9,172		29,027	35,582	56,111	10,592
Units redeemed		(18,597)	(8,723)		(25,544)	(33,145)	(28,677)	(17,247)
Units, end of period		81,156	87,718		67,518	64,035	127,097	99,663

See accompanying notes.

42 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Mid Value Trust Series NAV		Money Market Trust Series I		Money-Market Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$111,233	$88,263	$454,311	$309,941	$1,240,217	$810,631
Expenses:
Mortality and expense risk and
administrative charges	-	-	(91,802)	(82,511)	-	-
Net investment income (loss)	111,233	88,263	362,509	227,430	1,240,217	810,631
Realized gains (losses) on investments:

Capital gain distributions received	1,232,694	837,177	(3)	(2)	-	(1)
Net realized gain (loss)	(246,929)	(134,535)	-	-	-	-
Realized gains (losses)
	985,765	702,642	(3)	(2)	-	(1)
Unrealized appreciation (depreciation) during
	554,792	(1,887,045)	1	-	(1)	-
the period

Net increase (decrease) in net assets from operations	1,651,790	(1,096,140)	362,507	227,428	1,240,216	810,630
Changes from principal transactions:
Purchase payments	202,242	167,975	249,055	159,332	4,931,755	4,686,280
Transfers between sub-accounts and the	5,433	(885,287)	8,060,298	1,863,022	(1,597,038)	9,294,173
company

Transfers on general account policy loans	(10,084)	(1,704)	(19,835)	219,680	(254,227)	6,548
Withdrawals	(480,721)	(552,600)	(169,552)	(1,984,261)	(5,596,102)	(2,695,360)
Annual contract fee	(109,172)	(134,346)	(1,068,275)	(821,780)	(1,077,371)	(1,134,332)
Net increase (decrease) in net assets from principal
	(392,302)	(1,405,962)	7,051,691	(564,007)	(3,592,983)	10,157,309
transactions

Total increase (decrease) in net assets	1,259,488	(2,502,102)	7,414,198	(336,579)	(2,352,767)	10,967,939
Net assets at beginning of period	8,720,369	11,222,471	18,871,731	19,208,310	64,149,392	53,181,453
Net assets at end of period	$9,979,857	$8,720,369	$26,285,929	$18,871,731	$61,796,625	$64,149,392

	2019	2018	2019	2018	2019	2018

Units, beginning of period	183,104	210,469	904,658	930,799	6,269,924	5,280,323
Units issued	31,146	31,658	771,831	585,774	3,158,645	4,944,326
Units redeemed	(38,876)	(59,023)	(450,586)	(611,915)	(3,506,431)	(3,954,725)
Units, end of period	175,374	183,104	1,225,903	904,658	5,922,138	6,269,924

See accompanying notes.

43 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	PIMCO All Asset		Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$138,363	$141,819	$190,280	$138,701	$290,161	$202,332
Expenses:
Mortality and expense risk and
administrative charges	(8,835)	(6,561)	(51,320)	(46,970)	-	-
Net investment income (loss)	129,528	135,258	138,960	91,731	290,161	202,332
Realized gains (losses) on investments:

Capital gain distributions received	-	-	72,381	1	108,204	-
Net realized gain (loss)	(3,592)	(35,841)	341,312	329,979	635,178	477,547
Realized gains (losses)
	(3,592)	(35,841)	413,693	329,980	743,382	477,547
Unrealized appreciation (depreciation) during
	430,902	(377,403)	1,647,748	(750,638)	2,358,338	(1,137,176)
the period

Net increase (decrease) in net assets from operations	556,838	(277,986)	2,200,401	(328,927)	3,391,881	(457,297)
Changes from principal transactions:
Purchase payments	106,931	124,150	110,472	119,085	370,682	311,476
Transfers between sub-accounts and the	186,227	743,415	154,732	164,727	(113,796)	(1,419,759)
company

Transfers on general account policy loans	(41)	(40)	(4,249)	(15,786)	(3,986)	(9,553)
Withdrawals	(70,251)	(41,100)	(278,639)	(443,784)	(653,382)	(405,968)
Annual contract fee	(168,016)	(152,494)	(383,448)	(362,313)	(174,339)	(181,329)
Net increase (decrease) in net assets from principal
	54,850	673,931	(401,132)	(538,071)	(574,821)	(1,705,133)
transactions

Total increase (decrease) in net assets	611,688	395,945	1,799,269	(866,998)	2,817,060	(2,162,430)
Net assets at beginning of period	4,941,941	4,545,996	7,802,619	8,669,617	11,529,146	13,691,576
Net assets at end of period	$5,553,629	$4,941,941	$9,601,888	$7,802,619	$14,346,206	$11,529,146

	2019	2018	2019	2018	2019	2018

Units, beginning of period	266,790	235,317	44,393	47,363	73,556	84,360
Units issued	18,011	67,094	3,010	3,074	16,705	21,338
Units redeemed	(15,466)	(35,621)	(5,021)	(6,044)	(19,565)	(32,142)
Units, end of period	269,335	266,790	42,382	44,393	70,696	73,556

See accompanying notes.

44 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Science & Technology Trust Series I		Science & Technology Trust Series NAV		Select Bond Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$12,191	$-	$12,354	$-	$86,267	$173,071
Expenses:
Mortality and expense risk and
administrative charges	(34,576)	(34,184)	-	-	(18,298)	(25,047)
Net investment income (loss)	(22,385)	(34,184)	12,354	-	67,969	148,024
Realized gains (losses) on investments:

Capital gain distributions received	1,680,519	1,273,882	1,291,641	1,110,658	-	1
Net realized gain (loss)	275,683	447,346	47,147	366,610	(44,226)	(43,393)
Realized gains (losses)
	1,956,202	1,721,228	1,338,788	1,477,268	(44,226)	(43,392)
Unrealized appreciation (depreciation) during
	957,345	(1,679,630)	1,171,605	(1,749,546)	386,740	(163,984)
the period

Net increase (decrease) in net assets from operations	2,891,162	7,414	2,522,747	(272,278)	410,483	(59,352)
Changes from principal transactions:
Purchase payments	61,623	66,565	302,060	218,349	11,803	17,520
Transfers between sub-accounts and the	196,787	(162,950)	608,231	2,269,470	(3,127,366)	(231,872)
company

Transfers on general account policy loans	(9,722)	(1,091)	(11,339)	(1,458)	812	(23)
Withdrawals	(238,912)	(384,912)	(1,217,609)	(469,031)	(108,526)	(34,326)
Annual contract fee	(296,625)	(295,533)	(167,188)	(196,153)	(109,389)	(131,881)
Net increase (decrease) in net assets from principal
	(286,849)	(777,921)	(485,845)	1,821,177	(3,332,666)	(380,582)
transactions

Total increase (decrease) in net assets	2,604,313	(770,507)	2,036,902	1,548,899	(2,922,183)	(439,934)
Net assets at beginning of period	7,891,672	8,662,179	7,253,706	5,704,807	6,213,553	6,653,487
Net assets at end of period	$10,495,985	$7,891,672	$9,290,608	$7,253,706	$3,291,370	$6,213,553

	2019	2018	2019	2018	2019	2018

Units, beginning of period	160,836	176,794	166,136	129,919	537,193	570,745
Units issued	16,517	15,261	51,568	92,463	37,255	47,545
Units redeemed	(21,235)	(31,219)	(63,608)	(56,246)	(311,894)	(81,097)
Units, end of period	156,118	160,836	154,096	166,136	262,554	537,193

See accompanying notes.

45 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
			Short Term Government Income Trust Series			Short Term Government Income Trust Series
	Select Bond Trust Series NAV			I		NAV

	2019	2018	2019		2018	2019	2018
Income:

Dividend distributions received	$32,687	$36,563	$81,533		$30,495	$86,615	$114,686
Expenses:
Mortality and expense risk and
administrative charges	-	-	(12,370)		(7,279)	-	-
Net investment income (loss)	32,687	36,563	69,163		23,216	86,615	114,686
Realized gains (losses) on investments:

Capital gain distributions received	-	-	(2)		-	(1)	-
Net realized gain (loss)	(2,091)	(48,294)	(10,011)		(14,871)	(26,573)	(42,645)
Realized gains (losses)
	(2,091)	(48,294)	(10,013)		(14,871)	(26,574)	(42,645)
Unrealized appreciation (depreciation) during
	72,052	(3,507)	16,528		(2,742)	96,150	(5,310)
the period

Net increase (decrease) in net assets from operations	102,648	(15,238)	75,678		5,603	156,191	66,731
Changes from principal transactions:
Purchase payments	141,536	101,926	49,084		19,019	43,642	39,495
Transfers between sub-accounts and the	(35,856)	(500,480)	3,371,115		246,501	341,951	3,927,798
company

Transfers on general account policy loans	7,032	4,805	375		(80)	-	1,836
Withdrawals	(75,522)	(18,758)	(4,155)		(51,046)	(644,711)	(806,914)
Annual contract fee	(55,748)	(66,040)	(157,656)		(81,841)	(53,604)	(39,572)
Net increase (decrease) in net assets from principal
	(18,558)	(478,547)	3,258,763		132,553	(312,722)	3,122,643
transactions

Total increase (decrease) in net assets	84,090	(493,785)	3,334,441		138,156	(156,531)	3,189,374
Net assets at beginning of period	1,187,865	1,681,650	1,589,481		1,451,325	5,322,712	2,133,338
Net assets at end of period	$1,271,955	$1,187,865	$4,923,922		$1,589,481	$5,166,181	$5,322,712

	2019	2018	2019		2018	2019	2018

Units, beginning of period	99,532	140,363	152,384		139,708	485,904	196,487
Units issued	12,705	27,620	323,652		35,795	147,884	406,070
Units redeemed	(14,466)	(68,451)	(24,311)		(23,119)	(177,840)	(116,653)
Units, end of period	97,771	99,532	451,725		152,384	455,948	485,904

See accompanying notes.

46 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Small Cap Index Trust Series I		Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$53,199	$60,811	$91,903	$111,046	$48,726	$58,896
Expenses:
Mortality and expense risk and
administrative charges	(21,724)	(25,027)	-	-	(75,516)	(86,108)
Net investment income (loss)	31,475	35,784	91,903	111,046	(26,790)	(27,212)
Realized gains (losses) on investments:

Capital gain distributions received	556,190	378,619	824,218	659,260	1,033,728	2,783,208
Net realized gain (loss)	(151,717)	23,472	(306,374)	(114,755)	(313,900)	30,713
Realized gains (losses)
	404,473	402,091	517,844	544,505	719,828	2,813,921
Unrealized appreciation (depreciation) during
	697,061	(1,168,595)	1,423,967	(2,307,636)	2,018,523	(4,681,250)
the period

Net increase (decrease) in net assets from operations	1,133,009	(730,720)	2,033,714	(1,652,085)	2,711,561	(1,894,541)
Changes from principal transactions:
Purchase payments	8,749	24,494	287,879	176,340	338,840	360,987
Transfers between sub-accounts and the	(2,255,718)	88,187	(113,982)	4,543,854	(241,826)	(133,096)
company

Transfers on general account policy loans	188	110	(5,668)	(9,286)	(23,900)	4,806
Withdrawals	(14,001)	1,889	(1,644,171)	(813,316)	(588,050)	(738,692)
Annual contract fee	(75,551)	(97,156)	(156,950)	(180,857)	(809,657)	(859,067)
Net increase (decrease) in net assets from principal
	(2,336,333)	17,524	(1,632,892)	3,716,735	(1,324,593)	(1,365,062)
transactions

Total increase (decrease) in net assets	(1,203,324)	(713,196)	400,822	2,064,650	1,386,968	(3,259,603)
Net assets at beginning of period	5,473,398	6,186,594	8,878,011	6,813,361	11,455,762	14,715,365
Net assets at end of period	$4,270,074	$5,473,398	$9,278,833	$8,878,011	$12,842,730	$11,455,762

	2019	2018	2019	2018	2019	2018

Units, beginning of period	155,055	154,601	291,837	198,652	294,387	323,762
Units issued	6,319	14,562	39,694	188,172	2,093	5,738
Units redeemed	(63,872)	(14,108)	(87,651)	(94,987)	(31,873)	(35,113)
Units, end of period	97,502	155,055	243,880	291,837	264,607	294,387

See accompanying notes.

47 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

				For the years ended December 31,
	Small Cap Opportunities Trust Series NAV			Small Cap Stock Trust Series I			Small Cap Stock Trust Series NAV

	2019	2018		2019	2018		2019	2018
Income:

Dividend distributions received	$1,536	$1,888	$	- $	-	$	- $	-
Expenses:
Mortality and expense risk and
administrative charges	-	-		(7,015)	(7,317)		-	-
Net investment income (loss)	1,536	1,888		(7,015)	(7,317)		-	-
Realized gains (losses) on investments:

Capital gain distributions received	28,449	80,203		400,383	91,715		620,615	96,902
Net realized gain (loss)	(42,121)	(13,226)		55,251	41,757		39,566	1,464,455
Realized gains (losses)
	(13,672)	66,977		455,634	133,472		660,181	1,561,357
Unrealized appreciation (depreciation) during
	93,163	(126,218)		(41,718)	(210,621)		3,782	(1,047,288)
the period

Net increase (decrease) in net assets from operations	81,027	(57,353)		406,901	(84,466)		663,963	514,069
Changes from principal transactions:
Purchase payments	43,808	35,173		4,302	5,910		179,955	145,571
Transfers between sub-accounts and the	42,515	44,814		(76,369)	29,138		(19,198)	(3,618,949)
company

Transfers on general account policy loans	(33)	(933)		82	(8)		(526)	(7,099)
Withdrawals	(120,084)	(14,100)		(37,846)	(81,038)		(7,598)	(439,681)
Annual contract fee	(13,077)	(15,523)		(69,314)	(65,960)		(62,525)	(95,288)
Net increase (decrease) in net assets from principal
	(46,871)	49,431		(179,145)	(111,958)		90,108	(4,015,446)
transactions

Total increase (decrease) in net assets	34,156	(7,922)		227,756	(196,424)		754,071	(3,501,377)
Net assets at beginning of period	330,876	338,798		1,176,018	1,372,442		1,742,293	5,243,670
Net assets at end of period	$365,032	$330,876		$1,403,774	$1,176,018		$2,496,364	$1,742,293

	2019	2018		2019	2018		2019	2018

Units, beginning of period	15,670	13,830		40,024	44,078		47,456	135,350
Units issued	6,133	6,211		8,341	9,675		6,825	55,334
Units redeemed	(8,039)	(4,371)		(13,553)	(13,729)		(5,045)	(143,228)
Units, end of period	13,764	15,670		34,812	40,024		49,236	47,456

See accompanying notes.

48 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Small Cap Value Trust Series I		Small Cap Value Trust Series NAV		Small Company Value Trust Series I

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$4,668	$5,305	$47,934	$57,650	$18,269	$9,363
Expenses:
Mortality and expense risk and
administrative charges	(3,209)	(3,413)	-	-	(7,289)	(8,582)
Net investment income (loss)	1,459	1,892	47,934	57,650	10,980	781
Realized gains (losses) on investments:

Capital gain distributions received	56,745	96,359	512,665	948,496	1,024,476	220,761
Net realized gain (loss)	(58,802)	(21,861)	(254,659)	(428,381)	(136,715)	22,979
Realized gains (losses)
	(2,057)	74,498	258,006	520,115	887,761	243,740
Unrealized appreciation (depreciation) during
	165,710	(170,927)	1,400,431	(1,541,331)	(415,044)	(572,889)
the period

Net increase (decrease) in net assets from operations	165,112	(94,537)	1,706,371	(963,566)	483,697	(328,368)
Changes from principal transactions:
Purchase payments	1,725	1,646	241,308	239,103	16,972	24,115
Transfers between sub-accounts and the	89,806	(31,997)	575,640	(1,064,374)	(320,773)	(77,189)
company

Transfers on general account policy loans	-	-	4,731	(12,716)	(838)	(3,946)
Withdrawals	(39,432)	(20,950)	(178,478)	(53,354)	(37,914)	(118,028)
Annual contract fee	(26,840)	(26,794)	(105,361)	(135,517)	(76,156)	(90,031)
Net increase (decrease) in net assets from principal
	25,259	(78,095)	537,840	(1,026,858)	(418,709)	(265,079)
transactions

Total increase (decrease) in net assets	190,371	(172,632)	2,244,211	(1,990,424)	64,988	(593,447)
Net assets at beginning of period	635,814	808,446	6,365,599	8,356,023	2,145,775	2,739,222
Net assets at end of period	$826,185	$635,814	$8,609,810	$6,365,599	$2,210,763	$2,145,775

	2019	2018	2019	2018	2019	2018

Units, beginning of period	24,550	27,201	83,621	96,106	55,895	61,798
Units issued	7,452	2,321	19,624	20,089	857	7,416
Units redeemed	(6,845)	(4,972)	(13,921)	(32,574)	(10,781)	(13,319)
Units, end of period	25,157	24,550	89,324	83,621	45,971	55,895

See accompanying notes.

49 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
					Strategic Income Opportunities Trust Series
	Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I		NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$12,670	$5,345	$49,976	$91,874	$142,618	$203,671
Expenses:
Mortality and expense risk and
administrative charges	-	-	(6,639)	(7,883)	-	-
Net investment income (loss)	12,670	5,345	43,337	83,991	142,618	203,671
Realized gains (losses) on investments:

Capital gain distributions received	669,468	111,085	-	-	-	-
Net realized gain (loss)	(91,185)	(49,687)	(11,386)	(2,199)	(8,735)	(10,539)
Realized gains (losses)
	578,283	61,398	(11,386)	(2,199)	(8,735)	(10,539)
Unrealized appreciation (depreciation) during
	(303,856)	(228,849)	184,659	(217,160)	398,887	(461,874)
the period

Net increase (decrease) in net assets from operations	287,097	(162,106)	216,610	(135,368)	532,770	(268,742)
Changes from principal transactions:
Purchase payments	114,792	55,321	23,434	28,388	339,447	283,182
Transfers between sub-accounts and the	65,276	180,761	(626,414)	69,090	(490,611)	193,350
company

Transfers on general account policy loans	(5,309)	(9,971)	472	6	(3,668)	(1,728)
Withdrawals	(17,169)	(100,925)	(102,674)	(117,893)	(41,771)	(96,812)
Annual contract fee	(28,519)	(30,094)	(80,979)	(89,543)	(104,930)	(119,096)
Net increase (decrease) in net assets from principal
	129,071	95,092	(786,161)	(109,952)	(301,533)	258,896
transactions

Total increase (decrease) in net assets	416,168	(67,014)	(569,551)	(245,320)	231,237	(9,846)
Net assets at beginning of period	1,061,586	1,128,600	2,315,714	2,561,034	4,978,390	4,988,236
Net assets at end of period	$1,477,754	$1,061,586	$1,746,163	$2,315,714	$5,209,627	$4,978,390

	2019	2018	2019	2018	2019	2018

Units, beginning of period	38,304	35,455	87,920	92,337	243,138	231,440
Units issued	7,501	13,254	6,991	18,400	19,109	45,709
Units redeemed	(3,368)	(10,405)	(34,823)	(22,817)	(33,021)	(34,011)
Units, end of period	42,437	38,304	60,088	87,920	229,226	243,138

See accompanying notes.

50 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

			For the years ended December 31,
	Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV

	2019	2018	2019	2018	2019	2018
Income:

Dividend distributions received	$562,161	$624,416	$81,672	$84,592	$105,658	$79,888
Expenses:
Mortality and expense risk and
administrative charges	-	-	(19,241)	(24,709)	-	-
Net investment income (loss)	562,161	624,416	62,431	59,883	105,658	79,888
Realized gains (losses) on investments:

Capital gain distributions received	-	-	446,462	245,343	433,295	208,050
Net realized gain (loss)	232,220	(879,545)	471,752	503,370	17,273	452,975
Realized gains (losses)
	232,220	(879,545)	918,214	748,713	450,568	661,025
Unrealized appreciation (depreciation) during
	973,521	197,635	449,133	(1,108,702)	1,094,319	(1,044,932)
the period

Net increase (decrease) in net assets from operations	1,767,902	(57,494)	1,429,778	(300,106)	1,650,545	(304,019)
Changes from principal transactions:
Purchase payments	115,865	127,360	23,700	24,217	681,410	550,782
Transfers between sub-accounts and the	3,419,907	(1,696,312)	(3,367,018)	(1,376,449)	(147,153)	(24,669)
company

Transfers on general account policy loans	6,032	7,044	234	4,751	-	(297)
Withdrawals	(2,229,716)	(1,224,876)	(38,480)	(1,429)	(835,536)	(47,412)
Annual contract fee	(257,807)	(308,984)	(89,637)	(111,355)	(116,170)	(126,298)
Net increase (decrease) in net assets from principal
	1,054,281	(3,095,768)	(3,471,201)	(1,460,265)	(417,449)	352,106
transactions

Total increase (decrease) in net assets	2,822,183	(3,153,262)	(2,041,423)	(1,760,371)	1,233,096	48,087
Net assets at beginning of period	19,993,099	23,146,361	6,265,365	8,025,736	5,908,847	5,860,760
Net assets at end of period	$22,815,282	$19,993,099	$4,223,942	$6,265,365	$7,141,943	$5,908,847

	2019	2018	2019	2018	2019	2018

Units, beginning of period	798,955	922,711	219,468	263,987	58,253	54,510
Units issued	377,716	869,854	23,860	14,484	10,459	157,939
Units redeemed	(334,802)	(993,610)	(129,416)	(59,003)	(14,425)	(154,196)
Units, end of period	841,869	798,955	113,912	219,468	54,287	58,253

See accompanying notes.

51 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV

	2019	2018	2019	2018
Income:

Dividend distributions received	$43	$48	$16,746	$12,184
Expenses:
Mortality and expense risk and
administrative charges	(15)	(18)	-	-
Net investment income (loss)	28	30	16,746	12,184
Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-
Net realized gain (loss)	(19)	(24)	(601)	(5,129)
Realized gains (losses)
	(19)	(24)	(601)	(5,129)
Unrealized appreciation (depreciation) during
	54	15	9,463	3,177
the period

Net increase (decrease) in net assets from operations	63	21	25,608	10,232
Changes from principal transactions:
Purchase payments	-	-	7,111	3,012
Transfers between sub-accounts and the	-	-	215,748	119,348
company

Transfers on general account policy loans	-	-	829	863
Withdrawals	-	-	(11,431)	38
Annual contract fee	(465)	(479)	(27,568)	(25,719)
Net increase (decrease) in net assets from principal
	(465)	(479)	184,689	97,542
transactions

Total increase (decrease) in net assets	(402)	(458)	210,297	107,774
Net assets at beginning of period	2,708	3,166	697,628	589,854
Net assets at end of period	$2,306	$2,708	$907,925	$697,628

	2019	2018	2019	2018

Units, beginning of period	274	324	67,356	57,823
Units issued	-	-	21,529	32,193
Units redeemed	(47)	(50)	(3,842)	(22,660)
Units, end of period	227	274	85,043	67,356

See accompanying notes.

52 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (the "Account") is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 Financial Services – Investment Companies. The Account consists of 89 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the "Trust"), and 3 active sub- accounts that are invested in portfolios of other Non-affiliated Trusts (the "Non-affiliated Trusts"). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub- accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b- 1 fees and other expenses assessed against the Portfolio's assets.

Funds transferred in 2019 are as follows:

Transferred from	Transferred to	Effective Date
International Growth Stock Trust Series I	International Equity Index Series I	11/01/2019
International Growth Stock Trust Series NAV	International Equity Index Series NAV	11/01/2019
Utilities Trust Series I	Equity Income Trust Series I	11/01/2019
Utilities Trust Series NAV	Equity Income Trust Series NAV	11/01/2019

53 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset- based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2019.

54 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company's consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2019, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners' Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

55 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

5. Fair Value Measurements

ASC 820 "Fair Value Measurements and Disclosures" provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2019. The following table presents the Account's assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2019:

	Level 1	Level 2	Level 3		Total
Mutual Funds
Affiliated	$804,354,264		-	-	804,354,264
NonAffiliated	$5,916,520		-	-	5,916,520

Total	$810,270,784		-	-	810,270,784

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values ("NAV"), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment's valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2019.

56 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2019 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$16,353,133	$20,205,651
Active Bond Trust Series I	151,537	219,456
Active Bond Trust Series NAV	520,920	808,496
American Asset Allocation Trust Series I	1,974,438	2,614,720
American Global Growth Trust Series I	1,355,339	201,788
American Growth Trust Series I	5,031,252	3,515,319
American Growth-Income Trust Series I	1,990,103	1,113,089
American International Trust Series I	2,256,606	1,273,337
Blue Chip Growth Trust Series I	2,998,830	2,601,621
Blue Chip Growth Trust Series NAV	13,785,422	11,532,778
Capital Appreciation Trust Series I	4,793,504	2,185,332
Capital Appreciation Trust Series NAV	2,105,481	138,607
Capital Appreciation Value Trust Series I	509,924	517,555
Capital Appreciation Value Trust Series NAV	475,785	144,542
Core Bond Trust Series I	1,736,981	1,514,322
Core Bond Trust Series NAV	7,249,514	1,344,962
Emerging Markets Value Trust Series I	137,879	1,109,441
Emerging Markets Value Trust Series NAV	682,645	417,489
Equity Income Trust Series I	2,467,753	2,090,379
Equity Income Trust Series NAV	10,047,598	8,899,738
Financial Industries Trust Series I	322,051	288,014
Financial Industries Trust Series NAV	62,979	186,803
Fundamental All Cap Core Trust Series I	20,138	74,387
Fundamental All Cap Core Trust Series NAV	519,573	783,619
Fundamental Large Cap Value Trust Series I	404,078	562,648
Fundamental Large Cap Value Trust Series NAV	1,334,515	827,924
Global Bond Trust Series I	1,010,286	520,371
Global Bond Trust Series NAV	2,985,474	2,285,915
Global Trust Series I	327,044	448,924
Global Trust Series NAV	638,111	153,154
Health Sciences Trust Series I	673,949	1,161,795
Health Sciences Trust Series NAV	1,289,971	972,050
High Yield Trust Series I	403,111	527,095
High Yield Trust Series NAV	616,558	98,017
International Equity Index Series I	972,402	2,005,506
International Equity Index Series NAV	13,243,357	3,166,991
International Growth Stock Trust Series I (c)	121,905	1,012,949
International Growth Stock Trust Series NAV (d)	7,213,590	12,495,345
International Small Company Trust Series I	118,645	93,585
International Small Company Trust Series NAV	354,110	197,153
International Value Trust Series I	469,413	904,368
International Value Trust Series NAV	1,021,284	1,486,544
Investment Quality Bond Trust Series I	246,667	901,554
Investment Quality Bond Trust Series NAV	211,129	291,915
Lifestyle Balanced Portfolio Series NAV	4,340	793
Lifestyle Growth Portfolio Series I	895,722	24,741
Lifestyle Growth Portfolio Series NAV	647,798	137,376
Lifestyle Moderate Portfolio Series NAV	73,738	1,300
M Capital Appreciation	126,786	81,977

57 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments (continued):
Sub-Account	Purchases	Sales
M Large Cap Growth	$1	$0
Managed Volatility Aggressive Portfolio Series I	227,731	221,525
Managed Volatility Aggressive Portfolio Series NAV	1,440,535	462,296
Managed Volatility Balanced Portfolio Series I	512,173	427,618
Managed Volatility Balanced Portfolio Series NAV	2,023,597	2,374,181
Managed Volatility Conservative Portfolio Series I	135,437	393,370
Managed Volatility Conservative Portfolio Series NAV	2,245,400	749,437
Managed Volatility Growth Portfolio Series I	462,790	559,739
Managed Volatility Growth Portfolio Series NAV	3,526,785	2,194,313
Managed Volatility Moderate Portfolio Series I	553,987	827,477
Managed Volatility Moderate Portfolio Series NAV	701,888	395,536
Mid Cap Index Trust Series I	2,407,241	1,442,137
Mid Cap Index Trust Series NAV	3,208,105	3,052,986
Mid Cap Stock Trust Series I	1,234,360	960,809
Mid Cap Stock Trust Series NAV	4,838,615	3,082,468
Mid Value Trust Series I	2,306,372	966,530
Mid Value Trust Series NAV	2,947,781	1,996,157
Money Market Trust Series I	17,085,920	9,671,722
Money-Market Trust Series NAV	33,812,912	36,165,680
PIMCO All Asset	510,952	326,574
Real Estate Securities Trust Series I	898,831	1,088,622
Real Estate Securities Trust Series NAV	3,525,630	3,702,088
Science & Technology Trust Series I	2,606,828	1,235,542
Science & Technology Trust Series NAV	4,180,530	3,362,379
Select Bond Trust Series I	540,203	3,804,898
Select Bond Trust Series NAV	193,400	179,271
Short Term Government Income Trust Series I	3,595,415	267,492
Short Term Government Income Trust Series NAV	1,729,281	1,955,389
Small Cap Index Trust Series I	859,029	2,607,698
Small Cap Index Trust Series NAV	2,255,592	2,972,361
Small Cap Opportunities Trust Series I	1,170,567	1,488,223
Small Cap Opportunities Trust Series NAV	177,392	194,278
Small Cap Stock Trust Series I	694,735	480,512
Small Cap Stock Trust Series NAV	933,693	222,970
Small Cap Value Trust Series I	285,915	202,453
Small Cap Value Trust Series NAV	2,299,605	1,201,167
Small Company Value Trust Series I	1,078,761	462,011
Small Company Value Trust Series NAV	921,888	110,682
Strategic Income Opportunities Trust Series I	240,427	983,250
Strategic Income Opportunities Trust Series NAV	558,510	717,425
Total Bond Market Series Trust NAV	10,427,825	8,811,384
Total Stock Market Index Trust Series I	1,313,382	4,275,691
Total Stock Market Index Trust Series NAV	1,771,192	1,649,688
Ultra Short Term Bond Trust Series I	43	481
Ultra Short Term Bond Trust Series NAV	241,869	40,433
Utilities Trust Series I (a)	729,660	1,881,282
Utilities Trust Series NAV (b)	219,210	2,570,073

Ref6notes

58 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

6. Purchases and Sales of Investments (continued):

Ref6notes

(a)Terminated as an investment option and funds transferred to Equity Income Trust Series I on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(b)Terminated as an investment option and funds transferred to Equity Income Trust Series NAV on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(c)Terminated as an investment option and funds transferred to International Equity Index Series I on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

(d)Terminated as an investment option and funds transferred to International Equity Index Series NAV on November 1, 2019. The information above represents operations and change in owner's contract holder equities from beginning of the year through termination date.

59 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
500 Index Fund Series NAV(*)	2019	1,647	$ 73.32 to $ 41.36		$ 94,354 .	0.70 % to 0.00%	1.75%	31.16 % to 30.24%
.	2018	1,733	55.90 to	31.75	77,745 .	0.70 to 0.00	1.37	-4.64 to -5.32
.	2017	1,888	58.62 to	33.53	89,400 .	0.70 to 0.00	1.69	21.54 to 20.70
.	2016	2,089	48.23 to	27.78	82,800 .	0.70 to 0.00	1.84	11.64 to 10.86
.	2015	1,981	43.20 to	25.06	71,734 .	0.70 to 0.00	1.79	1.15 to 0.44
.	.	.	.		. ..		.	.
Active Bond Trust Series I(*)	2019	27	25.19 to	23.59	648 .	0.65 to 0.20	2.62	9.04 to 8.55
.	2018	30	23.10 to	21.73	675 .	0.65 to 0.20	3.13	-0.80 to -1.25
.	2017	34	23.29 to	22.00	763 .	0.65 to 0.20	4.13	4.63 to 4.16
.	2016	28	22.26 to	21.12	586 .	0.65 to 0.20	3.60	4.14 to 3.66
.	2015	30	21.37 to	20.38	623 .	0.65 to 0.20	4.95	-0.03 to -0.49
.	.	.	.		. ..		.	.
Active Bond Trust Series NAV(*)	2019	14	84.77 to	84.77	1,157 .	0.00 to 0.00	2.64	9.29 to 9.29
.	2018	17	77.56 to	77.56	1,357 .	0.00 to 0.00	3.48	-0.55 to -0.55
.	2017	14	77.99 to	77.99	1,068 .	0.00 to 0.00	4.02	4.89 to 4.89
.	2016	7	74.36 to	74.36	518 .	0.00 to 0.00	4.10	4.50 to 4.50
.	2015	5	71.15 to	71.15	340 .	0.00 to 0.00	5.26	0.12 to 0.12
.	.	.	.		. ..		.	.
American Asset Allocation Trust Series I(*)	2019	509	22.29 to	20.54	10,754 .	0.70 to 0.00	1.22	20.78 to 19.94
.	2018	604	18.46 to	17.12	10,661 .	0.70 to 0.00	1.64	-4.91 to -5.57
.	2017	630	19.41 to	18.13	11,728 .	0.70 to 0.00	1.26	15.79 to 14.99
.	2016	563	16.76 to	15.77	9,005 .	0.70 to 0.00	1.27	8.99 to 8.23
.	2015	598	15.38 to	14.57	8,795 .	0.70 to 0.00	2.04	1.06 to 0.35
.	.	.	.		. ..		.	.
American Global Growth Trust Series I(*)	2019	86	25.09 to	23.64	2,136 .	0.65 to 0.00	0.74	34.71 to 33.84
.	2018	39	18.63 to	17.67	728 .	0.65 to 0.00	0.68	-9.37 to -9.96
.	2017	32	20.55 to	19.62	660 .	0.65 to 0.00	0.24	30.92 to 30.06
.	2016	30	15.70 to	15.09	469 .	0.65 to 0.00	1.02	0.29 to -0.36
.	2015	27	15.66 to	15.14	427 .	0.65 to 0.00	1.58	6.64 to 5.94
.	.	.	.		. ..		.	.
American Growth Trust Series I(*)	2019	354	55.03 to	40.69	14,830 .	0.65 to 0.00	0.79	30.30 to 29.46
.	2018	381	42.51 to	31.23	12,294 .	0.65 to 0.00	0.33	-0.66 to -1.30
.	2017	472	43.07 to	31.43	15,257 .	0.65 to 0.00	0.38	27.86 to 27.04
.	2016	537	33.90 to	24.58	13,960 .	0.65 to 0.00	0.41	9.08 to 8.37
.	2015	488	31.29 to	22.54	11,721 .	0.65 to 0.00	0.23	6.44 to 5.75
.	.	.	.		. ..		.	.
American Growth-Income Trust Series I(*)	2019	269	44.77 to	33.66	11,172 .	0.70 to 0.00	1.56	25.70 to 24.82
.	2018	280	35.87 to	26.78	9,361 .	0.70 to 0.00	1.10	-2.18 to -2.87
.	2017	414	36.92 to	27.38	13,401 .	0.70 to 0.00	1.06	22.03 to 21.18
.	2016	486	30.47 to	22.44	13,415 .	0.70 to 0.00	1.72	11.10 to 10.33
.	2015	469	27.62 to	20.19	11,818 .	0.70 to 0.00	1.32	1.11 to 0.41
.	.	.	.		. ..		.	.
American International Trust Series I(*)	2019	284	39.57 to	25.02	7,881 .	0.65 to 0.00	0.99	22.40 to 21.61
.	2018	268	32.54 to	20.44	6,118 .	0.65 to 0.00	2.46	-13.46 to -14.02
.	2017	306	37.84 to	23.62	7,988 .	0.65 to 0.00	0.53	31.65 to 30.80
.	2016	776	28.93 to	17.94	14,938 .	0.65 to 0.00	0.97	3.12 to 2.45
.	2015	849	28.24 to	17.40	15,951 .	0.65 to 0.00	1.13	-4.82 to -5.44
.	.	.	.		. ..		.	.
Blue Chip Growth Trust Series I(*)	2019	124	95.13 to	86.50	11,092 .	0.70 to 0.20	0.00	29.53 to 28.89
.	2018	137	73.44 to	67.11	9,434 .	0.70 to 0.20	0.02	1.77 to 1.26
.	2017	142	72.16 to	66.28	9,564 .	0.70 to 0.20	0.07	36.01 to 35.33
.	2016	153	53.06 to	48.98	7,724 .	0.70 to 0.20	0.01	0.61 to 0.11
.	2015	174	52.74 to	48.92	8,641 .	0.70 to 0.20	0.00	10.84 to 10.29
.	.	.	.		. ..		.	.
Blue Chip Growth Trust Series NAV(*)	2019	285	247.50 to	247.50	70,621 .	0.00 to 0.00	0.01	29.83 to 29.83
.	2018	318	190.64 to	190.64	60,594 .	0.00 to 0.00	0.04	2.03 to 2.03
.	2017	366	186.84 to	186.84	68,329 .	0.00 to 0.00	0.11	36.34 to 36.34
.	2016	394	137.04 to	137.04	54,032 .	0.00 to 0.00	0.06	0.85 to 0.85
.	2015	345	135.88 to	135.88	46,931 .	0.00 to 0.00	0.00	11.13 to 11.13
.	.	.	.		. ..		.	.
Capital Appreciation Trust Series I(*)	2019	162	47.35 to	43.14	7,432 .	0.70 to 0.20	0.04	32.63 to 31.97
.	2018	213	35.70 to	32.69	7,388 .	0.70 to 0.20	0.26	-1.00 to -1.50
.	2017	244	36.06 to	33.18	8,566 .	0.70 to 0.20	0.06	36.26 to 35.58
.	2016	274	26.47 to	24.48	7,058 .	0.70 to 0.20	0.00	-1.27 to -1.77
.	2015	327	26.81 to	24.92	8,542 .	0.70 to 0.20	0.00	11.23 to 10.68
.	.	.	.		. ..		.	.
Capital Appreciation Trust Series NAV(*)	2019	63	48.34 to	48.34	3,025 .	0.00 to 0.00	0.04	32.88 to 32.88
.	2018	58	36.38 to	36.38	2,100 .	0.00 to 0.00	0.38	-0.72 to -0.72
.	2017	53	36.64 to	36.64	1,946 .	0.00 to 0.00	0.11	36.51 to 36.51
.	2016	62	26.84 to	26.84	1,667 .	0.00 to 0.00	0.01	-1.00 to -1.00
.	2015	65	27.11 to	27.11	1,756 .	0.00 to 0.00	0.03	11.47 to 11.47
.	.	.	.		. ..		.	.
Capital Appreciation Value Trust Series I(*)	2019	46	27.94 to	26.51	1,233 .	0.65 to 0.20	1.29	24.06 to 23.50
.	2018	48	22.52 to	21.47	1,051 .	0.65 to 0.20	2.08	0.19 to -0.26
.	2017	52	22.48 to	21.52	1,154 .	0.65 to 0.20	1.85	14.91 to 14.40
.	2016	18	19.31 to	18.81	330 .	0.65 to 0.35	1.32	7.74 to 7.42
.	2015	18	17.92 to	17.52	321 .	0.65 to 0.35	0.39	4.92 to 4.60
.	.	.	.		. ..		.	.

60 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Capital Appreciation Value Trust Series NAV(*)	2019	109	$ 28.74 to $ 28.74		$ 3,131 .	0.00 % to 0.00%	1.50%	24.44 % to 24.44%
.	2018	105	23.09 to	23.09	2,416 .	0.00 to 0.00	2.24	0.45 to 0.45
.	2017	102	22.99 to	22.99	2,356 .	0.00 to 0.00	1.53	15.13 to 15.13
.	2016	95	19.97 to	19.97	1,900 .	0.00 to 0.00	2.04	8.19 to 8.19
.	2015	14	18.46 to	18.46	263 .	0.00 to 0.00	1.40	5.27 to 5.27
.	.	.	.		. ..	.		.
Core Bond Trust Series I(*)	2019	385	22.56 to	21.13	8,520 .	0.65 to 0.20	2.45	8.10 to 7.62
.	2018	382	20.87 to	19.63	7,855 .	0.65 to 0.20	2.54	-0.79 to -1.23
.	2017	369	21.03 to	19.88	7,646 .	0.65 to 0.20	2.00	3.20 to 2.73
.	2016	484	20.38 to	19.35	9,744 .	0.65 to 0.20	1.95	2.54 to 2.08
.	2015	557	19.87 to	18.96	10,922 .	0.65 to 0.20	2.59	0.12 to -0.33
.	.	.	.		. ..	.		.
Core Bond Trust Series NAV(*)	2019	1,855	18.69 to	18.69	34,670 .	0.00 to 0.00	2.68	8.33 to 8.33
.	2018	1,576	17.25 to	17.25	27,182 .	0.00 to 0.00	2.68	-0.54 to -0.54
.	2017	1,480	17.35 to	17.35	25,673 .	0.00 to 0.00	2.30	3.47 to 3.47
.	2016	1,270	16.76 to	16.76	21,287 .	0.00 to 0.00	2.15	2.73 to 2.73
.	2015	1,411	16.32 to	16.32	23,019 .	0.00 to 0.00	2.19	0.36 to 0.36
.	.	.	.		. ..	.		.
Emerging Markets Value Trust Series I(*)	2019	63	16.70 to	15.78	1,051 .	0.65 to 0.20	3.07	10.71 to 10.21
.	2018	127	15.09 to	14.31	1,904 .	0.65 to 0.20	2.71	-13.77 to -14.16
.	2017	114	17.50 to	16.68	1,987 .	0.65 to 0.20	4.52	32.44 to 31.84
.	2016	6	13.02 to	12.65	72 .	0.65 to 0.35	2.13	17.60 to 17.24
.	2015	6	11.07 to	10.79	68 .	0.65 to 0.35	1.99	-19.36 to -19.60
.	.	.	.		. ..	.		.
Emerging Markets Value Trust Series NAV(*)	2019	312	13.78 to	13.78	4,302 .	0.00 to 0.00	3.32	10.90 to 10.90
.	2018	302	12.43 to	12.43	3,759 .	0.00 to 0.00	2.72	-13.48 to -13.48
.	2017	285	14.36 to	14.36	4,086 .	0.00 to 0.00	2.38	32.67 to 32.67
.	2016	126	10.83 to	10.83	1,368 .	0.00 to 0.00	2.42	18.09 to 18.09
.	2015	91	9.17 to	9.17	833 .	0.00 to 0.00	2.21	-19.05 to -19.05
.	.	.	.		. ..	.		.
Equity Income Trust Series I(*)	2019	133	63.17 to	57.45	8,012 .	0.70 to 0.20	2.15	26.09 to 25.46
.	2018	141	50.10 to	45.79	6,780 .	0.70 to 0.20	1.85	-9.76 to -10.21
.	2017	162	55.52 to	51.00	8,632 .	0.70 to 0.20	2.21	16.06 to 15.48
.	2016	190	47.84 to	44.16	8,763 .	0.70 to 0.20	2.14	18.88 to 18.29
.	2015	240	40.24 to	37.33	9,307 .	0.70 to 0.20	1.68	-6.93 to -7.40
.	.	.	.		. ..	.		.
Equity Income Trust Series NAV(*)	2019	656	67.86 to	67.86	44,488 .	0.00 to 0.00	2.11	26.47 to 26.47
.	2018	715	53.66 to	53.66	38,346 .	0.00 to 0.00	2.00	-9.52 to -9.52
.	2017	785	59.30 to	59.30	46,533 .	0.00 to 0.00	2.47	16.28 to 16.28
.	2016	730	51.00 to	51.00	37,229 .	0.00 to 0.00	2.26	19.18 to 19.18
.	2015	824	42.79 to	42.79	35,253 .	0.00 to 0.00	1.98	-6.66 to -6.66
.	.	.	.		. ..	.		.
Financial Industries Trust Series I(*)	2019	24	34.38 to	31.62	761 .	0.65 to 0.20	4.27	31.52 to 30.93
.	2018	25	26.14 to	24.15	612 .	0.65 to 0.20	1.20	-14.66 to -15.05
.	2017	28	30.63 to	28.43	821 .	0.65 to 0.20	1.03	15.05 to 14.54
.	2016	35	26.63 to	24.82	888 .	0.65 to 0.20	1.31	19.13 to 18.60
.	2015	32	22.35 to	20.93	682 .	0.65 to 0.20	0.60	-2.84 to -3.27
.	.	.	.		. ..	.		.
Financial Industries Trust Series NAV(*)	2019	7	43.07 to	43.07	286 .	0.00 to 0.00	3.65	31.71 to 31.71
.	2018	11	32.70 to	32.70	347 .	0.00 to 0.00	1.16	-14.38 to -14.38
.	2017	10	38.19 to	38.19	379 .	0.00 to 0.00	1.32	15.29 to 15.29
.	2016	9	33.13 to	33.13	300 .	0.00 to 0.00	1.30	19.47 to 19.47
.	2015	14	27.73 to	27.73	379 .	0.00 to 0.00	1.02	-2.58 to -2.58
.	.	.	.		. ..	.		.
Fundamental All Cap Core Trust Series I(*)	2019	3	60.14 to	55.80	175 .	0.65 to 0.20	0.45	36.17 to 35.56
.	2018	4	44.17 to	41.16	193 .	0.65 to 0.20	0.36	-13.33 to -13.73
.	2017	8	50.96 to	47.71	418 .	0.65 to 0.20	0.74	27.44 to 26.87
.	2016	8	39.99 to	37.61	327 .	0.65 to 0.20	0.52	8.12 to 7.64
.	2015	12	36.99 to	34.94	438 .	0.65 to 0.20	0.00	3.81 to 3.34
.	.	.	.		. ..	.		.
Fundamental All Cap Core Trust Series NAV(*)	2019	72	37.03 to	37.03	2,680 .	0.00 to 0.00	0.50	36.58 to 36.58
.	2018	87	27.11 to	27.11	2,370 .	0.00 to 0.00	0.48	-13.16 to -13.16
.	2017	88	31.22 to	31.22	2,761 .	0.00 to 0.00	0.92	27.77 to 27.77
.	2016	59	24.44 to	24.44	1,446 .	0.00 to 0.00	0.70	8.40 to 8.40
.	2015	58	22.55 to	22.55	1,309 .	0.00 to 0.00	0.00	4.09 to 4.09
.	.	.	.		. ..	.		.
Fundamental Large Cap Value Trust Series I(*)	2019	93	39.63 to	36.65	3,548 .	0.70 to 0.20	1.18	35.58 to 34.91
.	2018	101	29.23 to	27.17	2,842 .	0.70 to 0.20	1.11	-17.20 to -17.61
.	2017	108	35.30 to	32.98	3,699 .	0.70 to 0.20	1.51	17.20 to 16.62
.	2016	160	30.12 to	28.28	4,698 .	0.70 to 0.20	2.16	9.95 to 9.41
.	2015	217	27.40 to	25.85	5,781 .	0.70 to 0.20	0.97	-1.31 to -1.80
.	.	.	.		. ..	.		.
Fundamental Large Cap Value Trust Series NAV(*)	2019	315	28.87 to	28.87	9,106 .	0.00 to 0.00	1.23	35.97 to 35.97
.	2018	305	21.23 to	21.23	6,469 .	0.00 to 0.00	1.18	-17.03 to -17.03
.	2017	320	25.59 to	25.59	8,185 .	0.00 to 0.00	1.72	17.54 to 17.54
.	2016	317	21.77 to	21.77	6,911 .	0.00 to 0.00	2.58	10.21 to 10.21
.	2015	191	19.75 to	19.75	3,773 .	0.00 to 0.00	1.03	-1.06 to -1.06
.	.	.	.		. ..	.		.

61 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Global Bond Trust Series I(*)	2019	50	$ 32.56 to $ 29.62		$ 1,543 .	0.70 % to 0.20%	6.61%	6.16 % to 5.63%
.	2018	36	30.67 to	28.04	1,065 .	0.70 to 0.20	2.71	-2.10 to -2.58
.	2017	34	31.33 to	28.78	1,015 .	0.70 to 0.20	2.36	8.54 to 8.00
.	2016	36	28.86 to	26.65	1,015 .	0.70 to 0.20	0.00	2.85 to 2.33
.	2015	41	28.07 to	26.04	1,123 .	0.70 to 0.20	1.76	-3.70 to -4.17
.	.	.	.		. ..		.	.
Global Bond Trust Series NAV(*)	2019	284	34.84 to	34.84	9,911 .	0.00 to 0.00	6.38	6.37 to 6.37
.	2018	282	32.75 to	32.75	9,227 .	0.00 to 0.00	2.70	-1.74 to -1.74
.	2017	271	33.33 to	33.33	9,043 .	0.00 to 0.00	2.29	8.71 to 8.71
.	2016	213	30.66 to	30.66	6,545 .	0.00 to 0.00	0.00	3.15 to 3.15
.	2015	201	29.73 to	29.73	5,977 .	0.00 to 0.00	2.49	-3.51 to -3.51
.	.	.	.		. ..		.	.
Global Trust Series I(*)	2019	46	36.24 to	32.95	1,522 .	0.70 to 0.20	2.08	15.81 to 15.23
.	2018	52	31.30 to	28.60	1,515 .	0.70 to 0.20	1.53	-14.67 to -15.09
.	2017	76	36.67 to	33.68	2,608 .	0.70 to 0.20	1.97	18.64 to 18.05
.	2016	75	30.91 to	28.53	2,158 .	0.70 to 0.20	4.37	9.25 to 8.70
.	2015	83	28.30 to	26.25	2,224 .	0.70 to 0.20	1.81	-6.61 to -7.08
.	.	.	.		. ..		.	.
Global Trust Series NAV(*)	2019	147	20.90 to	20.90	3,069 .	0.00 to 0.00	2.34	16.06 to 16.06
.	2018	131	18.01 to	18.01	2,358 .	0.00 to 0.00	1.91	-14.42 to -14.42
.	2017	123	21.04 to	21.04	2,579 .	0.00 to 0.00	2.00	18.90 to 18.90
.	2016	115	17.70 to	17.70	2,032 .	0.00 to 0.00	4.62	9.46 to 9.46
.	2015	123	16.17 to	16.17	1,989 .	0.00 to 0.00	1.96	-6.33 to -6.33
.	.	.	.		. ..		.	.
Health Sciences Trust Series I(*)	2019	52	110.75 to	101.82	5,558 .	0.65 to 0.20	0.00	28.42 to 27.85
.	2018	61	86.24 to	79.65	5,104 .	0.65 to 0.20	0.00	0.48 to 0.03
.	2017	62	85.82 to	79.62	5,158 .	0.65 to 0.20	0.00	27.25 to 26.68
.	2016	67	67.44 to	62.85	4,375 .	0.65 to 0.20	0.06	-10.75 to -11.15
.	2015	110	75.57 to	70.74	8,069 .	0.65 to 0.20	0.00	12.47 to 11.97
.	.	.	.		. ..		.	.
Health Sciences Trust Series NAV(*)	2019	80	89.80 to	89.80	7,141 .	0.00 to 0.00	0.00	28.67 to 28.67
.	2018	82	69.79 to	69.79	5,691 .	0.00 to 0.00	0.00	0.76 to 0.76
.	2017	95	69.27 to	69.27	6,555 .	0.00 to 0.00	0.00	27.61 to 27.61
.	2016	93	54.28 to	54.28	5,051 .	0.00 to 0.00	0.11	-10.54 to -10.54
.	2015	81	60.67 to	60.67	4,921 .	0.00 to 0.00	0.00	12.76 to 12.76
.	.	.	.		. ..		.	.
High Yield Trust Series I(*)	2019	71	38.67 to	35.18	2,626 .	0.70 to 0.20	5.48	15.43 to 14.85
.	2018	78	33.50 to	30.63	2,523 .	0.70 to 0.20	5.76	-3.21 to -3.69
.	2017	89	34.61 to	31.81	2,979 .	0.70 to 0.20	5.79	7.28 to 6.75
.	2016	114	32.27 to	29.80	3,561 .	0.70 to 0.20	7.03	16.03 to 15.45
.	2015	102	27.81 to	25.81	2,758 .	0.70 to 0.20	7.30	-8.51 to -8.96
.	.	.	.		. ..		.	.
High Yield Trust Series NAV(*)	2019	100	27.28 to	27.28	2,729 .	0.00 to 0.00	5.91	15.99 to 15.99
.	2018	86	23.52 to	23.52	2,011 .	0.00 to 0.00	6.89	-3.02 to -3.02
.	2017	67	24.25 to	24.25	1,622 .	0.00 to 0.00	4.30	7.46 to 7.46
.	2016	124	22.57 to	22.57	2,802 .	0.00 to 0.00	6.85	16.56 to 16.56
.	2015	117	19.36 to	19.36	2,264 .	0.00 to 0.00	6.07	-8.38 to -8.38
.	.	.	.		. ..		.	.
International Equity Index Series I(*)	2019	519	14.89 to	14.42	7,618 .	0.65 to 0.20	2.29	21.13 to 20.59
.	2018	608	12.30 to	11.96	7,383 .	0.65 to 0.20	2.26	-14.27 to -14.66
.	2017	651	14.34 to	14.02	9,241 .	0.65 to 0.20	2.46	27.05 to 26.49
.	2016	498	11.29 to	11.08	5,569 .	0.65 to 0.20	2.47	4.24 to 3.77
.	2015	420	10.83 to	10.68	4,525 .	0.65 to 0.20	2.54	-6.11 to -6.53
.	.	.	.		. ..		.	.
International Equity Index Series NAV(*)	2019	476	59.39 to	59.39	28,299 .	0.00 to 0.00	3.08	21.44 to 21.44
.	2018	311	48.91 to	48.91	15,197 .	0.00 to 0.00	2.43	-14.10 to -14.10
.	2017	304	56.94 to	56.94	17,323 .	0.00 to 0.00	2.37	27.45 to 27.45
.	2016	252	44.68 to	44.68	11,245 .	0.00 to 0.00	2.78	4.43 to 4.43
.	2015	276	42.78 to	42.78	11,819 .	0.00 to 0.00	2.45	-5.80 to -5.80
.	.	.	.		. ..		.	.
International Small Company Trust Series I(*)	2019	28	19.67 to	18.71	526 .	0.70 to 0.20	2.20	22.36 to 21.75
.	2018	28	16.08 to	15.37	435 .	0.70 to 0.20	1.47	-20.26 to -20.66
.	2017	44	20.16 to	19.37	854 .	0.70 to 0.20	1.44	29.20 to 28.56
.	2016	33	15.61 to	15.06	497 .	0.70 to 0.20	1.86	4.69 to 4.17
.	2015	40	14.91 to	14.46	587 .	0.70 to 0.20	1.51	6.32 to 5.80
.	.	.	.		. ..		.	.
International Small Company Trust Series NAV(*)	2019	78	20.19 to	20.19	1,565 .	0.00 to 0.00	2.34	22.71 to 22.71
.	2018	74	16.45 to	16.45	1,216 .	0.00 to 0.00	1.17	-20.07 to -20.07
.	2017	80	20.59 to	20.59	1,648 .	0.00 to 0.00	1.69	29.59 to 29.59
.	2016	57	15.89 to	15.89	904 .	0.00 to 0.00	1.97	4.95 to 4.95
.	2015	66	15.14 to	15.14	1,004 .	0.00 to 0.00	1.77	6.68 to 6.68
.	.	.	.		. ..		.	.
International Value Trust Series I(*)	2019	165	26.38 to	23.99	4,222 .	0.70 to 0.20	2.75	12.10 to 11.55
.	2018	188	23.54 to	21.51	4,299 .	0.70 to 0.20	2.28	-15.20 to -15.63
.	2017	231	27.75 to	25.49	6,222 .	0.70 to 0.20	1.84	16.91 to 16.32
.	2016	245	23.74 to	21.91	5,665 .	0.70 to 0.20	2.83	12.02 to 11.46
.	2015	174	21.19 to	19.66	3,623 .	0.70 to 0.20	1.92	-7.99 to -8.45
.	.	.	.		. ..		.	.

62 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
International Value Trust Series NAV(*)	2019	289	$ 17.92 to $ 17.92		$ 5,181 .	0.00 % to 0.00%	2.89%	12.40 % to 12.40%
.	2018	326	15.94 to	15.94	5,192 .	0.00 to 0.00	2.53	-14.96 to -14.96
.	2017	385	18.75 to	18.75	7,215 .	0.00 to 0.00	2.01	17.25 to 17.25
.	2016	345	15.99 to	15.99	5,518 .	0.00 to 0.00	2.38	12.20 to 12.20
.	2015	288	14.25 to	14.25	4,105 .	0.00 to 0.00	1.96	-7.72 to -7.72
.	.	.	.		. ..		.	.
Investment Quality Bond Trust Series I(*)	2019	109	37.35 to	33.97	3,904 .	0.70 to 0.20	2.36	9.15 to 8.60
.	2018	130	34.22 to	31.28	4,279 .	0.70 to 0.20	2.68	-1.02 to -1.51
.	2017	139	34.57 to	31.76	4,608 .	0.70 to 0.20	2.62	4.39 to 3.88
.	2016	147	33.12 to	30.57	4,666 .	0.70 to 0.20	2.20	4.09 to 3.56
.	2015	156	31.82 to	29.52	4,775 .	0.70 to 0.20	1.85	-1.02 to -1.51
.	.	.	.		. ..		.	.
Investment Quality Bond Trust Series NAV(*)	2019	37	18.81 to	18.81	696 .	0.00 to 0.00	2.47	9.35 to 9.35
.	2018	42	17.20 to	17.20	727 .	0.00 to 0.00	3.02	-0.67 to -0.67
.	2017	47	17.32 to	17.32	822 .	0.00 to 0.00	2.73	4.67 to 4.67
.	2016	44	16.55 to	16.55	729 .	0.00 to 0.00	2.42	4.26 to 4.26
.	2015	44	15.87 to	15.87	691 .	0.00 to 0.00	1.94	-0.68 to -0.68
.	.	.	.		. ..		.	.
Lifestyle Balanced Portfolio Series NAV(*)	2019	1	14.43 to	14.43	11 .	0.00 to 0.00	2.40	17.89 to 17.89
.	2018 (e)	1	12.24 to	12.24	7 .	0.00 to 0.00	10.50	-3.29 to -3.29
.	.	.	.		. ..		.	.
Lifestyle Growth Portfolio Series I(*)	2019	77	13.36 to	13.23	1,029 .	0.65 to 0.35	4.98	21.03 to 20.68
.	2018	10	10.96 to	10.96	108 .	0.65 to 0.65	1.45	-6.73 to -6.73
.	2017	28	11.75 to	11.75	324 .	0.65 to 0.65	2.93	15.37 to 15.37
.	2016	1	10.19 to	10.19	9 .	0.65 to 0.65	9.65	1.87 to 1.87
.	.	.	.		. ..		.	.
Lifestyle Growth Portfolio Series NAV(*)	2019	219	15.37 to	15.37	3,367 .	0.00 to 0.00	2.09	21.52 to 21.52
.	2018	198	12.64 to	12.64	2,501 .	0.00 to 0.00	2.22	-6.07 to -6.07
.	2017	197	13.46 to	13.46	2,653 .	0.00 to 0.00	8.30	16.20 to 16.20
.	2016	11	11.59 to	11.59	128 .	0.00 to 0.00	10.08	1.99 to 1.99
.	.	.	.		. ..		.	.
Lifestyle Moderate Portfolio Series NAV(*)	2019 (e)	5	13.96 to	13.96	74 .	0.00 to 0.00	4.10	15.95 to 15.95
.	.	.	.		. ..		.	.
M Capital Appreciation	2019	3	126.67 to	126.67	363 .	0.00 to 0.00	0.30	28.85 to 28.85
.	2018	3	98.31 to	98.31	266 .	0.00 to 0.00	0.30	-14.15 to -14.15
.	2017	3	114.51 to	114.51	294 .	0.00 to 0.00	0.00	19.02 to 19.02
.	2016	6	96.21 to	96.21	529 .	0.00 to 0.00	0.00	21.06 to 21.06
.	2015	4	79.47 to	79.47	329 .	0.00 to 0.00	0.00	-6.58 to -6.58
.	.	.	.		. ..		.	.
Managed Volatility Aggressive Portfolio Series I(*)	2019	36	38.16 to	35.04	1,258 .	0.65 to 0.20	1.32	20.54 to 20.00
.	2018	40	31.66 to	29.20	1,163 .	0.65 to 0.20	2.16	-8.65 to -9.06
.	2017	37	34.65 to	32.11	1,200 .	0.65 to 0.20	1.71	22.57 to 22.03
.	2016	40	28.27 to	26.31	1,056 .	0.65 to 0.20	1.55	1.75 to 1.29
.	2015	40	27.78 to	25.98	1,050 .	0.65 to 0.20	1.41	-6.04 to -6.46
.	.	.	.		. ..		.	.
Managed Volatility Aggressive Portfolio Series NAV(*)	2019	232	24.40 to	24.40	5,666 .	0.00 to 0.00	1.51	20.82 to 20.82
.	2018	215	20.19 to	20.19	4,347 .	0.00 to 0.00	2.20	-8.32 to -8.32
.	2017	208	22.03 to	22.03	4,576 .	0.00 to 0.00	1.73	22.88 to 22.88
.	2016	266	17.93 to	17.93	4,766 .	0.00 to 0.00	1.35	1.89 to 1.89
.	2015	366	17.59 to	17.59	6,434 .	0.00 to 0.00	2.05	-5.79 to -5.79
.	.	.	.		. ..		.	.
Managed Volatility Balanced Portfolio Series I(*)	2019	94	43.56 to	40.00	3,764 .	0.65 to 0.20	1.98	17.69 to 17.16
.	2018	97	37.02 to	34.14	3,321 .	0.65 to 0.20	2.24	-5.08 to -5.51
.	2017	109	39.00 to	36.13	3,941 .	0.65 to 0.20	2.02	13.90 to 13.40
.	2016	133	34.24 to	31.86	4,245 .	0.65 to 0.20	1.95	4.58 to 4.11
.	2015	147	32.74 to	30.60	4,491 .	0.65 to 0.20	2.84	-2.45 to -2.88
.	.	.	.		. ..		.	.
Managed Volatility Balanced Portfolio Series NAV(*)	2019	730	23.11 to	23.11	16,887 .	0.00 to 0.00	2.03	18.02 to 18.02
.	2018	796	19.58 to	19.58	15,600 .	0.00 to 0.00	2.37	-4.82 to -4.82
.	2017	804	20.58 to	20.58	16,546 .	0.00 to 0.00	2.18	14.15 to 14.15
.	2016	950	18.02 to	18.02	17,126 .	0.00 to 0.00	2.23	4.91 to 4.91
.	2015	880	17.18 to	17.18	15,117 .	0.00 to 0.00	2.49	-2.20 to -2.20
.	.	.	.		. ..		.	.
Managed Volatility Conservative Portfolio Series I(*)	2019	30	41.25 to	37.87	1,109 .	0.65 to 0.20	2.28	13.16 to 12.65
.	2018	37	36.45 to	33.61	1,249 .	0.65 to 0.20	2.50	-2.37 to -2.82
.	2017	42	37.34 to	34.59	1,464 .	0.65 to 0.20	2.40	7.60 to 7.12
.	2016	56	34.70 to	32.29	1,829 .	0.65 to 0.20	2.39	4.37 to 3.91
.	2015	58	33.25 to	31.08	1,842 .	0.65 to 0.20	2.54	-0.15 to -0.61
.	.	.	.		. ..		.	.
Managed Volatility Conservative Portfolio Series NAV(*)	2019	382	20.58 to	20.58	7,856 .	0.00 to 0.00	2.68	13.51 to 13.51
.	2018	314	18.13 to	18.13	5,694 .	0.00 to 0.00	2.96	-2.21 to -2.21
.	2017	259	18.54 to	18.54	4,800 .	0.00 to 0.00	2.51	7.94 to 7.94
.	2016	282	17.17 to	17.17	4,839 .	0.00 to 0.00	2.57	4.53 to 4.53
.	2015	277	16.43 to	16.43	4,546 .	0.00 to 0.00	2.71	0.18 to 0.18
.	.	.	.		. ..		.	.
Managed Volatility Growth Portfolio Series I(*)	2019	76	41.30 to	37.91	2,924 .	0.65 to 0.20	1.76	19.32 to 18.78
.	2018	86	34.61 to	31.91	2,777 .	0.65 to 0.20	2.09	-6.73 to -7.15
.	2017	91	37.11 to	34.37	3,157 .	0.65 to 0.20	1.91	18.35 to 17.82

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,					For the years and periods ended December 31,
		Units	Unit Fair Value			Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)			(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Managed Volatility Growth Portfolio Series I(*)	2016	100	$ 31.36 to $ 29.17			$ 2,959 .	0.65 % to 0.20%	1.61%	3.12 % to 2.67%
.	2015	127	30.41 to	28.41		3,612 .	0.65 to 0.20	2.66	-4.72 to -5.15
.	.	.	.		.	..		.	.
Managed Volatility Growth Portfolio Series NAV(*)	2019	983	23.61 to	23.61		23,202 .	0.00 to 0.00	1.84	19.68 to 19.68
.	2018	1,014	19.72 to	19.72		20,004 .	0.00 to 0.00	2.13	-6.56 to -6.56
.	2017	1,108	21.11 to	21.11		23,388 .	0.00 to 0.00	1.88	18.71 to 18.71
.	2016	1,378	17.78 to	17.78		24,499 .	0.00 to 0.00	1.95	3.38 to 3.38
.	2015	1,440	17.20 to	17.20		24,773 .	0.00 to 0.00	2.29	-4.55 to -4.55
.	.	.	.		.	..		.	.
Managed Volatility Moderate Portfolio Series I(*)	2019	50	44.15 to	40.53		2,024 .	0.65 to 0.20	2.05	16.49 to 15.96
.	2018	58	37.90 to	34.95		2,091 .	0.65 to 0.20	2.57	-4.18 to -4.61
.	2017	55	39.56 to	36.64		2,047 .	0.65 to 0.20	2.43	11.66 to 11.16
.	2016	54	35.43 to	32.96		1,825 .	0.65 to 0.20	2.25	5.08 to 4.61
.	2015	57	33.71 to	31.51		1,808 .	0.65 to 0.20	2.58	-1.11 to -1.56
.	.	.	.		.	..		.	.
Managed Volatility Moderate Portfolio Series NAV(*)	2019	323	22.67 to	22.67		7,324 .	0.00 to 0.00	2.20	16.85 to 16.85
.	2018	328	19.40 to	19.40		6,364 .	0.00 to 0.00	2.42	-3.93 to -3.93
.	2017	344	20.19 to	20.19		6,949 .	0.00 to 0.00	1.92	12.02 to 12.02
.	2016	534	18.03 to	18.03		9,624 .	0.00 to 0.00	2.22	5.25 to 5.25
.	2015	528	17.13 to	17.13		9,046 .	0.00 to 0.00	2.49	-0.86 to -0.86
.	.	.	.		.	..		.	.
Mid Cap Index Trust Series I(*)	2019	174	60.79 to	55.26		10,085 .	0.70 to 0.20	1.16	25.34 to 24.71
.	2018	171	48.50 to	44.31		7,927 .	0.70 to 0.20	1.11	-11.63 to -12.08
.	2017	186	54.88 to	50.40		9,765 .	0.70 to 0.20	0.53	15.58 to 15.00
.	2016	154	47.49 to	43.83		7,075 .	0.70 to 0.20	1.18	19.87 to 19.28
.	2015	165	39.61 to	36.74		6,321 .	0.70 to 0.20	1.13	-2.79 to -3.27
.	.	.	.		.	..		.	.
Mid Cap Index Trust Series NAV(*)	2019	348	41.68 to	41.68		14,489 .	0.00 to 0.00	1.19	25.72 to 25.72
.	2018	378	33.16 to	33.16		12,527 .	0.00 to 0.00	1.16	-11.45 to -11.45
.	2017	406	37.45 to	37.45		15,217 .	0.00 to 0.00	0.58	15.86 to 15.86
.	2016	335	32.32 to	32.32		10,816 .	0.00 to 0.00	0.87	20.17 to 20.17
.	2015	861	26.89 to	26.89		23,160 .	0.00 to 0.00	1.35	-2.54 to -2.54
.	.	.	.		.	..		.	.
Mid Cap Stock Trust Series I(*)	2019	81	56.89 to	51.72		4,487 .	0.70 to 0.20	0.00	34.26 to 33.59
.	2018	88	42.37 to	38.72		3,611 .	0.70 to 0.20	0.00	-1.76 to -2.25
.	2017	87	43.13 to	39.61		3,662 .	0.70 to 0.20	0.00	28.29 to 27.65
.	2016	104	33.62 to	31.03		3,425 .	0.70 to 0.20	0.00	0.39 to -0.11
.	2015	107	33.49 to	31.06		3,500 .	0.70 to 0.20	0.00	2.79 to 2.28
.	.	.	.		.	..		.	.
Mid Cap Stock Trust Series NAV(*)	2019	68	130.31 to	130.31		8,798 .	0.00 to 0.00	0.00	34.64 to 34.64
.	2018	64	96.79 to	96.79		6,198 .	0.00 to 0.00	0.00	-1.54 to -1.54
.	2017	62	98.30 to	98.30		6,056 .	0.00 to 0.00	0.00	28.66 to 28.66
.	2016	78	76.41 to	76.41		5,992 .	0.00 to 0.00	0.00	0.58 to 0.58
.	2015	85	75.96 to	75.96		6,484 .	0.00 to 0.00	0.00	3.04 to 3.04
.	.	.	.		.	..		.	.
Mid Value Trust Series I(*)	2019	127	36.17 to	34.48		4,542 .	0.65 to 0.20	1.11	19.29 to 18.76
.	2018	100	30.32 to	29.03		2,991 .	0.65 to 0.20	0.78	-11.02 to -11.42
.	2017	106	34.08 to	32.78		3,587 .	0.65 to 0.20	0.90	11.21 to 10.71
.	2016	159	30.64 to	29.60		4,842 .	0.65 to 0.20	1.17	23.77 to 23.22
.	2015	162	24.76 to	24.03		3,980 .	0.65 to 0.20	0.96	-3.62 to -4.06
.	.	.	.		.	..		.	.
Mid Value Trust Series NAV(*)	2019	175	56.90 to	56.90		9,980 .	0.00 to 0.00	1.18	19.49 to 19.49
.	2018	183	47.62 to	47.62		8,720 .	0.00 to 0.00	0.83	-10.68 to -10.68
.	2017	210	53.32 to	53.32		11,222 .	0.00 to 0.00	0.99	11.46 to 11.46
.	2016	231	47.84 to	47.84		11,066 .	0.00 to 0.00	1.24	24.09 to 24.09
.	2015	217	38.55 to	38.55		8,364 .	0.00 to 0.00	0.78	-3.41 to -3.41
.	.	.	.		.	..		.	.
Money Market Trust Series I(*)	2019	1,226	22.36 to	20.32		26,286 .	0.70 to 0.20	1.89	1.74 to 1.23
.	2018	905	21.98 to	20.07		18,872 .	0.70 to 0.20	1.52	1.34 to 0.83
.	2017	931	21.69 to	19.91		19,208 .	0.70 to 0.20	0.57	0.38 to -0.11
.	2016	1,317	21.60 to	19.93		27,416 .	0.70 to 0.20	0.07	-0.15 to -0.62
.	2015	1,286	21.64 to	20.05		26,532 .	0.70 to 0.20	0.00	-0.19 to -0.72
.	.	.	.		.	..		.	.
Money-Market Trust Series NAV(*)	2019	5,922	10.43 to	10.43		61,797 .	0.00 to 0.00	1.97	1.97 to 1.97
.	2018	6,270	10.23 to	10.23		64,149 .	0.00 to 0.00	1.58	1.60 to 1.60
.	2017	5,280	10.07 to	10.07		53,181 .	0.00 to 0.00	0.63	0.61 to 0.61
.	2016	3,628	10.00 to	10.00		36,318 .	0.00 to 0.00	0.16	0.05 to 0.05
.	.	.	.		.	..		.	.
PIMCO All Asset	2019	269	24.55 to	19.26		5,554 .	0.65 to 0.00	2.63	11.44 to 10.72
.	2018	267	22.17 to	17.29		4,942 .	0.65 to 0.00	2.97	-5.59 to -6.21
.	2017	235	23.64 to	18.31		4,546 .	0.65 to 0.00	4.49	13.19 to 12.46
.	2016	215	21.02 to	16.18		3,668 .	0.65 to 0.00	2.36	12.59 to 11.85
.	2015	208	18.79 to	14.37		3,158 .	0.65 to 0.00	2.98	-9.31 to -9.90
.	.	.	.		.	..		.	.
Real Estate Securities Trust Series I(*)	2019	42	243.37 to	221.30		9,602 .	0.70 to 0.20	2.08	29.14 to 28.50
.	2018	44	188.45 to	172.22		7,803 .	0.70 to 0.20	1.68	-3.66 to -4.14
.	2017	47	195.60 to	179.66		8,670 .	0.70 to 0.20	0.50	6.02 to 5.50
.	2016	57	184.49 to	170.30		9,971 .	0.70 to 0.20	3.37	6.71 to 6.17

64 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Real Estate Securities Trust Series I(*)	2015	64	$ 172.90 to $ 160.39		$ 10,349 .	0.70 % to 0.20%	1.83%	2.47 % to 1.96%
.	.	.	.		. ..		.	.
Real Estate Securities Trust Series NAV(*)	2019	71	202.92 to	202.92	14,346 .	0.00 to 0.00	2.12	29.47 to 29.47
.	2018	74	156.74 to	156.74	11,529 .	0.00 to 0.00	1.70	-3.43 to -3.43
.	2017	84	162.30 to	162.30	13,692 .	0.00 to 0.00	0.63	6.26 to 6.26
.	2016	88	152.74 to	152.74	13,370 .	0.00 to 0.00	3.58	6.96 to 6.96
.	2015	89	142.80 to	142.80	12,731 .	0.00 to 0.00	1.90	2.80 to 2.80
.	.	.	.		. ..		.	.
Science & Technology Trust Series I(*)	2019	156	71.33 to	64.86	10,496 .	0.70 to 0.20	0.13	37.78 to 37.09
.	2018	161	51.77 to	47.31	7,892 .	0.70 to 0.20	0.00	-0.81 to -1.31
.	2017	177	52.19 to	47.93	8,662 .	0.70 to 0.20	0.05	40.85 to 40.15
.	2016	225	37.05 to	34.20	7,948 .	0.70 to 0.20	0.00	8.17 to 7.63
.	2015	271	34.25 to	31.78	8,846 .	0.70 to 0.20	0.00	6.47 to 5.94
.	.	.	.		. ..		.	.
Science & Technology Trust Series NAV(*)	2019	154	60.29 to	60.29	9,291 .	0.00 to 0.00	0.16	38.09 to 38.09
.	2018	166	43.66 to	43.66	7,254 .	0.00 to 0.00	0.00	-0.57 to -0.57
.	2017	130	43.91 to	43.91	5,705 .	0.00 to 0.00	0.10	41.21 to 41.21
.	2016	112	31.10 to	31.10	3,496 .	0.00 to 0.00	0.00	8.41 to 8.41
.	2015	82	28.68 to	28.68	2,339 .	0.00 to 0.00	0.00	6.78 to 6.78
.	.	.	.		. ..		.	.
Select Bond Trust Series I(*)	2019	263	12.73 to	12.29	3,291 .	0.65 to 0.20	1.91	8.72 to 8.25
.	2018	537	11.71 to	11.35	6,214 .	0.65 to 0.20	2.72	-0.64 to -1.08
.	2017	571	11.79 to	11.47	6,653 .	0.65 to 0.20	2.69	3.45 to 2.99
.	2016	636	11.39 to	11.14	7,180 .	0.65 to 0.20	3.14	2.85 to 2.39
.	2015	528	11.08 to	10.88	5,810 .	0.65 to 0.20	3.49	0.01 to -0.41
.	.	.	.		. ..		.	.
Select Bond Trust Series NAV(*)	2019	98	13.01 to	13.01	1,272 .	0.00 to 0.00	2.70	9.01 to 9.01
.	2018	100	11.94 to	11.94	1,188 .	0.00 to 0.00	2.32	-0.38 to -0.38
.	2017	140	11.98 to	11.98	1,682 .	0.00 to 0.00	1.98	3.65 to 3.65
.	2016	664	11.56 to	11.56	7,677 .	0.00 to 0.00	4.98	3.19 to 3.19
.	2015	62	11.20 to	11.20	699 .	0.00 to 0.00	3.02	0.30 to 0.30
.	.	.	.		. ..		.	.
Short Term Government Income Trust Series I(*)	2019	452	11.02 to	10.53	4,924 .	0.70 to 0.20	2.45	3.12 to 2.66
.	2018	152	10.69 to	10.26	1,589 .	0.70 to 0.20	2.09	0.60 to 0.12
.	2017	140	10.63 to	10.25	1,451 .	0.70 to 0.20	1.38	0.35 to -0.13
.	2016	138	10.59 to	10.26	1,436 .	0.70 to 0.20	1.80	0.33 to -0.13
.	2015	151	10.55 to	10.27	1,562 .	0.70 to 0.20	1.66	0.41 to -0.06
.	.	.	.		. ..		.	.
Short Term Government Income Trust Series NAV(*)	2019	456	11.33 to	11.33	5,166 .	0.00 to 0.00	1.81	3.44 to 3.44
.	2018	486	10.95 to	10.95	5,323 .	0.00 to 0.00	3.55	0.89 to 0.89
.	2017	196	10.86 to	10.86	2,133 .	0.00 to 0.00	1.52	0.62 to 0.62
.	2016	191	10.79 to	10.79	2,057 .	0.00 to 0.00	1.75	0.63 to 0.63
.	2015	132	10.72 to	10.72	1,410 .	0.00 to 0.00	2.13	0.69 to 0.69
.	.	.	.		. ..		.	.
Small Cap Index Trust Series I(*)	2019	98	45.60 to	41.46	4,270 .	0.70 to 0.20	0.98	24.79 to 24.17
.	2018	155	36.54 to	33.39	5,473 .	0.70 to 0.20	0.95	-11.60 to -12.05
.	2017	155	41.34 to	37.96	6,187 .	0.70 to 0.20	0.44	14.16 to 13.59
.	2016	168	36.21 to	33.42	5,910 .	0.70 to 0.20	1.13	20.73 to 20.13
.	2015	200	29.99 to	27.82	5,827 .	0.70 to 0.20	1.06	-4.77 to -5.24
.	.	.	.		. ..		.	.
Small Cap Index Trust Series NAV(*)	2019	244	38.05 to	38.05	9,279 .	0.00 to 0.00	1.03	25.07 to 25.07
.	2018	292	30.42 to	30.42	8,878 .	0.00 to 0.00	1.22	-11.31 to -11.31
.	2017	199	34.30 to	34.30	6,813 .	0.00 to 0.00	0.52	14.43 to 14.43
.	2016	197	29.98 to	29.98	5,906 .	0.00 to 0.00	1.17	21.02 to 21.02
.	2015	217	24.77 to	24.77	5,375 .	0.00 to 0.00	1.09	-4.59 to -4.59
.	.	.	.		. ..		.	.
Small Cap Opportunities Trust Series I(*)	2019	265	51.95 to	47.79	12,843 .	0.70 to 0.20	0.39	25.28 to 24.66
.	2018	294	41.46 to	38.34	11,456 .	0.70 to 0.20	0.42	-14.02 to -14.45
.	2017	324	48.22 to	44.81	14,715 .	0.70 to 0.20	0.41	10.85 to 10.30
.	2016	360	43.50 to	40.62	14,819 .	0.70 to 0.20	0.47	19.23 to 18.63
.	2015	394	36.49 to	34.24	13,649 .	0.70 to 0.20	0.07	-5.35 to -5.83
.	.	.	.		. ..		.	.
Small Cap Opportunities Trust Series NAV(*)	2019	14	26.52 to	26.52	365 .	0.00 to 0.00	0.42	25.60 to 25.60
.	2018	16	21.11 to	21.11	331 .	0.00 to 0.00	0.50	-13.81 to -13.81
.	2017	14	24.50 to	24.50	339 .	0.00 to 0.00	0.39	11.18 to 11.18
.	2016	19	22.03 to	22.03	409 .	0.00 to 0.00	0.54	19.51 to 19.51
.	2015	16	18.44 to	18.44	286 .	0.00 to 0.00	0.14	-5.12 to -5.12
.	.	.	.		. ..		.	.
Small Cap Stock Trust Series I(*)	2019	35	41.70 to	39.66	1,404 .	0.65 to 0.20	0.00	37.75 to 37.13
.	2018	40	30.27 to	28.93	1,176 .	0.65 to 0.20	0.00	-5.38 to -5.81
.	2017	44	32.00 to	30.71	1,372 .	0.65 to 0.20	0.00	26.21 to 25.65
.	2016	63	25.35 to	24.44	1,544 .	0.65 to 0.20	0.00	2.09 to 1.63
.	2015	46	24.83 to	24.05	1,118 .	0.65 to 0.20	0.00	-9.03 to -9.44
.	.	.	.		. ..		.	.
Small Cap Stock Trust Series NAV(*)	2019	49	50.71 to	50.71	2,496 .	0.00 to 0.00	0.00	38.10 to 38.10
.	2018	47	36.72 to	36.72	1,742 .	0.00 to 0.00	0.00	-5.22 to -5.22
.	2017	135	38.74 to	38.74	5,244 .	0.00 to 0.00	0.00	26.70 to 26.70
.	2016	257	30.58 to	30.58	7,850 .	0.00 to 0.00	0.00	2.27 to 2.27

65 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7. Unit Values (continued):

		At December 31,				For the years and periods ended December 31,
		Units	Unit Fair Value		Assets	Expense Ratio	Investment	Total Return
Sub-account	Year	(000s)	Highest to Lowest (a)		(000s)	Highest to Lowest (b)	Income Ratio (c)	Highest to Lowest (d)
Small Cap Stock Trust Series NAV(*)	2015	274	$ 29.90 to $ 29.90		$ 8,184 .	0.00 % to 0.00%	0.00	-8.78 % to -8.78%
.	.	.	.		. ..		.	.
Small Cap Value Trust Series I(*)	2019	25	33.69 to	31.89	826 .	0.65 to 0.20	0.61	26.27 to 25.70
.	2018	25	26.68 to	25.37	636 .	0.65 to 0.20	0.68	-12.67 to -13.07
.	2017	27	30.55 to	29.18	808 .	0.65 to 0.20	0.86	3.52 to 3.06
.	2016	38	29.51 to	28.32	1,090 .	0.65 to 0.20	0.74	22.43 to 21.88
.	2015	34	24.11 to	23.24	790 .	0.65 to 0.20	0.38	-1.56 to -2.00
.	.	.	.		. ..		.	.
Small Cap Value Trust Series NAV(*)	2019	89	96.38 to	96.38	8,610 .	0.00 to 0.00	0.65	26.62 to 26.62
.	2018	84	76.12 to	76.12	6,366 .	0.00 to 0.00	0.72	-12.45 to -12.45
.	2017	96	86.94 to	86.94	8,356 .	0.00 to 0.00	0.94	3.79 to 3.79
.	2016	108	83.77 to	83.77	9,050 .	0.00 to 0.00	0.76	22.68 to 22.68
.	2015	115	68.28 to	68.28	7,882 .	0.00 to 0.00	0.50	-1.31 to -1.31
.	.	.	.		. ..		.	.
Small Company Value Trust Series I(*)	2019	46	49.36 to	44.88	2,211 .	0.70 to 0.20	0.84	25.28 to 24.65
.	2018	56	39.40 to	36.00	2,146 .	0.70 to 0.20	0.37	-13.12 to -13.55
.	2017	62	45.35 to	41.65	2,739 .	0.70 to 0.20	0.22	11.27 to 10.72
.	2016	87	40.75 to	37.62	3,467 .	0.70 to 0.20	0.77	32.05 to 31.39
.	2015	101	30.86 to	28.63	3,053 .	0.70 to 0.20	1.09	-5.79 to -6.26
.	.	.	.		. ..		.	.
Small Company Value Trust Series NAV(*)	2019	42	34.82 to	34.82	1,478 .	0.00 to 0.00	0.95	25.65 to 25.65
.	2018	38	27.71 to	27.71	1,062 .	0.00 to 0.00	0.43	-12.93 to -12.93
.	2017	35	31.83 to	31.83	1,129 .	0.00 to 0.00	0.24	11.58 to 11.58
.	2016	23	28.53 to	28.53	648 .	0.00 to 0.00	0.90	32.33 to 32.33
.	2015	21	21.56 to	21.56	454 .	0.00 to 0.00	0.75	-5.51 to -5.51
.	.	.	.		. ..		.	.
Strategic Income Opportunities Trust Series I(*)	2019	60	29.63 to	27.60	1,746 .	0.65 to 0.20	2.43	10.68 to 10.18
.	2018	88	26.77 to	25.05	2,316 .	0.65 to 0.20	3.68	-5.23 to -5.66
.	2017	92	28.25 to	26.55	2,561 .	0.65 to 0.20	3.00	5.38 to 4.90
.	2016	108	26.80 to	25.31	2,834 .	0.65 to 0.20	2.56	4.92 to 4.45
.	2015	105	25.55 to	24.23	2,624 .	0.65 to 0.20	2.91	1.02 to 0.56
.	.	.	.		. ..		.	.
Strategic Income Opportunities Trust Series NAV(*)	2019	229	22.73 to	22.73	5,210 .	0.00 to 0.00	2.78	11.00 to 11.00
.	2018	243	20.48 to	20.48	4,978 .	0.00 to 0.00	3.90	-5.00 to -5.00
.	2017	231	21.56 to	21.56	4,988 .	0.00 to 0.00	3.38	5.66 to 5.66
.	2016	185	20.40 to	20.40	3,772 .	0.00 to 0.00	2.55	5.19 to 5.19
.	2015	179	19.39 to	19.39	3,462 .	0.00 to 0.00	2.41	1.27 to 1.27
.	.	.	.		. ..		.	.
Total Bond Market Series Trust NAV(*)	2019	842	27.10 to	27.10	22,815 .	0.00 to 0.00	2.47	8.30 to 8.30
.	2018	799	25.02 to	25.02	19,993 .	0.00 to 0.00	2.75	-0.24 to -0.24
.	2017	923	25.08 to	25.08	23,146 .	0.00 to 0.00	2.73	3.34 to 3.34
.	2016	1,152	24.27 to	24.27	27,955 .	0.00 to 0.00	3.32	2.45 to 2.45
.	2015	687	23.69 to	23.69	16,288 .	0.00 to 0.00	2.85	0.30 to 0.30
.	.	.	.		. ..		.	.
Total Stock Market Index Trust Series I(*)	2019	114	37.78 to	34.35	4,224 .	0.70 to 0.20	1.39	29.37 to 28.73
.	2018	219	29.21 to	26.69	6,265 .	0.70 to 0.20	1.11	-5.89 to -6.36
.	2017	264	31.03 to	28.50	8,026 .	0.70 to 0.20	1.47	20.35 to 19.75
.	2016	282	25.79 to	23.80	7,153 .	0.70 to 0.20	1.42	12.16 to 11.60
.	2015	274	22.99 to	21.33	6,177 .	0.70 to 0.20	1.75	-0.83 to -1.33
.	.	.	.		. ..		.	.
Total Stock Market Index Trust Series NAV(*)	2019	54	131.56 to	131.56	7,142 .	0.00 to 0.00	1.66	29.70 to 29.70
.	2018	58	101.44 to	101.44	5,909 .	0.00 to 0.00	1.23	-5.66 to -5.66
.	2017	55	107.52 to	107.52	5,861 .	0.00 to 0.00	1.62	20.65 to 20.65
.	2016	28	89.11 to	89.11	2,505 .	0.00 to 0.00	1.60	12.38 to 12.38
.	2015	22	79.30 to	79.30	1,706 .	0.00 to 0.00	1.43	-0.53 to -0.53
.	.	.	.		. ..		.	.
Ultra Short Term Bond Trust Series I(*)	2019	0	10.22 to 9.98		2 .	0.65 to 0.45	1.73	2.67 to 2.42
.	2018	0	9.95 to	9.75	3 .	0.65 to 0.45	1.64	0.97 to 0.70
.	2017	0	9.86 to	9.68	3 .	0.65 to 0.45	0.90	0.23 to -0.04
.	2016	1	9.84 to	9.68	9 .	0.65 to 0.45	1.53	0.10 to -0.17
.	2015	1	9.83 to	9.70	9 .	0.65 to 0.45	1.31	-0.47 to -0.71
.	.	.	.		. ..		.	.
Ultra Short Term Bond Trust Series NAV(*)	2019	85	10.68 to	10.68	908 .	0.00 to 0.00	1.96	3.08 to 3.08
.	2018	67	10.36 to	10.36	698 .	0.00 to 0.00	1.81	1.53 to 1.53
.	2017	58	10.20 to	10.20	590 .	0.00 to 0.00	1.55	0.62 to 0.62
.	2016	63	10.14 to	10.14	635 .	0.00 to 0.00	1.36	0.67 to 0.67
.	2015	124	10.07 to	10.07	1,252 .	0.00 to 0.00	2.02	0.01 to 0.01

66 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

7.Unit Values (continued):

(*)Sub-account that invests in affiliated Trust.

(a)As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as "Revenue from underlying fund (12b-1, STA, Other)" and "Revenue from Sub-account" (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)Sub-account available in prior year but no activity.

67 of 68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2019

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code ("the Code"). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0.00% and 0.70% of the average net value of the Account's assets for the assumption of mortality and expense risks.

68 of 68

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account N is incorporated by reference to post-effective amendment number 1, file number 333-152409, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 1, incorporated by reference to file number 333-233647, filed with the Commission in April 2020.
(d) Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 6, file number 333-100567 filed with the Commission on April 30, 2007.
(2) Form of Specimen Flexible Term Insurance Option Term Life Rider, incorporated by reference to post-effective amendment number 6, file number 333-100567, filed with the Commission on April 30, 2007.
(e)(1) Specimen Application for Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 7, file number 33-52310, filed with the Commission on April 26, 1996.
(2) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 9, file number 33-52310, filed with the Commission on April 26, 1996.
(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 2, file number 333-179570, filed with the Commission in April 2013.
(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 2, file number 333-179570, filed with the Commission in April 2013.

(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.
(h) (1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission April 28, 2014.
(j) Not applicable.
(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n) (1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.
(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.
Powers of Attorney
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013. Power of Attorney for Linda A. Davis Watters, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission in April, 2017. Power of Attorney for Marianne Harrison, incorporated by reference to pre-effective amendment No. 1, File No. 333-221236, filed with the Commission on December 14, 2017. Power of Attorney for Brooks Tingle, incorporated by reference to post-effective amendment number 15, file number 333-193994, filed with the Commission on July 10, 2018. Powers of Attorney for J. Stephanie Nam, Ken Ross, and Henry H. Wong, incorporated by reference to pre-effective amendment number 1, file number 333-233648, filed with the Commission on December 16, 2019.

Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
Name and Principal Business Address	Position with Depositor
Marianne Harrison 200 Berkeley Street Boston, MA 02116	Chair, President & Chief Executive Officer
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
James D. Gallagher 200 Berkeley Street Boston, MA 02116	Director, Executive Vice President
J. Stephanie Nam 1 West 72nd Street, Apt. 35 New York NY 10023	Director
Ken Ross 200 Berkeley St. Boston, MA 02116	Director
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
Brooks Tingle 200 Berkeley Street Boston, MA 02116	Director, Senior Vice President
John G. Vrysen 200 Berkeley Street Boston, MA 02116	Director
Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116	Director
Henry H. Wong 200 Berkeley Street Boston, MA 02116	Director
Executive Vice Presidents
Andrew G. Arnott*
Christopher Paul Conkey**
Scott S. Hartz**	Chief Investment Officer – U.S. Investments
Naveed Irshad**	Head of Legacy Business
Halina K. von dem Hagen***	Treasurer
Shamus Weiland*	Chief Information Officer
Senior Vice Presidents
Emanuel Alves*	General Counsel
John C.S. Anderson**
Michael Biagiotti*
Kevin J. Cloherty**
Peter DeFrancesco*	Head of Digital – Direct to Consumer
Barbara Goose*	Chief Marketing Officer
Linda Levyne*
Patrick McGuinness*
William McPadden**
Joelle Metzman**
Patrick M. Murphy*
Lee Ann Murray**
Sebastian Pariath*	Head of Operations and Chief Information Officer
Martin Sheerin*	Chief Financial Officer
Curt Smith*

Name and Principal Business Address	Position with Depositor
Anthony Teta*
Leo Zerilli**
Vice Presidents
Lynda Abend*
John Addeo**
Mark Akerson*
Kevin Askew**
Zahir Bhanji***	CFO JH Insurance
Stephen J. Blewitt**
Alan M. Block**
Paul Boyne**
Jon Bourgault**	Senior Counsel
Ian B. Brodie**
Randall B. Brown*
Ted Bruntrager*	Chief Risk Officer
Grant Buchanan***
Daniel C. Budde**
Robert Burrow**
Jennifer Toone Campanella**
Rick A. Carlson*
Patricia Rosch Carrington**
Todd J. Cassler*
Ken K. Cha*
Diana Chan***	Treasury Operations
Brian Collins*
William E. Corson**
Kenneth D’Amato*
John J. Danello**
Robert Donahue*
Jeffrey Duckworth*
Carolyn Flanagan**
Lauren Marx Fleming**
Philip J. Fontana**
Carl O. Fowler**
Scott Francolini*
Paul Gallagher**
Thomas C. Goggins**
Susan Ghalili*
Jeffrey N. Given**
Howard C. Greene**
Christopher Griswold*
Erik Gustafson**
Richard Harris***	Appointed Actuary
Ellie Harrison*	US Human Resources
John Hatch*
Michael Hession*
John Hibbs*
Kevin Hill*
James C. Hoodlet*
Sesh Iyengar**
Daniel S. Janis III**
Mitchell Karman**	CCO & Counsel
Recep C. Kendircioglu**
Neal P. Kerins*
Frank Knox**	CCO – Retail Funds
Hung Ko***	Treasury
Diane R. Landers**
Michael Landolfi**

Name and Principal Business Address	Position with Depositor
Scott Lively**
Jeffrey H. Long**
Jennifer Lundmark*
Edward P. Macdonald**
Patrick MacDonnell**
Kevin McGuire*
Nathaniel I. Margolis**
Robert G. Maulden**
John B. Maynard**
Karen McCafferty**
Scott A. McFetridge**
Jonathan McGee**
Ann McNally*
Michael McNamara*
Steven E. Medina**
Maureen Milet**	CCO – Investments
Scott Morin*
Catherine Murphy*	Deputy Appointed Actuary
Jeffrey H. Nataupsky**
Scott Navin**
Sinead O’Connor*
Jeffrey Packard**
Gary M. Pelletier**
David Pemstein**
Charlie Philbrook*
David Plumb*
Tracey Polsgrove*
Todd Renneker**
Charles A. Rizzo**
Robert William Rizzo*
Susan Roberts*
Keri Rogers**
Ian Roke**
Josephine M. Rollka*
Ronald J. Rovner*
Devon Russell*
Thomas Samoluk**
Emory W. Sanders*
Jeffrey R. Santerre**
Martin C. Schafer*
Dolores (Dee Dee) Schreitmueller*
Christopher L. Sechler**
Thomas Shea**
Gordon Shone**
Susan Simi**
Darren Smith**
Rob Stanley*
Paddy Subbaraman**
Wilfred Talbot*
Gary Tankersley*
Nathan Thooft**
Tony Todisco*
Brian E. Torrisi**
Len van Greuning*
Simonetta Vendittelli*	Controller
Peter de Vries*
Lisa Ann Welch**
Adam Wise**

Name and Principal Business Address	Position with Depositor
R. Blake Witherington**
Sameh Youssef*
Ross Zilber*
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2019

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Investment Management Holdings (Canada) Limited (Canada)
Manulife Investment Management Limited (Canada)
BIS Services (Bermuda) Limited (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)
Manulife Property Limited Partnership II (Ontario)
Manulife Investment Management (North America) Limited (Canada)
Manulife Investment Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership (Alberta)
PT Asuransi Jiwa Manulife Indonesia (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.) Inc. (Philippines)
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
Manulife Investment Management International Holdings Limited (Barbados)
Manulife Investment Management (Singapore) Pte. Ltd. (Singapore)
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Investment Management (Hong Kong) Limited (Hong Kong)
Manulife (Vietnam) Limited (Vietnam)
Manulife Holdings Berhad (Malaysia)
Manulife Investment Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Investment Fund Management (Vietnam) Company Limited (Vietnam)
Manulife Insurance Berhad (Malaysia)
Manulife Investment Management (M) Berhad (Malaysia)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Variable Trust Advisers LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Investment Management (US) LLC (Delaware)
John Hancock Investment Management LLC (Delaware)
John Hancock Investment Management Distributors LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
[2] The remaining 0.1% equity of John Hancock Investment Management LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership II
[6] Manulife Asset Management (Japan) Limited will change its name to Manulife Investment Management (Japan) Limited in April, 2020
[7] The reported jurisdiction represents the jurisdiction of incorporation

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.
Name	Title
James C. Hoodlet*	Director
Gary Tankersley*	Director, President and Chief Executive Officer
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Tracy Lannigan**	Secretary
Brian Collins**	Vice President, US Taxation
Jeffrey H. Long**	Chief Financial Officer and Financial Operations Principal
*Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
Compensation received, directly or indirectly, from the Registrant by John Hancock Distributors LLC, the sole principal underwriter of the contracts funded by the Separate Account during the last fiscal year:
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, 200 Berkeley Street, Boston, Massachusetts 02116, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940
John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 21st day of April, 2020.
John Hancock Life Insurance Company (U.S.A.) Separate Account N
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)
By: /s/ Marianne Harrison

Marianne Harrison
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 21st day of April, 2020.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer
* Marianne Harrison	Chair, President and Chief Executive Officer
* Paul M. Connolly	Director
* James D. Gallagher	Director
* J. Stephanie Nam	Director
* Ken Ross	Director
* Rex Schlaybaugh, Jr.	Director
* Brooks Tingle	Director
* John G. Vrysen	Director
* Linda A. Davis Watters	Director
* Henry H. Wong	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock Service Office for more information at 1-800-827-4546 or write to us at Life Post Issue, John Hancock Life Insurance Company, PO Box 55979, Boston, MA 02205. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.
Certain of the investment options listed below are offered under variable life insurance policies bearing the title Corporate VUL.
500 Index
Active Bond
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Bond
Disciplined Value International
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Health Sciences
High Yield
International Equity Index
International Small Company
Investment Quality Bond
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Managed Volatility Aggressive
Managed Volatility Balanced
Managed Volatility Conservative
Managed Volatility Growth
Managed Volatility Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Opportunistic Fixed Income
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Select Bond
Short Term Government Income
Small Cap Index
Small Cap Opportunities
Small Cap Stock
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market
Total Stock Market Index
Ultra Short Term Bond
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock life insurance policy unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.
Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-827-4546. Your election to receive reports in paper will apply to all Portfolios offered within your life insurance policy.
1

Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Valuation
On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange (“NYSE”) is open for trading. We normally compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the Securities and Exchange Commission and applicable regulations.
We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify: If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day.
2

If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.
Total annual portfolio operating expenses
The following table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2019, charged by any of the portfolios underlying a variable investment account offered through CVUL policies purchased on or after October 12, 2005, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.41%	2.02%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.87%, respectively.
3

The next table describes the minimum and maximum portfolio level fees and expenses, as of December 31, 2019, charged by any of the portfolios underlying a variable investment option offered through a Corporate VUL policy purchased prior to October 12, 2005, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.46%	2.02%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.87%, respectively.
Table of Variable Investment Accounts and Investment Subadvisers
Please note that certain of the investment options described in this table may not be available to you under your policy.
When you select a Separate Account variable investment account, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”), the PIMCO Variable Insurance Trust (the “PIMCO Trust” with respect to the PIMCO VIT All Asset portfolio) or the M Fund, Inc. (the “M Fund”), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account variable investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Variable Trust Advisers LLC (“JHVTA”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHVTA pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHVTA and may indirectly benefit from any investment management fees JHVTA retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, and American International portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the
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Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the portfolio.
The following table provides a general description of the portfolios that underlie the variable investment accounts we make available under the policy. You bear the investment risk of any portfolio you choose as a variable investment account for your policy. You can find a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.
The variable investment accounts in the Separate Account are not publicly traded mutual funds. The variable investment accounts are only available to you as variable investment accounts in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the variable investment accounts also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any variable investment account described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the variable investment accounts of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHVTA, M Financial or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives and strategies, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the portfolio.
Portfolio	Subadviser	Investment Objective
500 Index	Manulife Investment Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long term growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Disciplined Value International	Boston Partners Global Investors, Inc.	To seek to provide long-term growth of capital.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
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Portfolio	Subadviser	Investment Objective
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	Manulife Investment Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Manulife Investment Management (US) LLC	To seek to provide long-term capital appreciation.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company, LLC	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Investment Quality Bond	Wellington Management Company LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative	Manulife Investment Management (US) LLC	To seek to provide a high level of current income with some consideration given to growth of capital.
Lifestyle Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate	Manulife Investment Management (US) LLC	To seek to provide a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Aggressive	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Balanced	Manulife Investment Management (US) LLC	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Conservative	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Growth	Manulife Investment Management (US) LLC	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Managed Volatility Moderate	Manulife Investment Management (US) LLC	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	Manulife Investment Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Opportunistic Fixed Income	Wellington Management Company LLP	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
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Portfolio	Subadviser	Investment Objective
Real Estate Securities	DWS Investment Management Americas, Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	Allianz Global Investors U.S. LLC; and T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Select Bond	Manulife Investment Management (US) LLC	To seek to provide income and capital appreciation.
Short Term Government Income	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and GW&K Investment Management, LLC	To seek to provide long-term capital appreciation.
Small Cap Stock	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	Manulife Investment Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market	Manulife Investment Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	Manulife Investment Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	Manulife Investment Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
M International Equity (a series of M Fund, Inc.)	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	Brandywine Global Investment Management, LLC	To seek to provide long-term capital appreciation.

*  The Barclays U.S. Aggregate Bond Index represents the U.S. investment grade bond market.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy
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holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider's benefits generally will be excludible from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy
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owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the
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owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½ or
•	is attributable to the policy owner becoming disabled.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a
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reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen, U.S. resident alien or other U.S. person, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, the country or territory in which you reside may still tax you on the surrender of the policy replaced through the exchange. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.